EXECUTION










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               GE CAPITAL MORTGAGE SERVICES, INC.,

                       Seller and Servicer


                               and


               THE FIRST NATIONAL BANK OF CHICAGO,

                             Trustee


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                 POOLING AND SERVICING AGREEMENT


                  Dated as of September 1, 1996



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           Home Equity Loan Pass-Through Certificates,
                         Series 1996-HE3


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                        TABLE OF CONTENTS


                            ARTICLE I

                           DEFINITIONS

1.01.  Definitions . . . . . . . . . . . . . . . . . . . . . .  1

                            ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES

2.01.  Conveyance of Mortgage Loans. . . . . . . . . . . . . . 36
2.02.  Acceptance by Trustee . . . . . . . . . . . . . . . . . 40
2.03.  Representations and Warranties of the Company;
       Mortgage Loan Repurchase. . . . . . . . . . . . . . . . 41
2.04.  Execution of Certificates . . . . . . . . . . . . . . . 47
2.05.  The REMICs. . . . . . . . . . . . . . . . . . . . . . . 48
2.06.  Designations under the REMIC Provisions . . . . . . . . 50

                           ARTICLE III

                   ADMINISTRATION AND SERVICING
                        OF MORTGAGE LOANS

3.01.  Company to Act as Servicer. . . . . . . . . . . . . . . 51
3.02.  Collection of Certain Mortgage Loan Payments;
       Mortgage Loan Payment Record; Certificate
       Account . . . . . . . . . . . . . . . . . . . . . . . . 56
3.03.  [Omitted] . . . . . . . . . . . . . . . . . . . . . . . 60
3.04.  Permitted Debits to the Mortgage Loan Payment Record. . 60
3.05.  [Omitted] . . . . . . . . . . . . . . . . . . . . . . . 61
3.06.  Maintenance of Hazard Insurance . . . . . . . . . . . . 61
3.07.  Assumption and Modification Agreements. . . . . . . . . 62
3.08.  Realization Upon Defaulted Mortgage Loans . . . . . . . 63
3.09.  Trustee to Cooperate; Release of Mortgage Files . . . . 66
3.10.  Servicing Compensation; Payment of Certain
       Expenses by the Company . . . . . . . . . . . . . . . . 67
3.11.  Reports to the Trustee; Certificate Account
       Statements. . . . . . . . . . . . . . . . . . . . . . . 68
3.12.  Annual Statement as to Compliance . . . . . . . . . . . 68
3.13.  Annual Independent Public Accountants'
       Servicing Report. . . . . . . . . . . . . . . . . . . . 69
3.14.  Access to Certain Documentation and
       Information Regarding the Mortgage Loans. . . . . . . . 69
3.15.  Maintenance of Certain Servicing Policies . . . . . . . 70
3.16.  Optional Purchase of Defaulted Mortgage Loans . . . . . 70

                                 2

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                            ARTICLE IV

                     PAYMENTS AND STATEMENTS

4.01.  Distributions . . . . . . . . . . . . . . . . . . . . . 70
4.02.  Method of Distribution. . . . . . . . . . . . . . . . . 73
4.03.  Allocation of Losses. . . . . . . . . . . . . . . . . . 75
4.04.  Monthly Advances; Purchases of Defaulted
       Mortgage Loans. . . . . . . . . . . . . . . . . . . . . 76
4.05.  Statements to Certificateholders. . . . . . . . . . . . 77
4.06.  Servicer's Certificate. . . . . . . . . . . . . . . . . 80
4.07.  Reports of Foreclosures and Abandonments of
       Mortgaged Property. . . . . . . . . . . . . . . . . . . 80
4.08.  Reduction of Servicing Compensation; Simple
       Interest Shortfall Payments . . . . . . . . . . . . . . 80

                            ARTICLE V

                         THE CERTIFICATES
5.01.  The Certificates. . . . . . . . . . . . . . . . . . . . 81
5.02.  Registration of Transfer and Exchange of
       Certificates. . . . . . . . . . . . . . . . . . . . . . 82
5.03.  Mutilated, Destroyed, Lost or Stolen
       Certificates. . . . . . . . . . . . . . . . . . . . . . 90
5.04.  Persons Deemed Owners . . . . . . . . . . . . . . . . . 90
5.05.  Access to List of Certificateholders'
       Names and Addresses . . . . . . . . . . . . . . . . . . 90
5.06.  Representation of Certain Certificateholders. . . . . . 91

                            ARTICLE VI

                           THE COMPANY

6.01.  Liability of the Company. . . . . . . . . . . . . . . . 91
6.02.  Merger or Consolidation of, or Assumption of the
       Obligations of, the Company . . . . . . . . . . . . . . 91
6.03.  Assignment. . . . . . . . . . . . . . . . . . . . . . . 92
6.04.  Limitation on Liability of the Company and
       Others. . . . . . . . . . . . . . . . . . . . . . . . . 92
6.05.  The Company Not to Resign . . . . . . . . . . . . . . . 93


                           ARTICLE VII

                             DEFAULT

7.01.  Events of Default . . . . . . . . . . . . . . . . . . . 93
7.02.  Trustee to Act; Appointment of Successor. . . . . . . . 95
7.03.  Notification to Certificateholders. . . . . . . . . . . 96



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                           ARTICLE VIII

                           THE TRUSTEE

8.01.  Duties of Trustee . . . . . . . . . . . . . . . . . . . 96
8.02.  Certain Matters Affecting the Trustee . . . . . . . . . 98
8.03.  Trustee Not Liable for Certificates or
       Mortgage Loans. . . . . . . . . . . . . . . . . . . .  100
8.04.  Trustee May Own Certificates. . . . . . . . . . . . .  100
8.05.  The Company to Pay Trustee's Fees and Expenses. . . .  100
8.06.  Eligibility Requirements for Trustee. . . . . . . . . .101
8.07.  Resignation or Removal of Trustee . . . . . . . . . . .101
8.08.  Successor Trustee . . . . . . . . . . . . . . . . . . .102
8.09.  Merger or Consolidation of Trustee. . . . . . . . . . .103
8.10.  Appointment of Co-Trustee or Separate Trustee . . . . .103
8.11.  Compliance with REMIC Provisions; Tax Returns . . . . .104

                            ARTICLE IX

                           TERMINATION

9.01.  Termination upon Repurchase by the Company
       or Liquidation of All Mortgage Loans. . . . . . . . . .105
9.02.  Additional Termination Requirements . . . . . . . . . .107

                            ARTICLE X

                     MISCELLANEOUS PROVISIONS

10.01.  Amendment. . . . . . . . . . . . . . . . . . . . . . .107
10.02.  Recordation of Agreement . . . . . . . . . . . . . . .109
10.03.  Limitation on Rights of Certificateholders . . . . . .109
10.04.  Governing Law. . . . . . . . . . . . . . . . . . . . .110
10.05.  Notices. . . . . . . . . . . . . . . . . . . . . . . .110
10.06.  Notices to the Rating Agencies . . . . . . . . . . . .111
10.07.  Severability of Provisions . . . . . . . . . . . . . .111
10.08.  Certificates Nonassessable and Fully Paid. . . . . . .111



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                             Exhibits



EXHIBIT A                Forms of Certificates
EXHIBIT B                [Omitted]
EXHIBIT C                Mortgage Loans
EXHIBIT D                Form of Servicer's Certificate
EXHIBIT E                Form of Transfer Certificate as to
                           ERISA Matters for Definitive
                           ERISA-Restricted Certificates
EXHIBIT F                Form of Residual Certificate
                           Transferee Affidavit
EXHIBIT G                Form of Residual Certificate
                           Transferor Letter
EXHIBIT H                Additional Servicer Compensation
EXHIBIT I                Form of Investment Letter for
                           Definitive Restricted Certificates
EXHIBIT J                Form of Distribution Date
                            Statement
EXHIBIT K                Form of Special Servicing and
                           Collateral Fund Agreement
EXHIBIT L                Form of Lost Note Affidavit and
                            Agreement
EXHIBIT M                Schedule of Streamlined Portfolio
                           Program Mortgaged Loans



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          THIS POOLING AND SERVICING AGREEMENT, dated as of
September 1, 1996, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as Trustee.

                 W I T N E S S E T H T H A T :

          In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and The First
National Bank of Chicago agree as follows:

                            ARTICLE I

                           DEFINITIONS

          Section 1.01.  Definitions.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance thereof immediately prior (or, in the case of the Class S Certificates, on the aggregate Notional Principal Balance thereof with respect) to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates) shall be reduced by such Class's share of the amount of any Net Interest Shortfall and Interest Losses for such Distribution Date. Any Net Interest Shortfall and Interest Losses shall be allocated among the Classes of Certificates (other than any Class of Principal Only Certificates) in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

          Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

          Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Principal Distribution Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class immediately prior to such Distribution Date and the denominator of which is the aggregate Class Certificate

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     Principal Balance of the Junior Certificates immediately
     prior to such Distribution Date.

          (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Principal Distribution Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes as to which the related Prepayment Distribution Trigger has been satisfied. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.

          Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related
     Mortgage Note as contemplated by Section 3.08(b).

          Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, (ii) monthly payments of interest due on a Self-Amortizing Mortgage Loan subsequent to the Due Date in the Collection Period relating to such Distribution Date, and (iii) any payments of principal, other than such payments described in clause (i) above, received subsequent to the immediately preceding Collection Period.

          Anniversary Determination Date: The Determination Date occurring in October of each year that the Certificates are outstanding, commencing in October 1996.

          Assumed Monthly Payment Reduction: As of any
     Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Net Mortgage Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Net Mortgage Rate

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     thereon was equal to the Weighted Average Rate less 1.25%
     per annum.


          Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record pursuant to Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance, Compensating Interest Payment and Simple Interest Shortfall Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans and Defaulted Mortgage Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to Section 3.08(e) as of the end of the preceding Prepayment Period, less the sum of (x) the Amount Held for Future Distribution and (y) amounts permitted to be debited from the Mortgage Loan Payment Record pursuant to clauses
     (i) through (vii) of Section 3.04.

          Balloon Mortgage Loan: A Mortgage Loan which by its terms provides for a principal payment at its stated maturity (as specified in the Mortgage Loan Schedule) that is substantially larger than the principal component of monthly payments required to be made by the Mortgagor pursuant to the terms of the related Mortgage Note on earlier Due Dates.

          Bankruptcy Coverage Termination Date: The Distribution
     Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

          Bankruptcy Loss Amount: As of any Determination Date prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $50,000, as reduced by the aggregate amount of Deficient Valuations since the Cutoff Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Anniversary Determination Date as reduced by any Deficient Valuations for the preceding Distribution Date, and (y) the Fitch Formula Amount for such Anniversary

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     Determination Date.

          The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from Fitch that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

          BIF: The Bank Insurance Fund of the FDIC, or its successor in interest.

          Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class B3, Class B4, Class B5, Class R1, Class R2 and Class S Certificates, constitutes a Class of Book-Entry Certificates.

          Book-Entry Nominee:  As defined in Section 5.02(b).

          Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

          Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

          Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.

          Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage
     Loan.

          Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

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          Certificate Account:  The trust account or accounts
     created and maintained with the Trustee pursuant to Section
     3.02 and which must be an Eligible Account.

          Certificate Interest Rate: With respect to any Class of Certificates other than the Class A5, Class M, Class B and Class S Certificates and any Distribution Date, the fixed per annum rate specified in Section 5.01(b). With respect to the Class A5 Certificates and any Distribution Date, the lesser of (i) 7.925% per annum and (ii) the Weighted Average Net Mortgage Rate for such Distribution Date. With respect to the Class M Certificates and each Class of Class B Certificates, and any Distribution Date, the lesser of (i) 8.25% per annum and (ii) the Weighted Average Net Mortgage Rate for such Distribution Date. With respect to the Class S Certificates and any Distribution Date, the Strip Rate for such Distribution Date.

          Certificate Owner:  With respect to any Book-Entry
     Certificate, the person who is the beneficial owner thereof.

          Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to Section 4.03(b) and (c), and
     (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

          Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
     Section 5.02.

          Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights)

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     necessary to effect any such consent has been obtained;
     provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

          Class: All Certificates bearing the same class designation or any Lower Tier Interest.

          Class B Certificate:  Any Class B1, Class B2, Class B3,
     Class B4 or Class B5 Certificate.

          Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in
     Section 5.01(b).

          Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates), any amount by which the amount distributed to Holders of such Class of Certificates on such Distribution Date is less than the Accrued Certificate Interest thereon for such Distribution Date (including the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall).

          Closing Date:  September 27, 1996.

          Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

          Collection Period: As to any Distribution Date, the calendar month next preceding the month in which such Distribution Date occurs.

          Combined Loan-to-Value Ratio: As to any Mortgage Loan, the ratio, expressed as a percentage, that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first priority mortgage, if any, bears to the appraised value (or, in the case of certain purchase money Mortgage Loans, the lesser of such appraised value and the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan are used to refinance an existing mortgage loan, an appraisal that is less than six months old).


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          Company: GE Capital Mortgage Services, Inc., a
     corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

          Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Principal Balance with respect to such Distribution Date and
     (y) one-twelfth of 0.125%, and (ii) the aggregate of the Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment or Simple Interest Shortfall Payment.

          Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

          Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126,
     Attention: Corporate Trust Services; except that for purposes of Section 5.02, such term shall mean the office or agency of the Trustee in the Borough of Manhattan, the City of New York, which office at the date hereof is located at 14 Wall Street, Eighth Floor, New York, New York 10005.

          Corresponding Class: With respect to any Class of Lower Tier Interests, the Class or Classes of Certificates, and with respect to any Class of Certificates, the Class or Classes of Lower Tier Interests, appearing opposite such Class of Lower Tier Interests or Certificates in the table included in Section 2.05(a).

          Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

          Cut-off Date:  September 1, 1996.


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          Defaulted Mortgage Loan: With respect to any
     Determination Date, a Mortgage Loan as to which the related Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

          Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

          Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

          Definitive Certificate:  Any Certificate, other than a
     Book-Entry Certificate, issued in definitive, fully registered form.

          Definitive Restricted Junior Certificate:  Any
     Restricted Junior Certificate that is in the form of a Definitive Certificate.

          Deposit Date:  As to any Distribution Date, the
     Business Day next preceding such Distribution Date.

          Depository:  The initial Depository shall be The
     Depository Trust Company, the nominee of which is CEDE & Co.

     The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
     Commercial Code of the State of New York, as amended, or any successor provisions thereto.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

          Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

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




          Designated Loans:  None.

          Determination Date:  With respect to any Distribution
     Date, the fifth Business Day prior thereto.

          Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations); (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code Section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

          Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding
     Business Day.

          Distribution Date Statement: The statement referred to in Section 4.05(a).

          Document File:  As defined in Section 2.01.

          Due Date: With respect to any Mortgage Loan, the date during any Collection Period on which a Monthly Payment or balloon payment is first due.

          Early Installment: As to each Distribution Date and any Self-Amortizing Mortgage Loan, any Monthly Payment due on such Mortgage Loan subsequent to the Due Date in the Collection Period relating to such Distribution Date and both (x) received during such Collection Period and (y) designated by the related Mortgagor as an advance Monthly Payment.

          Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and

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



     has been assigned by Moody's its highest short-term rating,
     (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

          ERISA:  The Employee Retirement Income Security Act of
     1974, as amended.

          ERISA-Restricted Certificate:  Any Class M, Class B or
     Class S Certificate.

          Event of Default:  An event described in Section 7.01.

          Excess Bankruptcy Loss: Any Deficient Valuation or portion thereof (i) occurring after the Bankruptcy Coverage
     Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

          Excess Fraud Loss: Any Fraud Loss, or portion thereof,
     (i) occurring after the Fraud Coverage Termination Date or
     (ii) if on such date, in excess of the then-applicable Fraud
     Loss Amount.

          Excess Loss:  Any Excess Bankruptcy Loss, Excess Fraud
     Loss or Excess Special Hazard Loss.

          Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, (i) occurring after the Special Hazard
     Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

          FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

          FEMA: The Federal Emergency Management Agency, or its successor in interest.

          FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

          Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository
     Participant.

          Fitch: Fitch Investors Service, L.P. and its successors.

          Fitch Formula Amount: As to each Anniversary
     Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

          FNMA: The Federal National Mortgage Association or its successor in interest.

          Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

          Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

          Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $3,526,761 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with
     Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, (y) from the first through the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
     (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date, and (z) from the second through the fourth anniversary of the Cut-off Date, an amount equal to (1) the lesser of
     (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus
     (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. After the fourth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

          GECC: General Electric Capital Corporation and its successors in interest.

          Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

          Insurance Proceeds: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan.

          Insured Expenses: Expenses covered by any insurance policy or policies applicable to the Mortgage Loans.

          Interest Accrual Period: With respect to any
     Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates), the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

          Interest Losses: The interest portion of (i) on or prior to the Cross-Over Date, any Excess Losses and (ii) after the Cross-Over Date, any Realized Losses.

          Interest Shortfall: With respect to any Distribution
     Date and each Mortgage Loan that during the related
     Prepayment Period was the subject of a Voluntary Principal
     Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

               (a) As to any Self-Amortizing Mortgage Loan as to which a partial principal prepayment is received during the related Collection Period, one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

               (b) As to any Self-Amortizing Mortgage Loan as to which a principal prepayment in full is received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such pre-payment (adjusted to the applicable Net Mortgage
          Rate) received at the time of such prepayment;

               (c) As to any Self-Amortizing Mortgage Loan as to which a principal prepayment in full is received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution Date, none; and

               (d) Relief Act Mortgage Loans: As to any Self-Amortizing Mortgage Loan that becomes a Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act. As to any Simple Interest Mortgage Loan that becomes a Relief Act Mortgage Loan, the excess of
          (i) the amount of any payment that would have been allocated to interest on the basis of the related Net Mortgage Rate over (ii) the amount of such payment allocated to interest on the basis of the Net Mortgage Rate required to be paid by the Mortgagor as limited by the application of the Relief Act, in each case calculated in accordance with the Simple Interest Method.

          Junior Certificate:  Any Class M or Class B
     Certificate.

          Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

          Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

          Junior Principal Distribution Amount: As to any Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

          (i) the Junior Percentage of all payments of principal received on the Mortgage Loans during the related
               Collection Period, other than payments of principal described in clauses (ii) through (v) below;

         (ii) the Junior Prepayment Percentage of all principal prepayments in part (other than the principal portion of Early Installments) received with respect to Self-Amortizing Mortgage Loans during the related Prepayment Period, together with the Junior Prepayment Percentage of the Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

        (iii) the Junior Prepayment Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to any related insurance policy;

         (iv)  the Junior Prepayment Percentage of the Principal
               Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section
               2.02, 2.03(a) or 3.16; and

          (v)  the Junior Prepayment Percentage of the
               Substitution Amount for any Mortgage Loan substituted during the month of such Distribution
               Date.

     For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

     After the Class Certificate Principal Balances of the Junior
     Certificates have been reduced to zero, the Junior Principal
     Distribution Amount shall be zero.

          Latest Possible Maturity Date:  September 25, 2028.

          Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

          Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to Section 3.03 or
     Section 3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

          Liquidation Proceeds: Cash (other than Insurance
     Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

          Loan Conditions: In order to be a Permitted Senior Lien as referred to in Section 3.01, any refinancing of an existing first mortgage loan ("Refinanced Loan") must satisfy the following:

               (i) the Combined Loan-to-Value Ratio of the
          Principal Balance of the Refinanced Loan and the principal balance of the related Mortgage Loan at the time of origination of the Refinanced Loan may be no higher than the Combined Loan-to-Value Ratio of the Principal Balance of the first lien mortgage loan in place as of the Cut-off Date and the Principal Balance of the Mortgage Loan as of the Cut-off Date; and the Principal Balance of the Refinanced Loan at the time of origination thereof may be no higher than the Principal Balance of the first lien mortgage loan in place as of the Cut-off Date;

              (ii)  the Mortgagor's principal and interest
          payment obligation under the Refinanced Loan does not result in a higher debt-to-income ratio than such ratio at the time of origination of such Mortgagor's Mortgage
          Loan;

             (iii) the documentation evidencing the Company's agreement to the placing of the Permitted Senior Lien must be acceptable in form and substance to the Servicer; and

              (iv) any Refinanced Loan (other than a Refinanced Loan that matures after the maturity date of the related Mortgage Loan) may not by its terms provide for a principal payment at maturity that is substantially larger (a balloon payment) than the amount of each monthly installment of principal due on other Due Dates.

          For purposes of determining the combined loan-to-value ratio referred to in (i), the appraisal obtained in connection with the origination of the Mortgage Loan will be used unless the age of such appraisal is more than six months, in which case a new appraisal must be obtained.

          Loss Allocation Limitation:  As defined in Section
     4.03(g).

          Lower Tier Balance: As to each Class of Lower Tier Interests and any Distribution Date, the initial Lower Tier Balance thereof set forth or specified in Section 2.05(a) less the sum of (i) the aggregate amount of principal allocable thereto on previous Distribution Dates pursuant to
     Section 2.05(c) and (ii) any Realized Losses or Subordinate Certificate Writedown Amount allocated thereto on previous Distribution Dates.

          Lower Tier Interest: Any one of the Classes of regular interests in the Lower Tier REMIC described as such in
     Section 2.05(a).

          Lower Tier Interest Rate:  As to each Lower Tier
     Interest, the applicable "Lower Tier Interest Rate," if any, set forth in Section 2.05(a) hereof.

          Lower Tier REMIC: One of the two separate REMICs comprising the Trust Fund, the assets of which consist of the assets and rights specified in clauses (i) through (ix) of the definition of the term Trust Fund.

          Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to (a) the aggregate of the amount of interest due on each Mortgage Loan on the related Due Date (without giving effect to any change in Due Date made at the option of the related Mortgagor) occurring in the preceding Collection Period, to the extent that all or a portion of the scheduled payment due in such Collection Period was not received by the end of such Collection Period (or, in the case of an REO Mortgage Loan, the amount of interest that would have been due on the related Due Date for such Mortgage Loan had it remained outstanding, net of any related REO Proceeds received during such Collection Period), less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

          Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

          Moody's:  Moody's Investors Service and its successors.

          Mortgage: The mortgage or deed of trust creating a first or second lien on a fee simple interest in real property securing a Mortgage Note.

          Mortgage File: The mortgage documents listed in Section
     2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

          Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

          Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

          Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

          Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

          Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

          Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

          Mortgaged Property:  The property securing the Mortgage
     Note.

          Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

          Net Interest Shortfall: With respect to any
     Distribution Date, the excess, if any, of the aggregate
     Interest Shortfalls for such Distribution Date over any Compensating Interest Payment for such date.

          Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of (i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and (ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

          Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Servicing Fee
     Rate.

          Net Simple Interest Excess: As to any Distribution Date, (a) the excess, if any, of the aggregate amount of interest received on the Simple Interest Mortgage Loans during the related Collection Period, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees, over (b) one month's interest at the weighted average (by Principal Balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Interest Accrual Period, on the aggregate Principal Balance of such Simple Interest Mortgage Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months. For purposes of the foregoing, the amount of interest received in respect of the Simple Interest Mortgage Loans in any Collection Period shall be deemed (a) to include any Monthly Advances made by the Company for such Collection Period in respect of such Simple Interest Mortgage Loans, and (b) to be reduced by any reimbursements of Monthly Advances previously made by the Company in respect of such Simple Interest Mortgage Loans

     (or any related REO Mortgage Loans or Liquidated Mortgage
     Loans) for such Collection Period pursuant to Section
     3.04(v) or (vii).

          Net Simple Interest Shortfall: As to any Distribution Date, the excess, if any, of (a) one month's interest at the weighted average (by Principal Balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Interest Accrual Period, on the aggregate Principal Balance of such Simple Interest Mortgage Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months, over (b) the aggregate amount of interest received on the Simple Interest Mortgage Loans during the related Collection Period, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees. For purposes of the foregoing, the amount of interest received in respect of the Simple Interest Mortgage Loans in any Collection Period shall be deemed (a) to include any Monthly Advances made by the Company for such Collection Period in respect of such Simple Interest Mortgage Loans, and (b) to be reduced by any reimbursements of Monthly Advances previously made by the Company in respect of such Simple Interest Mortgage Loans (or any related REO Mortgage Loans or Liquidated Mortgage Loans) for such Collection Period pursuant to Section 3.04(v) or (vii).

          Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

          Non-Credit Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

          Non-permitted Foreign Holder:  As defined in Section
     5.02(b).

          Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

          Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Liquidation Proceeds, Insurance Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

          Non-U.S. Person:  As defined in Section 4.02(c).

          Notional Certificate:  Any Class S Certificate.

          Notional Principal Balance: As to any Distribution Date and the Class S Certificates, the aggregate Principal Balance of the Outstanding Mortgage Loans as of the end of the calendar month immediately preceding the related Collection Period, as reduced by the amount of any Voluntary Principal Prepayment in full received on or prior to the fifteenth day of such Collection Period. As to any Distribution Date and any Class S Certificate, such Certificate's Percentage Interest of the aggregate Notional Principal Balance of the Class S Certificates for such Distribution Date.

          Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

          Original Subordinate Principal Balance: As set forth in the definition of Senior Prepayment Percentage.

          Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

          Outstanding Mortgage Loan: With respect to any date of determination, a Mortgage Loan which, prior to such date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a) or 3.16 or replaced pursuant to Section 2.03(b).

          Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued

     Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate
     Principal Balance (or, in the case of the Notional
     Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

          Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

          Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in Section 860G(a)(6) of the Code:

               (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

              (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

             (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

              (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency;

               (v) money market or common trust funds rated by each Rating Agency in its highest short-term rating category; and

              (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

     Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

          Permitted Senior Lien:  As defined in Section 3.01.

          Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code.

          Pool Principal Balance: With respect to any
     Distribution Date, the aggregate Principal Balance of all the Mortgage Loans that were Outstanding Mortgage Loans as of the related Collection Period (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

          Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 2.1% per annum in the first month, and increase by an additional 2.1% per annum in each month thereafter until the tenth month. At such time, the rate remains constant at 21% per year for the balance of the remaining term.

          Prepayment Distribution Trigger: As of any Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Principal Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

          Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs) on any Self-Amortizing Mortgage Loan, all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Self-Amortizing Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

          Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cutoff
     Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

          Prepayment Premium: As to any Mortgage Loan in respect of which a Principal Prepayment is received, any premium paid by the related Mortgagor in connection with such Principal Prepayment.

          Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in
     Section 3.01(e).

          Principal Balance: As to any Self-Amortizing Mortgage Loan and Distribution Date, the unpaid principal balance of such Mortgage Loan as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) as of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, as of the Cut-off Date), before giving effect to any scheduled payments of principal due during such month and after giving effect to any principal prepayments in part received prior to such month and any principal prepayments in full received through and including the 15th day of such month. As to any Simple Interest Mortgage Loan and Distribution Date, the unpaid principal balance thereof as of the calendar month preceding the month of such Distribution Date, before giving effect to any regularly scheduled payment due during such month and after giving effect to any principal prepayments in part received prior to such month and any principal prepayments in full received through and including the 15th day of such month. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

          Principal Only Certificate:   Any Class R1 or Class R2
     Certificate.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section 3.01 and any REO Proceeds treated as such pursuant to Section 3.08(b), but not including any Early Installment) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

          Private Placement Memorandum: The private placement memorandum relating to the Restricted Junior Certificates dated September 24, 1996.

          Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses
     (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to any primary mortgage insurance policy, if any, or any other insurance policy with respect thereto, and (c) any amount required to satisfy or keep current a mortgage loan not included in the Trust Fund secured by a lien that is prior to the lien securing a Mortgage Loan.

          Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan and the interest component of the Purchase Price may be computed on the basis of the Net Mortgage Rate for such Mortgage Loan.

          QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

          Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers.

     As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and Moody's; except that for purposes of the Junior Certificates, Moody's shall be the sole Rating Agency.

          Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Net Liquidation Proceeds.

          Record Date: The last Business Day of the month immediately preceding the month of the related Distribution
     Date.

          Relief Act:  The Soldiers' and Sailors' Civil Relief
     Act of 1940, as amended.

          Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Department of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

          REO Mortgage Loan: Any Mortgage Loan which is not a
     Liquidated Mortgage Loan and as to which the related
     Mortgaged Property is held as part of the Trust Fund.

          REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan

     (including, without limitation, proceeds from the rental of the related Mortgaged Property).

          Residual Certificate:  Any Class R1 or Class R2
     Certificate.

          Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Office of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Restricted Certificate:  Any Restricted Junior
     Certificate or Class S Certificate.

          Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

          SAIF:  The Savings Association Insurance Fund of the
     FDIC, or its successor in interest.

          Self-Amortizing Mortgage Loan: Any Mortgage Loan other than a Simple Interest Mortgage Loan.

          Senior Certificate:  Any Class A1, Class A2, Class A3,
     Class A4, Class A5, Class R1 or Class R2 Certificate.

          Senior Certificate Principal Balance:  As of any
     Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates.

          Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates immediately prior to such Distribution Date.

          Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first
     Distribution Date, 100%. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution
     Date, an amount as follows:

          (i)  for any Distribution Date subsequent to September
               2001 to and including the Distribution Date in September 2002, the Senior Percentage for such
               Distribution Date plus 70% of the Junior
               Percentage for such Distribution Date;

         (ii)  for any Distribution Date subsequent to September
               2002 to and including the Distribution Date in September 2003, the Senior Percentage for such
               Distribution Date plus 60% of the Junior
               Percentage for such Distribution Date;

        (iii)  for any Distribution Date subsequent to September
               2003 to and including the Distribution Date in September 2004, the Senior Percentage for such
               Distribution Date plus 40% of the Junior
               Percentage for such Distribution Date;

         (iv)  for any Distribution Date subsequent to September
               2004 to and including the Distribution Date in September 2005, the Senior Percentage for such
               Distribution Date plus 20% of the Junior
               Percentage for such Distribution Date; and

          (v)  for any Distribution Date thereafter, the Senior
               Percentage for such Distribution Date.

     Notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

               Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including October 2001 and September 2002, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2002 and September 2003, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2003 and September 2004, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2004 and September 2005 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after October 2005; or

               Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2001 and September 2002,
          (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2002 and September 2003, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2003 and September 2004, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including October 2004 and September 2005, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after October 2005.

          Senior Principal Distribution Amount:  As to any
     Distribution Date, an amount equal to the sum of:

          (i) the Senior Percentage of all payments of principal received on the Mortgage Loans during the related
               Collection Period, other than payments of principal described in clauses (ii) through (v);

         (ii) the Senior Prepayment Percentage of all principal prepayments in part (other than Early Installments) received with respect to Self-Amortizing Mortgage Loans during the related Prepayment Period, together with the Senior Prepayment Percentage of the Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

        (iii) the Senior Prepayment Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to any related insurance policy, in each case during the related Prepayment Period;

         (iv)  the Senior Prepayment Percentage of the Principal
               Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section
               2.02, 2.03(a) or 3.16; and

          (v)  the Senior Prepayment Percentage of the
               Substitution Amount for any Mortgage Loan substituted during the month of such Distribution
               Date.

     For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

          Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

          Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Principal Balance of such Mortgage Loan for the related Distribution Date and (ii) the Servicing Fee Rate for such Mortgage Loan.

          Servicing Fee Rate: As to any Mortgage Loan, 0.50% per annum.

          Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

          Simple Interest Excess Amount: As to any Distribution Date, an amount (not less than zero) equal to the aggregate of any Net Simple Interest Excess paid to the Company for prior Distribution Dates, less the aggregate of any Simple Interest Shortfall Payments made by the Company for prior Distribution Dates.

          Simple Interest Method: The method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and divided by either 360 or 365, as specified in the related Mortgage Note, and the remainder of such payment is allocated to principal.

          Simple Interest Mortgage Loan: Any Mortgage Loan under which the portion of a payment allocable to interest and the portion of such payment allocable to principal is determined in accordance with the Simple Interest Method.

          Simple Interest Shortfall Payment: With respect to any Distribution Date, an amount equal to any Net Simple Interest Shortfall for such Distribution Date; provided, however, that such amount shall not exceed the sum of (i) the Simple Interest Excess Amount for such Distribution Date and (ii) the aggregate of the Servicing Fees that the Company would be entitled to retain on such Distribution Date with respect to the Mortgage Loans (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Simple Interest Shortfall Payment, but after giving effect to any Compensating Interest Payment.

          Simple Interest Shortfall Percentage: As to each Class of Certificates and any Distribution Date, the fraction, expressed as a percentage carried to six decimal places, the numerator of which is the amount of Accrued Certificate Interest for such Class for such Distribution Date and the denominator of which is the aggregate amount of Accrued Certificate Interest for all Classes of Certificates for such Distribution Date.

          Single Certificate: A Certificate with an Initial
     Certificate Principal Balance, or Notional Principal
     Balance, of $1,000, or, in the case of a Class of Certificates issued with an initial Class Certificate
     Principal Balance or Notional Principal Balance of less than
     $1,000, such lesser amount.

          Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

          (1)  normal wear and tear;

          (2) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

          (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

     or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under
     Section 3.06.

          Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $1,175,587 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with
     Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

          Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

          Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

          Startup Day:  As defined in Section 2.06(c).

          Strip Rate: With respect to the Class S Certificates and any Distribution Date, a variable rate per annum equal to the excess of (x) the Weighted Average Net Mortgage Rate over (y) the weighted average (by Certificate Principal Balance) of the Certificate Interest Rates of the

     Certificates (other than the Class S Certificates) for such
     Distribution Date.

          Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

          Subordinate Certificate Writedown Amount: As to any Distribution Date, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds (ii) the Pool Principal Balance on the first day of the month of such Distribution Date.

          Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Principal Balance of the Mortgage Loan that is substituted for, over (y) the Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

          Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if GECC shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of GECC is downgraded or withdrawn by Fitch or Moody's below their two highest rating categories, (iii) if GECC is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between GECC and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and (iv) if such support agreement, including any amendment thereto, is amended or modified.

          Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

               (i)  the Mortgage Loans;

              (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01;

             (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate
          Account any amount required pursuant to Section
          4.04(b);

              (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section
          2.02 or 2.03;

               (v) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage
          Loan;

              (vi) the proceeds of any primary mortgage insurance policies, if any, and the hazard insurance policies required by Section 3.06, in each case, in respect of the Mortgage Loans;

             (vii) the Certificate Account established pursuant to Section 3.02(d); and

             (viii) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class
          B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to Section 3.08(e).

          Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

          Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
     Section 3.06.

          Unpaid Class Interest Shortfall:  As to any
     Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates), the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates pursuant to
     Section 4.01(a)(ii), in the case of the Senior Certificates (other than any Class of Principal Only Certificates), and the Class S Certificates, Section 4.01(a)(v), in the case of the Class M Certificates, Section 4.01(a)(viii), in the case of the Class B1 Certificates, Section 4.01(a)(xi), in the case of the Class B2 Certificates, Section 4.01(a)(xiv), in the case of the Class B3 Certificates, Section 4.01(a)(xvii), in the case of the Class B4 Certificates, and
     Section 4.01(a)(xx), in the case of the Class B5
     Certificates.

          Unpaid Net Simple Interest Shortfall: As to any Distribution Date, the excess, if any, of the Net Simple Interest Shortfall for such Distribution Date over the Simple Interest Shortfall Payment for such Distribution Date.

          Upper Tier REMIC: One of the two separate REMICs comprising the Trust Fund, the assets of which consist of the Lower Tier Interests.

          Voluntary Principal Prepayment: With respect to any Distribution Date, any prepayment in full of principal received from the related Mortgagor on any Mortgage Loan, and any Principal Prepayment in part received from the related Mortgagor on a Self-Amortizing Mortgage Loan.

          Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of Section 10.01. At all times during the term of this Agreement, 95% of all Voting Rights shall be allocated to the Certificates other than the Class S Certificates and 5% of all Voting Rights shall be allocated to the Class S Certificates. Voting Rights allocated to the Class S Certificates shall be allocated among the Certificates of such Class in proportion to their Notional Principal Balances. Voting Rights allocated to the other Classes of Certificates shall be allocated among such Classes (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances), as the case may be.

          Weighted Average Net Mortgage Rate: As to any Distribution Date, a variable rate per annum equal to the weighted average (by Principal Balance) carried to six decimal places, rounded down, of the Net Mortgage Rates of the Outstanding Mortgage Loans as of the related Collection Period (or the Cut-off Date, in the case of the first

     Distribution Date); provided, however, that such calculation shall not include any Mortgage Loan that was the subject of a Voluntary Principal Prepayment in full received by the Company (or of which the Company received notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the 15th day of the month that constitutes such Collection Period.


                            ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01. Conveyance of Mortgage Loans. The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans on and after the Cut-off Date.

          In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to each Mortgage Loan (other than any Designated Loan) so transferred and assigned:

          (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage
     Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

         (ii)  Any assumption and modification agreement; and

        (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee.

With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan Closing Documents.

          In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the

Trustee the assignment in such form, otherwise complete except for recording information.

          With respect to each Designated Loan, within 45 days of the Closing Date the Company shall deliver to the Trustee either
(a) the documents referred to in clauses (i) and (ii) of the second preceding paragraph, provided that if the Company cannot locate such documents in the form initially executed by the Mortgagor and the obligor under any assumption and modification agreement, then it shall use reasonable efforts to obtain, and may deliver, new documents executed by such parties evidencing their obligations under the initial documents or (b) an Opinion of Counsel satisfactory to the Trustee from counsel admitted to practice in the jurisdiction in which the related Mortgaged Property is located to the effect that the absence of the original Mortgage Note or assumption and modification agreement, as the case may be, will not preclude the Company as servicer from initiating or prosecuting to completion any foreclosure proceeding with respect to such Mortgaged Property. If such documents are not so delivered within 45 days of the Closing Date, the Company will use its best reasonable efforts (and the Trustee will have no obligation to inquire as to such efforts) to substitute another Mortgage Loan for such Designated Loan on the next succeeding Distribution Date pursuant to Section 2.03(b). If the Company is unable to effect such substitution, it shall repurchase such Designated Loan on such Distribution Date pursuant to Section 2.03(a).

          In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

          (i) the Mortgage with evidence of recording indicated thereon;

          (ii) other than as to any Mortgage Loan identified on Exhibit M hereto, a copy of the title insurance policy; and

         (iii) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (i) and (iii) of the preceding sentence, without evidence of recording thereon, and
(b) title insurance binders with respect to the Mortgage Loans. The Company shall also retain in its files evidence of primary mortgage insurance, if any, relating to the Mortgage Loans during the period when the related insurance is in force. Such evidence shall consist, for each Mortgage Loan, of a certificate of private mortgage insurance relating to such Mortgage Loan or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and any primary mortgage insurance policy, if any, described in the two preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. In addition, when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event it shall deliver to the Trustee copies of all title insurance policies for all of the outstanding Mortgage Loans. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

          In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

          The Company shall not be required to record the assignments of the Mortgages to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording information in the assignments of the Mortgages to the Trustee and shall cause the same to be recorded, at the Company's expense, in the appropriate public office for real property records, except that the Company need not cause to be so completed and recorded any assignment which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan. In the event that the Company fails or refuses to record the assignment of Mortgages in the circumstances provided above, the Trustee shall record or cause to be recorded such assignment at the expense of the Company. In connection with the recording of any such assignment, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording. Notwithstanding the foregoing, at any time the Company may record, or cause to be recorded, the assignments of Mortgages at the expense of the Company.

          Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of (x) the Mortgage Notes and the assumption and modification agreements, if any, or (y) an Opinion of Counsel described in the fourth paragraph of Section 2.01, as applicable, with respect to each Designated Loan, and
(iii) delivery of the recorded Mortgages, title insurance policies and recorded intervening assignments of Mortgage, if any, to ascertain that all required documents set forth in
Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

          Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related Lost Note Affidavit delivered pursuant to Section 2.01 shall be void and the Trustee shall return it to the Company.

          Section 2.03.  Representations and Warranties of the
Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

          (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

         (ii) As of the date of the initial issuance of the Certificates, each Mortgage is a valid and enforceable lien on the property securing the related Mortgage Note subject only to (a) the lien of any related first mortgage, if any,
     (b) the lien of current real property taxes and assessments,
     (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company, and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage; any first mortgage loan prior to the related Mortgage Loan encumbering the related Mortgaged Property does not have a mandatory future advance provision;

        (iii) Each Mortgaged Property consists of one- to four-family residential real property, which does not include cooperatives, mobile homes, or manufactured homes that do not constitute real property in the jurisdiction in which such Mortgaged Property is located;

         (iv) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

          (v) As of the Cut-off Date, no payment of principal of or interest on or in respect of any Mortgage Loan is more than 30 days past due, and no more than 4.75% of the Mortgage Loans (by Principal Balance) have been past due 30 or more days more than once during the preceding 12 months;

         (vi) A title search was conducted at the origination of each Mortgage Loan and such search did not show any lien on the related Mortgaged Property senior to the related Mortgage other than any related first mortgage and other liens and encumbrances typically acceptable to mortgage lenders generally;

        (vii) As of the date of the initial issuance of the Certificates, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the applicable title insurance policy;

       (viii) As of the date of the initial issuance of the Certificates, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

         (ix) The Company has not received a notice of default or acceleration of any first mortgage loan or any Mortgage Loan secured by the Mortgaged Property which has not been cured by a party other than the Company;

          (x) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

         (xi) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage is free of material damage and is in good repair;

        (xii) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

       (xiii) A lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor, in either case, in a form acceptable to FNMA or FHLMC, was issued on the date of the origination of each Mortgage Loan other than any Mortgage Loan identified on Exhibit M hereto, and each such policy or binder is valid and remains in full force and effect;

        (xiv)  The Mortgage Rate of each Mortgage Note of a
     Mortgage Loan was not less than 7.200% per annum;

         (xv) As of the Cut-off Date, not less than 95%, by aggregate Principal Balance are Self-Amortizing Mortgage Loans and not more than 40.75% of the Mortgage Loans, by aggregate Principal Balance are Balloon Mortgage Loans; and, in each case, the Mortgage Rate with respect to each Mortgage Loan is fixed at the time of origination of the related Mortgage;

        (xvi) If the Mortgaged Property was located in a federally designated special flood hazard area at the time of origination of the Mortgage Loan, it was covered by flood insurance at such time in an amount required by FEMA guidelines;

       (xvii) The Mortgage Loans were originated in accordance with the underwriting procedures of the Company as described under the caption "The Home Equity Loan Program" in the prospectus, dated September 24, 1996, relating to the registration statement on Form S-3 under the Securities Act of 1933, as amended, Registration No. 333-3038, filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of the Certificates (other than the Class S Certificates);

      (xviii) As of the date of the initial issuance of the Certificates, no Mortgage Note is secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

        (xix) As of the Cut-off Date, no more than 0.25% of the Mortgage Loans had a Combined Loan-to-Value Ratio at origination in excess of 85%;

         (xx)  The Servicing Fee Rate for each Mortgage Loan is
     0.50% per annum;

        (xxi) As of the date of the initial issuance of the Certificates, each Mortgage Note, the related Mortgage and each other agreement executed in connection therewith is a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws effecting the enforcement of creditors' rights generally and by general equity principals (regardless of whether such enforcement is considered in equity or at law);

       (xxii) As of the date of the initial issuance of the Certificates, each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Company's knowledge, there is no homestead or other exemption available to the related Mortgagor that would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related mortgage.

      (xxiii) As of the date of the initial issuance of the Certificates, the improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a second mortgage loan, with the outstanding principal balance of the related senior lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or
     (C) the full insurable value of the Mortgaged Property. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

       (xxiv)  As of the Cut-off Date, no Mortgage Loan had a
     Principal Balance of more than $494,500.68;

        (xxv) As of the Cut-off Date, no more than 1.00% of the Mortgage Loans, by Principal Balance, are secured by Mortgaged Properties located in any one postal zip code area;

       (xxvi) No Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property, and each Mortgagor holds fee title to the related Mortgaged Property;

      (xxvii)  As of the Cut-off Date, [none] of the Mortgage
     Loans constituted Buydown Mortgage Loans;

     (xxviii) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

       (xxix) To the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

        (xxx)  As of the Closing Date, each Mortgage Loan is a
     "qualified mortgage" as defined in Section 860G(a)(3) of the Code; and

       (xxxi) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in
Section 2.03(a)(xii) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. Section 1601 et seq., as amended ("TILA") or any state truth-in-lending or similar statute, and the Trustee or Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such other statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under Section 8.05.

          (b) If the Company is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Net Mortgage Rate, to be deposited by the Company in the Certificate Account pursuant to
Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a) as of the date of substitution.

          The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a) as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

          Section 2.04. Execution of Certificates. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

          Section 2.05. The REMICs. (a) For federal income tax purposes, the Trust Fund shall consist of two REMICs, the Lower

Tier REMIC and the Upper Tier REMIC. The Certificates, other than the Class R1 Certificate, shall be issued by the Upper Tier REMIC, and the Class R1 Certificate shall be issued by the Lower Tier REMIC. The Lower Tier REMIC shall be evidenced by the Class R1 Certificate and the regular interests having the characteristics and terms set forth in the following table, which interests (other than the Class R1 Certificate) shall be issued by the Lower Tier REMIC to the Trustee. The Lower Tier Interests and the proceeds thereof shall be assets of the Upper Tier REMIC.

Principal of and interest on the Lower Tier Interests shall be allocated to the Corresponding Classes of Certificates in the manner set forth in the following table.

                                          Corresponding Class of
                                             Certificates(1)


 Lower Tier Interest     Initial Lower  Tier Balance

Lower Tier Interest Rate  Allocation of Principal      Allocation
of Interest

     A1     $37,643,000.00      (2)         A1(3)
     A2      12,194,000.00      (2)         A2(3)
     A3      24,250,000.00      (2)         A3(3)
     A4      22,860,000.00      (2)         A4(3)
     A5      10,911,000.00      (2)         A5(3)
     M        2,762,943.00      (2)         M(3)
     B1       2,939,302.00      (2)         B1(3)
     B2         999,364.00      (2)         B2(3)
     B3       1,646,009.00      (2)         B3(3)
     B4         587,861.00      (2)         B4(3)
     B5         764,218.00      (2)         B5(3)
     R2             500.00      (4)         R2S

--------------------------
(1) Unless otherwise indicated, the amount of interest and principal allocable from a Lower Tier Interest to its Corresponding Class or Classes of Certificates on any Distribution Date shall be 100%.

(2)  Each of Lower Tier Interests A1, A2, A3, A4, A5, M, B1, B2,
     B3, B4 and B5 will bear interest at a rate equal to the Weighted Average Net Mortgage Rate.

(3) For each Interest Accrual Period, the interest accrued on each of Lower Tier Interests A1, A2, A3, A4, A5, M, B1, B2, B3, B4 and B5 will be allocated as follows: (i) an amount equal to the Accrued Certificate Interest for such Interest Accrual Period for the Class of Certificates having an identical alphabetical and numerical designation shall be allocable to such Class, and (ii) an amount equal to the excess of the interest accrued on such Lower Tier Interest over the amount allocated in clause (i) above shall be allocated to the Class S Certificates.

(4) Lower Tier Interest R2 shall bear interest at a rate equal to the product of (x) 2 and (y) the Weighted Average Net
     Mortgage Rate.

          (b) The Lower Tier Interests shall be issued as non-certificated interests. The Class R1 Certificate shall be issued in fully registered certificated form and shall be executed and countersigned as provided in Section 5.01 hereof.

          (c) For purposes of further identifying the terms of the Lower Tier Interests, distributions of principal and interest on each Class of Lower Tier Interests shall be considered to correspond, in timing and aggregate amount, to the distributions of principal and interest, respectively, made under Section 4.01 on the Corresponding Classes of Certificates, and allocations of losses on each Class of Lower Tier Interests shall be considered to correspond, in timing and aggregate amount, to the allocations of losses made under Section 4.03 on the Corresponding Classes of Certificates.

          (d) On each Distribution Date, in addition to amounts otherwise distributable thereon pursuant to Section 4.01, the Trustee shall distribute to the holder of the Class R1 Certificate any amounts (other than the amounts described in clauses (x) and (y) of the definition of Available Funds) remaining in the Lower Tier REMIC after all amounts required to be applied pursuant to Section 2.05(c) have been so applied. Any distributions pursuant to this clause (d) shall not reduce the Certificate Principal Balance of the Class R1 Certificate.

          Section 2.06.  Designations under the REMIC Provisions.

(a) The Company hereby designates the Lower Tier Interests identified in Section 2.05(a) above as "regular interests," and the Class R1 Certificate as the single class of "residual interests," in the Lower Tier REMIC for purposes of the REMIC Provisions.

          (b) The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual Certificates, as "regular interests," and the Class R2 Certificate as the single class of "residual interests," in the Upper Tier REMIC for purposes of the REMIC Provisions.

          (c) The Closing Date will be the "Startup Day" for each of the Upper Tier REMIC and Lower Tier REMIC for purposes of the REMIC Provisions.

          (d) The "tax matters person" with respect to the Upper Tier REMIC for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R2 Certificate, or (ii) in any other case, the beneficial owner of the Class R2 Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R2 Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the Upper Tier REMIC for purposes of the REMIC Provisions.

     The "tax matters person" with respect to the Lower Tier

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



REMIC for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R1 Certificate, or (ii) in any other case, the beneficial owner of the Class R1 Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R1 Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the Lower Tier REMIC for purposes of the REMIC Provisions.

          (e) The "latest possible maturity date" of the regular interests in the Upper Tier REMIC and Lower Tier REMIC is the Latest Maturity Date for purposes of Section 860G(a)(1) of the Code.

                           ARTICLE III

                   ADMINISTRATION AND SERVICING
                        OF MORTGAGE LOANS

          Section 3.01. Company to Act as Servicer. (a) It is intended that each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder shall constitute, and that the affairs of the REMICs shall be conducted so as to qualify each of the Upper Tier REMIC and the Lower Tier REMIC (other than any collateral fund established under the agreement referred to in
Section 3.08(e)) as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder and the respective Holders of the Residual Certificates and that in such capacity it shall:

          (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

         (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative of each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

        (iii) make or cause to be made an election, on behalf of each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 2.06 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

         (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption;

          (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

         (vi) use its best reasonable efforts to conduct the affairs of each of the Upper Tier REMIC and the Lower Tier
     REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

        (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of either of the Upper Tier REMIC or the Lower Tier REMIC or that would subject the Trust Fund to tax;

       (viii) exercise reasonable care not to allow the creation of any "interests" (A) in the Upper Tier REMIC within the meaning of Section 860D(a)(2) of the Code in addition to the interests represented by the Classes of Certificates identified in Section 5.01(b) other than the Class R1 Certificate, and (B) in the Lower Tier REMIC within the meaning of Section 860D(a)(2) of the Code in addition to the interests represented by the Lower Tier Interests identified in Section 2.05(a) and the Class R1 Certificate;

         (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Section 860F of the Code, unless the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain,
     (b) otherwise subject the Trust Fund to tax, or (c) cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC;

          (x) exercise reasonable care not to allow the Trust
     Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;

         (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

        (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

       (xiii) maintain such records relating to each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

          The Company shall be entitled to be reimbursed pursuant to Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

          (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate to the date of such certification has been credited to the Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. The Company shall service and administer the Mortgage Loans with reasonable care, using that degree of skill and attention that the Company exercises with respect to all comparable home equity mortgage loans that it services for itself or others, and that are generally accepted industry practice. The Company shall follow its customary standards, policies and procedures in performing its duties as servicer. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in the second sentence of
Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release. The Company shall not consent to the

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



placing of a lien senior to that of the Mortgage on the related
Mortgaged Property, except in the case of the refinancing of an existing first mortgage loan on a Mortgaged Property and only if all Loan Conditions have been satisfied (any such lien, a "Permitted Senior Lien").

          In the event that foreclosure proceedings are commenced with respect to any Mortgage Loan with respect to which the Company or any Primary Servicer has consented to the placing of a subsequent senior lien and such senior lien is not a Permitted Senior Lien, the Company shall repurchase such Mortgage Loan on the Deposit Date for the next Distribution Date following the related Collection Period during which such foreclosure proceedings were commenced. Such repurchase shall not constitute a purchase of a Defaulted Mortgage Loan for purposes of determining the Amount Available, and shall be accomplished in the same manner and subject to the same conditions as set forth in Section 2.02. Upon making any such repurchase the Company shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in
Section 2.02. For purposes of this Agreement, any such purchase shall be deemed to be a prepayment of such Mortgage Loan. It is understood and agreed that the obligation of the Company to purchase any Mortgage Loan (or property acquired in respect thereof or insurance policy or insurance proceeds with respect thereto) pursuant to the second immediately preceding sentence shall constitute the sole remedy against it respecting such breach available to the Certificateholders or the Trustee and such obligation shall survive any resignation or termination of the Company under this Agreement.

          (c) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

          (d) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by
Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

          (e) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section
6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

          (f) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

          Section 3.02.  Collection of Certain Mortgage Loan
Payments; Mortgage Loan Payment Record; Certificate Account.  (a)

The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid for a period of not more than 125 days after the applicable Due Date. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.

          (b) The Company shall establish and maintain a Mortgage
Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as promptly as practicable be credited by the Company for the account of the Holders of the Certificates:

          (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans before, and all Principal Prepayments received before, the Cut-off Date, (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

         (ii) All payments (other than (A) those due and payable before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Net Mortgage Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Net Mortgage Rate on any Buydown Mortgage Loan;

        (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03 and 3.16 (including any amounts received in respect of a substitution of a Mortgage Loan);

         (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company; and

          (v)  All REO Proceeds.

The foregoing requirements respecting credits to the Mortgage
Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company

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



need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees, late charge penalties or Prepayment Premiums payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

          (c) Subject to subSection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be deposited in the Certificate Account pursuant to subSection
(d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subSection (d) of this
Section 3.02. Any such deposit shall not increase the Company's obligation under said subSection (d).

          (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall deposit, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the Available Funds for such Distribution Date. If the Trustee does not receive such deposit by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

          (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of either (x) any Trigger Event or (y) the downgrade by Moody's of GECC's short-term senior unsecured debt rating below P1, notwithstanding subSection (c) above, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit on a daily basis within one Business Day after receipt, all amounts otherwise required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in

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



trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of The First National Bank of Chicago, in its individual capacity and not in its capacity as Trustee, or represents an interest in its Corporate Trust Short Term Investment Fund, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under Section 860F of the Code, or otherwise subject the Trust Fund to tax or cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Cer- tificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subSection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and deposits to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

          Section 3.03.  [Omitted].

          Section 3.04. Permitted Debits to the Mortgage Loan
Payment Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage Loan Payment Record for the following purposes:

          (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the

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



     Mortgage Loan Payment Record pursuant to Section
     3.02(b)(iii); provided that the Company or the applicable
     Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage
     Loan that is repurchased pursuant to Section 3.16;

         (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)
     (iii) and (iv);

        (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

         (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan or Defaulted Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;

          (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan, including an REO Mortgage Loan or Liquidated Mortgage Loan, to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation Proceeds in respect of such Mortgage Loan;

         (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

        (vii)  To reimburse the Company for any Nonrecoverable
     Advance; and

       (viii) To make deposits into the Certificate Account pursuant to Section 3.02(d).

          The Company shall keep and maintain separate accounting

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



records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and (vi) of this
Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

          Section 3.05.  [Omitted].

          Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time (and, in the case of a second priority Mortgage Loan, on the related first mortgage loan), whichever is less. The Company shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure. To the extent provided in Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections 3.03 and 3.04. In cases in which property securing any Mortgage Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of

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



such deductible clause.

          Section 3.07. Assumption and Modification Agreements.
(a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

          (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

          Section 3.08. Realization Upon Defaulted Mortgage Loans. (a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall follow such practices and procedures (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) as it shall deem necessary or advisable and as shall be normal and usual in its general home equity

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mortgage loan servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

          Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

          (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any

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moratorium or similar waiver or grace period) remain in effect
(notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note (in the case of a Simple Interest Mortgage Loan, assuming payments are made on the related Due Date). REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

          (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code, or cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the two-year period shall be extended by the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code,
(ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in Section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.


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          (d) Any collection of Insurance Proceeds or Liquidation
Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date in the Collection Period relating to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated between the Servicing Fee and interest at the Net Mortgage Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall.

          (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates or (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund

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on account of income, gains and losses realized from Collateral
Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

          In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such Agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.

          Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without


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limitation, collection under any primary mortgage insurance policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

          Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced as provided in Section 4.08. Additional servicing compensation in the form of Prepayment Interest Excess, Net Simple Interest Excess, Prepayment Premiums, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03, 3.04 and 3.08.

          (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other Sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

          Section 3.11.  Reports to the Trustee; Certificate

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Account Statements. Not later than 15 days after each
Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in Section 3.02 and each category of debit specified in
Section 3.04.

          Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 1997, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, (i) the Company has fulfilled all its material obligations under this Agreement throughout such year, and (ii) no Trigger Event has occurred or, if there has been a default in the fulfillment of any such obligation or Trigger Event, specifying each such default or Trigger Event known to such Officer and the nature and status thereof.

          Section 3.13. Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year, beginning with March 31, 1997, the Company at its expense shall cause a firm of independent public accountants (who may also render other services to the Company) to furnish a report to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar to this Agreement (which agreements shall be described in a schedule to such statement), and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report. For purposes of such report, such firm may conclusively presume that any pooling and servicing agreement which governs certificates offered under a common registration statement under the Securities Act of 1933 with the Certificates is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any Primary Servicer, upon comparable reports of independent public accountants with respect to such Primary Servicer.

          Section 3.14.  Access to Certain Documentation and
Information Regarding the Mortgage Loans.  To the extent

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permitted by applicable law, the Company shall provide to the
Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this
Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

          Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

          Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.


                            ARTICLE IV

                     PAYMENTS AND STATEMENTS

          Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available
Funds:

          (i) to the Class S Certificates and each Class of Senior Certificates other than the Class R1 and Class R2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such Distribution Date), any shortfall in

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     available amounts being allocated among such Classes in
     proportion to the amount of Accrued Certificate Interest otherwise distributable thereon;

          (ii) to the Class S Certificates and each Class of Senior Certificates other than the Class R1 and Class R2 Certificates, any related Unpaid Class Interest Shortfall for such Distribution Date, any shortfall in available amounts being allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date; and

          (iii) to the Class A1, Class A2, Class A3, Class A4, Class A5, Class R1 and Class R2 Certificates, in reduction of the Class Certificate Principal Balances thereof, the Senior Principal Distribution Amount, in the following order of priority:

               (1) concurrently, to the Class R1 and Class R2
          Certificates, in proportion to their Class Certificate
          Principal Balances, until the Class Certificate
          Principal Balances thereof have each been reduced to zero;

               (2)  to the Class A1 Certificates, until the Class
          Certificate Principal Balance thereof has been reduced to zero;

               (3)  to the Class A2 Certificates, until the Class
          Certificate Principal Balance thereof has been reduced to zero;

               (4)  to the Class A3 Certificates, until the Class
          Certificate Principal Balance thereof has been reduced to zero;

               (5)  to the Class A4 Certificates, until the Class
          Certificate Principal Balance thereof has been reduced to zero; and

               (6) to the Class A5 Certificates, until the Class
          Certificate Principal Balance thereof has been reduced to zero.

         (iv)  to the Class M Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date
     (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
     Distribution Date);

          (v)  to the Class M Certificates, any Unpaid Class
     Interest Shortfall therefor on such Distribution Date;

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




         (vi) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
     Allocable Share of the Junior Principal Distribution Amount on such Distribution Date;

        (vii) to the Class B1 Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date
     (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
     Distribution Date);

       (viii)  to the Class B1 Certificates, any Unpaid Class
     Interest Shortfall therefor on such Distribution Date;

         (ix) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
     Allocable Share of the Junior Principal Distribution Amount on such Distribution Date;

          (x)  to the Class B2 Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date
     (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
     Distribution Date);

         (xi)  to the Class B2 Certificates, any Unpaid Class
     Interest Shortfall therefor on such Distribution Date;

        (xii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
     Allocable Share of the Junior Principal Distribution Amount on such Distribution Date;

       (xiii) to the Class B3 Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date
     (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
     Distribution Date);

        (xiv)  to the Class B3 Certificates, any Unpaid Class
     Interest Shortfall therefor on such Distribution Date;

         (xv) to the Class B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
     Allocable Share of the Junior Principal Distribution Amount on such Distribution Date;

        (xvi) to the Class B4 Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date
     (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
     Distribution Date);

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




       (xvii)  to the Class B4 Certificates, any Unpaid Class
     Interest Shortfall therefor on such Distribution Date;

      (xviii) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
     Allocable Share of the Junior Principal Distribution Amount on such Distribution Date;

        (xix) to the Class B5 Certificates, the Accrued
     Certificate Interest thereon for such Distribution Date
     (less the applicable Simple Interest Shortfall Percentage of any Unpaid Net Simple Interest Shortfall for such
     Distribution Date);

         (xx)  to the Class B5 Certificates, any Unpaid Class
     Interest Shortfall therefor on such Distribution Date; and

        (xxi) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
     Allocable Share of the Junior Principal Distribution Amount on such Distribution Date.

          (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R2 Certificate any remaining amounts in the Upper Tier REMIC for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01. Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R2 Certificate.

          (c) If on any Distribution Date the Class Certificate Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior Certificates pursuant to Section 4.01(a)(iii) for such Distribution Date and each succeeding Distribution Date shall be allocated among the Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities set forth in Section 4.01(a)(iii).

          (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Principal Distribution Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses
(iv) through (xxi) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of

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Junior Certificates while a prior such Class is outstanding.

          Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

          (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

          (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the

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laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

          Section 4.03. Allocation of Losses. (a) On or prior to each Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

          (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess
Loss) shall be allocated as follows:

               first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               sixth, to the Class M Certificates until the Class
          Certificate Principal Balance thereof has been reduced to zero; and

               seventh, to the Classes of Senior Certificates, pro rata, in accordance with their Class Certificate
          Principal Balances.

          (c) With respect to any Distribution Date, the principal portion of any Excess Loss shall be allocated to each Class of Certificates, pro rata, based on the respective Class
Certificate Principal Balances thereof.

          (d) Any Realized Losses allocated to a Class of
Certificates pursuant to Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance of the

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related Certificates on the related Distribution Date in
accordance with Section 4.03(e).

          (e) Realized Losses allocated in accordance with this
Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

          (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

          (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date (such limitation, the "Loss Allocation Limitation").

          (h) Any allocation of a Realized Loss to a Class of Certificates, or of any Subordinate Certificate Writedown Amount to a Class of Subordinate Certificates, pursuant to this Section
4.03 shall effect a corresponding allocation thereof to the corresponding Class of Lower Tier Interests and, in the case of the principal portion of any such Realized Loss and any such Subordinate Certificate Writedown Amount, a corresponding reduction in the related Lower Tier Balance thereof.

          Section 4.04.  Monthly Advances; Purchases of Defaulted
Mortgage Loans.  (a)  The Company shall be required to make
Monthly Advances in the manner and to the extent provided herein.

Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and
(ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date pursuant to Section 3.16.

If the Company so elects to purchase any Defaulted Mortgage Loans
(or is required to purchase any Mortgage Loan pursuant to Sections 2.02 or 2.03(a), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs.


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



The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with Section 4.06 and shall be obligated to deposit in the Certificate Account pursuant to
Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

          (b) In the event that the Company deposits or expects to deposit less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so deposited, if any, shall be deemed to have been deposited first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, and if the Company has failed to make any required Monthly Advance such that an Event of Default as described in Section 7.01(v) has occurred, the Trustee shall terminate all of the rights and obligations of the Company as servicer hereunder and, in its capacity as successor servicer pursuant to Section 7.02, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

          (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

          Section 4.05. Statements to Certificateholders. (a) Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:

          (i) The amount of such distribution to the Certificateholders of each Class allocable to principal, separately identifying the aggregate amount of any Principal
     Prepayments included therein (including, for this purpose,

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     the Principal Balances of all Defaulted Mortgage Loans and
     Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) and 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution Date);

         (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest;

        (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

         (iv) The Pool Principal Balance and the aggregate number of the Mortgage Loans as of the end of the related
     Collection Period after giving effect to all distributions allocable to principal made on such Distribution Date;

          (v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses for such Distribution Date;

         (vi)  The Pay-out Rate applicable to each Class of
     Certificates;

        (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

       (viii) The aggregate Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) one payment delinquent, (y) two payments delinquent and (z) three or more payments delinquent, and
     (b) in foreclosure;

         (ix) The Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b);

          (x)  The Certificate Interest Rate of the Class S
     Certificates applicable to the Interest Accrual Period relating to such Distribution Date;

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




         (xi) The Senior Percentage and Junior Percentage for such Distribution Date; and

        (xii)  The Senior Prepayment Percentage and Junior
     Prepayment Percentage for such Distribution Date.

          In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

          In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05(a) on previous Distribution Dates,
(ii) all certificates furnished to the Trustee pursuant to
Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company (which copy shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

          (b)  On or prior to January 20th of each year,

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



commencing in 1997, the Company shall furnish to the Trustee for mailing to each Person who at any time during the calendar year was a Certificateholder a statement containing information required to be provided pursuant to the Code.

          Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution Date, the Company shall deliver to the Trustee a completed Servicer's Certificate.

          Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1996, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 31st of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J of the Code.

          Section 4.08. Reduction of Servicing Compensation; Simple Interest Shortfall Payments. (a) The aggregate amount of the Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced (but not below zero), first, by the amount of any Compensating Interest Payment for such Distribution Date, and second, by the amount of any Simple Interest Shortfall Payment for such Distribution Date.

          (b) Not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, the Company shall deposit into the Certificate Account as part of the Available Funds to be deposited on such date pursuant to Section 3.02(d) the amount, if any, by which the Simple Interest Shortfall Payment for such date exceeds the amount paid by the Servicer pursuant to clause second of Section 4.08(a); provided, however, that such deposit shall not exceed the aggregate amount of any Net Simple Interest Excess paid to the Company on previous Distribution Dates and not previously deposited into the Certificate Account pursuant to this Section 4.08(b).


                            ARTICLE V

                         THE CERTIFICATES


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



          Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

          (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $117,558,697.00. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:





                      Initial
                       Class
                    Certificate     Certificate
                     Principal       Interest          Minimum
Designation           Balance          Rate         Denominations

Class A1         $37,643,000.00        6.950%         25,000
Class A2          12,194,000.00        6.950          25,000
Class A3          24,250,000.00        7.150          25,000
Class A4          22,860,000.00        7.485          25,000
Class A5          10,911,000.00         (1)           25,000
Class M            2,762,943.00         (1)           100,000
Class B1           2,939,302.00         (1)           100,000
Class B2             999,364.00         (1)           100,000
Class B3           1,646,009.00         (1)           250,000
Class B4             587,861.00         (1)           250,000
Class B5             764,218.00         (1)           250,000
Class S                     (2)         (2)        12,500,000
Class R1                 500.00        0.000              500
Class R2                 500.00        0.000              500

-------------------------

(1)  The Certificate Interest Rates of the Class A5, Class M and
     Class B Certificates are as set forth in the definition of "Certificate Interest Rate."

(2)  The Class S Certificates are issued with an initial Notional
     Principal Balance of $117,558,697.52 and shall bear interest at the Strip Rate.

          (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held

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



in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual Certificates shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 (or $1,000,000 in the case of a Class of Class S Certificates) in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). Each Class of Residual Certificates shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates and Class S Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

          (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

          (e) The Strip Rate for each Interest Accrual Period shall be determined by the Company and included in the Servicer's
Certificate for the related Distribution Date.

          Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges

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



of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering
Certificates and transfers and exchanges of Certificates as herein provided.

          Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

          (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that

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



the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

          The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

          Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of
Section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer.

At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

          The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause either of the Upper Tier REMIC or the Lower Tier REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

          No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a Restricted Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in
Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class S Certificates to the Company or upon any subsequent transfer of a Class S Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

          (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or (B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that

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the purchase and holding of such a Certificate will not
constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

         (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

          (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this
Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

          (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law

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and agreements between such Certificate Owners and the
Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

          (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the

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Depository is no longer in the best interests of the Certificate
Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          (g) On or prior to the Closing Date, there shall be delivered to the Depository one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

          "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

          Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide

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purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

          Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held

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accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

          Section 5.06. Representation of Certain
Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.


                            ARTICLE VI

                           THE COMPANY

          Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

          Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such

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agreement and (ii) each Rating Agency's rating of any Classes of
Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

          Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.

          Section 6.05.  The Company Not to Resign.  Subject to
the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it

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except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with Section 7.02.


                           ARTICLE VII

                             DEFAULT

          Section 7.01.  Events of Default.  If any one of the
following events ("Events of Default") shall occur and be continuing:

          (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

         (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure (stating that such notice is a "notice of default" hereunder), requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

        (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

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         (iv) The consent by the Company to the appointment of a
     conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (v) Any failure on the part of the Company to deposit into the Certificate Account any Monthly Advance required to be made pursuant to this Agreement by 12:00 noon New York time on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive

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out of any delinquent payment on account of interest on a
Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

          Section 7.02. Trustee to Act; Appointment of Successor.
(a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a), and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by
Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Trustee may delegate any obligation in its capacity as successor to the Company as servicer to an agent or an affiliate.

          (b)  Any successor, including the Trustee, to the

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Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

          Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.


                           ARTICLE VIII

                           THE TRUSTEE

          Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. If the Trustee is acting as successor to the Company in its capacity as servicer, the Trustee shall use the same degree of care and skill in such capacity as the Company is required to use pursuant to this Agreement.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied

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     covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the computations and opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

         (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible
     Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

        (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

         (iv) The Trustee shall not be charged with knowledge of
     (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and
     (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in Section
     2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

          Subject to any obligation of the Trustee as successor servicer hereunder to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties,

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powers and privileges of, the Company in accordance with the terms of this Agreement. Nothing in this Agreement shall be construed to impose any obligation of the Company in its capacity as seller upon the Trustee.

          Section 8.02.  Certain Matters Affecting the Trustee.
Except as otherwise provided in Section 8.01:

          (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) The Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

        (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

         (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or

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     other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

         (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

          Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

          Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the Company, GECC and their respective affiliates with the same rights as it would have if it were not Trustee.

          Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance

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



of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.

          Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a national banking association or corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

          Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the conditions in any of the following clauses (i),
(ii) or (iii) shall occur at any time, the Company may remove the
Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance
of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section
7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause
(iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in
Section 8.08.

          Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

          No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

          Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

          Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

        (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent each of the Upper Tier REMIC and the Lower Tier REMIC from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or such REMICs. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.


                            ARTICLE IX

                           TERMINATION

          Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate (less any amounts constituting previously unreimbursed Monthly Advances) and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the

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



aggregate of the Principal Balance of the Mortgage Loans as of the Cut-off Date.

          Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

          On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account in accordance with the applicable priorities provided by Section
4.01 or Section 2.05(d), as the case may be. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

          In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

          Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and each of the Upper Tier REMIC and the Lower Tier REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of either of the Upper Tier REMIC or the Lower Tier REMIC as defined in Section 860F of the Code, or (ii) cause either of the Upper Tier REMIC or the Lower Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for each of the Upper Tier REMIC and the Lower Tier REMIC within the meaning of Section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

         (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

          (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

          (c) On the final federal income tax return for each of the Upper Tier REMIC and the Lower Tier REMIC, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.


                            ARTICLE X

                     MISCELLANEOUS PROVISIONS

          Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be

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materially inconsistent with the provisions of this
Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each of the Upper Tier REMIC and the Lower Tier REMIC as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has received an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

          This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause either of the Upper Tier REMIC or the Lower Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

          It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 10.03. Limitation on Rights of
Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 10.04. Governing Law. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services, (c) in the case of Fitch, to Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention: Structured Finance Surveillance, and (d) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, Attention: Home Equity Monitoring Group, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement or the Supplemental Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

          Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                          *     *     *

          IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                    GE CAPITAL MORTGAGE SERVICES, INC.



                    By:
                       Name:
                       Title:
[SEAL]


Attest:


By:
   Name:
   Title:
                    THE FIRST NATIONAL BANK OF CHICAGO,
                      as Trustee


                    By:
                       Name:
                       Title:
[SEAL]


Attest:


By:
   Name:
   Title:


State of New Jersey )
                    ) ss.:
County of Camden    )


          On the 27th day of September, 1996 before me, a notary public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at ___________________ __________________________________________; that he/she is a(n)
_________________________ of GE Capital Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

                    Notary Public



[Notarial Seal]

The State of Illinois)
                    ) ss.:
County of Cook      )


          On the 27th day of September, 1996 before me, a notary public in and for the State of Illinois, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________ _________________________________; that he/she is a(n) _________
_________________________ of The First National Bank of Chicago, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.




                                                    Notary Public



[Notarial Seal]

                            EXHIBIT A

                      FORMS OF CERTIFICATES

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
                closed-end, fixed rate, home equity
                     loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A1 Certificate
                                    Principal Balance:
Class A1                              $37,643,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  6.950%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TJ51
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Pass-Through

Certificates, Series 1996-HE3, issued in fourteen Classes (Class
A1, Class A2, Class A3, Class A4, Class A5, Class R1, Class R2,
Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and
Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R1 or Class R2 Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R1 or Class R2 Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R1 or Class R2 Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered
Certificates without coupons in denominations specified in the

Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          THE FIRST NATIONAL BANK OF CHICAGO,
                          N.A., not in its individual
                          capacity but solely as Trustee





                          -------------------------
                          Name:
                          Title:

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

-----------------------------------------------------------------

-----------------------------------------------------------------
            (Please print or typewrite name and address
               including postal zip code of assignee)


-----------------------------------------------------------------
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

-----------------------------------------------------------------

-----------------------------------------------------------------

Dated:_____________________




-------------------------------------
Signature by or on behalf of assignor




---------------------------
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
                closed-end, fixed rate, home equity
                     loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A2 Certificate
                                    Principal Balance:
Class A2                              $12,194,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  6.950%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TJ69
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above)

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
                closed-end, fixed rate, home equity
                     loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A3 Certificate
                                    Principal Balance:
Class A3                              $24,250,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.150%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TJ77
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A3 Certificates, both as specified above)

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
                closed-end, fixed rate, home equity
                     loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A4 Certificate
                                    Principal Balance:
Class A4                              $22,860,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.485%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TJ85
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A4 Certificates, both as specified above)

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
                closed-end, fixed rate, home equity
                     loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A5 Certificate
                                    Principal Balance:
Class A5                              $10,911,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  variable           Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TJ93
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A5 Certificates, both as specified above)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
             closed-end, fixed rate, home equity loans
                        sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class M Certificate
                                    Principal Balance:
Class M                               $2,762,943.00

Certificate Interest                Initial Certificate Principal
Rate per annum: variable            Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TK26
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Pass-Through

Certificates, Series 1996-HE3, issued in fourteen Classes (Class
A1, Class A2, Class A3, Class A4, Class A5, Class R1, Class R2,
Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and
Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R1 or Class R2 Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R1 or Class R2 Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R1 or Class R2 Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          THE FIRST NATIONAL BANK OF CHICAGO,
                          N.A., not in its individual
                          capacity but solely as Trustee





                          By:______________________
                             Name:
                             Title:

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

-----------------------------------------------------------------

-----------------------------------------------------------------
            (Please print or typewrite name and address
               including postal zip code of assignee)


-----------------------------------------------------------------
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

-----------------------------------------------------------------

-----------------------------------------------------------------

Dated:_____________________




-------------------------------------
Signature by or on behalf of assignor




---------------------------
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
             closed-end, fixed rate, home equity loans
                        sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B1 Certificate
                                    Principal Balance:
Class B1                              $2,939,302.00

Certificate Interest                Initial Certificate Principal
Rate per annum: variable            Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TK34
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
             closed-end, fixed rate, home equity loans
                        sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B2 Certificate
                                    Principal Balance:
Class B2                              $999,364.00

Certificate Interest                Initial Certificate Principal
Rate per annum: variable            Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TK42
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
             closed-end, fixed rate, home equity loans
                        sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B3 Certificate
                                    Principal Balance:
Class B3                              $1,646,009.00

Certificate Interest                Initial Certificate Principal
Rate per annum: variable            Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TK75
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Pass-Through

Certificates, Series 1996-HE3, issued in fourteen Classes (Class
A1, Class A2, Class A3, Class A4, Class A5, Class R1, Class R2,
Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and
Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R1 or Class R2 Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R1 or Class R2 Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R1 or Class R2 Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          THE FIRST NATIONAL BANK OF CHICAGO,
                          N.A., not in its individual
                          capacity but solely as Trustee





                          By:______________________
                             Name:
                             Title:

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

-----------------------------------------------------------------

-----------------------------------------------------------------
            (Please print or typewrite name and address
               including postal zip code of assignee)


-----------------------------------------------------------------
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

-----------------------------------------------------------------

-----------------------------------------------------------------

Dated:_____________________




-------------------------------------
Signature by or on behalf of assignor




---------------------------
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated
                                                     (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue

Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
                                                     (Signature)


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
                                                     (Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
             closed-end, fixed rate, home equity loans
                        sold and serviced by

                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B4 Certificate
                                    Principal Balance:
Class B4                              $587,861.00

Certificate Interest                Initial Certificate Principal
Rate per annum: variable            Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TK83
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
             closed-end, fixed rate, home equity loans
                        sold and serviced by

                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B5 Certificate
                                    Principal Balance:
Class B5                              $764,218.00

Certificate Interest                Initial Certificate Principal
Rate per annum: variable            Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TK91
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above)

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R1 CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
             closed-end, fixed rate, home equity loans
                        sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class R1 Certificate
                                    Principal Balance:
Class R1                              $500.00

Certificate Interest                Initial Certificate Principal
Rate per annum:                     Balance of this Certificate:
  non-interest bearing                $

Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TK59
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Pass-Through

Certificates, Series 1996-HE3, issued in fourteen Classes (Class
A1, Class A2, Class A3, Class A4, Class A5, Class R1, Class R2,
Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and
Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the

Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R1 or Class R2 Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R1 or Class R2 Certificate or
(y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R1 or Class R2 Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          THE FIRST NATIONAL BANK OF CHICAGO,
                          N.A., not in its individual
                          capacity but solely as Trustee





                          By:______________________
                             Name:
                             Title:

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

-----------------------------------------------------------------

-----------------------------------------------------------------
            (Please print or typewrite name and address
              including postal zip code of assignee)


-----------------------------------------------------------------
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

-----------------------------------------------------------------

-----------------------------------------------------------------

Dated:_____________________




-------------------------------------
Signature by or on behalf of assignor




---------------------------
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R2 CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
             closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class R2 Certificate
                                    Principal Balance:
Class R2                              $500.00

Certificate Interest                Initial Certificate Principal
Rate per annum:                     Balance of this Certificate:
  non-interest bearing                $

Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TK67
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R2 Certificates, both as specified above)

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE CLASS S NOTIONAL PRINCIPAL BALANCE, WHICH, AS OF ANY DISTRIBUTION DATE, IS EQUAL TO THE POOL SCHEDULED PRINCIPAL BALANCE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). CONSEQUENTLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.]1

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.]2

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

--------
 1 To be included in Class S Certificate issued to the Company.

 2 To be included only in Class S Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

    HOME EQUITY LOAN PASS-THROUGH CERTIFICATE, SERIES 1996-HE3


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
             closed-end, fixed rate, home equity loans
                       sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class S Notional
                                    Principal Balance:
Class S                               $117,558,697.52

Certificate Interest                Initial Notional Principal
  Rate per annum: variable          Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class S Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of closed-end, fixed rate, home equity loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between the Company and The First National Bank of Chicago, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Pass-Through Certificates, Series 1996-HE3, issued in fourteen Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class R1, Class R2, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and

Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class S Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class S Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees. The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                               THE FIRST NATIONAL BANK OF CHICAGO,
                               N.A., not in its individual
                               capacity but solely as Trustee


                               By:____________________________
                                  Name:
                                  Title:

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security or other identifying number of assignee

-----------------------------------------------------------------

-----------------------------------------------------------------
  (Please print or typewrite name and address including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------

------------------------------------------------------------------


Dated:______________________





-------------------------------------
Signature by or on behalf of assignor


----------------------------
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           [In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated____________________ __________________________________
                                                     (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue

Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated____________________ ___________________________________
                                                    (Signature)

TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated____________________ ___________________________________
                                                    (Signature)

                            EXHIBIT B

                            [Omitted]


                            EXHIBIT C

                          MORTGAGE LOANS


          [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan:
(i) the principal balance at the time of its origination, (ii) the Principal Balance as of the Cut-off Date, (iii) the interest rate borne by the Mortgage Note, (iv) the scheduled monthly level payment of principal and interest, (v) the loan-to-value ratio,
(vi) the maturity date of the Mortgage Note and (vii) the Servicing Fee Rate for such Mortgage Loan.]



                    GE CAPITAL MORTGAGE SERVICES, INC.
                   HOME EQUITY PASS-THROUGH CERTIFICATE,
                              SERIES 1996-HE3
                                EXHIBIT 'C'


LOAN                     1557719
LAST_NAME                GOODSON
ADDRESS                  313 WEST 4TH STREET
CITY                     HINSDALE
STATE                    IL
ZIP                      605210000
 MORT                     $        58,092.00
 BAL                      $        35,294.72
 RATE                     11.2500
 PAI                      $   669.42
 CLTV                     75.455
MATURITY                 20626
FEE                      0.5000

LOAN                     1752849
LAST_NAME                THORNE
ADDRESS                  2201 MOUND AVENUE
CITY                     NEW BRIGHTO
STATE                    MN
ZIP                      551120000
 MORT                     $        70,801.00
 BAL                      $        55,063.34
 RATE                     12.7500
 PAI                      $   884.19
 CLTV                     84.951
MATURITY                 40526
FEE                      0.5000

LOAN                     1811306
LAST_NAME                GABEL
ADDRESS                  1140 88TH AVENUE NORTH
CITY                     ST PETERSBU
STATE                    FL
ZIP                      337020000
 MORT                     $        61,000.00
 BAL                      $        50,854.35
 RATE                     12.9900
 PAI                      $   771.40
 CLTV                     68.193
MATURITY                 51227
FEE                      0.5000

LOAN                     2269595
LAST_NAME                EVANS
ADDRESS                  140 PERKINS AVENUE
CITY                     SUMTER
STATE                    SC
ZIP                      291500000
 MORT                     $        37,660.30
 BAL                      $        26,264.50
 RATE                     11.9000
 PAI                      $   449.57
 CLTV                     71.606
MATURITY                 30902
FEE                      0.5000

LOAN                     2276095
LAST_NAME                LAUREN
ADDRESS                  83 BERG AVE.
CITY                     KINGS PARK
STATE                    NY
ZIP                      117540000
 MORT                     $        32,734.12
 BAL                      $        20,128.70
 RATE                     11.5500
 PAI                      $   383.44
 CLTV                     74.506
MATURITY                 31003
FEE                      0.5000

LOAN                     2280519
LAST_NAME                RAPILLO
ADDRESS                  590 KENSINGTON RD.
CITY                     KENSINGTON
STATE                    CT
ZIP                      060370000
 MORT                     $        58,840.74
 BAL                      $        40,697.35
 RATE                     11.8900
 PAI                      $   702.03
 CLTV                     58.642
MATURITY                 30908
FEE                      0.5000

LOAN                     2290906
LAST_NAME                HIMMELMAN
ADDRESS                  2420 RAJEL AVENUE
CITY                     SAVETY HARB
STATE                    FL
ZIP                      346950000
 MORT                     $        31,070.00
 BAL                      $        22,121.12
 RATE                     11.4500
 PAI                      $   361.97
 CLTV                     74.802
MATURITY                 40228
FEE                      0.5000

LOAN                     2300457
LAST_NAME                RILEY
ADDRESS                  22 BRIARWOOD
CITY                     GUILFORD
STATE                    CT
ZIP                      064370000
 MORT                     $      107,000.00
 BAL                      $        79,580.76
 RATE                     11.1400
 PAI                      $1,225.58
 CLTV                     77.664
MATURITY                 40830
FEE                      0.5000

LOAN                     2319614
LAST_NAME                BRACY
ADDRESS                  9539 MARVELINE
CITY                     ST LOUIS
STATE                    MO
ZIP                      631360000
 MORT                     $        10,510.08
 BAL                      $          4,317.02
 RATE                     14.9900
 PAI                      $   169.50
 CLTV                     59.823
MATURITY                 981229
FEE                      0.5000

LOAN                     2335552
LAST_NAME                KELLY
ADDRESS                  5 RICKARD ST
CITY                     CARVER
STATE                    MA
ZIP                      023300000
 MORT                     $        20,400.00
 BAL                      $        14,526.91
 RATE                     11.9900
 PAI                      $   244.70
 CLTV                     79.928
MATURITY                 40127
FEE                      0.5000

LOAN                     2586659
LAST_NAME                MCCLUTCHY
ADDRESS                  14 BRAEBURY ROAD
CITY                     HYDE PARK
STATE                    MA
ZIP                      021360000
 MORT                     $        35,600.00
 BAL                      $        26,777.29
 RATE                     11.8000
 PAI                      $   422.69
 CLTV                     81.677
MATURITY                 40828
FEE                      0.5000

LOAN                     2602084
LAST_NAME                BASSETT
ADDRESS                  69 1/2 KING STREET
CITY                     JOHNSTON
STATE                    RI
ZIP                      029190000
 MORT                     $        19,125.00
 BAL                      $        14,180.67
 RATE                     11.4000
 PAI                      $   222.20
 CLTV                     80.750
MATURITY                 40530
FEE                      0.5000

LOAN                     2687085
LAST_NAME                PRICE
ADDRESS                  8711 KENDALE DRIVE
CITY                     SAINT LOUIS
STATE                    MO
ZIP                      631210000
 MORT                     $        33,272.40
 BAL                      $        14,649.29
 RATE                     12.2500
 PAI                      $   482.18
 CLTV                     79.981
MATURITY                 990724
FEE                      0.5000

LOAN                     3376563
LAST_NAME                WHALEY
ADDRESS                  186 LAKESIDE DR
CITY                     BRIDGEPORT
STATE                    CT
ZIP                      066060000
 MORT                     $        65,000.00
 BAL                      $        46,922.10
 RATE                     10.7500
 PAI                      $   728.62
 CLTV                     73.070
MATURITY                 40912
FEE                      0.5000

LOAN                     3583986
LAST_NAME                MIHACHIK
ADDRESS                  DOVER ROAD
CITY                     CHICHESTER
STATE                    NH
ZIP                      032630000
 MORT                     $        22,000.00
 BAL                      $        18,059.64
 RATE                     12.6000
 PAI                      $   272.59
 CLTV                     24.093
MATURITY                 51030
FEE                      0.5000

LOAN                     3615572
LAST_NAME                COLLINS
ADDRESS                  2307 WALKER AVENUE
CITY                     ONTARIO
STATE                    CA
ZIP                      917610000
 MORT                     $        26,979.00
 BAL                      $        21,647.88
 RATE                     10.9000
 PAI                      $   304.95
 CLTV                     77.769
MATURITY                 50910
FEE                      0.5000

LOAN                     3643764
LAST_NAME                MACHLES
ADDRESS                  4517 GIFFORD AVENUE
CITY                     CLEVELAND
STATE                    OH
ZIP                      441440000
 MORT                     $        48,799.99
 BAL                      $        46,517.65
 RATE                     10.8000
 PAI                      $   457.38
 CLTV                     79.999
MATURITY                 51218
FEE                      0.5000

LOAN                     3664612
LAST_NAME                SICURANZA
ADDRESS                  25 VAIL AVENUE
CITY                     EAST QUOGUE
STATE                    NY
ZIP                      119420000
 MORT                     $        53,000.00
 BAL                      $        45,138.85
 RATE                     13.6250
 PAI                      $   692.52
 CLTV                     42.106
MATURITY                 60122
FEE                      0.5000

LOAN                     3669686
LAST_NAME                RAPONI
ADDRESS                  32 STONEWOOD DRIVE
CITY                     EAST AMHERS
STATE                    NY
ZIP                      140510000
 MORT                     $        57,600.00
 BAL                      $        55,688.82
 RATE                     11.2500
 PAI                      $   559.45
 CLTV                     80.000
MATURITY                 60422
FEE                      0.5000

LOAN                     4381133
LAST_NAME                MEINKE
ADDRESS                  8454 91ST STREET NORTH
CITY                     LARGO
STATE                    FL
ZIP                      346470000
 MORT                     $        21,000.00
 BAL                      $        19,363.79
 RATE                     11.9000
 PAI                      $   229.77
 CLTV                     68.296
MATURITY                 110408
FEE                      0.5000

LOAN                     4505145
LAST_NAME                FOREMAN
ADDRESS                  3412 LITTLETOWN PIKE
CITY                     UNION MILLS
STATE                    MD
ZIP                      211580000
 MORT                     $        63,500.00
 BAL                      $        53,912.54
 RATE                     11.7500
 PAI                      $   751.92
 CLTV                     64.795
MATURITY                 60930
FEE                      0.5000

LOAN                     4539185
LAST_NAME                SCHUBERT
ADDRESS                  3012 EAST YUKON STREET
CITY                     TAMPA
STATE                    FL
ZIP                      336040000
 MORT                     $        55,500.00
 BAL                      $        47,014.24
 RATE                     10.9500
 PAI                      $   629.07
 CLTV                     69.375
MATURITY                 61127
FEE                      0.5000

LOAN                     4555074
LAST_NAME                DUBIEL
ADDRESS                  15269 MELLEN LANE
CITY                     JUPITER
STATE                    FL
ZIP                      334780000
 MORT                     $        28,000.00
 BAL                      $        27,278.27
 RATE                     10.7000
 PAI                      $   260.33
 CLTV                     74.448
MATURITY                 70127
FEE                      0.5000

LOAN                     4573580
LAST_NAME                RICHARDSON
ADDRESS                  6095 17TH AVENUE NORTH
CITY                     ST PTRSBRG
STATE                    FL
ZIP                      337100000
 MORT                     $        50,250.00
 BAL                      $        46,184.92
 RATE                     10.1000
 PAI                      $   488.26
 CLTV                     75.000
MATURITY                 120122
FEE                      0.5000

LOAN                     4574950
LAST_NAME                THOMAS
ADDRESS                  3605 HICKORYNUT STREET
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322080000
 MORT                     $        36,000.00
 BAL                      $        30,740.38
 RATE                     10.5000
 PAI                      $   397.95
 CLTV                     79.509
MATURITY                 70129
FEE                      0.5000

LOAN                     4582151
LAST_NAME                BOWMAN
ADDRESS                  3731 WEST 77TH PLACE
CITY                     MERRILLVILL
STATE                    IN
ZIP                      464100000
 MORT                     $        37,800.00
 BAL                      $        36,631.92
 RATE                       9.9900
 PAI                      $   331.45
 CLTV                     76.040
MATURITY                 70225
FEE                      0.5000

LOAN                     4585774
LAST_NAME                GANUN
ADDRESS                  9 MOUNTAIN VIEW DRIVE
CITY                     MOUNTAINSID
STATE                    NJ
ZIP                      070920000
 MORT                     $        85,000.00
 BAL                      $        73,266.87
 RATE                     12.9900
 PAI                      $1,074.90
 CLTV                     71.432
MATURITY                 61218
FEE                      0.5000

LOAN                     4586830
LAST_NAME                JOHNSON
ADDRESS                  4320 SW 21ST STREET
CITY                     HOLLYWOOD
STATE                    FL
ZIP                      330230000
 MORT                     $        28,000.00
 BAL                      $        25,540.70
 RATE                     10.1500
 PAI                      $   273.00
 CLTV                     54.901
MATURITY                 120128
FEE                      0.5000

LOAN                     4592960
LAST_NAME                ALEXANDER
ADDRESS                  3030 MARKLAND DRIVE
CITY                     CHARLOTTE
STATE                    NC
ZIP                      282080000
 MORT                     $        32,500.00
 BAL                      $        27,547.85
 RATE                     11.1000
 PAI                      $   371.44
 CLTV                     59.090
MATURITY                 70228
FEE                      0.5000

LOAN                     5006283
LAST_NAME                LEFFELMAN
ADDRESS                  327 S LAKE STREET
CITY                     MUNDELEIN
STATE                    IL
ZIP                      600600000
 MORT                     $        75,000.00
 BAL                      $        73,344.01
 RATE                     10.3500
 PAI                      $   677.66
 CLTV                     75.000
MATURITY                 70324
FEE                      0.5000

LOAN                     5010921
LAST_NAME                STANCO
ADDRESS                  4 VINE STREET
CITY                     GLNWD LNDNG
STATE                    NY
ZIP                      115470000
 MORT                     $        54,000.00
 BAL                      $        43,470.57
 RATE                     10.5000
 PAI                      $   596.92
 CLTV                     60.581
MATURITY                 70128
FEE                      0.5000

LOAN                     20000485
LAST_NAME                GARCIA
ADDRESS                  1611 CLAREMONT DRIVE
CITY                     OXNARD
STATE                    CA
ZIP                      930350000
 MORT                     $      119,250.00
 BAL                      $      111,188.65
 RATE                     10.5000
 PAI                      $1,190.57
 CLTV                     75.000
MATURITY                 120413
FEE                      0.5000

LOAN                     20022687
LAST_NAME                NEELEY
ADDRESS                  116 PARTRIDGE HILL DRIVE
CITY                     W COLUMBIA
STATE                    SC
ZIP                      291720000
 MORT                     $        66,300.00
 BAL                      $        61,359.81
 RATE                     10.8500
 PAI                      $   677.59
 CLTV                     80.000
MATURITY                 120527
FEE                      0.5000

LOAN                     20049987
LAST_NAME                DUNFORD
ADDRESS                  4143 CAMPBELL
CITY                     INDIANAPOLI
STATE                    IN
ZIP                      462260000
 MORT                     $        42,103.43
 BAL                      $        37,109.84
 RATE                     10.4400
 PAI                      $   463.85
 CLTV                     76.551
MATURITY                 70731
FEE                      0.5000

LOAN                     20059499
LAST_NAME                RODRIGUEZ
ADDRESS                  12925 SOUTHWEST 21ST ST
CITY                     MIAMI
STATE                    FL
ZIP                      331750000
 MORT                     $        32,041.00
 BAL                      $        31,192.99
 RATE                     10.7500
 PAI                      $   299.10
 CLTV                     79.999
MATURITY                 70715
FEE                      0.5000

LOAN                     20065710
LAST_NAME                GARVIN
ADDRESS                  11530 LARES DRIVE
CITY                     FLORISSANT
STATE                    MO
ZIP                      630330000
 MORT                     $        67,200.00
 BAL                      $        58,740.52
 RATE                     10.5000
 PAI                      $   742.83
 CLTV                     80.000
MATURITY                 70724
FEE                      0.5000

LOAN                     20066163
LAST_NAME                BENSON
ADDRESS                  82 WESTVIEW ROAD
CITY                     SPRNG VLLY
STATE                    NY
ZIP                      109770000
 MORT                     $      135,000.00
 BAL                      $      118,464.35
 RATE                     11.9900
 PAI                      $1,619.36
 CLTV                     59.252
MATURITY                 70609
FEE                      0.5000

LOAN                     20075578
LAST_NAME                VERTUCCI
ADDRESS                  122 HILARY STREET
CITY                     W SAYVILLE
STATE                    NY
ZIP                      117960000
 MORT                     $        45,000.00
 BAL                      $        39,135.29
 RATE                     10.5000
 PAI                      $   497.43
 CLTV                     64.146
MATURITY                 70720
FEE                      0.5000

LOAN                     20079414
LAST_NAME                OLVERSON
ADDRESS                  22 GREEN ACRE DRIVE
CITY                     RUBY
STATE                    VA
ZIP                      225450000
 MORT                     $        91,397.00
 BAL                      $        79,246.33
 RATE                       9.7500
 PAI                      $   968.23
 CLTV                     79.999
MATURITY                 71015
FEE                      0.5000

LOAN                     20080073
LAST_NAME                COVINGTON
ADDRESS                  1892 HICKORY LANE
CITY                     ATLANTC BCH
STATE                    FL
ZIP                      322330000
 MORT                     $      156,800.00
 BAL                      $      151,970.57
 RATE                       8.5000
 PAI                      $1,205.66
 CLTV                     80.000
MATURITY                 70828
FEE                      0.5000

LOAN                     20088746
LAST_NAME                AVERILL
ADDRESS                  8120 NORTHWEST 45TH STREE
CITY                     LAUDERHILL
STATE                    FL
ZIP                      333210000
 MORT                     $        35,000.00
 BAL                      $        30,573.96
 RATE                       9.7400
 PAI                      $   370.57
 CLTV                     66.773
MATURITY                 70904
FEE                      0.5000

LOAN                     20091864
LAST_NAME                MAIRS
ADDRESS                  423 BRYAN STREET
CITY                     HAVERTOWN
STATE                    PA
ZIP                      190830000
 MORT                     $        85,000.00
 BAL                      $        73,808.28
 RATE                       9.4900
 PAI                      $   887.08
 CLTV                     61.594
MATURITY                 70923
FEE                      0.5000

LOAN                     20111787
LAST_NAME                JONES
ADDRESS                  19 VICTORY STREET
CITY                     STAMFORD
STATE                    CT
ZIP                      069020000
 MORT                     $        60,000.00
 BAL                      $        51,748.79
 RATE                       9.7500
 PAI                      $   635.62
 CLTV                     66.408
MATURITY                 70923
FEE                      0.5000

LOAN                     20141073
LAST_NAME                NORMAN
ADDRESS                  2904 TONEY DRIVE
CITY                     DECATUR
STATE                    GA
ZIP                      300320000
 MORT                     $        34,000.00
 BAL                      $        29,925.06
 RATE                       9.7500
 PAI                      $   360.19
 CLTV                     79.965
MATURITY                 71201
FEE                      0.5000

LOAN                     20180337
LAST_NAME                CIMINO
ADDRESS                  34 EVERGREEN AVENUE
CITY                     LYNBROOK
STATE                    NY
ZIP                      115630000
 MORT                     $        85,000.00
 BAL                      $        74,621.36
 RATE                     11.5000
 PAI                      $   992.97
 CLTV                     50.000
MATURITY                 71223
FEE                      0.5000

LOAN                     20190237
LAST_NAME                FEMENELLA
ADDRESS                  3 BRIGHTON COURT
CITY                     CLINTON
STATE                    NJ
ZIP                      088010000
 MORT                     $        50,000.00
 BAL                      $        45,299.19
 RATE                     12.9900
 PAI                      $   632.30
 CLTV                     71.802
MATURITY                 71223
FEE                      0.5000

LOAN                     20190781
LAST_NAME                WILSON
ADDRESS                  24 TAFT AVENUE
CITY                     LYNBROOK
STATE                    NY
ZIP                      115630000
 MORT                     $        29,000.00
 BAL                      $        28,314.85
 RATE                     11.5000
 PAI                      $   287.19
 CLTV                     68.643
MATURITY                 80111
FEE                      0.5000

LOAN                     20246856
LAST_NAME                TEJADA
ADDRESS                  283 ONDERDONK AVENUE
CITY                     RIDGEWOOD
STATE                    NY
ZIP                      113850000
 MORT                     $      105,000.00
 BAL                      $        93,491.86
 RATE                       9.9900
 PAI                      $1,127.70
 CLTV                     56.756
MATURITY                 80330
FEE                      0.5000

LOAN                     20249660
LAST_NAME                JACKSON
ADDRESS                  12206 SOUTH LAFAYETTE
CITY                     CHICAGO
STATE                    IL
ZIP                      606280000
 MORT                     $        36,320.00
 BAL                      $        33,982.98
 RATE                       8.9500
 PAI                      $   325.62
 CLTV                     60.525
MATURITY                 130607
FEE                      0.5000

LOAN                     20305561
LAST_NAME                BOLDUC
ADDRESS                  11621 SE 61ST AVENUE
CITY                     BELLEVIEW
STATE                    FL
ZIP                      344200000
 MORT                     $        17,271.00
 BAL                      $        15,471.31
 RATE                     10.1000
 PAI                      $   186.66
 CLTV                     65.000
MATURITY                 80708
FEE                      0.5000

LOAN                     20331435
LAST_NAME                SHANNON
ADDRESS                  311 WATERMILL RUN
CITY                     NEWPORT NEW
STATE                    VA
ZIP                      236060000
 MORT                     $        25,000.00
 BAL                      $        22,893.68
 RATE                       9.8500
 PAI                      $   266.37
 CLTV                     68.478
MATURITY                 80907
FEE                      0.5000

LOAN                     20390068
LAST_NAME                FRANCIS
ADDRESS                  1126 NARRUMSON ROAD
CITY                     WALL
STATE                    NJ
ZIP                      087360000
 MORT                     $        80,500.00
 BAL                      $        79,830.14
 RATE                     10.5000
 PAI                      $   736.37
 CLTV                     62.403
MATURITY                 80927
FEE                      0.5000

LOAN                     20392486
LAST_NAME                FERNANDEZ
ADDRESS                  28 UNION STREET
CITY                     TAUNTON
STATE                    MA
ZIP                      027800000
 MORT                     $        69,300.00
 BAL                      $        62,949.95
 RATE                       8.6500
 PAI                      $   688.54
 CLTV                     72.428
MATURITY                 81124
FEE                      0.5000

LOAN                     20509105
LAST_NAME                SADAKA
ADDRESS                  207 FAIRFIELD AVENUE
CITY                     RIDGEWOOD
STATE                    NJ
ZIP                      074500000
 MORT                     $      235,000.00
 BAL                      $      211,890.98
 RATE                       7.9900
 PAI                      $2,244.43
 CLTV                     78.333
MATURITY                 90228
FEE                      0.5000

LOAN                     20596466
LAST_NAME                ANDERSON
ADDRESS                  780  LEXINGTON AVENUE
CITY                     MANSFIELD
STATE                    OH
ZIP                      449070000
 MORT                     $        43,697.00
 BAL                      $        42,050.58
 RATE                     11.0000
 PAI                      $   451.04
 CLTV                     66.207
MATURITY                 140321
FEE                      0.5000

LOAN                     20596623
LAST_NAME                MORGAN
ADDRESS                  10  DAFFODIL LANE
CITY                     LEVITTOWN
STATE                    PA
ZIP                      190550000
 MORT                     $        80,740.00
 BAL                      $        79,976.94
 RATE                     10.4900
 PAI                      $   737.96
 CLTV                     84.989
MATURITY                 240224
FEE                      0.5000

LOAN                     20597159
LAST_NAME                ST CLAIRE
ADDRESS                  613  CARDIFF ROAD
CITY                     VIRGINIA BE
STATE                    VA
ZIP                      234550000
 MORT                     $        35,100.00
 BAL                      $        34,524.04
 RATE                       9.9900
 PAI                      $   307.77
 CLTV                     23.716
MATURITY                 240311
FEE                      0.5000

LOAN                     20597472
LAST_NAME                BARNETT
ADDRESS                  RD 1  BOX 238
CITY                     TIONESTA
STATE                    PA
ZIP                      163530000
 MORT                     $        34,900.00
 BAL                      $        29,371.41
 RATE                     10.4900
 PAI                      $   470.73
 CLTV                     60.695
MATURITY                 40315
FEE                      0.5000

LOAN                     20597787
LAST_NAME                WAIR
ADDRESS                  9003  LEBANON ROAD
CITY                     BELLEVILLE
STATE                    IL
ZIP                      622230000
 MORT                     $        58,185.00
 BAL                      $        53,296.28
 RATE                       9.9900
 PAI                      $   624.91
 CLTV                     78.100
MATURITY                 90124
FEE                      0.5000

LOAN                     20598397
LAST_NAME                ALBERT
ADDRESS                  1722  NORTHCUTT AVENUE
CITY                     CINCINNATI
STATE                    OH
ZIP                      452370000
 MORT                     $        63,750.00
 BAL                      $        63,019.25
 RATE                       9.9900
 PAI                      $   558.99
 CLTV                     85.000
MATURITY                 240330
FEE                      0.5000

LOAN                     20598702
LAST_NAME                CHIKEY
ADDRESS                  602  NORTH MAIN STREET
CITY                     PLAINS
STATE                    PA
ZIP                      187050000
 MORT                     $        30,650.00
 BAL                      $        26,461.35
 RATE                     10.5000
 PAI                      $   413.58
 CLTV                     48.539
MATURITY                 40411
FEE                      0.5000

LOAN                     20598884
LAST_NAME                MILLER
ADDRESS                  RT 1  BOX 125
CITY                     WAYNESBURG
STATE                    PA
ZIP                      153700000
 MORT                     $        35,170.00
 BAL                      $        29,096.62
 RATE                     10.4900
 PAI                      $   474.37
 CLTV                     79.931
MATURITY                 40204
FEE                      0.5000

LOAN                     20598926
LAST_NAME                CARVER
ADDRESS                  2904  NORTHUMBERLAND AVE
CITY                     RICHMOND
STATE                    VA
ZIP                      232200000
 MORT                     $        29,170.00
 BAL                      $        24,712.11
 RATE                       9.9900
 PAI                      $   385.33
 CLTV                     47.430
MATURITY                 40307
FEE                      0.5000

LOAN                     20633459
LAST_NAME                JOHNSON
ADDRESS                  52 MCKINLEY AVENUE
CITY                     STRATFORD
STATE                    CT
ZIP                      064970000
 MORT                     $        40,500.00
 BAL                      $        39,106.08
 RATE                     10.4900
 PAI                      $   404.08
 CLTV                     50.000
MATURITY                 140713
FEE                      0.5000

LOAN                     20642815
LAST_NAME                MILLER
ADDRESS                  23 WEST 80TH STREET
CITY                     HARVEY CEDA
STATE                    NJ
ZIP                      080080000
 MORT                     $        41,467.00
 BAL                      $        41,259.34
 RATE                     11.7500
 PAI                      $   418.58
 CLTV                     70.000
MATURITY                 240706
FEE                      0.5000

LOAN                     20643011
LAST_NAME                GOODPASTER
ADDRESS                  4244 DUDLEY RD
CITY                     MECHANICSVI
STATE                    MD
ZIP                      206590000
 MORT                     $        20,450.00
 BAL                      $        19,099.35
 RATE                     11.0000
 PAI                      $   232.44
 CLTV                     83.968
MATURITY                 90429
FEE                      0.5000

LOAN                     20643748
LAST_NAME                BRANNIGAN
ADDRESS                  539 CAMERON PLACE
CITY                     HAMILTON
STATE                    OH
ZIP                      450130000
 MORT                     $        96,484.00
 BAL                      $        95,829.37
 RATE                     10.2500
 PAI                      $   864.60
 CLTV                     85.007
MATURITY                 240523
FEE                      0.5000

LOAN                     20643870
LAST_NAME                MONTGOMERY
ADDRESS                  605 GALVESTON PLACE S.E.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200320000
 MORT                     $        35,700.00
 BAL                      $        29,528.83
 RATE                     11.0000
 PAI                      $   491.77
 CLTV                     69.702
MATURITY                 40121
FEE                      0.5000

LOAN                     20645172
LAST_NAME                CROSBY
ADDRESS                  3819 COTTAGE AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212150000
 MORT                     $        40,320.00
 BAL                      $        37,327.53
 RATE                     10.5000
 PAI                      $   445.70
 CLTV                     84.000
MATURITY                 90720
FEE                      0.5000

LOAN                     20655627
LAST_NAME                REID
ADDRESS                  4117 CROSSWICK TURN
CITY                     BOWIE
STATE                    MD
ZIP                      207150000
 MORT                     $      128,000.00
 BAL                      $      126,728.51
 RATE                     10.8000
 PAI                      $1,199.67
 CLTV                     80.000
MATURITY                 90811
FEE                      0.5000

LOAN                     20660593
LAST_NAME                MICHAUD
ADDRESS                  61 BIRCH STREET
CITY                     ATTLEBORO
STATE                    MA
ZIP                      027030000
 MORT                     $        38,500.00
 BAL                      $        35,812.60
 RATE                       9.4500
 PAI                      $   400.87
 CLTV                     79.795
MATURITY                 90730
FEE                      0.5000

LOAN                     20786448
LAST_NAME                CARROLL
ADDRESS                  ROUTE 3 BOX 192
CITY                     MARION
STATE                    AL
ZIP                      367560000
 MORT                     $        56,000.00
 BAL                      $        55,613.93
 RATE                     10.7500
 PAI                      $   522.75
 CLTV                     67.878
MATURITY                 250301
FEE                      0.5000

LOAN                     20867487
LAST_NAME                SULLIVAN
ADDRESS                  144 TOTMAN
CITY                     LOWELL
STATE                    MA
ZIP                      018540000
 MORT                     $        79,000.00
 BAL                      $        78,469.66
 RATE                       9.8750
 PAI                      $   686.00
 CLTV                     79.000
MATURITY                 250601
FEE                      0.5000

LOAN                     20978177
LAST_NAME                SAID
ADDRESS                  15 LINCOLN TERRACE
CITY                     YONKERS
STATE                    NY
ZIP                      107010000
 MORT                     $      180,000.00
 BAL                      $      178,123.39
 RATE                     10.0000
 PAI                      $1,579.63
 CLTV                     62.068
MATURITY                 100817
FEE                      0.5000

LOAN                     20999025
LAST_NAME                KAMINSKI
ADDRESS                  167 MAIN STREET
CITY                     ATKINSON
STATE                    NH
ZIP                      038110000
 MORT                     $      112,100.00
 BAL                      $      111,458.90
 RATE                       9.8750
 PAI                      $   973.42
 CLTV                     74.733
MATURITY                 250901
FEE                      0.5000

LOAN                     21070487
LAST_NAME                VARONE
ADDRESS                  64 BANEBERRY ROAD
CITY                     CRANSTON
STATE                    RI
ZIP                      029100000
 MORT                     $      120,000.00
 BAL                      $      118,458.79
 RATE                       7.7500
 PAI                      $   859.70
 CLTV                     77.170
MATURITY                 250601
FEE                      0.5000

LOAN                     21083803
LAST_NAME                WALKER
ADDRESS                  81 WALKER ROAD
CITY                     SWAMPSCOTT
STATE                    MA
ZIP                      019070000
 MORT                     $        56,400.00
 BAL                      $        55,703.00
 RATE                       9.9500
 PAI                      $   542.41
 CLTV                     29.072
MATURITY                 151030
FEE                      0.5000

LOAN                     21112503
LAST_NAME                PLACE
ADDRESS                  213 WALLER MILL ROAD
CITY                     WILLIAMSBUR
STATE                    VA
ZIP                      231850000
 MORT                     $        66,500.00
 BAL                      $        65,235.99
 RATE                     10.5000
 PAI                      $   608.31
 CLTV                     70.000
MATURITY                 101215
FEE                      0.5000

LOAN                     21121249
LAST_NAME                KRAMER
ADDRESS                  4725 WOOD STREET
CITY                     WILLOUGHBY
STATE                    OH
ZIP                      440940000
 MORT                     $      134,400.00
 BAL                      $      132,101.11
 RATE                       8.2500
 PAI                      $1,145.18
 CLTV                     80.000
MATURITY                 151206
FEE                      0.5000

LOAN                     21128129
LAST_NAME                NEGRETE
ADDRESS                  31449 SAN MARINO COURT
CITY                     UNION CITY
STATE                    CA
ZIP                      945870000
 MORT                     $      139,842.46
 BAL                      $      139,330.21
 RATE                       8.6250
 PAI                      $1,088.98
 CLTV                     68.215
MATURITY                 101101
FEE                      0.5000

LOAN                     21146170
LAST_NAME                BRINER
ADDRESS                  438 STATE ROAD 150
CITY                     ARROYO SECO
STATE                    NM
ZIP                      875140000
 MORT                     $        35,300.00
 BAL                      $        35,211.82
 RATE                     10.6000
 PAI                      $   392.40
 CLTV                     69.336
MATURITY                 110710
FEE                      0.5000

LOAN                     21146345
LAST_NAME                HOLT
ADDRESS                  593 MILKY WAY DRIVE
CITY                     PULASKI
STATE                    TN
ZIP                      384780000
 MORT                     $        45,600.00
 BAL                      $        45,336.07
 RATE                     11.1500
 PAI                      $   475.35
 CLTV                     80.000
MATURITY                 160213
FEE                      0.5000

LOAN                     21157615
LAST_NAME                ARNOLD
ADDRESS                  2206 TAMMY DRIVE
CITY                     KENNER
STATE                    LA
ZIP                      700620000
 MORT                     $        15,000.00
 BAL                      $        14,763.03
 RATE                     11.0500
 PAI                      $   170.97
 CLTV                     40.757
MATURITY                 110619
FEE                      0.5000

LOAN                     21159736
LAST_NAME                WEBB
ADDRESS                  14810 ECHO WAY
CITY                     APPLE VALLE
STATE                    MN
ZIP                      551240000
 MORT                     $        15,000.00
 BAL                      $        14,959.34
 RATE                       9.9000
 PAI                      $   160.28
 CLTV                     70.358
MATURITY                 110710
FEE                      0.5000

LOAN                     21161351
LAST_NAME                ROSKOSKY
ADDRESS                  51 REDDING STREET
CITY                     HARTFORD
STATE                    CT
ZIP                      061080000
 MORT                     $        42,000.00
 BAL                      $        41,920.64
 RATE                       9.7500
 PAI                      $   360.85
 CLTV                     69.421
MATURITY                 110401
FEE                      0.5000

LOAN                     21168968
LAST_NAME                GAMLIN
ADDRESS                  6337 SAN BONITA AVE
CITY                     CLAYTON
STATE                    MO
ZIP                      631050000
 MORT                     $        35,300.00
 BAL                      $        34,457.44
 RATE                     10.7000
 PAI                      $   480.29
 CLTV                     79.798
MATURITY                 60325
FEE                      0.5000

LOAN                     21171988
LAST_NAME                EDWARDS
ADDRESS                  415 WEST 34TH STREET
CITY                     WILMINGTON
STATE                    DE
ZIP                      198020000
 MORT                     $        53,200.00
 BAL                      $        52,996.29
 RATE                       9.4500
 PAI                      $   445.40
 CLTV                     70.000
MATURITY                 110524
FEE                      0.5000

LOAN                     21173661
LAST_NAME                WYNN
ADDRESS                  1231 N KING STREET
CITY                     HAMPTON
STATE                    VA
ZIP                      236660000
 MORT                     $        34,000.00
 BAL                      $        33,866.88
 RATE                     11.9900
 PAI                      $   374.14
 CLTV                     62.962
MATURITY                 150925
FEE                      0.5000

LOAN                     21174065
LAST_NAME                O'DAY
ADDRESS                  11605 FALLS ROAD
CITY                     POTOMAC
STATE                    MD
ZIP                      208540000
 MORT                     $        83,000.00
 BAL                      $        82,092.53
 RATE                     11.3000
 PAI                      $   873.73
 CLTV                     50.209
MATURITY                 151201
FEE                      0.5000

LOAN                     21179106
LAST_NAME                BALTRUSCH
ADDRESS                  7326 FINNS LANE
CITY                     LANHAM
STATE                    MD
ZIP                      207060000
 MORT                     $        13,500.00
 BAL                      $        13,204.11
 RATE                     11.5000
 PAI                      $   157.71
 CLTV                     79.980
MATURITY                 101019
FEE                      0.5000

LOAN                     21180856
LAST_NAME                MACK
ADDRESS                  4116 CLARENDON ROAD
CITY                     BROOKLYN
STATE                    NY
ZIP                      112030000
 MORT                     $      120,000.00
 BAL                      $      119,514.47
 RATE                       9.5000
 PAI                      $1,009.03
 CLTV                     77.419
MATURITY                 251215
FEE                      0.5000

LOAN                     21181011
LAST_NAME                MCINTOSH
ADDRESS                  3 EAST 92ND STREET
CITY                     BROOKLYN
STATE                    NY
ZIP                      112120000
 MORT                     $      100,000.00
 BAL                      $        99,793.14
 RATE                     11.9900
 PAI                      $1,027.85
 CLTV                     62.500
MATURITY                 251222
FEE                      0.5000

LOAN                     21190160
LAST_NAME                SANCHEZ
ADDRESS                  76 VAN COTT AVENUE
CITY                     HEMPSTEAD
STATE                    NY
ZIP                      115500000
 MORT                     $        95,000.00
 BAL                      $        94,592.88
 RATE                       7.7500
 PAI                      $   680.60
 CLTV                     82.608
MATURITY                 110301
FEE                      0.5000


LOAN                     21193735
LAST_NAME                STEPHENS
ADDRESS                  538 EAST JAMES STREET
CITY                     HIGHLANDS R
STATE                    CO
ZIP                      801760000
 MORT                     $        10,000.00
 BAL                      $          9,763.27
 RATE                     10.2500
 PAI                      $   186.53
 CLTV                     66.246
MATURITY                 20618
FEE                      0.5000

LOAN                     21199054
LAST_NAME                SNYDER
ADDRESS                  818 MILLS AVENUE
CITY                     PENSACOLA
STATE                    FL
ZIP                      325070000
 MORT                     $        72,000.00
 BAL                      $        71,778.05
 RATE                       8.8000
 PAI                      $   638.58
 CLTV                     79.558
MATURITY                 160529
FEE                      0.5000

LOAN                     21200381
LAST_NAME                HOFFMAN
ADDRESS                  209 ST THOMAS ROAD
CITY                     LANCASTER
STATE                    PA
ZIP                      176010000
 MORT                     $      128,000.00
 BAL                      $      127,858.17
 RATE                       8.9500
 PAI                      $1,025.32
 CLTV                     80.000
MATURITY                 110605
FEE                      0.5000

LOAN                     21202569
LAST_NAME                NELSON
ADDRESS                  1522 ABBOTSTON STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212130000
 MORT                     $        30,100.00
 BAL                      $        29,968.72
 RATE                       9.9500
 PAI                      $   263.04
 CLTV                     70.000
MATURITY                 101228
FEE                      0.5000

LOAN                     21202718
LAST_NAME                GERWITZ
ADDRESS                  259 HUDSON STREET
CITY                     BUFFALO
STATE                    NY
ZIP                      142010000
 MORT                     $        24,500.00
 BAL                      $        24,155.02
 RATE                       8.4500
 PAI                      $   240.55
 CLTV                     70.000
MATURITY                 110418
FEE                      0.5000

LOAN                     21202981
LAST_NAME                NELSON
ADDRESS                  1551 ABBOTSTON STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212180000
 MORT                     $        30,100.00
 BAL                      $        29,968.72
 RATE                       9.9500
 PAI                      $   263.04
 CLTV                     70.000
MATURITY                 101228
FEE                      0.5000

LOAN                     21203260
LAST_NAME                LEVIN
ADDRESS                  4521 DELAFIELD AVENUE
CITY                     BRONX
STATE                    NY
ZIP                      104710000
 MORT                     $      235,000.00
 BAL                      $      234,116.80
 RATE                       7.2000
 PAI                      $1,850.28
 CLTV                     48.907
MATURITY                 160603
FEE                      0.5000

LOAN                     21203278
LAST_NAME                LEVIN
ADDRESS                  3660 IRWIN AVENUE
CITY                     BRONX
STATE                    NY
ZIP                      104630000
 MORT                     $      157,500.00
 BAL                      $      156,943.19
 RATE                       7.7000
 PAI                      $1,288.14
 CLTV                     70.000
MATURITY                 160603
FEE                      0.5000

LOAN                     21204300
LAST_NAME                GADSON
ADDRESS                  345 SOUTHLAWN DR
CITY                     MONTGOMERY
STATE                    AL
ZIP                      361080000
 MORT                     $        33,600.00
 BAL                      $        33,002.42
 RATE                       7.9000
 PAI                      $   319.17
 CLTV                     80.000
MATURITY                 110304
FEE                      0.5000

LOAN                     21204540
LAST_NAME                FALK
ADDRESS                  3130 RIVERSIDE DRIVE
CITY                     SAULT STE.
STATE                    MI
ZIP                      497830000
 MORT                     $        45,600.00
 BAL                      $        45,334.38
 RATE                       7.9500
 PAI                      $   434.47
 CLTV                     80.000
MATURITY                 110603
FEE                      0.5000

LOAN                     21208574
LAST_NAME                MILLER
ADDRESS                  19 SUSAN WAY
CITY                     HUNTINGTON
STATE                    NY
ZIP                      117460000
 MORT                     $      330,000.00
 BAL                      $      328,954.71
 RATE                       8.3500
 PAI                      $2,502.42
 CLTV                     67.346
MATURITY                 110202
FEE                      0.5000

LOAN                     21209309
LAST_NAME                TWEDDELL
ADDRESS                  234 S MAIN STREET
CITY                     WAYLAND
STATE                    NY
ZIP                      145720000
 MORT                     $        37,000.00
 BAL                      $        36,428.13
 RATE                       9.5000
 PAI                      $   386.37
 CLTV                     44.578
MATURITY                 110202
FEE                      0.5000

LOAN                     21209960
LAST_NAME                MCCRAY
ADDRESS                  7421 ELVIA DRIVE
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322110000
 MORT                     $        48,580.00
 BAL                      $        48,076.63
 RATE                       9.3500
 PAI                      $   502.90
 CLTV                     78.354
MATURITY                 110325
FEE                      0.5000

LOAN                     21210372
LAST_NAME                MONTGOMERY
ADDRESS                  1222 DUNCAN STREET
CITY                     FAYETTEVILL
STATE                    NC
ZIP                      283030000
 MORT                     $        13,000.00
 BAL                      $        12,938.07
 RATE                     11.0000
 PAI                      $   147.76
 CLTV                     79.571
MATURITY                 110624
FEE                      0.5000

LOAN                     21211446
LAST_NAME                AMENEIROS
ADDRESS                  914 HOLLYWOOD AVENUE
CITY                     BRONX
STATE                    NY
ZIP                      104650000
 MORT                     $      119,000.00
 BAL                      $      117,950.95
 RATE                       7.8000
 PAI                      $1,123.53
 CLTV                     72.121
MATURITY                 110319
FEE                      0.5000

LOAN                     21211461
LAST_NAME                FJELD
ADDRESS                  1008 FORREST AVE
CITY                     CHATTANOOGA
STATE                    TN
ZIP                      374050000
 MORT                     $        56,000.00
 BAL                      $        55,275.44
 RATE                       8.6000
 PAI                      $   489.54
 CLTV                     80.000
MATURITY                 151227
FEE                      0.5000

LOAN                     21211594
LAST_NAME                HUNTER
ADDRESS                  1320 CORETTA WAY
CITY                     ORLANDO
STATE                    FL
ZIP                      328050000
 MORT                     $        43,000.00
 BAL                      $        42,959.28
 RATE                       9.7000
 PAI                      $   367.86
 CLTV                     61.428
MATURITY                 110607
FEE                      0.5000

LOAN                     21212030
LAST_NAME                HANCOCK
ADDRESS                  7810 KRYCUL ROAD
CITY                     RIVERVIEW
STATE                    FL
ZIP                      335690000
 MORT                     $        56,000.00
 BAL                      $        55,518.23
 RATE                       8.0000
 PAI                      $   468.41
 CLTV                     78.873
MATURITY                 160301
FEE                      0.5000

LOAN                     21216908
LAST_NAME                EMERY
ADDRESS                  382 FOREST ROAD
CITY                     NORTHFIELD
STATE                    NH
ZIP                      032760000
 MORT                     $        60,000.00
 BAL                      $        59,721.02
 RATE                       8.1500
 PAI                      $   446.55
 CLTV                     80.000
MATURITY                 251228
FEE                      0.5000

LOAN                     21217815
LAST_NAME                COMBS
ADDRESS                  107 SAL BOULEVARD
CITY                     TRENTON
STATE                    OH
ZIP                      450670000
 MORT                     $      101,500.00
 BAL                      $      101,197.56
 RATE                       8.6500
 PAI                      $   791.27
 CLTV                     70.000
MATURITY                 110229
FEE                      0.5000

LOAN                     21219324
LAST_NAME                STEPHENSON
ADDRESS                  1128 CHEYENNE BOULEVARD
CITY                     BIRMINGHAM
STATE                    AL
ZIP                      352150000
 MORT                     $        16,200.00
 BAL                      $        16,148.65
 RATE                       8.3500
 PAI                      $   122.85
 CLTV                     74.516
MATURITY                 110301
FEE                      0.5000

LOAN                     21222369
LAST_NAME                KONDOR
ADDRESS                  89 OLIVE STREET
CITY                     BANGOR
STATE                    ME
ZIP                      044010000
 MORT                     $        37,600.00
 BAL                      $        37,490.50
 RATE                       9.2500
 PAI                      $   344.37
 CLTV                     80.000
MATURITY                 160628
FEE                      0.5000

LOAN                     21222997
LAST_NAME                JONES
ADDRESS                  94 EDGEWATER DRIVE
CITY                     WARWICK
STATE                    RI
ZIP                      028860000
 MORT                     $        97,000.00
 BAL                      $        96,700.97
 RATE                       8.8000
 PAI                      $   860.30
 CLTV                     40.416
MATURITY                 160618
FEE                      0.5000

LOAN                     21224266
LAST_NAME                REID
ADDRESS                  4316 JOPLIN DRIVE
CITY                     ROCKVILLE
STATE                    MD
ZIP                      208530000
 MORT                     $      109,000.00
 BAL                      $      108,894.60
 RATE                       9.6000
 PAI                      $   924.50
 CLTV                     77.031
MATURITY                 260528
FEE                      0.5000

LOAN                     21225628
LAST_NAME                FULLER
ADDRESS                  1601 ALPHA STREET NE
CITY                     PALM BAY
STATE                    FL
ZIP                      329070000
 MORT                     $        64,800.00
 BAL                      $        64,247.49
 RATE                       8.1000
 PAI                      $   546.06
 CLTV                     80.000
MATURITY                 160304
FEE                      0.5000

LOAN                     21228648
LAST_NAME                MAKIN
ADDRESS                  1250 U STREET SE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200200000
 MORT                     $        50,000.00
 BAL                      $        49,436.19
 RATE                       9.5000
 PAI                      $   522.12
 CLTV                     77.969
MATURITY                 110329
FEE                      0.5000

LOAN                     21229521
LAST_NAME                GREEN
ADDRESS                  680 DAVIS ROAD
CITY                     CORAL GABLE
STATE                    FL
ZIP                      331430000
 MORT                     $      175,000.00
 BAL                      $      174,718.13
 RATE                     10.5000
 PAI                      $1,600.80
 CLTV                     59.877
MATURITY                 110401
FEE                      0.5000

LOAN                     21230669
LAST_NAME                COLLIER
ADDRESS                  423 POTOMAC AVENUE
CITY                     GREENVILLE
STATE                    SC
ZIP                      296050000
 MORT                     $        36,400.00
 BAL                      $        36,345.49
 RATE                       9.0000
 PAI                      $   327.51
 CLTV                     80.000
MATURITY                 160702
FEE                      0.5000

LOAN                     21230800
LAST_NAME                WEINREBER
ADDRESS                  260 SOUTH GROVE STREET
CITY                     EAST AURORA
STATE                    NY
ZIP                      140520000
 MORT                     $        35,000.00
 BAL                      $        34,900.65
 RATE                       9.4500
 PAI                      $   325.11
 CLTV                     43.209
MATURITY                 160606
FEE                      0.5000

LOAN                     21231048
LAST_NAME                PAYNE
ADDRESS                  171 CHEHAW DRIVE
CITY                     GRAY
STATE                    GA
ZIP                      310320000
 MORT                     $        52,000.00
 BAL                      $        51,590.00
 RATE                       9.8500
 PAI                      $   496.66
 CLTV                     80.000
MATURITY                 160304
FEE                      0.5000

LOAN                     21231394
LAST_NAME                JACKSON
ADDRESS                  2462 E 74TH PLACE
CITY                     CHICAGO
STATE                    IL
ZIP                      606490000
 MORT                     $        65,000.00
 BAL                      $        64,826.88
 RATE                       8.1000
 PAI                      $   481.49
 CLTV                     72.222
MATURITY                 110403
FEE                      0.5000

LOAN                     21234000
LAST_NAME                MOSLEY
ADDRESS                   2832-2836 MYRTLE ST
CITY                     OAKLAND
STATE                    CA
ZIP                      946080000
 MORT                     $        50,000.00
 BAL                      $        49,829.45
 RATE                       8.0000
 PAI                      $   366.89
 CLTV                     55.555
MATURITY                 110301
FEE                      0.5000

LOAN                     21235056
LAST_NAME                MCKENNEY
ADDRESS                  17 BRIDLE ROAD
CITY                     NEW MILFORD
STATE                    CT
ZIP                      067760000
 MORT                     $      172,000.00
 BAL                      $      171,204.93
 RATE                       7.3900
 PAI                      $1,189.73
 CLTV                     80.000
MATURITY                 110222
FEE                      0.5000

LOAN                     21236112
LAST_NAME                IBARRA
ADDRESS                  1443 WEST STETSON WAY
CITY                     SALT LAKE C
STATE                    UT
ZIP                      841040000
 MORT                     $        30,628.00
 BAL                      $        30,493.92
 RATE                     11.1000
 PAI                      $   350.05
 CLTV                     79.513
MATURITY                 110601
FEE                      0.5000

LOAN                     21238100
LAST_NAME                KAHOLO
ADDRESS                  110 GERARD DRIVE
CITY                     GLEN BURNIE
STATE                    MD
ZIP                      210610000
 MORT                     $      100,000.00
 BAL                      $        99,843.48
 RATE                       8.6500
 PAI                      $   877.35
 CLTV                     80.000
MATURITY                 160702
FEE                      0.5000

LOAN                     21238571
LAST_NAME                GAY
ADDRESS                   1845-1847 GARDEN DRIV
CITY                     JANESVILLE
STATE                    WI
ZIP                      535450000
 MORT                     $        63,000.00
 BAL                      $        62,554.30
 RATE                       8.2000
 PAI                      $   609.36
 CLTV                     53.617
MATURITY                 110604
FEE                      0.5000

LOAN                     21239884
LAST_NAME                BISSELL
ADDRESS                  14 FERRIS COURT
CITY                     PLATTSBURGH
STATE                    NY
ZIP                      129010000
 MORT                     $        32,900.00
 BAL                      $        32,595.58
 RATE                     10.6000
 PAI                      $   365.72
 CLTV                     70.000
MATURITY                 110409
FEE                      0.5000

LOAN                     21244595
LAST_NAME                DURFEE
ADDRESS                  19 STANTON STREET
CITY                     ROCKLAND
STATE                    MA
ZIP                      023700000
 MORT                     $      114,400.00
 BAL                      $      113,878.70
 RATE                       8.2500
 PAI                      $   859.45
 CLTV                     80.000
MATURITY                 110202
FEE                      0.5000

LOAN                     21245741
LAST_NAME                CLAYTON
ADDRESS                  93 BONITA DRIVE
CITY                     NEWPORT NEW
STATE                    VA
ZIP                      236020000
 MORT                     $        53,437.00
 BAL                      $        51,388.82
 RATE                       7.7000
 PAI                      $   747.30
 CLTV                     67.641
MATURITY                 40329
FEE                      0.5000

LOAN                     21246558
LAST_NAME                FURILLA
ADDRESS                  31 AUDUBON ROAD
CITY                     READING
STATE                    MA
ZIP                      018670000
 MORT                     $      134,500.00
 BAL                      $      134,080.12
 RATE                       8.7000
 PAI                      $1,184.31
 CLTV                     62.558
MATURITY                 160530
FEE                      0.5000

LOAN                     21246657
LAST_NAME                LAW
ADDRESS                  3002 10TH STREET N.E.
CITY                          WASHIN
STATE                    DC
ZIP                      200170000
 MORT                     $        75,000.00
 BAL                      $        73,739.48
 RATE                       8.5500
 PAI                      $   740.76
 CLTV                     60.000
MATURITY                 110110
FEE                      0.5000

LOAN                     21246707
LAST_NAME                SHONTZ
ADDRESS                  2174 DETWEILER ROAD
CITY                     POTTSTOWN
STATE                    PA
ZIP                      194640000
 MORT                     $        95,800.00
 BAL                      $        95,704.15
 RATE                     11.3500
 PAI                      $   937.76
 CLTV                     70.000
MATURITY                 110530
FEE                      0.5000

LOAN                     21246871
LAST_NAME                WASHINGTON
ADDRESS                  16242 TURNER AVE.
CITY                     MARKHAM
STATE                    IL
ZIP                      604260000
 MORT                     $        57,600.00
 BAL                      $        57,458.47
 RATE                     11.2000
 PAI                      $   557.27
 CLTV                     80.000
MATURITY                 110102
FEE                      0.5000

LOAN                     21247218
LAST_NAME                HAROUNI
ADDRESS                  629 GALLIER STREET
CITY                     NEW ORLEANS
STATE                    LA
ZIP                      701170000
 MORT                     $        25,000.00
 BAL                      $        24,863.75
 RATE                       8.7000
 PAI                      $   249.13
 CLTV                     71.428
MATURITY                 110529
FEE                      0.5000

LOAN                     21247457
LAST_NAME                LONG
ADDRESS                  1733 JASMINE STREET
CITY                     FERNANDINA
STATE                    FL
ZIP                      320340000
 MORT                     $        30,000.00
 BAL                      $        29,849.22
 RATE                       9.6000
 PAI                      $   315.09
 CLTV                     34.482
MATURITY                 110701
FEE                      0.5000

LOAN                     21247861
LAST_NAME                HOOD
ADDRESS                  2014 MORA STREET
CITY                     CARLSBAD
STATE                    NM
ZIP                      882200000
 MORT                     $        92,000.00
 BAL                      $        91,719.93
 RATE                       8.9000
 PAI                      $   821.85
 CLTV                     80.000
MATURITY                 160528
FEE                      0.5000

LOAN                     21250386
LAST_NAME                BELIZARIO
ADDRESS                  35 TARA DRIVE
CITY                     MATAWAN
STATE                    NJ
ZIP                      077470000
 MORT                     $        44,150.00
 BAL                      $        43,971.52
 RATE                     11.9500
 PAI                      $   528.46
 CLTV                     79.986
MATURITY                 110606
FEE                      0.5000

LOAN                     21250758
LAST_NAME                THOMAS
ADDRESS                  5825 5845 A&B 70TH AVENUE
CITY                     PINELLAS PA
STATE                    FL
ZIP                      346650000
 MORT                     $        74,200.00
 BAL                      $        73,846.90
 RATE                       8.6000
 PAI                      $   648.63
 CLTV                     70.000
MATURITY                 160506
FEE                      0.5000

LOAN                     21251079
LAST_NAME                WARNER
ADDRESS                  160 SANDPIT ROAD
CITY                     VINE GROVE
STATE                    KY
ZIP                      401750000
 MORT                     $        80,000.00
 BAL                      $        79,850.77
 RATE                       7.8000
 PAI                      $   659.23
 CLTV                     80.000
MATURITY                 160701
FEE                      0.5000

LOAN                     21252465
LAST_NAME                CASSEL
ADDRESS                  4719 EAST 142ND STREET
CITY                     GARFIELD HE
STATE                    OH
ZIP                      441250000
 MORT                     $        32,200.00
 BAL                      $        31,952.68
 RATE                       9.4000
 PAI                      $   334.31
 CLTV                     70.000
MATURITY                 110613
FEE                      0.5000

LOAN                     21252838
LAST_NAME                FOX
ADDRESS                  1005 INNER DRIVE
CITY                     SCHENECTADY
STATE                    NY
ZIP                      123030000
 MORT                     $        76,000.00
 BAL                      $        75,780.09
 RATE                       9.3000
 PAI                      $   698.53
 CLTV                     80.000
MATURITY                 160610
FEE                      0.5000

LOAN                     21253828
LAST_NAME                FIELDS
ADDRESS                  5065 HORSESHOE CIRCLE NOR
CITY                     WEST PALM B
STATE                    FL
ZIP                      334170000
 MORT                     $        34,200.00
 BAL                      $        33,937.62
 RATE                       9.4500
 PAI                      $   356.10
 CLTV                     79.986
MATURITY                 110503
FEE                      0.5000

LOAN                     21254842
LAST_NAME                DOHERTY
ADDRESS                  BOX 43 BEACON LIGHT ROAD
CITY                     VERONA
STATE                    NY
ZIP                      134780000
 MORT                     $        36,400.00
 BAL                      $        35,993.23
 RATE                       8.5000
 PAI                      $   358.45
 CLTV                     63.859
MATURITY                 110401
FEE                      0.5000

LOAN                     21257779
LAST_NAME                SALVATO
ADDRESS                  72 LINDEN BOULEVARD
CITY                     HICKSVILLE
STATE                    NY
ZIP                      118010000
 MORT                     $      117,000.00
 BAL                      $      116,918.88
 RATE                     11.1500
 PAI                      $1,127.50
 CLTV                     67.241
MATURITY                 110601
FEE                      0.5000

LOAN                     21259924
LAST_NAME                HARRIS
ADDRESS                  47 SOUTH ASHMEAD PLACE
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191440000
 MORT                     $        27,000.00
 BAL                      $        26,371.66
 RATE                     11.1500
 PAI                      $   374.23
 CLTV                     60.000
MATURITY                 60327
FEE                      0.5000

LOAN                     21260781
LAST_NAME                TERIO
ADDRESS                  2635 CLOVER STREET
CITY                     PITTSFORD
STATE                    NY
ZIP                      146180000
 MORT                     $      235,000.00
 BAL                      $      234,512.28
 RATE                     11.2500
 PAI                      $2,282.47
 CLTV                     74.603
MATURITY                 110118
FEE                      0.5000

LOAN                     21261805
LAST_NAME                BERUMEN
ADDRESS                  4125 W. COLTER STREET
CITY                     PHOENIX
STATE                    AZ
ZIP                      850190000
 MORT                     $        47,300.00
 BAL                      $        47,138.85
 RATE                       8.0000
 PAI                      $   395.64
 CLTV                     72.769
MATURITY                 160604
FEE                      0.5000

LOAN                     21262084
LAST_NAME                JACKSON
ADDRESS                  469 EMSLIE AVENUE
CITY                     BUFFALO
STATE                    NY
ZIP                      142080000
 MORT                     $        31,500.00
 BAL                      $        31,365.33
 RATE                       9.4500
 PAI                      $   292.60
 CLTV                     70.000
MATURITY                 160528
FEE                      0.5000

LOAN                     21262282
LAST_NAME                SUTPHIN
ADDRESS                  4720 ADOBE
CITY                     CARLSBAD
STATE                    NM
ZIP                      882200000
 MORT                     $        17,000.00
 BAL                      $        16,774.66
 RATE                       9.6500
 PAI                      $   179.07
 CLTV                     36.170
MATURITY                 110403
FEE                      0.5000

LOAN                     21262423
LAST_NAME                CRIDER
ADDRESS                  168 TINDAL ROAD
CITY                     PELION
STATE                    SC
ZIP                      291230000
 MORT                     $        50,500.00
 BAL                      $        50,168.26
 RATE                       8.3500
 PAI                      $   433.47
 CLTV                     71.126
MATURITY                 160401
FEE                      0.5000


LOAN                     21262654
LAST_NAME                TERRELL
ADDRESS                  382 PROMONTORY DRIVE
CITY                     HENDERSON
STATE                    NV
ZIP                      890140000
 MORT                     $        11,000.00
 BAL                      $        10,880.11
 RATE                     10.8000
 PAI                      $   150.29
 CLTV                     71.385
MATURITY                 60611
FEE                      0.5000

LOAN                     21264155
LAST_NAME                VAUGHT
ADDRESS                  806 E CIMARRON STREET
CITY                     COLORADO SP
STATE                    CO
ZIP                      809030000
 MORT                     $        76,500.00
 BAL                      $        76,342.31
 RATE                     10.5500
 PAI                      $   702.64
 CLTV                     85.000
MATURITY                 110315
FEE                      0.5000

LOAN                     21266887
LAST_NAME                KELLEY
ADDRESS                  500 WEST WALNUT
CITY                     CARBONDALE
STATE                    IL
ZIP                      629010000
 MORT                     $        12,900.00
 BAL                      $        12,836.04
 RATE                       9.7500
 PAI                      $   136.66
 CLTV                     79.925
MATURITY                 110605
FEE                      0.5000

LOAN                     21267513
LAST_NAME                BALESTRERI
ADDRESS                  4207 E. BALSAM AVENUE
CITY                     MESA
STATE                    AZ
ZIP                      852060000
 MORT                     $        10,000.00
 BAL                      $          9,952.18
 RATE                     10.1500
 PAI                      $   108.39
 CLTV                     67.024
MATURITY                 110626
FEE                      0.5000

LOAN                     21268735
LAST_NAME                BIANCOROSSO
ADDRESS                  1 DOGWOOD LANE
CITY                     BUENA VISTA
STATE                    NJ
ZIP                      083300000
 MORT                     $        15,000.00
 BAL                      $        14,843.12
 RATE                       9.7500
 PAI                      $   142.28
 CLTV                     73.926
MATURITY                 160621
FEE                      0.5000

LOAN                     21270921
LAST_NAME                VIEHMANN
ADDRESS                  711 NW JOHNS PLACE
CITY                     PENDLETON
STATE                    OR
ZIP                      978010000
 MORT                     $        25,000.00
 BAL                      $        24,830.73
 RATE                     10.1500
 PAI                      $   270.96
 CLTV                     66.040
MATURITY                 110612
FEE                      0.5000

LOAN                     21271721
LAST_NAME                HILL
ADDRESS                  9795 TOWERIDGE ROAD
CITY                     PENSACOLA
STATE                    FL
ZIP                      325260000
 MORT                     $        42,800.00
 BAL                      $        42,544.47
 RATE                       9.7500
 PAI                      $   453.41
 CLTV                     80.000
MATURITY                 110612
FEE                      0.5000

LOAN                     21271762
LAST_NAME                TAYLOR
ADDRESS                  6090 DORSET SHOALS ROAD
CITY                     DOUGLASVILL
STATE                    GA
ZIP                      301350000
 MORT                     $      108,000.00
 BAL                      $      107,804.43
 RATE                       9.9500
 PAI                      $   943.79
 CLTV                     77.142
MATURITY                 110401
FEE                      0.5000

LOAN                     21272158
LAST_NAME                KELLOGG
ADDRESS                  3742 TALBOT LANE
CITY                     ACWORTH
STATE                    GA
ZIP                      301010000
 MORT                     $        73,100.00
 BAL                      $        72,593.29
 RATE                       8.5000
 PAI                      $   634.38
 CLTV                     73.100
MATURITY                 160401
FEE                      0.5000

LOAN                     21273040
LAST_NAME                CAMPBELL
ADDRESS                  7240 LANIER DRIVE
CITY                     PENSACOLA
STATE                    FL
ZIP                      325040000
 MORT                     $        49,000.00
 BAL                      $        48,765.81
 RATE                     10.1500
 PAI                      $   531.07
 CLTV                     62.820
MATURITY                 110524
FEE                      0.5000

LOAN                     21273925
LAST_NAME                ARMSTRONG
ADDRESS                  3332 GRAYMONT DRIVE
CITY                     CHARLOTTE
STATE                    NC
ZIP                      212170000
 MORT                     $        54,400.00
 BAL                      $        53,978.89
 RATE                       9.3500
 PAI                      $   563.15
 CLTV                     80.000
MATURITY                 110501
FEE                      0.5000

LOAN                     21274469
LAST_NAME                BATES
ADDRESS                  1651 MILL OAK DRIVE
CITY                     VIRGINIA BE
STATE                    VA
ZIP                      234620000
 MORT                     $        76,000.00
 BAL                      $        75,387.35
 RATE                       7.9000
 PAI                      $   630.98
 CLTV                     80.000
MATURITY                 160409
FEE                      0.5000

LOAN                     21278783
LAST_NAME                MORGAN
ADDRESS                  5303 CAMILLE AVENUE
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322100000
 MORT                     $        32,900.00
 BAL                      $        30,594.60
 RATE                       9.1500
 PAI                      $   336.64
 CLTV                     70.000
MATURITY                 110507
FEE                      0.5000

LOAN                     21279609
LAST_NAME                LEWIS
ADDRESS                  101 THOMSON AVENUE
CITY                     PAULSBORO
STATE                    NJ
ZIP                      080660000
 MORT                     $        64,000.00
 BAL                      $        63,710.35
 RATE                       9.0000
 PAI                      $   575.83
 CLTV                     80.000
MATURITY                 160513
FEE                      0.5000

LOAN                     21280946
LAST_NAME                DIMARINO
ADDRESS                  7082 VILLA DRIVE
CITY                     WATERFORD
STATE                    MI
ZIP                      483270000
 MORT                     $      102,000.00
 BAL                      $      101,875.96
 RATE                       8.5000
 PAI                      $   784.30
 CLTV                     74.452
MATURITY                 260610
FEE                      0.5000

LOAN                     21281316
LAST_NAME                PRZYBYLA
ADDRESS                  3585 CRANE ROAD
CITY                     PORT REPUBL
STATE                    MD
ZIP                      206760000
 MORT                     $      280,500.00
 BAL                      $      278,702.62
 RATE                       8.5500
 PAI                      $2,443.13
 CLTV                     84.743
MATURITY                 160402
FEE                      0.5000

LOAN                     21281571
LAST_NAME                SHEPPARD
ADDRESS                  109 CRESCENT ROAD
CITY                     FLORHAM PAR
STATE                    NJ
ZIP                      079320000
 MORT                     $      196,000.00
 BAL                      $      195,609.10
 RATE                       9.7000
 PAI                      $1,676.76
 CLTV                     80.000
MATURITY                 110404
FEE                      0.5000

LOAN                     21282488
LAST_NAME                WALBURN
ADDRESS                  1931 NAISMITH DRIVE
CITY                     LAWRANCE
STATE                    KS
ZIP                      660460000
 MORT                     $        65,600.00
 BAL                      $        65,219.58
 RATE                       8.0000
 PAI                      $   626.91
 CLTV                     80.000
MATURITY                 110617
FEE                      0.5000

LOAN                     21283064
LAST_NAME                SHAW
ADDRESS                  8 MADISON AVE.
CITY                     OSSINING
STATE                    NY
ZIP                      105620000
 MORT                     $      127,500.00
 BAL                      $      127,146.54
 RATE                       9.0000
 PAI                      $1,025.90
 CLTV                     76.807
MATURITY                 110301
FEE                      0.5000

LOAN                     21283288
LAST_NAME                HILL
ADDRESS                  4296 SOUTHERN AVENUE SE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $      102,000.00
 BAL                      $      101,705.55
 RATE                       9.7000
 PAI                      $   872.60
 CLTV                     75.000
MATURITY                 110129
FEE                      0.5000

LOAN                     21285309
LAST_NAME                HARRIS
ADDRESS                   ROUTE 4, BOX 502
CITY                     DUNN
STATE                    NC
ZIP                      283440000
 MORT                     $        59,600.00
 BAL                      $        59,464.87
 RATE                       8.8750
 PAI                      $   474.21
 CLTV                     79.466
MATURITY                 110501
FEE                      0.5000

LOAN                     21285838
LAST_NAME                GONZALES
ADDRESS                  2 GRABNER DRIVE
CITY                     WATERFORD
STATE                    CT
ZIP                      063850000
 MORT                     $      131,900.00
 BAL                      $      131,111.08
 RATE                       9.1000
 PAI                      $1,195.24
 CLTV                     79.987
MATURITY                 160325
FEE                      0.5000

LOAN                     21286026
LAST_NAME                STANLEY
ADDRESS                  220 THOMASTON STREET
CITY                     HARTFORD
STATE                    CT
ZIP                      061120000
 MORT                     $        53,000.00
 BAL                      $        52,546.82
 RATE                       8.0500
 PAI                      $   444.97
 CLTV                     68.831
MATURITY                 160325
FEE                      0.5000

LOAN                     21286570
LAST_NAME                JANSEN
ADDRESS                  44 WEST SHERIDAN PLACE
CITY                     LAKE BLUFF
STATE                    IL
ZIP                      600440000
 MORT                     $      210,000.00
 BAL                      $      208,703.90
 RATE                       8.8500
 PAI                      $1,869.22
 CLTV                     68.403
MATURITY                 160624
FEE                      0.5000

LOAN                     21286604
LAST_NAME                POE
ADDRESS                  66 FENTON LANE
CITY                     CHESTERFIEL
STATE                    NJ
ZIP                      086200000
 MORT                     $      138,750.00
 BAL                      $      138,323.72
 RATE                       8.5000
 PAI                      $1,066.87
 CLTV                     69.029
MATURITY                 110314
FEE                      0.5000

LOAN                     21287941
LAST_NAME                MARTINEZ
ADDRESS                  1611 CERRO GORDO
CITY                     SANTA FE
STATE                    NM
ZIP                      875010000
 MORT                     $      195,000.00
 BAL                      $      194,824.89
 RATE                       9.9500
 PAI                      $1,704.07
 CLTV                     60.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21289103
LAST_NAME                MC DONALD
ADDRESS                  49 CHATHAM STREET
CITY                     LYNN
STATE                    MA
ZIP                      019040000
 MORT                     $        68,600.00
 BAL                      $        67,730.35
 RATE                     10.0000
 PAI                      $   737.18
 CLTV                     70.000
MATURITY                 110501
FEE                      0.5000

LOAN                     21291968
LAST_NAME                DOLATO
ADDRESS                  204 S WALNUT
CITY                     HOWELL
STATE                    MI
ZIP                      488430000
 MORT                     $      118,400.00
 BAL                      $      118,241.63
 RATE                     10.1500
 PAI                      $1,052.20
 CLTV                     80.000
MATURITY                 110506
FEE                      0.5000

LOAN                     21292065
LAST_NAME                HERON
ADDRESS                  101-103 WALNUT STREET
CITY                     EAST PROVID
STATE                    RI
ZIP                      029140000
 MORT                     $      112,000.00
 BAL                      $      111,875.88
 RATE                       8.9500
 PAI                      $   897.16
 CLTV                     80.000
MATURITY                 110530
FEE                      0.5000

LOAN                     21292313
LAST_NAME                IBARRA
ADDRESS                  610 EAST APPLE
CITY                     ROSWELL
STATE                    NM
ZIP                      882010000
 MORT                     $          6,000.00
 BAL                      $          5,914.83
 RATE                     10.7000
 PAI                      $     81.64
 CLTV                     67.713
MATURITY                 60529
FEE                      0.5000

LOAN                     21293345
LAST_NAME                SHIPLEY
ADDRESS                  65 ROUTE BOX 23
CITY                     ARAPAHOE
STATE                    NC
ZIP                      285100000
 MORT                     $        36,750.00
 BAL                      $        36,696.34
 RATE                       9.3500
 PAI                      $   338.97
 CLTV                     70.000
MATURITY                 160718
FEE                      0.5000

LOAN                     21294111
LAST_NAME                SINGLETON
ADDRESS                  2308 AGANZA DRIVE
CITY                     LOUISVILLE
STATE                    KY
ZIP                      402190000
 MORT                     $        24,700.00
 BAL                      $        24,587.24
 RATE                     10.6500
 PAI                      $   275.34
 CLTV                     69.828
MATURITY                 110607
FEE                      0.5000

LOAN                     21294582
LAST_NAME                PARKER
ADDRESS                  3127 SOUTH 4180 WEST
CITY                     WEST VALLEY
STATE                    UT
ZIP                      841200000
 MORT                     $        41,750.00
 BAL                      $        41,727.20
 RATE                       9.0000
 PAI                      $   335.93
 CLTV                     52.187
MATURITY                 110801
FEE                      0.5000

LOAN                     21295795
LAST_NAME                BUTCHER
ADDRESS                  7657 MARSHALL ROAD
CITY                     MILTON
STATE                    FL
ZIP                      325830000
 MORT                     $        24,000.00
 BAL                      $        23,857.69
 RATE                     10.6500
 PAI                      $   267.54
 CLTV                     66.704
MATURITY                 110611
FEE                      0.5000

LOAN                     21296108
LAST_NAME                WALTON
ADDRESS                  7919 PICKERING STREET
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191500000
 MORT                     $        56,800.00
 BAL                      $        56,800.00
 RATE                     10.0000
 PAI                      $   610.38
 CLTV                     80.000
MATURITY                 110814
FEE                      0.5000

LOAN                     21296488
LAST_NAME                KARABELAS
ADDRESS                  629 BOSTON ROAD
CITY                     BILLERCIA
STATE                    MA
ZIP                      018620000
 MORT                     $        70,000.00
 BAL                      $        69,925.60
 RATE                       9.1500
 PAI                      $   570.81
 CLTV                     55.555
MATURITY                 110601
FEE                      0.5000

LOAN                     21296520
LAST_NAME                RUSCH
ADDRESS                  8787 HOPKINS ROAD
CITY                     BATAVIA
STATE                    NY
ZIP                      140200000
 MORT                     $        50,000.00
 BAL                      $        49,423.81
 RATE                       8.1500
 PAI                      $   482.17
 CLTV                     73.529
MATURITY                 110417
FEE                      0.5000

LOAN                     21296546
LAST_NAME                EMOND
ADDRESS                  75 WOODSTOCK LANE
CITY                     STAFFORD
STATE                    VA
ZIP                      225540000
 MORT                     $        42,670.00
 BAL                      $        42,365.56
 RATE                     10.2500
 PAI                      $   465.09
 CLTV                     79.990
MATURITY                 110503
FEE                      0.5000

LOAN                     21296942
LAST_NAME                PIERCE
ADDRESS                  23 CROCKERS LANE
CITY                     WEST ROXBUR
STATE                    MA
ZIP                      021320000
 MORT                     $      153,600.00
 BAL                      $      153,453.05
 RATE                       8.3000
 PAI                      $1,159.35
 CLTV                     80.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21297007
LAST_NAME                FORTUNE
ADDRESS                  203 ARRINGTON STREET
CITY                     SLOCOMB
STATE                    AL
ZIP                      363750000
 MORT                     $        40,800.00
 BAL                      $        40,620.56
 RATE                     11.0500
 PAI                      $   465.02
 CLTV                     80.000
MATURITY                 110503
FEE                      0.5000

LOAN                     21297288
LAST_NAME                LISTA
ADDRESS                  17 PADDOCK DRIVE
CITY                     GLASSBORO
STATE                    NJ
ZIP                      080280000
 MORT                     $      132,000.00
 BAL                      $      131,391.24
 RATE                       8.8500
 PAI                      $1,174.94
 CLTV                     80.000
MATURITY                 160515
FEE                      0.5000

LOAN                     21297866
LAST_NAME                KARPINSKI
ADDRESS                  2700 REED ROAD
CITY                     LAPEER
STATE                    MI
ZIP                      484460000
 MORT                     $        80,800.00
 BAL                      $        80,705.90
 RATE                     10.6500
 PAI                      $   748.19
 CLTV                     80.000
MATURITY                 110501
FEE                      0.5000

LOAN                     21300546
LAST_NAME                BARNES
ADDRESS                  309 LUM STREET
CITY                     CARLSBAD
STATE                    NM
ZIP                      882200000
 MORT                     $        24,800.00
 BAL                      $        24,667.23
 RATE                       8.9000
 PAI                      $   250.07
 CLTV                     80.000
MATURITY                 110528
FEE                      0.5000

LOAN                     21300678
LAST_NAME                THEODORATUS
ADDRESS                  726 MATTHEWS
CITY                     FORT COLLIN
STATE                    CO
ZIP                      805240000
 MORT                     $        30,000.00
 BAL                      $        29,717.12
 RATE                     11.0500
 PAI                      $   341.93
 CLTV                     62.787
MATURITY                 110606
FEE                      0.5000

LOAN                     21301932
LAST_NAME                BRUAN
ADDRESS                  34805 17TH COURT SOUTHWES
CITY                     FEDERAL WAY
STATE                    WA
ZIP                      980230000
 MORT                     $        29,500.00
 BAL                      $        29,374.41
 RATE                     11.4000
 PAI                      $   342.75
 CLTV                     79.885
MATURITY                 110603
FEE                      0.5000

LOAN                     21302245
LAST_NAME                MCKENNA
ADDRESS                  4 OTIS AVENUE
CITY                     COHASSET
STATE                    MA
ZIP                      020250000
 MORT                     $      262,000.00
 BAL                      $      261,559.58
 RATE                     10.3000
 PAI                      $2,357.53
 CLTV                     74.857
MATURITY                 110327
FEE                      0.5000

LOAN                     21302302
LAST_NAME                SCRUGGS
ADDRESS                  135-09 120TH AVE.
CITY                     S OZONE PAR
STATE                    NY
ZIP                      114200000
 MORT                     $        90,000.00
 BAL                      $        88,738.41
 RATE                       8.5000
 PAI                      $   886.27
 CLTV                     78.260
MATURITY                 110326
FEE                      0.5000

LOAN                     21302583
LAST_NAME                NOLAN
ADDRESS                  3107 G STREET SOUTHEAST
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $        64,800.00
 BAL                      $        64,650.28
 RATE                     10.7500
 PAI                      $   604.90
 CLTV                     60.000
MATURITY                 110201
FEE                      0.5000

LOAN                     21302625
LAST_NAME                WILLIAMS
ADDRESS                  849 NORTH LECLAIR AVENUE
CITY                     CHICAGO
STATE                    IL
ZIP                      606510000
 MORT                     $        50,000.00
 BAL                      $        49,451.07
 RATE                       8.7000
 PAI                      $   513.10
 CLTV                     55.555
MATURITY                 110424
FEE                      0.5000

LOAN                     21302914
LAST_NAME                NOLAN
ADDRESS                  3105 G STREET SE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $        36,000.00
 BAL                      $        35,916.80
 RATE                     10.7500
 PAI                      $   336.06
 CLTV                     60.000
MATURITY                 110201
FEE                      0.5000


LOAN                     21303409
LAST_NAME                CANTIN
ADDRESS                  4 LISA LANE
CITY                     NEWTON
STATE                    NH
ZIP                      038580000
 MORT                     $        70,000.00
 BAL                      $        70,000.00
 RATE                     10.7500
 PAI                      $   710.67
 CLTV                     59.322
MATURITY                 160801
FEE                      0.5000

LOAN                     21303508
LAST_NAME                COLASANTI
ADDRESS                  266 WEST END ROAD
CITY                     SOUTH ORANG
STATE                    NJ
ZIP                      070790000
 MORT                     $      150,000.00
 BAL                      $      149,691.10
 RATE                     11.9000
 PAI                      $1,641.19
 CLTV                     59.523
MATURITY                 160619
FEE                      0.5000

LOAN                     21304134
LAST_NAME                SWANSON
ADDRESS                  6475 ELMER HILL ROAD
CITY                     ROME
STATE                    NY
ZIP                      134400000
 MORT                     $        83,200.00
 BAL                      $        83,096.27
 RATE                     10.3500
 PAI                      $   751.75
 CLTV                     80.000
MATURITY                 110501
FEE                      0.5000

LOAN                     21304209
LAST_NAME                SCOLASTICO
ADDRESS                  424 COLUMBIA STREET
CITY                     READING
STATE                    PA
ZIP                      196010000
 MORT                     $        62,000.00
 BAL                      $        61,968.85
 RATE                       9.4000
 PAI                      $   516.82
 CLTV                     77.500
MATURITY                 110729
FEE                      0.5000

LOAN                     21304571
LAST_NAME                CAIRNS
ADDRESS                  104 GOLDEN MAPLE DRIVE
CITY                     VIRGINIA BE
STATE                    VA
ZIP                      234520000
 MORT                     $      105,000.00
 BAL                      $      104,869.60
 RATE                     10.3500
 PAI                      $   948.73
 CLTV                     74.733
MATURITY                 260507
FEE                      0.5000

LOAN                     21304589
LAST_NAME                HARRIS
ADDRESS                  4 PROSPECT DRIVE
CITY                     QUEENSBURY
STATE                    NY
ZIP                      128040000
 MORT                     $        50,000.00
 BAL                      $        49,915.72
 RATE                       8.9000
 PAI                      $   398.72
 CLTV                     69.444
MATURITY                 110501
FEE                      0.5000

LOAN                     21305057
LAST_NAME                HALLFORD
ADDRESS                  4735 NE CRIMSON COURT
CITY                     CITY OF SAL
STATE                    OR
ZIP                      973010000
 MORT                     $        23,500.00
 BAL                      $        23,388.71
 RATE                     10.2500
 PAI                      $   256.14
 CLTV                     79.410
MATURITY                 110604
FEE                      0.5000

LOAN                     21305453
LAST_NAME                SARGENT
ADDRESS                  628 DENNISON
CITY                     BALLWIN
STATE                    MO
ZIP                      630210000
 MORT                     $        35,000.00
 BAL                      $        34,698.05
 RATE                       9.2500
 PAI                      $   286.67
 CLTV                     41.666
MATURITY                 110529
FEE                      0.5000

LOAN                     21305891
LAST_NAME                LOEBACK
ADDRESS                  1969 PINEY WOODS LANE
CITY                     VIRGINIA BE
STATE                    VA
ZIP                      234560000
 MORT                     $        23,260.00
 BAL                      $        23,111.47
 RATE                     11.4500
 PAI                      $   270.99
 CLTV                     80.000
MATURITY                 110524
FEE                      0.5000

LOAN                     21305990
LAST_NAME                GREEN
ADDRESS                  4824 SW JEFFERSON AVE
CITY                     BIRMINGHAM
STATE                    AL
ZIP                      352210000
 MORT                     $        12,000.00
 BAL                      $        11,949.65
 RATE                       9.6000
 PAI                      $   112.65
 CLTV                     33.333
MATURITY                 160503
FEE                      0.5000

LOAN                     21306741
LAST_NAME                STOTT
ADDRESS                  5405 CATTAIL ROAD
CITY                     ELM CITY
STATE                    NC
ZIP                      278220000
 MORT                     $        64,000.00
 BAL                      $        63,453.73
 RATE                       8.8000
 PAI                      $   641.54
 CLTV                     75.294
MATURITY                 110508
FEE                      0.5000

LOAN                     21306832
LAST_NAME                BOWEN
ADDRESS                  1079 GOOSENEST DRIVE
CITY                     ELKRIDGE
STATE                    UT
ZIP                      846510000
 MORT                     $        68,000.00
 BAL                      $        67,297.30
 RATE                     10.1500
 PAI                      $   604.30
 CLTV                     49.635
MATURITY                 110703
FEE                      0.5000

LOAN                     21307228
LAST_NAME                HUGHES
ADDRESS                  2 BUTLERTOWN ROAD
CITY                     WATERFORD
STATE                    CT
ZIP                      063850000
 MORT                     $        93,600.00
 BAL                      $        93,003.16
 RATE                       8.6000
 PAI                      $   818.22
 CLTV                     78.000
MATURITY                 160401
FEE                      0.5000

LOAN                     21307483
LAST_NAME                BURROWS
ADDRESS                  522 E 100 NORTH
CITY                     SPANISH FOR
STATE                    UT
ZIP                      846600000
 MORT                     $        46,600.00
 BAL                      $        46,373.15
 RATE                       9.9500
 PAI                      $   499.35
 CLTV                     76.393
MATURITY                 110624
FEE                      0.5000

LOAN                     21307814
LAST_NAME                MURPHY
ADDRESS                  26 DEMAREST ROAD
CITY                     TEANECK
STATE                    NJ
ZIP                      076660000
 MORT                     $      105,000.00
 BAL                      $      104,500.42
 RATE                     10.2000
 PAI                      $1,141.22
 CLTV                     63.636
MATURITY                 110606
FEE                      0.5000

LOAN                     21307962
LAST_NAME                HACKETT
ADDRESS                  24873 LANGFORD ROAD
CITY                     CHESTERTOWN
STATE                    MD
ZIP                      216200000
 MORT                     $        50,000.00
 BAL                      $        49,979.02
 RATE                     10.2500
 PAI                      $   448.06
 CLTV                     76.923
MATURITY                 110709
FEE                      0.5000

LOAN                     21308044
LAST_NAME                ELLIS
ADDRESS                  1011 ORCHARD AVENUE
CITY                     AURORA
STATE                    OH
ZIP                      442020000
 MORT                     $        65,000.00
 BAL                      $        64,905.12
 RATE                       9.2000
 PAI                      $   593.21
 CLTV                     78.313
MATURITY                 160624
FEE                      0.5000

LOAN                     21308085
LAST_NAME                SIMSUANGCO
ADDRESS                  3 GARVEY DRIVE
CITY                     HAUPPAUGE
STATE                    NY
ZIP                      117880000
 MORT                     $        14,400.00
 BAL                      $        14,369.63
 RATE                     11.4500
 PAI                      $   167.77
 CLTV                     76.892
MATURITY                 110624
FEE                      0.5000

LOAN                     21308457
LAST_NAME                ATKINSON
ADDRESS                  6704 SISALBED DRIVE
CITY                     CAPITOL HEI
STATE                    MD
ZIP                      207430000
 MORT                     $        50,000.00
 BAL                      $        49,748.72
 RATE                       9.6000
 PAI                      $   525.14
 CLTV                     52.185
MATURITY                 110506
FEE                      0.5000

LOAN                     21309026
LAST_NAME                RAMIREZ
ADDRESS                  15 EAST 18TH STREET
CITY                     PATERSON
STATE                    NJ
ZIP                      075240000
 MORT                     $      125,000.00
 BAL                      $      124,652.73
 RATE                       8.9900
 PAI                      $1,004.88
 CLTV                     78.125
MATURITY                 260320
FEE                      0.5000

LOAN                     21309299
LAST_NAME                HILDENBRAND
ADDRESS                  2 OHIO STREET
CITY                     EMSWORTH
STATE                    PA
ZIP                      152020000
 MORT                     $        62,230.00
 BAL                      $        61,905.74
 RATE                       9.2000
 PAI                      $   638.61
 CLTV                     70.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21311337
LAST_NAME                STANHOPE
ADDRESS                  173 HOSKINS ROAD
CITY                     SIMSBURY
STATE                    CT
ZIP                      060700000
 MORT                     $      104,000.00
 BAL                      $      103,616.15
 RATE                       8.3500
 PAI                      $   892.69
 CLTV                     80.000
MATURITY                 160528
FEE                      0.5000

LOAN                     21311550
LAST_NAME                LUTZ
ADDRESS                  2943 5N FEDERICK AVENUE
CITY                     MILWAUKEE
STATE                    WI
ZIP                      532110000
 MORT                     $        49,500.00
 BAL                      $        49,036.66
 RATE                       8.9500
 PAI                      $   500.60
 CLTV                     33.904
MATURITY                 110529
FEE                      0.5000

LOAN                     21312061
LAST_NAME                RIGSBY
ADDRESS                  7764 COVINGTON ROAD
CITY                     WHITEHOUSE
STATE                    TN
ZIP                      371880000
 MORT                     $        19,709.00
 BAL                      $        19,417.03
 RATE                       9.9500
 PAI                      $   259.92
 CLTV                     77.337
MATURITY                 60529
FEE                      0.5000

LOAN                     21312350
LAST_NAME                ELMQUIST
ADDRESS                  812 N. KENDRICK STREET
CITY                     FLAGSTAFF
STATE                    AZ
ZIP                      860010000
 MORT                     $        68,000.00
 BAL                      $        67,820.12
 RATE                       9.1000
 PAI                      $   605.27
 CLTV                     64.761
MATURITY                 160607
FEE                      0.5000

LOAN                     21313432
LAST_NAME                BUTLER
ADDRESS                  7217 KNOLLWOOD ROAD
CITY                     CITY OF MOB
STATE                    AL
ZIP                      366190000
 MORT                     $        44,000.00
 BAL                      $        43,756.98
 RATE                       8.5500
 PAI                      $   434.58
 CLTV                     80.000
MATURITY                 110607
FEE                      0.5000

LOAN                     21313762
LAST_NAME                COLBERG
ADDRESS                  2908 SE SAN DIEGO AVE
CITY                     ALBUQUERQUE
STATE                    NM
ZIP                      871060000
 MORT                     $        25,800.00
 BAL                      $        25,616.76
 RATE                     10.3000
 PAI                      $   282.01
 CLTV                     79.994
MATURITY                 110605
FEE                      0.5000

LOAN                     21313978
LAST_NAME                BACH
ADDRESS                  8787 LOWER EAST HILL ROAD
CITY                     COLDEN
STATE                    NY
ZIP                      140330000
 MORT                     $        55,000.00
 BAL                      $        54,914.68
 RATE                       9.3000
 PAI                      $   454.47
 CLTV                     70.512
MATURITY                 110403
FEE                      0.5000

LOAN                     21314828
LAST_NAME                THOMPSON
ADDRESS                  4855 LAKE ROAD
CITY                     WILSON
STATE                    NY
ZIP                      140280000
 MORT                     $        65,600.00
 BAL                      $        65,505.46
 RATE                       9.3000
 PAI                      $   602.94
 CLTV                     80.000
MATURITY                 160715
FEE                      0.5000

LOAN                     21314968
LAST_NAME                VISICARO
ADDRESS                  9 BURNS DRIVE
CITY                     BERKELEY
STATE                    NJ
ZIP                      087210000
 MORT                     $        30,000.00
 BAL                      $        30,000.00
 RATE                     10.3000
 PAI                      $   295.50
 CLTV                     79.954
MATURITY                 160708
FEE                      0.5000

LOAN                     21315932
LAST_NAME                ILICH
ADDRESS                  6823 RUTLAND
CITY                     DETROIT
STATE                    MI
ZIP                      482280000
 MORT                     $        25,000.00
 BAL                      $        24,683.81
 RATE                     12.7000
 PAI                      $   368.87
 CLTV                     51.020
MATURITY                 60507
FEE                      0.5000

LOAN                     21316229
LAST_NAME                BENSON
ADDRESS                  2029 NORTH PARK DRIVE
CITY                     LAS CRUCES
STATE                    NM
ZIP                      880050000
 MORT                     $      145,500.00
 BAL                      $      145,500.00
 RATE                       8.4500
 PAI                      $1,258.09
 CLTV                     73.484
MATURITY                 160802
FEE                      0.5000

LOAN                     21316955
LAST_NAME                BASLER
ADDRESS                  1914 BELVEDERE COURT
CITY                     MARYVILLE
STATE                    TN
ZIP                      378010000
 MORT                     $        83,000.00
 BAL                      $        82,309.93
 RATE                       8.5500
 PAI                      $   819.77
 CLTV                     34.583
MATURITY                 110501
FEE                      0.5000

LOAN                     21317276
LAST_NAME                LOEBACK
ADDRESS                  4412 LINDENWOOD COURT
CITY                     VIRGINIA BE
STATE                    VA
ZIP                      234560000
 MORT                     $        60,200.00
 BAL                      $        60,111.40
 RATE                       9.5500
 PAI                      $   508.40
 CLTV                     70.000
MATURITY                 110524
FEE                      0.5000

LOAN                     21317318
LAST_NAME                DEAN
ADDRESS                  1304 WIDEFIELD DRIVE
CITY                     SECURITY
STATE                    CO
ZIP                      809110000
 MORT                     $        11,900.00
 BAL                      $        11,847.16
 RATE                     10.9500
 PAI                      $   134.89
 CLTV                     80.000
MATURITY                 110603
FEE                      0.5000

LOAN                     21317615
LAST_NAME                MASSEY
ADDRESS                  491 ABBOTTSFORD AVENUE
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191440000
 MORT                     $        55,500.00
 BAL                      $        55,469.36
 RATE                       8.9500
 PAI                      $   444.58
 CLTV                     69.375
MATURITY                 260703
FEE                      0.5000

LOAN                     21318118
LAST_NAME                SCHWEIZER
ADDRESS                  309 ASHLEY ROAD
CITY                     NEWARK
STATE                    DE
ZIP                      197110000
 MORT                     $        50,000.00
 BAL                      $        49,427.56
 RATE                       9.8000
 PAI                      $   531.21
 CLTV                     67.249
MATURITY                 110508
FEE                      0.5000

LOAN                     21318142
LAST_NAME                WILSON
ADDRESS                  51 LANCASTER ROAD
CITY                     CLINTON
STATE                    MA
ZIP                      015100000
 MORT                     $      148,000.00
 BAL                      $      147,763.15
 RATE                       9.1500
 PAI                      $1,206.85
 CLTV                     80.000
MATURITY                 110522
FEE                      0.5000

LOAN                     21318159
LAST_NAME                LAWRENCE
ADDRESS                  43 LONGLEY ROAD
CITY                     GROTON
STATE                    MA
ZIP                      014500000
 MORT                     $      126,000.00
 BAL                      $      125,802.46
 RATE                     10.6250
 PAI                      $1,164.37
 CLTV                     61.165
MATURITY                 110501
FEE                      0.5000

LOAN                     21318225
LAST_NAME                LUCKEY
ADDRESS                  4051 NORTH 7TH STREET
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191400000
 MORT                     $        17,850.00
 BAL                      $        17,723.81
 RATE                     10.3500
 PAI                      $   195.66
 CLTV                     70.000
MATURITY                 110509
FEE                      0.5000

LOAN                     21318985
LAST_NAME                KELLY
ADDRESS                  109 SIMMONS DRIVE
CITY                     EAST ISLIP
STATE                    NY
ZIP                      117300000
 MORT                     $      144,000.00
 BAL                      $      143,556.08
 RATE                       8.8000
 PAI                      $1,277.15
 CLTV                     80.000
MATURITY                 160528
FEE                      0.5000

LOAN                     21319363
LAST_NAME                WHITE
ADDRESS                  51 LIBERTY AVENUE
CITY                     MASSENA
STATE                    NY
ZIP                      136620000
 MORT                     $        25,200.00
 BAL                      $        25,074.50
 RATE                       9.6500
 PAI                      $   328.16
 CLTV                     70.000
MATURITY                 60701
FEE                      0.5000

LOAN                     21319587
LAST_NAME                GRAHAM
ADDRESS                  1013 35TH STREET
CITY                     NEWPORT NEW
STATE                    VA
ZIP                      236070000
 MORT                     $        49,000.00
 BAL                      $        48,786.52
 RATE                       9.3000
 PAI                      $   450.37
 CLTV                     67.123
MATURITY                 160509
FEE                      0.5000

LOAN                     21319603
LAST_NAME                ONDRICK
ADDRESS                  73-75 ELMDALE AVENUE
CITY                     PROVIDENCE
STATE                    RI
ZIP                      029090000
 MORT                     $        66,500.00
 BAL                      $        66,410.70
 RATE                       9.8500
 PAI                      $   635.15
 CLTV                     70.000
MATURITY                 160701
FEE                      0.5000

LOAN                     21319801
LAST_NAME                WATKINS
ADDRESS                  1055 ATOM ROAD
CITY                     DELTA
STATE                    PA
ZIP                      173140000
 MORT                     $        60,000.00
 BAL                      $        59,521.57
 RATE                       9.0500
 PAI                      $   610.35
 CLTV                     75.000
MATURITY                 110528
FEE                      0.5000

LOAN                     21319918
LAST_NAME                KENT
ADDRESS                  1540 PARKER BOULEVARD
CITY                     TONAWANDA
STATE                    NY
ZIP                      141500000
 MORT                     $        72,000.00
 BAL                      $        71,922.67
 RATE                       9.1000
 PAI                      $   584.52
 CLTV                     79.120
MATURITY                 260701
FEE                      0.5000

LOAN                     21320049
LAST_NAME                NELSON
ADDRESS                  916 NORTH PINE AVENUE
CITY                     MIDWEST CIT
STATE                    OK
ZIP                      731300000
 MORT                     $        54,400.00
 BAL                      $        54,228.52
 RATE                     10.2500
 PAI                      $   592.94
 CLTV                     80.000
MATURITY                 110717
FEE                      0.5000

LOAN                     21320817
LAST_NAME                GREENOUGH
ADDRESS                  20 PINE STREET
CITY                     TAUNTON
STATE                    MA
ZIP                      027800000
 MORT                     $        89,000.00
 BAL                      $        88,906.39
 RATE                       9.2000
 PAI                      $   728.96
 CLTV                     71.200
MATURITY                 260605
FEE                      0.5000

LOAN                     21321112
LAST_NAME                DALTON
ADDRESS                  1075 3RD STREET
CITY                     PENROSE
STATE                    CO
ZIP                      812400000
 MORT                     $        29,236.00
 BAL                      $        28,991.81
 RATE                     10.4500
 PAI                      $   322.27
 CLTV                     80.000
MATURITY                 110618
FEE                      0.5000

LOAN                     21321179
LAST_NAME                SHANON
ADDRESS                  1989 E. VILLAGE OAK LANE
CITY                     SANDY
STATE                    UT
ZIP                      840920000
 MORT                     $        24,812.00
 BAL                      $        24,713.69
 RATE                     10.7500
 PAI                      $   271.21
 CLTV                     80.000
MATURITY                 110607
FEE                      0.5000

LOAN                     21321229
LAST_NAME                TRUMBAUER
ADDRESS                  783 GRAVEL PIKE
CITY                     PALM
STATE                    PA
ZIP                      180700000
 MORT                     $        88,000.00
 BAL                      $        87,847.00
 RATE                       8.7500
 PAI                      $   692.30
 CLTV                     80.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21321690
LAST_NAME                DEASON
ADDRESS                  2507 WEST 71ST STREET
CITY                     CHICAGO
STATE                    IL
ZIP                      606290000
 MORT                     $        72,800.00
 BAL                      $        72,586.65
 RATE                       9.2000
 PAI                      $   664.40
 CLTV                     80.000
MATURITY                 160611
FEE                      0.5000

LOAN                     21321815
LAST_NAME                HARDERMAN
ADDRESS                  1189 CRESTON STREET
CITY                     MUSKEGON
STATE                    MI
ZIP                      494420000
 MORT                     $        68,096.00
 BAL                      $        67,988.07
 RATE                       8.5500
 PAI                      $   593.11
 CLTV                     80.000
MATURITY                 160723
FEE                      0.5000

LOAN                     21321922
LAST_NAME                JOHNSON
ADDRESS                  1423 CROOKED TREE CIRCLE
CITY                     STONE MOUNT
STATE                    GA
ZIP                      300880000
 MORT                     $      112,000.00
 BAL                      $      111,841.98
 RATE                       9.7500
 PAI                      $   962.26
 CLTV                     80.000
MATURITY                 110501
FEE                      0.5000


LOAN                     21321989
LAST_NAME                WINANS
ADDRESS                  1313 N 31ST STREET
CITY                     RICHMOND
STATE                    VA
ZIP                      232230000
 MORT                     $        15,000.00
 BAL                      $        14,853.36
 RATE                     10.0500
 PAI                      $   198.65
 CLTV                     44.117
MATURITY                 60628
FEE                      0.5000

LOAN                     21322045
LAST_NAME                OLSHEFSKI
ADDRESS                  1066 QUEEN STREET
CITY                     POTTSTOWN
STATE                    PA
ZIP                      194640000
 MORT                     $        67,000.00
 BAL                      $        66,647.71
 RATE                       9.1000
 PAI                      $   683.56
 CLTV                     70.526
MATURITY                 110628
FEE                      0.5000

LOAN                     21322151
LAST_NAME                APOTOSKY
ADDRESS                  12 ROYAL CREST DRIVE
CITY                     ORCHARD PAR
STATE                    NY
ZIP                      141270000
 MORT                     $        31,300.00
 BAL                      $        30,956.75
 RATE                     10.3000
 PAI                      $   418.85
 CLTV                     79.901
MATURITY                 60611
FEE                      0.5000

LOAN                     21322748
LAST_NAME                HAYNES
ADDRESS                  505 CAROLINA AVENUE
CITY                     YADKINVILLE
STATE                    NC
ZIP                      270550000
 MORT                     $        44,000.00
 BAL                      $        43,772.78
 RATE                       9.3000
 PAI                      $   454.17
 CLTV                     80.000
MATURITY                 110619
FEE                      0.5000

LOAN                     21322912
LAST_NAME                GALVAN
ADDRESS                  9845 E. DESERT COVE AVENU
CITY                     SCOTTSDALE
STATE                    AZ
ZIP                      852600000
 MORT                     $        19,600.00
 BAL                      $        19,555.67
 RATE                     10.7000
 PAI                      $   219.10
 CLTV                     60.795
MATURITY                 110624
FEE                      0.5000

LOAN                     21322995
LAST_NAME                DOWLING
ADDRESS                  1784 HIGHWAY 27 SOUTH
CITY                     COLQUITT
STATE                    GA
ZIP                      317370000
 MORT                     $        12,314.00
 BAL                      $        12,241.08
 RATE                     10.3000
 PAI                      $   134.60
 CLTV                     79.314
MATURITY                 110513
FEE                      0.5000

LOAN                     21323225
LAST_NAME                KEAYS
ADDRESS                  6 BIRCH HILL ROAD
CITY                     WESTON
STATE                    CT
ZIP                      068830000
 MORT                     $        69,498.00
 BAL                      $        69,349.38
 RATE                     11.3000
 PAI                      $   803.06
 CLTV                     69.056
MATURITY                 110724
FEE                      0.5000

LOAN                     21323522
LAST_NAME                FABER
ADDRESS                  1403 DALEWOOD DR
CITY                     JARRETTSVIL
STATE                    MD
ZIP                      210840000
 MORT                     $      176,000.00
 BAL                      $      175,620.61
 RATE                     10.2000
 PAI                      $1,570.61
 CLTV                     74.909
MATURITY                 110320
FEE                      0.5000

LOAN                     21323977
LAST_NAME                LA DUKE
ADDRESS                  1439 GUIDEBOARD ROAD
CITY                     SCHUYLER FA
STATE                    NY
ZIP                      129850000
 MORT                     $        32,550.00
 BAL                      $        32,447.11
 RATE                       8.6000
 PAI                      $   284.54
 CLTV                     70.000
MATURITY                 160618
FEE                      0.5000

LOAN                     21324215
LAST_NAME                ZULAYBAR
ADDRESS                  371 - 373 NOE STREET
CITY                     SAN FRANCIS
STATE                    CA
ZIP                      941140000
 MORT                     $      360,000.00
 BAL                      $      358,921.90
 RATE                       8.6250
 PAI                      $2,800.05
 CLTV                     80.000
MATURITY                 110301
FEE                      0.5000

LOAN                     21324660
LAST_NAME                COLEMAN
ADDRESS                  12603 BIG BEAR DRIVE
CITY                     TWP MIDDLE
STATE                    PA
ZIP                      183010000
 MORT                     $        24,500.00
 BAL                      $        24,358.90
 RATE                       9.4000
 PAI                      $   226.78
 CLTV                     79.918
MATURITY                 160419
FEE                      0.5000

LOAN                     21324777
LAST_NAME                WILSON
ADDRESS                  307 ISLAND FORD ROAD
CITY                     STATESVILLE
STATE                    NC
ZIP                      286770000
 MORT                     $        78,300.00
 BAL                      $        77,884.59
 RATE                       9.0000
 PAI                      $   794.18
 CLTV                     51.854
MATURITY                 110701
FEE                      0.5000

LOAN                     21324975
LAST_NAME                JURKIEWICZ
ADDRESS                  522 PROSPECT PLACE
CITY                     LYNDHURST T
STATE                    NJ
ZIP                      070710000
 MORT                     $        10,000.00
 BAL                      $          9,743.65
 RATE                     10.4500
 PAI                      $   214.70
 CLTV                     74.000
MATURITY                 10604
FEE                      0.5000

LOAN                     21324983
LAST_NAME                MONTEIRO
ADDRESS                  382 CRESCENT STREET
CITY                     BROCKTON
STATE                    MA
ZIP                      024020000
 MORT                     $        22,150.00
 BAL                      $        22,047.01
 RATE                     10.4500
 PAI                      $   244.16
 CLTV                     74.659
MATURITY                 110619
FEE                      0.5000

LOAN                     21325584
LAST_NAME                KEEL
ADDRESS                  2549 EAST ALTAMONT CIRCLE
CITY                     SANDY
STATE                    UT
ZIP                      840920000
 MORT                     $      112,000.00
 BAL                      $      111,693.66
 RATE                       9.9000
 PAI                      $   974.62
 CLTV                     70.000
MATURITY                 260424
FEE                      0.5000

LOAN                     21325675
LAST_NAME                CLARK
ADDRESS                  34 HIGH DUNE DR
CITY                     SANTA ROSA
STATE                    FL
ZIP                      324590000
 MORT                     $      150,000.00
 BAL                      $      149,531.73
 RATE                       8.7000
 PAI                      $1,320.79
 CLTV                     49.668
MATURITY                 160626
FEE                      0.5000

LOAN                     21325782
LAST_NAME                HARTMAN
ADDRESS                  65 LAUREL TRAIL
CITY                     MONROE
STATE                    NY
ZIP                      109500000
 MORT                     $        45,500.00
 BAL                      $        45,260.76
 RATE                       9.1000
 PAI                      $   464.21
 CLTV                     70.000
MATURITY                 110620
FEE                      0.5000

LOAN                     21326285
LAST_NAME                WEAVER
ADDRESS                  3 RD BOX 310
CITY                     TYRONE
STATE                    PA
ZIP                      166860000
 MORT                     $        60,480.00
 BAL                      $        60,295.42
 RATE                       9.0500
 PAI                      $   546.11
 CLTV                     80.000
MATURITY                 160606
FEE                      0.5000

LOAN                     21326327
LAST_NAME                DARNELL
ADDRESS                  328 BATESVIEW DRIVE
CITY                     MARIETTA
STATE                    SC
ZIP                      296610000
 MORT                     $          8,500.00
 BAL                      $          8,459.93
 RATE                     10.3000
 PAI                      $     92.91
 CLTV                     79.833
MATURITY                 110607
FEE                      0.5000

LOAN                     21326897
LAST_NAME                WOODS
ADDRESS                  4242 INLET ROAD
CITY                     MARIETTA
STATE                    GA
ZIP                      300660000
 MORT                     $        74,400.00
 BAL                      $        73,864.34
 RATE                     10.1500
 PAI                      $   806.35
 CLTV                     80.000
MATURITY                 110507
FEE                      0.5000

LOAN                     21327705
LAST_NAME                PETERSON
ADDRESS                  210 OAK COVE
CITY                     SOMONAUK
STATE                    IL
ZIP                      605520000
 MORT                     $      160,000.00
 BAL                      $      159,815.21
 RATE                       8.7500
 PAI                      $1,258.73
 CLTV                     80.000
MATURITY                 110529
FEE                      0.5000

LOAN                     21327945
LAST_NAME                YOUNG
ADDRESS                  352 NEWQUIST ROAD
CITY                     WASHOUGAL
STATE                    WA
ZIP                      986710000
 MORT                     $        23,000.00
 BAL                      $        23,000.00
 RATE                     11.0000
 PAI                      $   261.42
 CLTV                     77.612
MATURITY                 110806
FEE                      0.5000

LOAN                     21328430
LAST_NAME                HUGHES
ADDRESS                  813 PARKFIELD TERRACE
CITY                     MANCHESTER
STATE                    MO
ZIP                      630210000
 MORT                     $        59,000.00
 BAL                      $        58,883.35
 RATE                       8.9000
 PAI                      $   470.49
 CLTV                     57.843
MATURITY                 110529
FEE                      0.5000

LOAN                     21328745
LAST_NAME                LOVELL
ADDRESS                  5209 WILDWEST DRIVE
CITY                     ARLINGTON
STATE                    TX
ZIP                      760170000
 MORT                     $        27,500.00
 BAL                      $        27,289.96
 RATE                       9.5000
 PAI                      $   287.17
 CLTV                     52.380
MATURITY                 110501
FEE                      0.5000

LOAN                     21328919
LAST_NAME                TACCONE
ADDRESS                  665 MAPLE STREET
CITY                     ROCHESTER
STATE                    NY
ZIP                      146110000
 MORT                     $        21,434.00
 BAL                      $        21,377.86
 RATE                       9.1000
 PAI                      $   218.68
 CLTV                     53.585
MATURITY                 110708
FEE                      0.5000

LOAN                     21329180
LAST_NAME                VILLANES
ADDRESS                  2919 OCOTILLO CANYON DRIV
CITY                     CARLSBAD
STATE                    NM
ZIP                      882200000
 MORT                     $        73,600.00
 BAL                      $        73,388.40
 RATE                       9.3500
 PAI                      $   678.86
 CLTV                     80.000
MATURITY                 160604
FEE                      0.5000

LOAN                     21329669
LAST_NAME                WHITE
ADDRESS                  4064 ELY AVENUE
CITY                     BRONX
STATE                    NY
ZIP                      104660000
 MORT                     $      136,000.00
 BAL                      $      135,660.20
 RATE                       9.5000
 PAI                      $1,143.57
 CLTV                     80.000
MATURITY                 110308
FEE                      0.5000

LOAN                     21329693
LAST_NAME                LUCIDO
ADDRESS                  32 LOCUST LANE
CITY                     HUNTINGTON
STATE                    NY
ZIP                      117430000
 MORT                     $      400,000.00
 BAL                      $      399,020.39
 RATE                       8.5000
 PAI                      $3,075.66
 CLTV                     67.796
MATURITY                 260325
FEE                      0.5000

LOAN                     21329859
LAST_NAME                JONES
ADDRESS                  1033 E MT. PLEASANT AVENU
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191500000
 MORT                     $        99,200.00
 BAL                      $        99,093.45
 RATE                       9.1000
 PAI                      $   805.34
 CLTV                     80.000
MATURITY                 260624
FEE                      0.5000

LOAN                     21329891
LAST_NAME                BEDARD
ADDRESS                  16 PINE RIDGE DRIVE
CITY                     PLATTSBURGH
STATE                    NY
ZIP                      129620000
 MORT                     $      100,000.00
 BAL                      $        99,873.73
 RATE                       9.4500
 PAI                      $   837.21
 CLTV                     60.606
MATURITY                 110619
FEE                      0.5000

LOAN                     21330337
LAST_NAME                LAMMERS
ADDRESS                  3145 SYLMAR AVENUE
CITY                     CLOVIS
STATE                    CA
ZIP                      936120000
 MORT                     $        72,000.00
 BAL                      $        71,804.59
 RATE                       9.8000
 PAI                      $   685.31
 CLTV                     80.000
MATURITY                 160603
FEE                      0.5000

LOAN                     21330410
LAST_NAME                HAMLETT
ADDRESS                  107 GOLEY STREET
CITY                     DURHAM
STATE                    NC
ZIP                      277010000
 MORT                     $        39,200.00
 BAL                      $        39,164.03
 RATE                       9.8500
 PAI                      $   339.68
 CLTV                     70.000
MATURITY                 110617
FEE                      0.5000

LOAN                     21330485
LAST_NAME                MCABEE
ADDRESS                  96065 NORATON ROAD
CITY                     JUNCTION CI
STATE                    OR
ZIP                      974480000
 MORT                     $        78,000.00
 BAL                      $        77,667.93
 RATE                       9.1000
 PAI                      $   706.82
 CLTV                     78.000
MATURITY                 160529
FEE                      0.5000

LOAN                     21330535
LAST_NAME                GARNETT
ADDRESS                  807 STOCKELL STREET
CITY                     NASHVILLE
TATE                     TN
ZIP                      372070000
 MORT                     $        33,600.00
 BAL                      $        33,517.43
 RATE                       9.8000
 PAI                      $   356.97
 CLTV                     78.139
MATURITY                 110710
FEE                      0.5000

LOAN                     21330709
LAST_NAME                SHAMBLIN III
ADDRESS                  238 PERRY STREET
CITY                     MILL VALLEY
STATE                    CA
ZIP                      949410000
 MORT                     $      376,000.00
 BAL                      $      375,488.59
 RATE                       7.9500
 PAI                      $2,745.87
 CLTV                     80.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21331244
LAST_NAME                LEE
ADDRESS                  26260 WOODVILLA PLACE
CITY                     CITY OF SOU
STATE                    MI
ZIP                      480760000
 MORT                     $      114,400.00
 BAL                      $      113,776.55
 RATE                       8.7000
 PAI                      $1,140.00
 CLTV                     80.000
MATURITY                 110529
FEE                      0.5000

LOAN                     21331723
LAST_NAME                WHEATON
ADDRESS                  579 EAST SHERMAN AVENUE
CITY                     SALT LAKE C
STATE                    UT
ZIP                      841050000
 MORT                     $        97,600.00
 BAL                      $        97,547.24
 RATE                       9.0500
 PAI                      $   788.83
 CLTV                     80.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21332200
LAST_NAME                WILSON
ADDRESS                  4867 W ST. PAUL
CITY                     CHICAGO
STATE                    IL
ZIP                      606390000
 MORT                     $        92,000.00
 BAL                      $        91,709.16
 RATE                       8.6000
 PAI                      $   804.23
 CLTV                     80.000
MATURITY                 160528
FEE                      0.5000

LOAN                     21332267
LAST_NAME                TOMASINE
ADDRESS                  5131 SWEETHOME ROAD
CITY                     NIAGARA
STATE                    NY
ZIP                      143050000
 MORT                     $        91,500.00
 BAL                      $        91,409.62
 RATE                       9.5000
 PAI                      $   769.39
 CLTV                     70.384
MATURITY                 260617
FEE                      0.5000

LOAN                     21332341
LAST_NAME                MENO
ADDRESS                  413 HOLLAND AVENUE
CITY                     PORT HURON
STATE                    MI
ZIP                      480600000
 MORT                     $        66,850.00
 BAL                      $        66,500.09
 RATE                       9.1500
 PAI                      $   684.02
 CLTV                     70.000
MATURITY                 110606
FEE                      0.5000

LOAN                     21332366
LAST_NAME                ANDERSON
ADDRESS                  903 3RD STREET
CITY                     HUDSON
STATE                    WI
ZIP                      540160000
 MORT                     $      146,000.00
 BAL                      $      145,914.24
 RATE                       8.6500
 PAI                      $1,138.18
 CLTV                     75.844
MATURITY                 110719
FEE                      0.5000

LOAN                     21332390
LAST_NAME                NICHOLS
ADDRESS                  9393 BURLINGHAM ROAD
CITY                     HOLLAND
STATE                    NY
ZIP                      140800000
 MORT                     $        79,200.00
 BAL                      $        79,114.94
 RATE                       9.1000
 PAI                      $   642.97
 CLTV                     80.000
MATURITY                 110604
FEE                      0.5000

LOAN                     21332408
LAST_NAME                SOKOL
ADDRESS                  1 S 275 DILLON LANE
CITY                     VILLA PARK
STATE                    IL
ZIP                      601810000
 MORT                     $        39,200.00
 BAL                      $        38,922.88
 RATE                     10.3500
 PAI                      $   429.68
 CLTV                     70.000
MATURITY                 110513
FEE                      0.5000

LOAN                     21332432
LAST_NAME                CIOCCA
ADDRESS                  52 HULL RD.
CITY                     SEYMOUR
STATE                    CT
ZIP                      064830000
 MORT                     $        28,000.00
 BAL                      $        26,847.90
 RATE                     11.5000
 PAI                      $   327.10
 CLTV                     72.926
MATURITY                 110408
FEE                      0.5000

LOAN                     21332481
LAST_NAME                WILLIAMS
ADDRESS                  RT 26 PO BOX 40
CITY                     AVA
STATE                    NY
ZIP                      133030000
 MORT                     $        39,000.00
 BAL                      $        38,786.46
 RATE                       9.6000
 PAI                      $   366.09
 CLTV                     79.591
MATURITY                 160601
FEE                      0.5000

LOAN                     21332697
LAST_NAME                WASHBURN
ADDRESS                  7240 CLAUDIA DRIVE
CITY                     COLUMBIA
STATE                    SC
ZIP                      292230000
 MORT                     $        56,000.00
 BAL                      $        55,799.42
 RATE                       8.7000
 PAI                      $   493.10
 CLTV                     72.727
MATURITY                 160610
FEE                      0.5000

LOAN                     21333257
LAST_NAME                MOLA
ADDRESS                  944 EAST WASHINGTON STREE
CITY                     HANSON
STATE                    MA
ZIP                      023410000
 MORT                     $      127,200.00
 BAL                      $      126,787.68
 RATE                       8.4000
 PAI                      $1,095.84
 CLTV                     80.000
MATURITY                 160611
FEE                      0.5000

LOAN                     21333364
LAST_NAME                BRUNO
ADDRESS                  8135 S. CALIFORNIA AVENUE
CITY                     CHICAGO
STATE                    IL
ZIP                      606520000
 MORT                     $      109,200.00
 BAL                      $      108,827.79
 RATE                       8.0000
 PAI                      $   913.40
 CLTV                     77.446
MATURITY                 160601
FEE                      0.5000

LOAN                     21333448
LAST_NAME                PENNINGTON
ADDRESS                  320 LEATHERWOOD ROAD
CITY                     DOVER
STATE                    TN
ZIP                      370580000
 MORT                     $        44,800.00
 BAL                      $        44,503.08
 RATE                     11.0500
 PAI                      $   510.61
 CLTV                     80.000
MATURITY                 110515
FEE                      0.5000

LOAN                     21333539
LAST_NAME                DELL'UOMO
ADDRESS                  1769 AMUSKAI ROAD
CITY                     BALTIMORE
STATE                    MD
ZIP                      212340000
 MORT                     $        47,000.00
 BAL                      $        46,879.12
 RATE                       9.3000
 PAI                      $   485.13
 CLTV                     58.024
MATURITY                 110709
FEE                      0.5000

LOAN                     21333679
LAST_NAME                SECK
ADDRESS                  24 LUCAS DRIVE
CITY                     HAMPTON
STATE                    VA
ZIP                      236690000
 MORT                     $        38,150.00
 BAL                      $        37,975.15
 RATE                       8.9000
 PAI                      $   340.80
 CLTV                     70.000
MATURITY                 160503
FEE                      0.5000

LOAN                     21333935
LAST_NAME                THERKILSEN
ADDRESS                  19604 COUNTRY CIRCLE EAST
CITY                     CORCORAN
STATE                    MN
ZIP                      553740000
 MORT                     $        90,000.00
 BAL                      $        89,539.44
 RATE                       9.4000
 PAI                      $   934.38
 CLTV                     73.770
MATURITY                 110529
FEE                      0.5000

LOAN                     21333950
LAST_NAME                SMITH
ADDRESS                  4803 SPOTTSWOOD DRIVE
CITY                     ORLANDO
STATE                    FL
ZIP                      328120000
 MORT                     $        51,000.00
 BAL                      $        50,867.66
 RATE                     10.1500
 PAI                      $   497.25
 CLTV                     73.913
MATURITY                 160605
FEE                      0.5000

LOAN                     21334016
LAST_NAME                HARRISON
ADDRESS                  722 SOUTH 700 WEST
CITY                     BRIGHAM CIT
STATE                    UT
ZIP                      843020000
 MORT                     $      132,000.00
 BAL                      $      131,925.59
 RATE                       8.8500
 PAI                      $1,047.89
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21334446
LAST_NAME                SILVERS
ADDRESS                  9817 WITHERS ROAD
CITY                     CHARLOTTE
STATE                    NC
ZIP                      282780000
 MORT                     $        87,000.00
 BAL                      $        86,491.33
 RATE                     10.3000
 PAI                      $   856.94
 CLTV                     77.994
MATURITY                 160607
FEE                      0.5000

LOAN                     21334651
LAST_NAME                EASTER
ADDRESS                  948 EAST 216TH STREET
CITY                     BRONX
STATE                    NY
ZIP                      104690000
 MORT                     $      140,000.00
 BAL                      $      139,424.05
 RATE                       9.7500
 PAI                      $1,327.93
 CLTV                     71.065
MATURITY                 160517
FEE                      0.5000

LOAN                     21334909
LAST_NAME                MEEKS
ADDRESS                  3 GATLING COURT
CITY                     PORTSMOUTH
STATE                    VA
ZIP                      237010000
 MORT                     $        44,000.00
 BAL                      $        43,890.94
 RATE                     10.5000
 PAI                      $   439.29
 CLTV                     70.967
MATURITY                 160524
FEE                      0.5000

LOAN                     21334958
LAST_NAME                SMITH
ADDRESS                  39966 POTRERO DRIVE
CITY                     NEWARK
STATE                    CA
ZIP                      945600000
 MORT                     $      186,400.00
 BAL                      $      186,073.01
 RATE                       8.5000
 PAI                      $1,433.26
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21335336
LAST_NAME                WHEELER
ADDRESS                  39 HILL STREET
CITY                     BUFFALO
STATE                    NY
ZIP                      142140000
 MORT                     $        21,700.00
 BAL                      $        21,678.33
 RATE                       9.4500
 PAI                      $   181.68
 CLTV                     70.000
MATURITY                 110605
FEE                      0.5000

LOAN                     21335633
LAST_NAME                REYNOLDS
ADDRESS                  290 MOTT STREET
CITY                     FALL RIVER
STATE                    MA
ZIP                      027210000
 MORT                     $      108,000.00
 BAL                      $      107,201.91
 RATE                       7.3900
 PAI                      $   862.80
 CLTV                     79.411
MATURITY                 160401
FEE                      0.5000

LOAN                     21335740
LAST_NAME                ROBINSON
ADDRESS                  3383 WATKINS ROAD
CITY                     COLUMBUS
STATE                    OH
ZIP                      432070000
 MORT                     $        85,000.00
 BAL                      $        84,956.84
 RATE                       9.3500
 PAI                      $   705.45
 CLTV                     64.638
MATURITY                 110703
FEE                      0.5000

LOAN                     21335930
LAST_NAME                HARRIS
ADDRESS                  1040 44TH STREET
CITY                     BIRMINGHAM
STATE                    AL
ZIP                      352080000
 MORT                     $        16,500.00
 BAL                      $        16,342.31
 RATE                     10.4500
 PAI                      $   222.19
 CLTV                     71.585
MATURITY                 60603
FEE                      0.5000


LOAN                     21336292
LAST_NAME                HUTCHINS
ADDRESS                  1107 WATERFORD DRIVE
CITY                     FORESTVILLE
STATE                    MD
ZIP                      207470000
 MORT                     $      113,000.00
 BAL                      $      112,475.54
 RATE                       8.8000
 PAI                      $1,002.21
 CLTV                     75.838
MATURITY                 160513
FEE                      0.5000

LOAN                     21336631
LAST_NAME                LITTLE
ADDRESS                  334 NORTH BROOKSVALE ROAD
CITY                     CHESHIRE
STATE                    CT
ZIP                      064100000
 MORT                     $        75,000.00
 BAL                      $        74,791.64
 RATE                       8.9900
 PAI                      $   602.93
 CLTV                     50.000
MATURITY                 110327
FEE                      0.5000

LOAN                     21336797
LAST_NAME                O'CONNOR
ADDRESS                  13300 GEORGIA AVENUE
CITY                     SILVER SPRI
STATE                    MD
ZIP                      209060000
 MORT                     $      122,400.00
 BAL                      $      121,413.52
 RATE                       8.9000
 PAI                      $1,234.20
 CLTV                     77.468
MATURITY                 110501
FEE                      0.5000

LOAN                     21337217
LAST_NAME                HAMBY
ADDRESS                  156 E MAIN STREET
CITY                     RICHMOND
STATE                    UT
ZIP                      843330000
 MORT                     $        76,800.00
 BAL                      $        76,499.29
 RATE                       9.2500
 PAI                      $   631.82
 CLTV                     80.000
MATURITY                 260520
FEE                      0.5000

LOAN                     21337381
LAST_NAME                CARTER
ADDRESS                  948 NW FAIRBURN ROAD
CITY                     ATLANTA
STATE                    GA
ZIP                      303310000
 MORT                     $        20,000.00
 BAL                      $        19,891.01
 RATE                       8.7000
 PAI                      $   199.30
 CLTV                     39.215
MATURITY                 110626
FEE                      0.5000

LOAN                     21337563
LAST_NAME                SULLIVAN
ADDRESS                  1300 RIVER BEND ROAD
CITY                     MYRTLE BEAC
STATE                    SC
ZIP                      295770000
 MORT                     $          5,800.00
 BAL                      $          5,772.40
 RATE                     10.4500
 PAI                      $     78.11
 CLTV                     51.912
MATURITY                 60621
FEE                      0.5000

LOAN                     21337720
LAST_NAME                BENNETT
ADDRESS                  7034 EAST MAIN STREET
CITY                     KALAMAZOO
STATE                    MI
ZIP                      490010000
 MORT                     $        76,800.00
 BAL                      $        76,486.45
 RATE                       9.9500
 PAI                      $   738.60
 CLTV                     80.000
MATURITY                 160617
FEE                      0.5000

LOAN                     21337928
LAST_NAME                MANNING
ADDRESS                  112-114 READ STREET
CITY                     NEW HAVEN
STATE                    CT
ZIP                      065110000
 MORT                     $        50,000.00
 BAL                      $        49,351.33
 RATE                       9.3750
 PAI                      $   518.35
 CLTV                     56.179
MATURITY                 110329
FEE                      0.5000

LOAN                     21337944
LAST_NAME                REEVES
ADDRESS                  11980 SW CARMEN STREET
CITY                     TIGARD
STATE                    OR
ZIP                      972230000
 MORT                     $        32,000.00
 BAL                      $        31,967.21
 RATE                     11.9000
 PAI                      $   350.12
 CLTV                     54.191
MATURITY                 160712
FEE                      0.5000

LOAN                     21338256
LAST_NAME                BLUNT
ADDRESS                  8337 SOUTH MANISTEE AVENU
CITY                     CHICAGO
STATE                    IL
ZIP                      606170000
 MORT                     $        80,000.00
 BAL                      $        79,923.44
 RATE                       9.6500
 PAI                      $   681.46
 CLTV                     80.000
MATURITY                 260605
FEE                      0.5000

LOAN                     21338298
LAST_NAME                WALKER
ADDRESS                  430 WILLOW STREET
CITY                     STOCKBRIDGE
STATE                    MI
ZIP                      492850000
 MORT                     $      130,400.00
 BAL                      $      129,990.35
 RATE                       8.6500
 PAI                      $1,144.06
 CLTV                     80.000
MATURITY                 160530
FEE                      0.5000

LOAN                     21338686
LAST_NAME                ALLEN
ADDRESS                  801 HERITAGE CIRCLE
CITY                     DALTON
STATE                    GA
ZIP                      307210000
 MORT                     $        16,000.00
 BAL                      $        15,773.60
 RATE                     11.6500
 PAI                      $   226.33
 CLTV                     51.403
MATURITY                 60605
FEE                      0.5000

LOAN                     21338850
LAST_NAME                FREITAS
ADDRESS                  1180 GREENBRIAR COVE
CITY                     GREENSBORO
STATE                    GA
ZIP                      306420000
 MORT                     $      144,000.00
 BAL                      $      143,114.10
 RATE                       8.9000
 PAI                      $1,286.36
 CLTV                     80.000
MATURITY                 160508
FEE                      0.5000

LOAN                     21339007
LAST_NAME                OLSEN
ADDRESS                  927 SOUTH 1ST STREET
CITY                     DEKALB
STATE                    IL
ZIP                      601150000
 MORT                     $        97,200.00
 BAL                      $        97,123.24
 RATE                     10.5500
 PAI                      $   892.77
 CLTV                     75.937
MATURITY                 110703
FEE                      0.5000


LOAN                     21339015
LAST_NAME                CALLAHAN
ADDRESS                  464 NORTH 16TH STREET
CITY                     SPRINGFIELD
STATE                    OR
ZIP                      974010000
 MORT                     $        18,000.00
 BAL                      $        17,827.99
 RATE                     10.4500
 PAI                      $   242.38
 CLTV                     71.016
MATURITY                 60625
FEE                      0.5000

LOAN                     21339197
LAST_NAME                HOFFLER
ADDRESS                  4700 PICKLE BARN COURT
CITY                     VIRGINIA BE
STATE                    VA
ZIP                      234550000
 MORT                     $      158,560.00
 BAL                      $      158,124.11
 RATE                       9.7000
 PAI                      $1,498.76
 CLTV                     80.000
MATURITY                 160530
FEE                      0.5000

LOAN                     21339395
LAST_NAME                GRIFFIN-CHRI
ADDRESS                  508 LEIGH RD
CITY                     YORKTOWN
STATE                    VA
ZIP                      236900000
 MORT                     $        50,400.00
 BAL                      $        50,251.44
 RATE                       9.7000
 PAI                      $   476.40
 CLTV                     80.000
MATURITY                 160601
FEE                      0.5000

LOAN                     21339502
LAST_NAME                LAMKE
ADDRESS                  1932 JO JEAN DRIVE
CITY                     CRIDERSVILL
STATE                    OH
ZIP                      458060000
 MORT                     $        33,000.00
 BAL                      $        32,956.77
 RATE                       8.6000
 PAI                      $   256.09
 CLTV                     63.461
MATURITY                 110530
FEE                      0.5000

LOAN                     21340245
LAST_NAME                PERRY
ADDRESS                  56-58 DUNCAN AVENUE
CITY                     PROVIDENCE
STATE                    RI
ZIP                      029060000
 MORT                     $        81,500.00
 BAL                      $        81,233.72
 RATE                       9.3000
 PAI                      $   673.44
 CLTV                     77.619
MATURITY                 260304
FEE                      0.5000

LOAN                     21340955
LAST_NAME                ROSE
ADDRESS                  10800 SW 170 TERRACE
CITY                     MIAMI
STATE                    FL
ZIP                      331570000
 MORT                     $        63,400.00
 BAL                      $        63,333.30
 RATE                       9.2000
 PAI                      $   519.29
 CLTV                     68.172
MATURITY                 110628
FEE                      0.5000

LOAN                     21341037
LAST_NAME                CANORA
ADDRESS                  51 CRAIG DRIVE
CITY                     TOWNSHIP OF
STATE                    NJ
ZIP                      080960000
 MORT                     $        64,400.00
 BAL                      $        64,083.64
 RATE                       9.8500
 PAI                      $   686.15
 CLTV                     70.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21341045
LAST_NAME                NORRIS
ADDRESS                  MONTIETH GAP ROAD
CITY                     CULLOWHEE
STATE                    NC
ZIP                      287230000
 MORT                     $        56,400.00
 BAL                      $        56,207.71
 RATE                       8.6000
 PAI                      $   493.03
 CLTV                     80.000
MATURITY                 160611
FEE                      0.5000

LOAN                     21341136
LAST_NAME                BRUNELL
ADDRESS                  9 WAYNE STREET
CITY                     WORCESTER
STATE                    MA
ZIP                      016030000
 MORT                     $        20,000.00
 BAL                      $        19,919.56
 RATE                     13.2000
 PAI                      $   255.69
 CLTV                     57.485
MATURITY                 110610
FEE                      0.5000

LOAN                     21341748
LAST_NAME                STITH
ADDRESS                  8009 NW 127TH PLACE
CITY                     OKLAHOMA CI
STATE                    OK
ZIP                      731420000
 MORT                     $      152,000.00
 BAL                      $      151,560.20
 RATE                       9.3000
 PAI                      $1,397.05
 CLTV                     80.000
MATURITY                 160601
FEE                      0.5000

LOAN                     21342308
LAST_NAME                CAPORUSCIO
ADDRESS                  15569 QUAIL RIDGE DRIVE
CITY                     AMISSVILLE
STATE                    VA
ZIP                      220020000
 MORT                     $        12,122.00
 BAL                      $        12,066.91
 RATE                     10.7000
 PAI                      $   135.51
 CLTV                     80.000
MATURITY                 110529
FEE                      0.5000

LOAN                     21342555
LAST_NAME                LUFF
ADDRESS                  59120 TOPPPING COURT
CITY                     NEW HUDSON
STATE                    MI
ZIP                      481650000
 MORT                     $        90,000.00
 BAL                      $        89,936.21
 RATE                     11.0500
 PAI                      $   860.50
 CLTV                     58.064
MATURITY                 110522
FEE                      0.5000

LOAN                     21342597
LAST_NAME                DAVIS
ADDRESS                  3106 MEADOWSIDE LANE
CITY                     NASHVILLE
STATE                    TN
ZIP                      372070000
 MORT                     $        10,000.00
 BAL                      $          9,956.00
 RATE                     11.0500
 PAI                      $   113.98
 CLTV                     37.915
MATURITY                 110604
FEE                      0.5000

LOAN                     21342720
LAST_NAME                SANGKHARATAN
ADDRESS                  336 PINEHURST AVENUE
CITY                     PLACENTIA
STATE                    CA
ZIP                      926700000
 MORT                     $      130,000.00
 BAL                      $      128,714.55
 RATE                       9.8500
 PAI                      $1,707.18
 CLTV                     61.032
MATURITY                 60607
FEE                      0.5000

LOAN                     21342910
LAST_NAME                WHITE
ADDRESS                  3012 CAMPBELL STREET
CITY                     KANSAS CITY
STATE                    MO
ZIP                      641090000
 MORT                     $        38,000.00
 BAL                      $        37,792.91
 RATE                       8.7000
 PAI                      $   378.67
 CLTV                     79.166
MATURITY                 110605
FEE                      0.5000

LOAN                     21342936
LAST_NAME                PURKISS III
ADDRESS                  14 NORTH 3167 EAST
CITY                     IDAHO FALLS
STATE                    ID
ZIP                      834020000
 MORT                     $        76,000.00
 BAL                      $        75,821.11
 RATE                       9.0500
 PAI                      $   614.25
 CLTV                     77.551
MATURITY                 110708
FEE                      0.5000

LOAN                     21343017
LAST_NAME                DYKES
ADDRESS                  1532 FELLOWS STREET
CITY                     MCMINNVILLE
STATE                    OR
ZIP                      971280000
 MORT                     $      120,000.00
 BAL                      $      119,871.11
 RATE                       9.1000
 PAI                      $   974.20
 CLTV                     80.000
MATURITY                 110610
FEE                      0.5000

LOAN                     21343082
LAST_NAME                GROVE
ADDRESS                  47 RED BARN ROAD
CITY                     PORT DEPOSI
STATE                    MD
ZIP                      219040000
 MORT                     $        56,000.00
 BAL                      $        56,000.00
 RATE                       9.1500
 PAI                      $   573.00
 CLTV                     80.000
MATURITY                 110814
FEE                      0.5000

LOAN                     21343413
LAST_NAME                RIVERA
ADDRESS                  5617 N 3RD STREET
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191200000
 MORT                     $        25,000.00
 BAL                      $        24,665.00
 RATE                       9.2500
 PAI                      $   257.30
 CLTV                     79.483
MATURITY                 110330
FEE                      0.5000

LOAN                     21343579
LAST_NAME                LAPIERRE
ADDRESS                  46 WINDSOR COURT
CITY                     PAWTUCKET
STATE                    RI
ZIP                      028610000
 MORT                     $          3,945.00
 BAL                      $          3,930.90
 RATE                     13.2500
 PAI                      $     50.57
 CLTV                     69.999
MATURITY                 110626
FEE                      0.5000

LOAN                     21343652
LAST_NAME                MCLEAN
ADDRESS                  7069 PAW PAW AVENUE
CITY                     COLOMA
STATE                    MI
ZIP                      490380000
 MORT                     $        40,800.00
 BAL                      $        40,425.41
 RATE                       8.6500
 PAI                      $   318.07
 CLTV                     80.000
MATURITY                 110528
FEE                      0.5000

LOAN                     21343926
LAST_NAME                CHAMPION
ADDRESS                  23404 S RIDGE RD
CITY                     BEAVERCREEK
STATE                    OR
ZIP                      970040000
 MORT                     $        40,500.00
 BAL                      $        40,449.31
 RATE                     10.3500
 PAI                      $   365.94
 CLTV                     56.530
MATURITY                 260624
FEE                      0.5000

LOAN                     21344866
LAST_NAME                FUENTES
ADDRESS                  2212 SEEWARD AVENUE
CITY                     BRONX
STATE                    NY
ZIP                      104730000
 MORT                     $      140,250.00
 BAL                      $      139,916.89
 RATE                       8.6500
 PAI                      $1,093.35
 CLTV                     85.000
MATURITY                 110401
FEE                      0.5000

LOAN                     21344924
LAST_NAME                FORSYTH III
ADDRESS                  3914 GLENN RD
CITY                     DURHAM
STATE                    NC
ZIP                      277040000
 MORT                     $        63,200.00
 BAL                      $        63,140.16
 RATE                       9.7000
 PAI                      $   540.67
 CLTV                     80.000
MATURITY                 260607
FEE                      0.5000

LOAN                     21345319
LAST_NAME                MARTIN
ADDRESS                  2 MANNING STREET
CITY                     GREENVILLE
STATE                    SC
ZIP                      296020000
 MORT                     $        24,000.00
 BAL                      $        24,000.00
 RATE                     10.7000
 PAI                      $   268.28
 CLTV                     61.187
MATURITY                 110712
FEE                      0.5000

LOAN                     21345632
LAST_NAME                CZERWINSKI
ADDRESS                  76066 HIPP ROAD
CITY                     ROMEO
STATE                    MI
ZIP                      480650000
 MORT                     $        70,000.00
 BAL                      $        69,612.84
 RATE                       9.9500
 PAI                      $   673.20
 CLTV                     70.000
MATURITY                 160612
FEE                      0.5000

LOAN                     21346051
LAST_NAME                STEVENSON
ADDRESS                  3 W WAINWRIGHT DRIVE
CITY                     POQUOSON
STATE                    VA
ZIP                      236620000
 MORT                     $        74,000.00
 BAL                      $        73,777.57
 RATE                       9.0000
 PAI                      $   665.80
 CLTV                     78.723
MATURITY                 160628
FEE                      0.5000

LOAN                     21346119
LAST_NAME                CLEMO
ADDRESS                  240 LONG POND ROAD
CITY                     GREAT BARRI
STATE                    MA
ZIP                      012300000
 MORT                     $        15,000.00
 BAL                      $        14,928.62
 RATE                     10.2000
 PAI                      $   163.04
 CLTV                     15.789
MATURITY                 110604
FEE                      0.5000

LOAN                     21346168
LAST_NAME                HALL
ADDRESS                  15 WESTVIEW DRIVE
CITY                     BROOKLYN
STATE                    CT
ZIP                      062390000
 MORT                     $      132,000.00
 BAL                      $      131,799.51
 RATE                       9.4000
 PAI                      $1,100.31
 CLTV                     80.000
MATURITY                 110522
FEE                      0.5000

LOAN                     21346309
LAST_NAME                NELSON
ADDRESS                  402 VIRGINIA AVENUE
CITY                     RIDLEY TOWN
STATE                    PA
ZIP                      190330000
 MORT                     $        25,250.00
 BAL                      $        25,135.27
 RATE                     10.7000
 PAI                      $   282.26
 CLTV                     79.995
MATURITY                 110607
FEE                      0.5000

LOAN                     21346440
LAST_NAME                HOLMES
ADDRESS                  103 LEAFWOOD DRIVE
CITY                     TAYLORS
STATE                    SC
ZIP                      296870000
 MORT                     $        54,000.00
 BAL                      $        53,196.89
 RATE                       9.8750
 PAI                      $   709.89
 CLTV                     75.000
MATURITY                 60603
FEE                      0.5000

LOAN                     21346762
LAST_NAME                PEQUIGNOT
ADDRESS                  124 EAST MAIN STREET
CITY                     TREMONT CIT
STATE                    OH
ZIP                      453720000
 MORT                     $        52,000.00
 BAL                      $        51,907.69
 RATE                       8.6500
 PAI                      $   405.38
 CLTV                     80.000
MATURITY                 110529
FEE                      0.5000

LOAN                     21347174
LAST_NAME                ROERINK
ADDRESS                  777 HEIGHTS
CITY                     LAKE ORION
STATE                    MI
ZIP                      483620000
 MORT                     $        37,500.00
 BAL                      $        37,411.48
 RATE                     10.6500
 PAI                      $   347.24
 CLTV                     54.347
MATURITY                 110213
FEE                      0.5000

LOAN                     21347752
LAST_NAME                BURNUP
ADDRESS                  17500 BROAD STREET
CITY                     KILLARNEY
STATE                    FL
ZIP                      347400000
 MORT                     $        63,000.00
 BAL                      $        62,667.27
 RATE                       9.0500
 PAI                      $   640.87
 CLTV                     67.021
MATURITY                 110614
FEE                      0.5000

LOAN                     21348099
LAST_NAME                DE PIETRO
ADDRESS                  34 FORDHAM AVENUE
CITY                     HICKSVILLE
STATE                    NY
ZIP                      118010000
 MORT                     $        36,400.00
 BAL                      $        36,224.41
 RATE                     10.0500
 PAI                      $   392.28
 CLTV                     20.564
MATURITY                 110618
FEE                      0.5000

LOAN                     21348958
LAST_NAME                PESCE
ADDRESS                  33 TOM LEE DRIVE
CITY                     NORTH SMITH
STATE                    RI
ZIP                      028960000
 MORT                     $      139,000.00
 BAL                      $      138,592.68
 RATE                       9.2000
 PAI                      $1,268.56
 CLTV                     79.428
MATURITY                 160501
FEE                      0.5000

LOAN                     21348974
LAST_NAME                FODE
ADDRESS                  9468 BRENTWOOD STREET
CITY                     WESTMINSTER
STATE                    CO
ZIP                      800210000
 MORT                     $        83,800.00
 BAL                      $        83,719.37
 RATE                       9.6250
 PAI                      $   703.11
 CLTV                     74.821
MATURITY                 110601
FEE                      0.5000

LOAN                     21349063
LAST_NAME                ALVILLAR
ADDRESS                  4204 SOUTH 3720 WEST
CITY                     WEST VALLEY
STATE                    UT
ZIP                      841200000
 MORT                     $        90,000.00
 BAL                      $        89,956.65
 RATE                       9.6000
 PAI                      $   763.35
 CLTV                     75.000
MATURITY                 110719
FEE                      0.5000

LOAN                     21349089
LAST_NAME                GILLIAM
ADDRESS                  2647 CEDAR RD
CITY                     CHESAPEAKE
STATE                    VA
ZIP                      233230000
 MORT                     $        60,000.00
 BAL                      $        59,918.00
 RATE                       9.9000
 PAI                      $   522.12
 CLTV                     68.181
MATURITY                 110514
FEE                      0.5000

LOAN                     21349212
LAST_NAME                KNICHEL
ADDRESS                  424 SHEPLEY
CITY                     ST. LOUIS
STATE                    MO
ZIP                      631370000
 MORT                     $        35,600.00
 BAL                      $        35,407.35
 RATE                       8.9000
 PAI                      $   358.97
 CLTV                     80.000
MATURITY                 110617
FEE                      0.5000

LOAN                     21349949
LAST_NAME                ARMIENTI
ADDRESS                  154 MANHASSET WOODS ROAD
CITY                     MANHASSET
STATE                    NY
ZIP                      110300000
 MORT                     $      250,000.00
 BAL                      $      246,877.61
 RATE                       9.8000
 PAI                      $2,656.01
 CLTV                     43.859
MATURITY                 110422
FEE                      0.5000

LOAN                     21350244
LAST_NAME                ROSSI
ADDRESS                  121 SELMA STREET
CITY                     CRANSTON
STATE                    RI
ZIP                      029200000
 MORT                     $        80,000.00
 BAL                      $        79,642.48
 RATE                       9.1000
 PAI                      $   724.94
 CLTV                     61.538
MATURITY                 160528
FEE                      0.5000

LOAN                     21350327
LAST_NAME                HOWELL
ADDRESS                   1140-42 MULBERRY ST
CITY                     ROCKFORD
STATE                    IL
ZIP                      611010000
 MORT                     $        28,700.00
 BAL                      $        28,579.64
 RATE                       9.6000
 PAI                      $   269.40
 CLTV                     70.000
MATURITY                 160529
FEE                      0.5000

LOAN                     21350541
LAST_NAME                DYER
ADDRESS                  3493 COLUMBUS ROAD NE
CITY                     CANTON
STATE                    OH
ZIP                      447050000
 MORT                     $        96,800.00
 BAL                      $        94,052.40
 RATE                       8.9000
 PAI                      $   864.72
 CLTV                     80.000
MATURITY                 160529
FEE                      0.5000

LOAN                     21350921
LAST_NAME                PRATT
ADDRESS                  1116 EMERY STREET
CITY                     KOKOMO
STATE                    IN
ZIP                      469020000
 MORT                     $        41,600.00
 BAL                      $        41,392.82
 RATE                       9.7000
 PAI                      $   439.44
 CLTV                     80.000
MATURITY                 110603
FEE                      0.5000

LOAN                     21350970
LAST_NAME                BOOSKA
ADDRESS                  35 PRIM ROAD
CITY                     COLCHESTER
STATE                    VT
ZIP                      054460000
 MORT                     $        21,500.00
 BAL                      $        21,090.41
 RATE                       8.2000
 PAI                      $   182.52
 CLTV                     30.714
MATURITY                 160601
FEE                      0.5000

LOAN                     21350996
LAST_NAME                WHITE
ADDRESS                  11643 S EGGLESTON AVENUE
CITY                     CHICAGO
STATE                    IL
ZIP                      606280000
 MORT                     $        64,000.00
 BAL                      $        63,905.88
 RATE                       9.2000
 PAI                      $   524.20
 CLTV                     80.000
MATURITY                 110604
FEE                      0.5000

LOAN                     21351135
LAST_NAME                BYARS
ADDRESS                  209 CHERRY DRIVE
CITY                     PRATTVILLE
STATE                    AL
ZIP                      360670000
 MORT                     $        23,680.00
 BAL                      $        23,583.82
 RATE                     11.9000
 PAI                      $   282.68
 CLTV                     79.969
MATURITY                 110612
FEE                      0.5000

LOAN                     21351309
LAST_NAME                LEARY
ADDRESS                  12 DOWNING DRIVE
CITY                     WHITE PLAIN
STATE                    NY
ZIP                      106070000
 MORT                     $      110,000.00
 BAL                      $      109,268.42
 RATE                       8.2500
 PAI                      $   937.28
 CLTV                     59.459
MATURITY                 160404
FEE                      0.5000

LOAN                     21351580
LAST_NAME                RICE
ADDRESS                  334 JEANNETTE AVENUE
CITY                     GOODLETTSVI
STATE                    TN
ZIP                      370720000
 MORT                     $        45,500.00
 BAL                      $        45,358.85
 RATE                       8.7500
 PAI                      $   402.09
 CLTV                     63.636
MATURITY                 160603
FEE                      0.5000

LOAN                     21351648
LAST_NAME                CARR
ADDRESS                  538 KINGS HIGHWAY
CITY                     MICKLETON
STATE                    NJ
ZIP                      080560000
 MORT                     $        50,000.00
 BAL                      $        49,636.91
 RATE                     10.7000
 PAI                      $   558.92
 CLTV                     32.258
MATURITY                 110530
FEE                      0.5000

LOAN                     21352364
LAST_NAME                SELLS
ADDRESS                  709 HOFFMAN BLVD.
CITY                     TAMPA
STATE                    FL
ZIP                      336120000
 MORT                     $        43,950.00
 BAL                      $        43,704.82
 RATE                       9.6500
 PAI                      $   413.99
 CLTV                     64.632
MATURITY                 160429
FEE                      0.5000

LOAN                     21352919
LAST_NAME                RUSSELL
ADDRESS                  431 HOLLY RIDGE ROAD
CITY                     MT JACKSON
STATE                    VA
ZIP                      228100000
 MORT                     $        44,000.00
 BAL                      $        43,936.25
 RATE                       9.6250
 PAI                      $   374.00
 CLTV                     62.857
MATURITY                 260501
FEE                      0.5000

LOAN                     21352976
LAST_NAME                IOANNUCCI
ADDRESS                  332 W. WOODLAWN STREET
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191440000
 MORT                     $        30,000.00
 BAL                      $        29,694.84
 RATE                       9.3500
 PAI                      $   385.74
 CLTV                     66.666
MATURITY                 60610
FEE                      0.5000

LOAN                     21353099
LAST_NAME                STRUMOLO
ADDRESS                  142 WEST ARVERNE AVENUE
CITY                     OCEAN GATE
STATE                    NJ
ZIP                      087400000
 MORT                     $        72,000.00
 BAL                      $        71,935.89
 RATE                       9.9900
 PAI                      $   631.32
 CLTV                     80.000
MATURITY                 260610
FEE                      0.5000

LOAN                     21353248
LAST_NAME                DUNN
ADDRESS                  94 BIG ROCK LANE
CITY                     BAILEY
STATE                    CO
ZIP                      804210000
 MORT                     $      252,000.00
 BAL                      $      251,213.32
 RATE                       8.7000
 PAI                      $2,218.92
 CLTV                     80.000
MATURITY                 160530
FEE                      0.5000

LOAN                     21353271
LAST_NAME                TROUTT
ADDRESS                  332 NORTH DIVISION
CITY                     DUQUOIN
STATE                    IL
ZIP                      628320000
 MORT                     $        38,400.00
 BAL                      $        38,283.11
 RATE                       8.9000
 PAI                      $   343.03
 CLTV                     80.000
MATURITY                 160604
FEE                      0.5000

LOAN                     21353735
LAST_NAME                GIBAT
ADDRESS                  14006 ARMOND DRIVE
CITY                     HUNTSVILLE
STATE                    AL
ZIP                      358030000
 MORT                     $        32,900.00
 BAL                      $        32,024.31
 RATE                       9.0000
 PAI                      $   682.96
 CLTV                     53.064
MATURITY                 10618
FEE                      0.5000

LOAN                     21353776
LAST_NAME                ROGERS
ADDRESS                  9135 DEJONG ROAD
CITY                     SHERIDAN
STATE                    OR
ZIP                      973780000
 MORT                     $        35,000.00
 BAL                      $        34,819.26
 RATE                       9.3000
 PAI                      $   361.27
 CLTV                     43.750
MATURITY                 110617
FEE                      0.5000

LOAN                     21354071
LAST_NAME                CONKLIN
ADDRESS                  31 TEMPLE LANE
CITY                     WILLINGBORO
STATE                    NJ
ZIP                      080460000
 MORT                     $        58,400.00
 BAL                      $        58,088.78
 RATE                       8.9500
 PAI                      $   590.60
 CLTV                     58.400
MATURITY                 110528
FEE                      0.5000

LOAN                     21354204
LAST_NAME                LUCIER
ADDRESS                  4620 IRENE LOOP
CITY                     NEW PORT RI
STATE                    FL
ZIP                      346520000
 MORT                     $        26,000.00
 BAL                      $        25,962.50
 RATE                       9.6500
 PAI                      $   221.48
 CLTV                     65.000
MATURITY                 110503
FEE                      0.5000

LOAN                     21354477
LAST_NAME                ASHIE
ADDRESS                  960 WEST SEVENTH STREET
CITY                     PLAINFIELD
STATE                    NJ
ZIP                      070630000
 MORT                     $      122,000.00
 BAL                      $      121,836.19
 RATE                       9.8500
 PAI                      $1,165.23
 CLTV                     65.240
MATURITY                 160708
FEE                      0.5000

LOAN                     21354535
LAST_NAME                SMITH
ADDRESS                  2431 SUGAR RIDGE ROAD
CITY                     INMAN
STATE                    SC
ZIP                      293490000
 MORT                     $          6,000.00
 BAL                      $          5,917.25
 RATE                     13.4500
 PAI                      $   137.91
 CLTV                     57.315
MATURITY                 10717
FEE                      0.5000

LOAN                     21354683
LAST_NAME                HOUSTON
ADDRESS                  4486 PROVINCETOWN DRIVE
CITY                     COUNTRY CLU
STATE                    IL
ZIP                      604780000
 MORT                     $        50,400.00
 BAL                      $        50,346.98
 RATE                       9.2000
 PAI                      $   412.81
 CLTV                     80.000
MATURITY                 110621
FEE                      0.5000

LOAN                     21354758
LAST_NAME                COLEMAN
ADDRESS                  1620 SE APACHE AVENUE
CITY                     STUART
STATE                    FL
ZIP                      349940000
 MORT                     $        24,600.00
 BAL                      $        24,518.03
 RATE                     10.6000
 PAI                      $   226.87
 CLTV                     79.189
MATURITY                 110617
FEE                      0.5000

LOAN                     21355433
LAST_NAME                BROWN
ADDRESS                  12046 PALISADES DRIVE
CITY                     DUNKIRK
STATE                    MD
ZIP                      207540000
 MORT                     $      440,000.00
 BAL                      $      439,338.66
 RATE                       9.4500
 PAI                      $3,683.72
 CLTV                     81.481
MATURITY                 110529
FEE                      0.5000

LOAN                     21355565
LAST_NAME                BEE
ADDRESS                  493 S 700 WEST
CITY                     OREM
STATE                    UT
ZIP                      840580000
 MORT                     $      258,400.00
 BAL                      $      258,115.89
 RATE                       9.0000
 PAI                      $2,079.15
 CLTV                     77.831
MATURITY                 110601
FEE                      0.5000


LOAN                     21355581
LAST_NAME                MANGIALARDI
ADDRESS                  BOX 94 SPRING CITY ROAD
CITY                     TWP. OF EAS
STATE                    PA
ZIP                      194600000
 MORT                     $        10,000.00
 BAL                      $          9,855.58
 RATE                     10.7000
 PAI                      $   136.06
 CLTV                     66.543
MATURITY                 60607
FEE                      0.5000

LOAN                     21355821
LAST_NAME                HOUSEL
ADDRESS                  461 EAST 5900 SOUTH
CITY                     MURRAY
STATE                    UT
ZIP                      841070000
 MORT                     $        27,400.00
 BAL                      $        27,329.38
 RATE                     10.2000
 PAI                      $   268.06
 CLTV                     79.288
MATURITY                 160611
FEE                      0.5000

LOAN                     21355888
LAST_NAME                JIRON
ADDRESS                  2306 FAIRFIELD ROAD
CITY                     LAYTON
STATE                    UT
ZIP                      840410000
 MORT                     $        32,419.00
 BAL                      $        32,296.36
 RATE                     12.6500
 PAI                      $   402.75
 CLTV                     69.708
MATURITY                 110611
FEE                      0.5000

LOAN                     21355953
LAST_NAME                PLAPPERT
ADDRESS                  325 W. FORREST
CITY                     ATWOOD
STATE                    IL
ZIP                      619130000
 MORT                     $        56,000.00
 BAL                      $        54,963.99
 RATE                       9.2000
 PAI                      $   715.46
 CLTV                     80.000
MATURITY                 60603
FEE                      0.5000

LOAN                     21356357
LAST_NAME                DIBRINO
ADDRESS                  76 BRUSHY PLAIN ROAD
CITY                     BRANFORD
STATE                    CT
ZIP                      064050000
 MORT                     $      132,000.00
 BAL                      $      131,869.63
 RATE                       9.5000
 PAI                      $1,109.93
 CLTV                     78.571
MATURITY                 110528
FEE                      0.5000

LOAN                     21356563
LAST_NAME                MAY
ADDRESS                  513 MAPLEWOOD AVENUE
CITY                     DEKALB
STATE                    IL
ZIP                      601150000
 MORT                     $        40,000.00
 BAL                      $        39,841.34
 RATE                     12.1500
 PAI                      $   483.94
 CLTV                     54.421
MATURITY                 110601
FEE                      0.5000

LOAN                     21356571
LAST_NAME                ARMINTROUT
ADDRESS                  1813 RITA AVENUE
CITY                     ST. CHARLES
STATE                    IL
ZIP                      601740000
 MORT                     $      137,700.00
 BAL                      $      137,523.39
 RATE                     10.2000
 PAI                      $1,228.82
 CLTV                     85.000
MATURITY                 110515
FEE                      0.5000

LOAN                     21356712
LAST_NAME                RANALLO
ADDRESS                  2746 N 76TH COURT
CITY                     ELMWOOD PAR
STATE                    IL
ZIP                      606350000
 MORT                     $      146,000.00
 BAL                      $      145,555.56
 RATE                       8.9000
 PAI                      $1,304.23
 CLTV                     76.842
MATURITY                 160612
FEE                      0.5000

LOAN                     21356746
LAST_NAME                HERRERA
ADDRESS                  8945 NW 33 AVENUE ROAD
CITY                     MIAMI
STATE                    FL
ZIP                      331470000
 MORT                     $        45,000.00
 BAL                      $        44,794.55
 RATE                       8.9500
 PAI                      $   403.44
 CLTV                     66.666
MATURITY                 160529
FEE                      0.5000

LOAN                     21356837
LAST_NAME                ARELLANO
ADDRESS                  38 NORMAN WAY
CITY                     SALINAS
STATE                    CA
ZIP                      939060000
 MORT                     $      120,800.00
 BAL                      $      120,607.33
 RATE                       9.6000
 PAI                      $1,024.58
 CLTV                     80.000
MATURITY                 260701
FEE                      0.5000

LOAN                     21356951
LAST_NAME                ORSINI
ADDRESS                  8425 WATERS DRIVE
CITY                     MACEDONIA
STATE                    OH
ZIP                      440560000
 MORT                     $        95,000.00
 BAL                      $        94,895.81
 RATE                       9.0000
 PAI                      $   764.40
 CLTV                     74.218
MATURITY                 260603
FEE                      0.5000

LOAN                     21357017
LAST_NAME                DELOATCH
ADDRESS                  1323 ARCH STREET
CITY                     NORRISTOWN
STATE                    PA
ZIP                      194010000
 MORT                     $        76,000.00
 BAL                      $        75,803.10
 RATE                       9.0000
 PAI                      $   611.52
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21357504
LAST_NAME                TURNER
ADDRESS                  2131 32ND STREET N.
CITY                     WISCONSIN R
STATE                    WI
ZIP                      544940000
 MORT                     $        50,600.00
 BAL                      $        50,445.95
 RATE                       8.9000
 PAI                      $   452.02
 CLTV                     66.931
MATURITY                 160606
FEE                      0.5000

LOAN                     21357538
LAST_NAME                CARNES
ADDRESS                  8482 LAKE ROAD
CITY                     BARKER
STATE                    NY
ZIP                      140120000
 MORT                     $        93,000.00
 BAL                      $        92,506.62
 RATE                       9.0000
 PAI                      $   943.27
 CLTV                     77.500
MATURITY                 110612
FEE                      0.5000

LOAN                     21357645
LAST_NAME                LUNDELL
ADDRESS                  1063 NORTH 200 EAST
CITY                     OREM
STATE                    UT
ZIP                      840570000
 MORT                     $        17,000.00
 BAL                      $        16,940.25
 RATE                       9.9000
 PAI                      $   181.65
 CLTV                     60.320
MATURITY                 110701
FEE                      0.5000

LOAN                     21357777
LAST_NAME                THOMPSON
ADDRESS                  209 SAGAMORE STREET
CITY                     SAN FRANCIS
STATE                    CA
ZIP                      941120000
 MORT                     $      238,000.00
 BAL                      $      237,799.52
 RATE                     10.2500
 PAI                      $2,132.73
 CLTV                     85.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21357868
LAST_NAME                FERGUSON
ADDRESS                  112 KENNETH DRIVE
CITY                     TROY
STATE                    IL
ZIP                      622940000
 MORT                     $        89,600.00
 BAL                      $        89,188.14
 RATE                       8.9000
 PAI                      $   800.41
 CLTV                     80.000
MATURITY                 160529
FEE                      0.5000

LOAN                     21357934
LAST_NAME                BROOKS
ADDRESS                  5859 HARDWOOD LANE
CITY                     CONCORD
STATE                    NC
ZIP                      280270000
 MORT                     $        47,200.00
 BAL                      $        47,160.25
 RATE                     10.2500
 PAI                      $   422.96
 CLTV                     80.000
MATURITY                 260529
FEE                      0.5000

LOAN                     21357959
LAST_NAME                DRAGOVIC
ADDRESS                  44 BEVERLY ROAD
CITY                     GROSSE POIN
STATE                    MI
ZIP                      482360000
 MORT                     $      500,000.00
 BAL                      $      494,500.68
 RATE                       8.9000
 PAI                      $6,306.77
 CLTV                     68.965
MATURITY                 60611
FEE                      0.5000

LOAN                     21358007
LAST_NAME                PATNEAUDE
ADDRESS                  4800 STRATFORD DRIVE
CITY                     GREENDALE
STATE                    WI
ZIP                      531290000
 MORT                     $      143,200.00
 BAL                      $      142,762.52
 RATE                       8.9000
 PAI                      $1,279.22
 CLTV                     80.000
MATURITY                 160607
FEE                      0.5000

LOAN                     21358395
LAST_NAME                RANDAZZO
ADDRESS                  319 BRYANT AVENUE
CITY                     OAKLYN
STATE                    NJ
ZIP                      081070000
 MORT                     $        72,000.00
 BAL                      $        71,827.29
 RATE                     10.7500
 PAI                      $   730.97
 CLTV                     79.558
MATURITY                 160601
FEE                      0.5000

LOAN                     21358544
LAST_NAME                ADAMS
ADDRESS                  1252 FOUSHEE DRIVE
CITY                     RAMSEUR
STATE                    NC
ZIP                      273160000
 MORT                     $        52,000.00
 BAL                      $        51,732.68
 RATE                       9.3500
 PAI                      $   538.31
 CLTV                     80.000
MATURITY                 110611
FEE                      0.5000

LOAN                     21358635
LAST_NAME                STEGNER
ADDRESS                  1213 MONTGOMERY STREET
CITY                     FORT COLLIN
STATE                    CO
ZIP                      805240000
 MORT                     $        47,990.00
 BAL                      $        47,928.45
 RATE                     10.2000
 PAI                      $   428.26
 CLTV                     80.000
MATURITY                 110528
FEE                      0.5000

LOAN                     21358775
LAST_NAME                METHENY
ADDRESS                  56 SMITH AVENUE
CITY                     SMITHFIELD
STATE                    RI
ZIP                      028280000
 MORT                     $        86,833.00
 BAL                      $        86,751.65
 RATE                       9.7500
 PAI                      $   746.03
 CLTV                     54.957
MATURITY                 260530
FEE                      0.5000

LOAN                     21358882
LAST_NAME                PAULUS
ADDRESS                  2740 DARTMOUTH AVENUE NOR
CITY                     ST PETERSBU
STATE                    FL
ZIP                      337130000
 MORT                     $        49,600.00
 BAL                      $        49,548.90
 RATE                       9.3000
 PAI                      $   409.85
 CLTV                     80.000
MATURITY                 110529
FEE                      0.5000

LOAN                     21359005
LAST_NAME                CHALGREN
ADDRESS                  6020 XERXES AVE S
CITY                     EDINA
STATE                    MN
ZIP                      554100000
 MORT                     $        22,000.00
 BAL                      $        21,879.24
 RATE                     10.7000
 PAI                      $   245.93
 CLTV                     79.672
MATURITY                 110528
FEE                      0.5000

LOAN                     21359112
LAST_NAME                STEPHENSON
ADDRESS                  308 FOX HUNT ROAD
CITY                     COLUMBIA
STATE                    SC
ZIP                      292230000
 MORT                     $        20,400.00
 BAL                      $        20,357.59
 RATE                     11.6000
 PAI                      $   239.61
 CLTV                     69.977
MATURITY                 110722
FEE                      0.5000

LOAN                     21359302
LAST_NAME                MAGWOOD
ADDRESS                  6218 HIGHWAY 17 NORTH
CITY                     AWENDAW
STATE                    SC
ZIP                      294290000
 MORT                     $        42,750.00
 BAL                      $        42,654.23
 RATE                     11.3500
 PAI                      $   451.49
 CLTV                     66.796
MATURITY                 160528
FEE                      0.5000

LOAN                     21359526
LAST_NAME                WATSON
ADDRESS                  5612 MOCERI LANE
CITY                     GRAND BLANC
STATE                    MI
ZIP                      484390000
 MORT                     $        84,800.00
 BAL                      $        84,101.64
 RATE                       8.9000
 PAI                      $   855.07
 CLTV                     80.000
MATURITY                 110530
FEE                      0.5000

LOAN                     21359633
LAST_NAME                STEVENS
ADDRESS                  3725 WEST UNION AVENUE
CITY                     DENVER
STATE                    CO
ZIP                      802360000
 MORT                     $      148,000.00
 BAL                      $      147,842.70
 RATE                       9.1500
 PAI                      $1,206.85
 CLTV                     80.000
MATURITY                 110603
FEE                      0.5000

LOAN                     21359799
LAST_NAME                BREY
ADDRESS                  14645 BILLIE LANE
CITY                     DADE CITY
STATE                    FL
ZIP                      335250000
 MORT                     $        55,200.00
 BAL                      $        54,953.31
 RATE                       9.1000
 PAI                      $   500.21
 CLTV                     80.000
MATURITY                 160530
FEE                      0.5000

LOAN                     21360607
LAST_NAME                BRACEY GIBBO
ADDRESS                  1509 SW 1ST STREET
CITY                     FORT LAUDER
STATE                    FL
ZIP                      333080000
 MORT                     $        66,500.00
 BAL                      $        66,500.00
 RATE                     10.0000
 PAI                      $   714.62
 CLTV                     70.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21360656
LAST_NAME                SCHROCK
ADDRESS                  234 SUNSET CIRCLE
CITY                     CROSS JUNCT
STATE                    VA
ZIP                      226250000
 MORT                     $      100,800.00
 BAL                      $      100,684.78
 RATE                       8.8000
 PAI                      $   796.60
 CLTV                     80.000
MATURITY                 110624
FEE                      0.5000

LOAN                     21361423
LAST_NAME                WEBB
ADDRESS                  10132 BLACK OAK DRIVE
CITY                     OKLAHOMA  C
STATE                    OK
ZIP                      731650000
 MORT                     $          7,880.00
 BAL                      $          7,843.04
 RATE                     10.7000
 PAI                      $   107.22
 CLTV                     79.997
MATURITY                 60701
FEE                      0.5000

LOAN                     21361704
LAST_NAME                OWEN
ADDRESS                  10100 BROCK DRIVE
CITY                     SILVER SPRG
STATE                    MD
ZIP                      209030000
 MORT                     $      220,000.00
 BAL                      $      219,621.40
 RATE                       8.8000
 PAI                      $1,738.61
 CLTV                     80.000
MATURITY                 110518
FEE                      0.5000

LOAN                     21361787
LAST_NAME                MOORE
ADDRESS                  1053 CONTINENTAL DRIVE
CITY                     DAYTONA BEA
STATE                    FL
ZIP                      321170000
 MORT                     $        30,000.00
 BAL                      $        29,975.51
 RATE                     10.4000
 PAI                      $   272.19
 CLTV                     57.692
MATURITY                 110604
FEE                      0.5000

LOAN                     21361845
LAST_NAME                ROBERTS
ADDRESS                  250 E COTTAGE PLACE
CITY                     YORK
STATE                    PA
ZIP                      174030000
 MORT                     $        42,000.00
 BAL                      $        41,954.89
 RATE                       9.1000
 PAI                      $   340.97
 CLTV                     70.000
MATURITY                 110611
FEE                      0.5000

LOAN                     21361852
LAST_NAME                GRIM
ADDRESS                  3280 TAUNTON DRIVE
CITY                     YORK
STATE                    PA
ZIP                      174020000
 MORT                     $      104,000.00
 BAL                      $      103,176.67
 RATE                       9.1000
 PAI                      $1,061.04
 CLTV                     80.000
MATURITY                 110528
FEE                      0.5000

LOAN                     21361993
LAST_NAME                HULEN
ADDRESS                  595 SHANNON WAY
CITY                     LAWRENCEVIL
STATE                    GA
ZIP                      302440000
 MORT                     $        55,000.00
 BAL                      $        54,655.85
 RATE                     10.9500
 PAI                      $   623.41
 CLTV                     70.000
MATURITY                 110604
FEE                      0.5000

LOAN                     21362389
LAST_NAME                RUCKER
ADDRESS                  4574 PRINCESS LABETH CT
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322580000
 MORT                     $        13,500.00
 BAL                      $        13,500.00
 RATE                     10.9000
 PAI                      $   152.60
 CLTV                     79.383
MATURITY                 110819
FEE                      0.5000

LOAN                     21362512
LAST_NAME                FORGY
ADDRESS                  148 LINDA VISTA
CITY                     JACKSON
STATE                    TN
ZIP                      383010000
 MORT                     $          7,000.00
 BAL                      $          6,968.20
 RATE                     10.7000
 PAI                      $     78.25
 CLTV                     74.304
MATURITY                 110624
FEE                      0.5000

LOAN                     21362553
LAST_NAME                SIEGRIST
ADDRESS                  25626 NE 80TH STREET
CITY                     REDMOND
STATE                    WA
ZIP                      980530000
 MORT                     $        37,800.00
 BAL                      $        37,620.16
 RATE                     10.2000
 PAI                      $   410.84
 CLTV                     34.107
MATURITY                 110619
FEE                      0.5000

LOAN                     21362736
LAST_NAME                DAVIS
ADDRESS                  14050 RIATA CIRCLE
CITY                     RENO
STATE                    NV
ZIP                      895110000
 MORT                     $        28,000.00
 BAL                      $        27,886.28
 RATE                     11.9000
 PAI                      $   334.25
 CLTV                     79.222
MATURITY                 110624
FEE                      0.5000

LOAN                     21362785
LAST_NAME                OTTEY
ADDRESS                  625 SAM JONAS DRIVE
CITY                     LAS VEGAS
STATE                    NV
ZIP                      891280000
 MORT                     $      106,250.00
 BAL                      $      106,169.11
 RATE                       9.5000
 PAI                      $   893.41
 CLTV                     85.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21362959
LAST_NAME                SCIPIO
ADDRESS                  9505 FARROW ROAD
CITY                     COLUMBIA
STATE                    SC
ZIP                      292030000
 MORT                     $        56,800.00
 BAL                      $        56,730.94
 RATE                     10.4500
 PAI                      $   517.45
 CLTV                     80.000
MATURITY                 110530
FEE                      0.5000

LOAN                     21363056
LAST_NAME                HINES
ADDRESS                  13652 WAYNE STREET
CITY                     UNION
STATE                    MI
ZIP                      491300000
 MORT                     $      132,000.00
 BAL                      $      131,188.31
 RATE                       9.0500
 PAI                      $1,342.77
 CLTV                     80.000
MATURITY                 110603
FEE                      0.5000

LOAN                     21363148
LAST_NAME                HAGEDORN
ADDRESS                  3611 PATRICIA LANE
CITY                     PLOVER
STATE                    WI
ZIP                      544670000
 MORT                     $        50,000.00
 BAL                      $        49,453.19
 RATE                       8.9000
 PAI                      $   630.68
 CLTV                     65.359
MATURITY                 60611
FEE                      0.5000

LOAN                     21363189
LAST_NAME                CINI
ADDRESS                  1197 RIVER ROAD
CITY                     AGAWAM
STATE                    MA
ZIP                      010010000
 MORT                     $        95,000.00
 BAL                      $        94,246.34
 RATE                       9.1000
 PAI                      $   969.22
 CLTV                     71.969
MATURITY                 110530
FEE                      0.5000

LOAN                     21363205
LAST_NAME                CAIN
ADDRESS                  6431 S. CARPENTER
CITY                     CHICAGO
STATE                    IL
ZIP                      606210000
 MORT                     $        57,600.00
 BAL                      $        57,424.65
 RATE                       8.9000
 PAI                      $   514.55
 CLTV                     80.000
MATURITY                 160612
FEE                      0.5000

LOAN                     21363213
LAST_NAME                COOKE
ADDRESS                  4017 FOURTH STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212250000
 MORT                     $        79,800.00
 BAL                      $        78,988.29
 RATE                       9.3500
 PAI                      $1,026.06
 CLTV                     70.000
MATURITY                 60529
FEE                      0.5000

LOAN                     21363379
LAST_NAME                YATES
ADDRESS                  422 POSSUM COURT
CITY                     CAPITOL HEI
STATE                    MD
ZIP                      207430000
 MORT                     $        26,800.00
 BAL                      $        26,688.54
 RATE                     11.6500
 PAI                      $   315.64
 CLTV                     80.000
MATURITY                 110604
FEE                      0.5000

LOAN                     21363593
LAST_NAME                COLEMAN
ADDRESS                  1242 RAINER ROAD
CITY                     CHESTER TOW
STATE                    PA
ZIP                      190130000
 MORT                     $        42,700.00
 BAL                      $        42,659.14
 RATE                       9.6500
 PAI                      $   363.73
 CLTV                     70.000
MATURITY                 110614
FEE                      0.5000

LOAN                     21363858
LAST_NAME                WILLIAMS
ADDRESS                  492 ROSEWOOD AVENUE
CITY                     KANKAKEE
STATE                    IL
ZIP                      609010000
 MORT                     $        44,000.00
 BAL                      $        43,953.71
 RATE                       9.2000
 PAI                      $   360.39
 CLTV                     62.857
MATURITY                 110603
FEE                      0.5000

LOAN                     21363973
LAST_NAME                ALLSBROOK
ADDRESS                  1718 SUNSET AVENUE
CITY                     KILL DEVIL
STATE                    NC
ZIP                      279480000
 MORT                     $        85,200.00
 BAL                      $        85,104.61
 RATE                       8.9000
 PAI                      $   679.42
 CLTV                     80.000
MATURITY                 110610
FEE                      0.5000

LOAN                     21364047
LAST_NAME                HANSON
ADDRESS                  343 PINE STREET
CITY                     HOWARD CITY
STATE                    MI
ZIP                      493290000
 MORT                     $        58,400.00
 BAL                      $        57,482.73
 RATE                       8.9000
 PAI                      $   736.63
 CLTV                     80.000
MATURITY                 60603
FEE                      0.5000

LOAN                     21364104
LAST_NAME                GUTZDORF
ADDRESS                  219 EAST WATER STREET
CITY                     WATERTOWN
STATE                    WI
ZIP                      530940000
 MORT                     $        63,000.00
 BAL                      $        62,342.75
 RATE                       8.9000
 PAI                      $   794.66
 CLTV                     71.590
MATURITY                 60529
FEE                      0.5000

LOAN                     21364237
LAST_NAME                BOPP
ADDRESS                  225 PARK PLACE
CITY                     DECATUR
STATE                    IL
ZIP                      625220000
 MORT                     $        80,000.00
 BAL                      $        79,756.46
 RATE                       8.9000
 PAI                      $   714.65
 CLTV                     80.000
MATURITY                 160617
FEE                      0.5000

LOAN                     21364559
LAST_NAME                SIMMS
ADDRESS                  800 CASCADE DRIVE
CITY                     FORT WASHIN
STATE                    MD
ZIP                      207440000
 MORT                     $        16,400.00
 BAL                      $        16,362.63
 RATE                     11.9000
 PAI                      $   195.78
 CLTV                     79.995
MATURITY                 110702
FEE                      0.5000


LOAN                     21364617
LAST_NAME                KENNEDY
ADDRESS                  7101 FOSTER SLOUGH ROAD
CITY                     SNOHOMISH
STATE                    WA
ZIP                      982900000
 MORT                     $      286,000.00
 BAL                      $      285,696.03
 RATE                       9.1500
 PAI                      $2,332.16
 CLTV                     76.266
MATURITY                 110528
FEE                      0.5000

LOAN                     21364633
LAST_NAME                BINGE
ADDRESS                  1866 W GARFIELD
CITY                     DECATUR
STATE                    IL
ZIP                      635260000
 MORT                     $        17,500.00
 BAL                      $        17,362.69
 RATE                       9.2000
 PAI                      $   179.59
 CLTV                     50.000
MATURITY                 110603
FEE                      0.5000

LOAN                     21364658
LAST_NAME                RIVERA
ADDRESS                  1220 VALLEY QUAIL LANE
CITY                     AUBURN
STATE                    CA
ZIP                      956020000
 MORT                     $          9,000.00
 BAL                      $          8,979.45
 RATE                     10.6000
 PAI                      $   100.05
 CLTV                     52.311
MATURITY                 110719
FEE                      0.5000

LOAN                     21364682
LAST_NAME                HESS
ADDRESS                  214 NORTH CENTRE STREET
CITY                     PHILIPSBURG
STATE                    PA
ZIP                      168660000
 MORT                     $        55,840.00
 BAL                      $        55,590.45
 RATE                       9.1000
 PAI                      $   506.01
 CLTV                     80.000
MATURITY                 160603
FEE                      0.5000

LOAN                     21364781
LAST_NAME                STALEY
ADDRESS                  1735 CHAMP DRIVE
CITY                     PADUCAH
STATE                    KY
ZIP                      420030000
 MORT                     $        69,600.00
 BAL                      $        68,506.80
 RATE                       8.9000
 PAI                      $   877.91
 CLTV                     80.000
MATURITY                 60529
FEE                      0.5000

LOAN                     21364898
LAST_NAME                BRACA
ADDRESS                  44 STONEWALL FARM ROAD
CITY                     MAHOPAC
STATE                    NY
ZIP                      105410000
 MORT                     $      263,200.00
 BAL                      $      262,886.85
 RATE                     10.5500
 PAI                      $2,417.44
 CLTV                     79.757
MATURITY                 110601
FEE                      0.5000

LOAN                     21365135
LAST_NAME                PIERCE
ADDRESS                  15 GATES STREET
CITY                     SOUTH BOSTO
STATE                    MA
ZIP                      021270000
 MORT                     $      102,500.00
 BAL                      $      102,457.47
 RATE                     10.3000
 PAI                      $   922.32
 CLTV                     64.873
MATURITY                 260703
FEE                      0.5000

LOAN                     21365218
LAST_NAME                DIEDERICK
ADDRESS                  132 EAST LORAIN STREET
CITY                     OBERLIN
STATE                    OH
ZIP                      440740000
 MORT                     $        75,200.00
 BAL                      $        74,971.08
 RATE                       8.9000
 PAI                      $   671.77
 CLTV                     80.000
MATURITY                 160617
FEE                      0.5000

LOAN                     21365390
LAST_NAME                DEARBECK
ADDRESS                  36 WORDEN ROAD
CITY                     SCOTIA
STATE                    NY
ZIP                      123020000
 MORT                     $        88,000.00
 BAL                      $        87,954.85
 RATE                       9.3000
 PAI                      $   727.15
 CLTV                     80.000
MATURITY                 110625
FEE                      0.5000

LOAN                     21365440
LAST_NAME                BAIR
ADDRESS                  42 BRUSH DRIVE
CITY                     EAST STROUD
STATE                    PA
ZIP                      183010000
 MORT                     $        98,400.00
 BAL                      $        97,897.97
 RATE                       8.9500
 PAI                      $   882.17
 CLTV                     80.000
MATURITY                 160529
FEE                      0.5000

LOAN                     21365515
LAST_NAME                LONG
ADDRESS                  171 HOFFMAN ROAD
CITY                     TULLY
STATE                    NY
ZIP                      131590000
 MORT                     $      112,500.00
 BAL                      $      112,409.22
 RATE                     10.4500
 PAI                      $1,024.88
 CLTV                     75.000
MATURITY                 110628
FEE                      0.5000

LOAN                     21365770
LAST_NAME                MCHENRY
ADDRESS                  31 MELS ROAD
CITY                     WESTBROOK
STATE                    CT
ZIP                      064980000
 MORT                     $        99,000.00
 BAL                      $        98,826.06
 RATE                       8.7000
 PAI                      $   775.31
 CLTV                     76.153
MATURITY                 110601
FEE                      0.5000

LOAN                     21365879
LAST_NAME                EICHHORN
ADDRESS                  16218 OZARK AVENUE
CITY                     TINLEY PARK
STATE                    IL
ZIP                      604770000
 MORT                     $      132,000.00
 BAL                      $      131,891.17
 RATE                     10.3500
 PAI                      $1,192.68
 CLTV                     80.000
MATURITY                 110610
FEE                      0.5000

LOAN                     21365903
LAST_NAME                ERICKSON
ADDRESS                  5240 WEST 5150 SOUTH
CITY                     SALT LAKE C
STATE                    UT
ZIP                      841180000
 MORT                     $        20,000.00
 BAL                      $        19,983.30
 RATE                     10.3000
 PAI                      $   179.97
 CLTV                     70.112
MATURITY                 110603
FEE                      0.5000

LOAN                     21365929
LAST_NAME                LULLO
ADDRESS                  919 S MONITOR AVE
CITY                     CHICAGO
STATE                    IL
ZIP                      606440000
 MORT                     $        96,500.00
 BAL                      $        96,368.61
 RATE                       8.4500
 PAI                      $   738.59
 CLTV                     70.955
MATURITY                 110529
FEE                      0.5000

LOAN                     21366091
LAST_NAME                KLEIN
ADDRESS                  4218 RAYMOND DRIVE
CITY                     BRUNSWICK
STATE                    OH
ZIP                      442120000
 MORT                     $        84,000.00
 BAL                      $        83,918.76
 RATE                       9.6000
 PAI                      $   712.46
 CLTV                     80.000
MATURITY                 260619
FEE                      0.5000

LOAN                     21366174
LAST_NAME                AMAYA
ADDRESS                  7741 SW 17TH TERRACE
CITY                     MIAMI
STATE                    FL
ZIP                      331550000
 MORT                     $        12,000.00
 BAL                      $        11,886.96
 RATE                     10.7000
 PAI                      $   163.27
 CLTV                     74.526
MATURITY                 60618
FEE                      0.5000

LOAN                     21366257
LAST_NAME                DUNLAP
ADDRESS                  1989 WESTBROOK ROAD
CITY                     EDGEMORE
STATE                    SC
ZIP                      297120000
 MORT                     $        45,120.00
 BAL                      $        44,892.14
 RATE                       9.7000
 PAI                      $   476.62
 CLTV                     80.000
MATURITY                 110603
FEE                      0.5000

LOAN                     21366273
LAST_NAME                HARRY
ADDRESS                  2718 MARION AVE
CITY                     LANSING CIT
STATE                    MI
ZIP                      489100000
 MORT                     $        18,030.00
 BAL                      $        17,988.51
 RATE                     10.5500
 PAI                      $   199.87
 CLTV                     69.986
MATURITY                 110724
FEE                      0.5000

LOAN                     21366349
LAST_NAME                RUTHERFORD
ADDRESS                  1507 CRANSTON ROAD
CITY                     GARNER
STATE                    NC
ZIP                      275290000
 MORT                     $        83,200.00
 BAL                      $        82,698.89
 RATE                       9.0000
 PAI                      $   748.58
 CLTV                     80.000
MATURITY                 160601
FEE                      0.5000

LOAN                     21366364
LAST_NAME                CHITWOOD
ADDRESS                  1863 MURAL CIRCLE
CITY                     MORROW
STATE                    GA
ZIP                      302600000
 MORT                     $        68,000.00
 BAL                      $        67,709.33
 RATE                       9.4500
 PAI                      $   631.64
 CLTV                     80.000
MATURITY                 160507
FEE                      0.5000

LOAN                     21366554
LAST_NAME                HASKELL
ADDRESS                  477 EAST 620 NORTH
CITY                     AMERICAN FO
STATE                    UT
ZIP                      840030000
 MORT                     $      114,400.00
 BAL                      $      114,343.73
 RATE                       9.5000
 PAI                      $   961.94
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21366752
LAST_NAME                BRITT
ADDRESS                  17 FERRY AVENUE
CITY                     SARALAND
STATE                    AL
ZIP                      365710000
 MORT                     $        24,400.00
 BAL                      $        24,009.23
 RATE                     10.9500
 PAI                      $   417.15
 CLTV                     69.882
MATURITY                 30603
FEE                      0.5000

LOAN                     21366901
LAST_NAME                COLBERT
ADDRESS                  1123 1ST STREET NORTH
CITY                     BIRMINGHAM
STATE                    AL
ZIP                      352040000
 MORT                     $        22,660.00
 BAL                      $        22,485.45
 RATE                     11.3400
 PAI                      $   239.16
 CLTV                     34.861
MATURITY                 160423
FEE                      0.5000

LOAN                     21367180
LAST_NAME                TURNER
ADDRESS                  210 EAST AVENUE
CITY                     HAGERSTOWN
STATE                    MD
ZIP                      217400000
 MORT                     $        46,400.00
 BAL                      $        46,183.69
 RATE                       8.8000
 PAI                      $   411.53
 CLTV                     80.000
MATURITY                 160529
FEE                      0.5000

LOAN                     21367297
LAST_NAME                TSOURAKIS
ADDRESS                  8423 QUAIL HOLLOW BLVD.
CITY                     WESLEY CHAP
STATE                    FL
ZIP                      335440000
 MORT                     $        81,000.00
 BAL                      $        80,740.63
 RATE                       9.2000
 PAI                      $   663.44
 CLTV                     47.368
MATURITY                 110617
FEE                      0.5000

LOAN                     21367438
LAST_NAME                CORTEZ
ADDRESS                  1115 S 4TH STREET
CITY                     ARTESIA
STATE                    NM
ZIP                      882100000
 MORT                     $        38,000.00
 BAL                      $        37,890.04
 RATE                       9.3000
 PAI                      $   349.27
 CLTV                     80.000
MATURITY                 160618
FEE                      0.5000

LOAN                     21367453
LAST_NAME                CHAVIS
ADDRESS                  9226 CHERRYWOOD
CITY                     CLARKSTON
STATE                    MI
ZIP                      483480000
 MORT                     $        50,000.00
 BAL                      $        49,872.79
 RATE                     10.3000
 PAI                      $   492.50
 CLTV                     50.000
MATURITY                 160605
FEE                      0.5000

LOAN                     21367511
LAST_NAME                HORVATH
ADDRESS                  16020 S WEBER ROAD
CITY                     LOCKPORT
STATE                    IL
ZIP                      604410000
 MORT                     $        98,170.00
 BAL                      $        97,624.17
 RATE                       8.9000
 PAI                      $   989.88
 CLTV                     61.356
MATURITY                 110611
FEE                      0.5000

LOAN                     21367594
LAST_NAME                GALOVICH
ADDRESS                  8566 GULL ROAD
CITY                     RICHLAND
STATE                    MI
ZIP                      490830000
 MORT                     $        64,800.00
 BAL                      $        64,453.12
 RATE                       8.9000
 PAI                      $   653.40
 CLTV                     80.000
MATURITY                 110605
FEE                      0.5000

LOAN                     21367669
LAST_NAME                GRANDE
ADDRESS                  67 VISTA DRIVE
CITY                     EAST HAVEN
STATE                    CT
ZIP                      065120000
 MORT                     $        87,000.00
 BAL                      $        86,873.29
 RATE                       9.6000
 PAI                      $   737.90
 CLTV                     79.816
MATURITY                 260522
FEE                      0.5000

LOAN                     21367727
LAST_NAME                PAYNE
ADDRESS                  115 TIMBERBROOK LANE
CITY                     STATESVILLE
STATE                    NC
ZIP                      286770000
 MORT                     $        17,200.00
 BAL                      $        17,165.40
 RATE                     11.9500
 PAI                      $   205.88
 CLTV                     79.975
MATURITY                 110615
FEE                      0.5000

LOAN                     21367818
LAST_NAME                CALABRESE, J
ADDRESS                  30 BAKER COURT
CITY                     LACKAWANNA
STATE                    NY
ZIP                      142180000
 MORT                     $        37,000.00
 BAL                      $        36,660.71
 RATE                       9.4500
 PAI                      $   309.77
 CLTV                     44.578
MATURITY                 110610
FEE                      0.5000

LOAN                     21367883
LAST_NAME                HILL
ADDRESS                  114 WOOD AVENUE
CITY                     ASHEVILLE
STATE                    NC
ZIP                      288030000
 MORT                     $        27,800.00
 BAL                      $        27,732.92
 RATE                     10.0000
 PAI                      $   298.75
 CLTV                     43.302
MATURITY                 110709
FEE                      0.5000

LOAN                     21368162
LAST_NAME                ROUNTREE ,JR
ADDRESS                  30 WILBUR AVENUE
CITY                     NEWARK
STATE                    NJ
ZIP                      071120000
 MORT                     $      118,400.00
 BAL                      $      118,089.92
 RATE                       9.1000
 PAI                      $1,207.95
 CLTV                     80.000
MATURITY                 110617
FEE                      0.5000

LOAN                     21368337
LAST_NAME                MILLER
ADDRESS                  725 E. BUTTER ROAD
CITY                     YORK
STATE                    PA
ZIP                      174020000
 MORT                     $        85,000.00
 BAL                      $        84,466.97
 RATE                       9.9500
 PAI                      $   817.46
 CLTV                     65.384
MATURITY                 160612
FEE                      0.5000

LOAN                     21368378
LAST_NAME                DONN
ADDRESS                  2400 S BUMBY AVENUE
CITY                     ORLANDO
STATE                    FL
ZIP                      328060000
 MORT                     $        21,000.00
 BAL                      $        20,897.77
 RATE                       9.9500
 PAI                      $   225.03
 CLTV                     30.434
MATURITY                 110629
FEE                      0.5000

LOAN                     21368568
LAST_NAME                KRAUSE
ADDRESS                  606 SHADY LANE
CITY                     EAST CHINA
STATE                    MI
ZIP                      480540000
 MORT                     $        76,800.00
 BAL                      $        76,565.28
 RATE                       8.9000
 PAI                      $   686.06
 CLTV                     80.000
MATURITY                 160612
FEE                      0.5000

LOAN                     21368626
LAST_NAME                ZURBLIS
ADDRESS                  337 MILL STREET
CITY                     MANSFIELD
STATE                    MA
ZIP                      020480000
 MORT                     $      148,000.00
 BAL                      $      147,869.15
 RATE                       9.0000
 PAI                      $1,190.85
 CLTV                     79.144
MATURITY                 260701
FEE                      0.5000

LOAN                     21368741
LAST_NAME                DEROCHER
ADDRESS                  14016 BANYAN ROAD
CITY                     SPRING HILL
STATE                    FL
ZIP                      346090000
 MORT                     $          8,922.92
 BAL                      $          8,864.06
 RATE                     11.1000
 PAI                      $   101.98
 CLTV                     80.000
MATURITY                 110530
FEE                      0.5000

LOAN                     21368808
LAST_NAME                PETALAS
ADDRESS                  20 MOORE AVENUE
CITY                     WESTFORD
STATE                    MA
ZIP                      018860000
 MORT                     $        93,000.00
 BAL                      $        92,930.26
 RATE                     10.7900
 PAI                      $   870.94
 CLTV                     76.229
MATURITY                 110701
FEE                      0.5000

LOAN                     21369145
LAST_NAME                TIDD
ADDRESS                  227 GRAND RIVER AVENUE
CITY                     PAINESVILLE
STATE                    OH
ZIP                      440770000
 MORT                     $        77,500.00
 BAL                      $        77,330.48
 RATE                       9.0500
 PAI                      $   626.38
 CLTV                     74.519
MATURITY                 110528
FEE                      0.5000

LOAN                     21369236
LAST_NAME                JONES
ADDRESS                  3777 OLIVER STREET NW
CITY                     WASHINGTON
STATE                    DC
ZIP                      200150000
 MORT                     $      130,500.00
 BAL                      $      130,394.70
 RATE                     10.4500
 PAI                      $1,188.86
 CLTV                     78.416
MATURITY                 260605
FEE                      0.5000

LOAN                     21369699
LAST_NAME                BUDOWICZ
ADDRESS                  42 HAWKES STREET
CITY                     SAUGUS
STATE                    MA
ZIP                      019060000
 MORT                     $        50,000.00
 BAL                      $        50,000.00
 RATE                     10.1500
 PAI                      $   541.91
 CLTV                     38.461
MATURITY                 110801
FEE                      0.5000

LOAN                     21369707
LAST_NAME                DHIONIS
ADDRESS                  3 PETER CIRCLE
CITY                     MARBLEHEAD
STATE                    MA
ZIP                      019450000
 MORT                     $      179,000.00
 BAL                      $      178,762.75
 RATE                       9.9500
 PAI                      $1,721.47
 CLTV                     49.722
MATURITY                 160710
FEE                      0.5000

LOAN                     21370010
LAST_NAME                TRUETT
ADDRESS                  3603 BELFAST ROAD
CITY                     NEWBERRY
STATE                    SC
ZIP                      291080000
 MORT                     $        56,000.00
 BAL                      $        55,855.97
 RATE                       9.3000
 PAI                      $   578.03
 CLTV                     80.000
MATURITY                 110610
FEE                      0.5000

LOAN                     21370093
LAST_NAME                DORSEY
ADDRESS                  30 PEACHTREE LAKE DRIVE
CITY                     SHARPSBURG
STATE                    GA
ZIP                      302770000
 MORT                     $        66,000.00
 BAL                      $        65,947.31
 RATE                     10.5000
 PAI                      $   603.73
 CLTV                     80.000
MATURITY                 260604
FEE                      0.5000

LOAN                     21370150
LAST_NAME                QUINTANA
ADDRESS                  24 CHALAN ROAD
CITY                     SANTA FE
STATE                    NM
ZIP                      875050000
 MORT                     $      110,400.00
 BAL                      $      110,317.39
 RATE                     10.8000
 PAI                      $1,034.72
 CLTV                     80.000
MATURITY                 260607
FEE                      0.5000

LOAN                     21370275
LAST_NAME                BOYATT
ADDRESS                  17102 19TH AVENUE EAST
CITY                     SPANAWAY
STATE                    WA
ZIP                      983870000
 MORT                     $        97,600.00
 BAL                      $        97,406.37
 RATE                       9.1000
 PAI                      $   884.42
 CLTV                     80.000
MATURITY                 160626
FEE                      0.5000

LOAN                     21370481
LAST_NAME                CARSON
ADDRESS                  355 SW 14TH AVENUE
CITY                     HICKORY
STATE                    NC
ZIP                      286020000
 MORT                     $        79,000.00
 BAL                      $        78,793.75
 RATE                     10.1000
 PAI                      $   767.61
 CLTV                     78.921
MATURITY                 160603
FEE                      0.5000

LOAN                     21370655
LAST_NAME                ALLEN
ADDRESS                  5020 LIME ROAD
CITY                     SEBRING
STATE                    FL
ZIP                      338720000
 MORT                     $        33,600.00
 BAL                      $        33,425.71
 RATE                       9.2500
 PAI                      $   345.81
 CLTV                     80.000
MATURITY                 110528
FEE                      0.5000

LOAN                     21370689
LAST_NAME                KNIGHT
ADDRESS                  1301, 1302 & 1303 S OGDEN
CITY                     LOS ANGELES
STATE                    CA
ZIP                      900190000
 MORT                     $      255,000.00
 BAL                      $      254,785.22
 RATE                     10.2500
 PAI                      $2,285.06
 CLTV                     69.863
MATURITY                 110601
FEE                      0.5000

LOAN                     21370713
LAST_NAME                TOTH
ADDRESS                  1313 MAYS LANDING ROAD
CITY                     FOLSOM
STATE                    NJ
ZIP                      080370000
 MORT                     $        21,400.00
 BAL                      $        21,400.00
 RATE                     12.0500
 PAI                      $   257.53
 CLTV                     79.987
MATURITY                 110812
FEE                      0.5000

LOAN                     21370838
LAST_NAME                FARR
ADDRESS                  4150 MAIDENS ROAD
CITY                     POWHATAN
STATE                    VA
ZIP                      231390000
 MORT                     $        25,000.00
 BAL                      $        24,943.46
 RATE                     10.7000
 PAI                      $   279.46
 CLTV                     77.573
MATURITY                 110708
FEE                      0.5000

LOAN                     21370879
LAST_NAME                GRIGGS
ADDRESS                  2706 BENSMIN DRIVE
CITY                     WEST COLUMB
STATE                    SC
ZIP                      291700000
 MORT                     $        44,500.00
 BAL                      $        44,046.08
 RATE                       9.3000
 PAI                      $   570.96
 CLTV                     52.352
MATURITY                 60529
FEE                      0.5000

LOAN                     21370986
LAST_NAME                CARRILLO
ADDRESS                  39 MEIKLE ROAD
CITY                     TIJERAS
STATE                    NM
ZIP                      870590000
 MORT                     $        18,400.00
 BAL                      $        18,308.63
 RATE                     11.2000
 PAI                      $   211.46
 CLTV                     63.987
MATURITY                 110625
FEE                      0.5000

LOAN                     21371091
LAST_NAME                HOWLETT
ADDRESS                  623 EAST GARDEN STREET
CITY                     DEKALB
STATE                    IL
ZIP                      601150000
 MORT                     $        58,000.00
 BAL                      $        57,793.79
 RATE                       9.9000
 PAI                      $   504.72
 CLTV                     67.836
MATURITY                 110708
FEE                      0.5000

LOAN                     21371273
LAST_NAME                SELLERS
ADDRESS                  BOX 583-C RT2
CITY                     PILOT MOUNT
STATE                    NC
ZIP                      270410000
 MORT                     $        76,480.00
 BAL                      $        76,146.78
 RATE                       9.3000
 PAI                      $   702.94
 CLTV                     80.000
MATURITY                 160529
FEE                      0.5000


LOAN                     21371471
LAST_NAME                SUAREZ
ADDRESS                  3427 WEST 100TH STREET
CITY                     CLEVELAND
STATE                    OH
ZIP                      441110000
 MORT                     $        50,000.00
 BAL                      $        49,945.72
 RATE                       9.0500
 PAI                      $   404.12
 CLTV                     77.519
MATURITY                 110528
FEE                      0.5000

LOAN                     21371505
LAST_NAME                WARREN
ADDRESS                  829 REGENCY DRIVE
CITY                     VIRGINIA BE
STATE                    VA
ZIP                      234540000
 MORT                     $        15,000.00
 BAL                      $        14,939.06
 RATE                     11.9000
 PAI                      $   179.07
 CLTV                     67.010
MATURITY                 110624
FEE                      0.5000

LOAN                     21371547
LAST_NAME                BROCK
ADDRESS                  406 ANNDORA RD
CITY                     PORTSMOUTH
STATE                    VA
ZIP                      237010000
 MORT                     $        20,000.00
 BAL                      $        19,799.42
 RATE                       9.6000
 PAI                      $   259.90
 CLTV                     27.777
MATURITY                 60619
FEE                      0.5000

LOAN                     21371646
LAST_NAME                STANSBURY
ADDRESS                  1537 BURCHWOOD DRIVE
CITY                     FAIRBORN
STATE                    OH
ZIP                      453240000
 MORT                     $        79,000.00
 BAL                      $        78,765.52
 RATE                       9.1000
 PAI                      $   715.88
 CLTV                     77.450
MATURITY                 160530
FEE                      0.5000

LOAN                     21371752
LAST_NAME                KNOLL
ADDRESS                  1923 W. BARRY
CITY                     CHICAGO
STATE                    IL
ZIP                      606570000
 MORT                     $      142,500.00
 BAL                      $      142,063.98
 RATE                       9.2000
 PAI                      $1,167.16
 CLTV                     73.076
MATURITY                 110618
FEE                      0.5000

LOAN                     21372016
LAST_NAME                PETRICOLA
ADDRESS                  84 VENTURA DRIVE
CITY                     DANIELSON
STATE                    CT
ZIP                      062390000
 MORT                     $        68,000.00
 BAL                      $        68,000.00
 RATE                       9.0000
 PAI                      $   689.71
 CLTV                     80.000
MATURITY                 110807
FEE                      0.5000

LOAN                     21372032
LAST_NAME                FISHINGER
ADDRESS                  115 BADGER CIRCLE
CITY                     FLORRISANT
STATE                    CO
ZIP                      808160000
 MORT                     $        40,000.00
 BAL                      $        39,796.85
 RATE                     10.9500
 PAI                      $   453.39
 CLTV                     61.538
MATURITY                 110529
FEE                      0.5000

LOAN                     21372602
LAST_NAME                STRAYER
ADDRESS                  24320 INTEGRITY WAY
CITY                     SORRENTO
STATE                    FL
ZIP                      327760000
 MORT                     $        25,000.00
 BAL                      $        24,747.48
 RATE                     11.9000
 PAI                      $   298.44
 CLTV                     77.298
MATURITY                 110708
FEE                      0.5000

LOAN                     21372685
LAST_NAME                RAUSCH
ADDRESS                  24 RAILROAD STREET
CITY                     MILFORD CEN
STATE                    OH
ZIP                      430450000
 MORT                     $        57,600.00
 BAL                      $        57,272.32
 RATE                       8.9000
 PAI                      $   580.80
 CLTV                     80.000
MATURITY                 110607
FEE                      0.5000

LOAN                     21372958
LAST_NAME                MICKENS
ADDRESS                  11108 BENNINGTON
CITY                     KANSAS CITY
STATE                    MO
ZIP                      641340000
 MORT                     $        32,000.00
 BAL                      $        31,924.64
 RATE                     10.6000
 PAI                      $   295.12
 CLTV                     80.000
MATURITY                 110731
FEE                      0.5000

LOAN                     21373394
LAST_NAME                COPELAND
ADDRESS                  2529 CROSS CREEK ROAD
CITY                     HEPHZIBAH
STATE                    GA
ZIP                      308150000
 MORT                     $        62,400.00
 BAL                      $        62,208.84
 RATE                       8.8500
 PAI                      $   555.43
 CLTV                     80.000
MATURITY                 160610
FEE                      0.5000

LOAN                     21373865
LAST_NAME                DALESANDRO
ADDRESS                  10280 MCGREGOR BLVD
CITY                     FORT MYERS
STATE                    FL
ZIP                      339190000
 MORT                     $        84,000.00
 BAL                      $        83,914.37
 RATE                       9.3500
 PAI                      $   697.15
 CLTV                     80.000
MATURITY                 260607
FEE                      0.5000

LOAN                     21373980
LAST_NAME                MENAPACE
ADDRESS                  62 VISTA DE LA MONTANA
CITY                     PLACITAS
STATE                    NM
ZIP                      870430000
 MORT                     $        40,000.00
 BAL                      $        39,813.94
 RATE                     11.2000
 PAI                      $   459.68
 CLTV                     65.217
MATURITY                 110529
FEE                      0.5000

LOAN                     21374236
LAST_NAME                CUSTER
ADDRESS                  14 PINEHURST CIRCLE
CITY                     MADISON
STATE                    WI
ZIP                      537170000
 MORT                     $      268,000.00
 BAL                      $      267,699.95
 RATE                       8.9000
 PAI                      $2,137.14
 CLTV                     80.000
MATURITY                 110611
FEE                      0.5000

LOAN                     21374285
LAST_NAME                BATES
ADDRESS                  1053 HWY 34
CITY                     POMERIA
STATE                    SC
ZIP                      291260000
 MORT                     $        72,800.00
 BAL                      $        72,424.07
 RATE                       9.3000
 PAI                      $   751.44
 CLTV                     80.000
MATURITY                 110605
FEE                      0.5000

LOAN                     21374293
LAST_NAME                PAGAN
ADDRESS                  13 MARGARET LANE
CITY                     THIELLS
STATE                    NY
ZIP                      109840000
 MORT                     $        51,500.00
 BAL                      $        51,187.03
 RATE                     11.9800
 PAI                      $   617.43
 CLTV                     69.669
MATURITY                 110522
FEE                      0.5000

LOAN                     21374327
LAST_NAME                SOSCIA
ADDRESS                  1 DORIC COURT
CITY                     COVENTRY
STATE                    RI
ZIP                      028160000
 MORT                     $      125,000.00
 BAL                      $      124,083.50
 RATE                       9.9500
 PAI                      $1,339.44
 CLTV                     42.372
MATURITY                 110529
FEE                      0.5000

LOAN                     21374400
LAST_NAME                HIATT
ADDRESS                  216 CHARLES DRIVE
CITY                     WINSTON-SAL
STATE                    NC
ZIP                      271070000
 MORT                     $        45,000.00
 BAL                      $        44,758.03
 RATE                       8.8500
 PAI                      $   452.42
 CLTV                     54.878
MATURITY                 110605
FEE                      0.5000

LOAN                     21374459
LAST_NAME                LIVINGSTONE
ADDRESS                  490 NEW JERSEY AVENUE
CITY                     BROOKLYN
STATE                    NY
ZIP                      112070000
 MORT                     $        79,000.00
 BAL                      $        78,380.58
 RATE                       8.7500
 PAI                      $   698.14
 CLTV                     52.666
MATURITY                 160320
FEE                      0.5000

LOAN                     21374541
LAST_NAME                BROWN
ADDRESS                  1644 NW 9TH AVENUE
CITY                     FT LAUDERDA
STATE                    FL
ZIP                      333110000
 MORT                     $        49,350.00
 BAL                      $        49,101.99
 RATE                       9.6000
 PAI                      $   518.31
 CLTV                     70.000
MATURITY                 110529
FEE                      0.5000

LOAN                     21374590
LAST_NAME                JOHNSON
ADDRESS                  559 LARCHMONT DRIVE NW
CITY                     ATLANTA
STATE                    GA
ZIP                      303180000
 MORT                     $        74,400.00
 BAL                      $        74,172.08
 RATE                       8.8500
 PAI                      $   662.24
 CLTV                     80.000
MATURITY                 160610
FEE                      0.5000

LOAN                     21374673
LAST_NAME                CARTER
ADDRESS                  BOX 132, WESSWALL ROUTE 2
CITY                     KING
STATE                    NC
ZIP                      270210000
 MORT                     $        45,600.00
 BAL                      $        45,276.81
 RATE                     10.4000
 PAI                      $   501.24
 CLTV                     80.000
MATURITY                 110529
FEE                      0.5000

LOAN                     21374681
LAST_NAME                TAFOYA
ADDRESS                  3606 BUCK AVENUE
CITY                     JOLIET
STATE                    IL
ZIP                      604350000
 MORT                     $        74,722.45
 BAL                      $        74,568.42
 RATE                       9.4000
 PAI                      $   622.87
 CLTV                     67.317
MATURITY                 110624
FEE                      0.5000

LOAN                     21374723
LAST_NAME                FARIA
ADDRESS                  24 GREENE STREET
CITY                     WARREN
STATE                    RI
ZIP                      028850000
 MORT                     $      129,500.00
 BAL                      $      129,305.86
 RATE                       8.9900
 PAI                      $1,164.32
 CLTV                     70.000
MATURITY                 160612
FEE                      0.5000

LOAN                     21374764
LAST_NAME                CARDONA
ADDRESS                  2201 BERKELEY DRIVE
CITY                     VINELAND
STATE                    NJ
ZIP                      086300000
 MORT                     $        14,700.00
 BAL                      $        14,671.54
 RATE                     12.3500
 PAI                      $   179.75
 CLTV                     79.751
MATURITY                 110719
FEE                      0.5000

LOAN                     21374889
LAST_NAME                TOLBERT
ADDRESS                  812 ALMA DRIVE
CITY                     MONTGOMERY
STATE                    AL
ZIP                      361080000
 MORT                     $        15,100.00
 BAL                      $        15,066.05
 RATE                     11.0500
 PAI                      $   172.11
 CLTV                     69.960
MATURITY                 110728
FEE                      0.5000

LOAN                     21375019
LAST_NAME                MORSE
ADDRESS                  312 EAST ROSE STREET
CITY                     CARLSBAD
STATE                    NM
ZIP                      882200000
 MORT                     $        52,000.00
 BAL                      $        51,848.05
 RATE                       9.5000
 PAI                      $   484.71
 CLTV                     80.000
MATURITY                 160618
FEE                      0.5000

LOAN                     21375167
LAST_NAME                ARCHBOLD
ADDRESS                  1693 NORTH PERRINE ROAD
CITY                     MIDLAND
STATE                    MI
ZIP                      486400000
 MORT                     $        70,400.00
 BAL                      $        70,022.13
 RATE                       8.9000
 PAI                      $   888.00
 CLTV                     80.000
MATURITY                 60708
FEE                      0.5000

LOAN                     21375266
LAST_NAME                BESHANSKY
ADDRESS                  36 LEE PLACE
CITY                     BERGENFIELD
STATE                    NJ
ZIP                      076210000
 MORT                     $        14,000.00
 BAL                      $        13,907.17
 RATE                     10.7000
 PAI                      $   217.66
 CLTV                     79.981
MATURITY                 40712
FEE                      0.5000

LOAN                     21375282
LAST_NAME                ROSS
ADDRESS                  4799 WHEAT COURT
CITY                     MIDDLEBURG
STATE                    FL
ZIP                      320680000
 MORT                     $        49,600.00
 BAL                      $        49,367.24
 RATE                     10.3500
 PAI                      $   543.68
 CLTV                     80.000
MATURITY                 110614
FEE                      0.5000

LOAN                     21375290
LAST_NAME                WENTZLOFF
ADDRESS                  1661 HELEN DRIVE
CITY                     MUSKEGON
STATE                    MI
ZIP                      494410000
 MORT                     $      104,000.00
 BAL                      $      103,683.41
 RATE                       8.9000
 PAI                      $   929.04
 CLTV                     80.000
MATURITY                 160530
FEE                      0.5000

LOAN                     21375498
LAST_NAME                UHRIG
ADDRESS                  11 CLAREMONT AVENUE
CITY                     ENFIELD
STATE                    CT
ZIP                      060820000
 MORT                     $        96,800.00
 BAL                      $        96,694.95
 RATE                       9.0500
 PAI                      $   782.36
 CLTV                     80.000
MATURITY                 260614
FEE                      0.5000

LOAN                     21375548
LAST_NAME                STRICKLAND
ADDRESS                   RT. 1 BOX 90
CITY                     LINDEN
STATE                    NC
ZIP                      283560000
 MORT                     $        20,000.00
 BAL                      $        19,956.62
 RATE                     11.1500
 PAI                      $   229.21
 CLTV                     80.000
MATURITY                 110619
FEE                      0.5000

LOAN                     21375654
LAST_NAME                HILL
ADDRESS                  9149 LINDEN ROAD
CITY                     CLIO
STATE                    MI
ZIP                      484200000
 MORT                     $      108,000.00
 BAL                      $      107,671.25
 RATE                       8.9000
 PAI                      $   964.77
 CLTV                     77.142
MATURITY                 160604
FEE                      0.5000

LOAN                     21375704
LAST_NAME                ZEIGLER
ADDRESS                  377 ROOSEVELT STREET
CITY                     ELOREE
STATE                    SC
ZIP                      290470000
 MORT                     $        25,000.00
 BAL                      $        24,927.66
 RATE                       9.3000
 PAI                      $   229.78
 CLTV                     78.125
MATURITY                 160530
FEE                      0.5000

LOAN                     21375712
LAST_NAME                GROVES
ADDRESS                  1520 GROVES ROAD
CITY                     ANDERSON
STATE                    SC
ZIP                      296240000
 MORT                     $        64,800.00
 BAL                      $        64,702.00
 RATE                       9.0000
 PAI                      $   583.03
 CLTV                     80.000
MATURITY                 160626
FEE                      0.5000

LOAN                     21375738
LAST_NAME                MOORE
ADDRESS                  929 WEST OXFORD STREET
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191220000
 MORT                     $        43,200.00
 BAL                      $        43,076.60
 RATE                       9.4000
 PAI                      $   399.87
 CLTV                     80.000
MATURITY                 160601
FEE                      0.5000

LOAN                     21375829
LAST_NAME                CALLAHAN
ADDRESS                  1671 AIRPLANE LANE
CITY                     YULEE
STATE                    FL
ZIP                      320970000
 MORT                     $        65,600.00
 BAL                      $        65,438.05
 RATE                       9.7500
 PAI                      $   694.95
 CLTV                     80.000
MATURITY                 110607
FEE                      0.5000

LOAN                     21375894
LAST_NAME                UTLEY
ADDRESS                  567 BELLEVUE AVENUE
CITY                     TRENTON
STATE                    NJ
ZIP                      086180000
 MORT                     $        54,100.00
 BAL                      $        53,911.37
 RATE                       8.9900
 PAI                      $   548.40
 CLTV                     76.197
MATURITY                 110528
FEE                      0.5000

LOAN                     21376090
LAST_NAME                LUTZ
ADDRESS                  112 POMPTON AVENUE
CITY                     VERONA
STATE                    NJ
ZIP                      070440000
 MORT                     $      156,800.00
 BAL                      $      155,844.84
 RATE                       9.9900
 PAI                      $1,374.88
 CLTV                     80.000
MATURITY                 110304
FEE                      0.5000

LOAN                     21376389
LAST_NAME                TUSSEY
ADDRESS                  1315 ONEIDA STREET
CITY                     HUNTINGDON
STATE                    PA
ZIP                      166520000
 MORT                     $        35,000.00
 BAL                      $        34,961.22
 RATE                       8.9500
 PAI                      $   280.36
 CLTV                     66.666
MATURITY                 110605
FEE                      0.5000

LOAN                     21376413
LAST_NAME                DIBARTOLO
ADDRESS                  56 BUZZARDS BAY DRIVE
CITY                     PLYMOUTH
STATE                    MA
ZIP                      023600000
 MORT                     $        52,000.00
 BAL                      $        51,839.70
 RATE                       8.8000
 PAI                      $   461.19
 CLTV                     75.362
MATURITY                 160621
FEE                      0.5000

LOAN                     21376439
LAST_NAME                EBER
ADDRESS                  29 EAST AVENUE, POB 37
CITY                     QUINTON
STATE                    NJ
ZIP                      080720000
 MORT                     $        60,600.00
 BAL                      $        60,367.32
 RATE                       9.6500
 PAI                      $   638.30
 CLTV                     68.089
MATURITY                 110613
FEE                      0.5000

LOAN                     21376629
LAST_NAME                CARRIGLIO
ADDRESS                  1827 76TH AVE
CITY                     ELMWOOD PAR
STATE                    IL
ZIP                      606350000
 MORT                     $        11,000.00
 BAL                      $        10,935.88
 RATE                     10.7000
 PAI                      $   122.97
 CLTV                     52.222
MATURITY                 110628
FEE                      0.5000

LOAN                     21376694
LAST_NAME                HAHN
ADDRESS                  4030 N. STONE ROAD
CITY                     TANEYTOWN
STATE                    MD
ZIP                      217870000
 MORT                     $        67,000.00
 BAL                      $        66,814.62
 RATE                       9.6500
 PAI                      $   631.11
 CLTV                     49.629
MATURITY                 160624
FEE                      0.5000

LOAN                     21377080
LAST_NAME                MC AFEE
ADDRESS                  1036 PIERCE AVENUE
CITY                     COLUMBUS
STATE                    OH
ZIP                      432270000
 MORT                     $        69,600.00
 BAL                      $        69,227.42
 RATE                       8.9000
 PAI                      $   701.80
 CLTV                     80.000
MATURITY                 110617
FEE                      0.5000

LOAN                     21377213
LAST_NAME                DE FRANK
ADDRESS                  2215 NORTH 37TH STREET
CITY                     PENNSAUKEN
STATE                    NJ
ZIP                      081100000
 MORT                     $        49,400.00
 BAL                      $        49,019.33
 RATE                       9.6000
 PAI                      $   518.84
 CLTV                     78.412
MATURITY                 110529
FEE                      0.5000

LOAN                     21377379
LAST_NAME                WHITE
ADDRESS                  5 HIDDEN COVE
CITY                     VALPARISO
STATE                    FL
ZIP                      325800000
 MORT                     $        35,200.00
 BAL                      $        35,149.59
 RATE                       9.3500
 PAI                      $   324.68
 CLTV                     50.285
MATURITY                 160726
FEE                      0.5000

LOAN                     21377429
LAST_NAME                JOHNSON
ADDRESS                  2608 LOYOLA SOUTHWAY
CITY                     BALTIMORE
STATE                    MD
ZIP                      212150000
 MORT                     $        39,950.00
 BAL                      $        39,738.06
 RATE                       9.0000
 PAI                      $   405.20
 CLTV                     85.000
MATURITY                 110604
FEE                      0.5000

LOAN                     21377437
LAST_NAME                LUCIANO
ADDRESS                  35 ARROWWOOD PLACE
CITY                     BALLSTON SP
STATE                    NY
ZIP                      120200000
 MORT                     $        32,000.00
 BAL                      $        31,559.90
 RATE                       9.6500
 PAI                      $   337.06
 CLTV                     42.666
MATURITY                 110621
FEE                      0.5000

LOAN                     21377502
LAST_NAME                JEWS
ADDRESS                  1935 W NORTH AVENUE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212170000
 MORT                     $        28,000.00
 BAL                      $        27,914.22
 RATE                       8.8500
 PAI                      $   249.23
 CLTV                     70.000
MATURITY                 160626
FEE                      0.5000

LOAN                     21377536
LAST_NAME                JEWS
ADDRESS                  3103 VIRGINIA AVENUE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212170000
 MORT                     $        28,000.00
 BAL                      $        27,914.22
 RATE                       8.8500
 PAI                      $   249.23
 CLTV                     70.000
MATURITY                 160626
FEE                      0.5000


LOAN                     21377601
LAST_NAME                HAWN
ADDRESS                  724 WARM SPRINGS AVENUE
CITY                     HUNTINGDON
STATE                    PA
ZIP                      166520000
 MORT                     $        52,550.00
 BAL                      $        52,378.59
 RATE                       8.3500
 PAI                      $   451.07
 CLTV                     79.984
MATURITY                 160617
FEE                      0.5000

LOAN                     21377627
LAST_NAME                DUFFIN
ADDRESS                  7713 LEWINSVILLE
CITY                     MC LEAN
STATE                    VA
ZIP                      221010000
 MORT                     $      140,000.00
 BAL                      $      139,844.88
 RATE                       8.9500
 PAI                      $1,121.44
 CLTV                     75.675
MATURITY                 110610
FEE                      0.5000

LOAN                     21377700
LAST_NAME                HART
ADDRESS                  26828 S WILL CENTER RD.
CITY                     MONEE
STATE                    IL
ZIP                      604490000
 MORT                     $      300,000.00
 BAL                      $      299,573.16
 RATE                       9.4000
 PAI                      $2,776.84
 CLTV                     56.603
MATURITY                 160730
FEE                      0.5000

LOAN                     21378138
LAST_NAME                VOGEL
ADDRESS                  555 QUEENSGATE ROAD
CITY                     SPRINGBORO
STATE                    OH
ZIP                      450660000
 MORT                     $      121,000.00
 BAL                      $      120,645.40
 RATE                       9.2000
 PAI                      $1,104.29
 CLTV                     76.825
MATURITY                 160618
FEE                      0.5000

LOAN                     21378310
LAST_NAME                ZAHRAN
ADDRESS                  4705 WAKEWOOD DRIVE
CITY                     GREENSBORO
STATE                    NC
ZIP                      274070000
 MORT                     $        75,200.00
 BAL                      $        75,126.51
 RATE                       9.5500
 PAI                      $   635.07
 CLTV                     80.000
MATURITY                 260612
FEE                      0.5000

LOAN                     21378401
LAST_NAME                OVERTON
ADDRESS                  1134 LOTUS AVENUE
CITY                     ATLANTA
STATE                    GA
ZIP                      303180000
 MORT                     $        40,250.00
 BAL                      $        40,236.71
 RATE                     11.3500
 PAI                      $   394.00
 CLTV                     70.000
MATURITY                 110611
FEE                      0.5000

LOAN                     21378583
LAST_NAME                BOWERS
ADDRESS                  LOT 10 TORTUGA ROAD
CITY                     LITTLE TORC
STATE                    FL
ZIP                      330420000
 MORT                     $        33,700.00
 BAL                      $        33,658.42
 RATE                     10.5000
 PAI                      $   336.46
 CLTV                     52.148
MATURITY                 160708
FEE                      0.5000

LOAN                     21379045
LAST_NAME                JOHNSON
ADDRESS                  677 U STREET
CITY                     SWEDELAND
STATE                    PA
ZIP                      194790000
 MORT                     $        93,100.00
 BAL                      $        92,690.52
 RATE                     11.0500
 PAI                      $1,061.10
 CLTV                     70.000
MATURITY                 110605
FEE                      0.5000

LOAN                     21379128
LAST_NAME                JAYCOX
ADDRESS                  604 MCDANIEL ROAD
CITY                     KINGS MOUNT
STATE                    NC
ZIP                      280860000
 MORT                     $        52,400.00
 BAL                      $        52,125.09
 RATE                       9.7400
 PAI                      $   449.82
 CLTV                     80.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21379136
LAST_NAME                ESTOK
ADDRESS                  2331 RIDGEVIEW ROAD
CITY                     ANNISTON
STATE                    AL
ZIP                      362070000
 MORT                     $      120,000.00
 BAL                      $      119,675.00
 RATE                       8.8500
 PAI                      $1,206.44
 CLTV                     80.000
MATURITY                 110624
FEE                      0.5000

LOAN                     21379334
LAST_NAME                NEWMAN
ADDRESS                  6807 HASTINGS DRIVE
CITY                     CAPITOL HEI
STATE                    MD
ZIP                      207430000
 MORT                     $      100,000.00
 BAL                      $        99,894.82
 RATE                       9.2000
 PAI                      $   819.06
 CLTV                     80.000
MATURITY                 260621
FEE                      0.5000

LOAN                     21379375
LAST_NAME                WALLACE
ADDRESS                  1101 W STAGECOACH TRAIL
CITY                     LAWNDALE
STATE                    NC
ZIP                      280900000
 MORT                     $        25,000.00
 BAL                      $        24,943.46
 RATE                     10.8500
 PAI                      $   281.80
 CLTV                     75.757
MATURITY                 110605
FEE                      0.5000

LOAN                     21379383
LAST_NAME                ANDERSON
ADDRESS                  31 NOOSENECK HILL ROAD
CITY                     RICHMOND
STATE                    RI
ZIP                      028980000
 MORT                     $        97,600.00
 BAL                      $        97,494.73
 RATE                     10.6000
 PAI                      $   900.10
 CLTV                     80.000
MATURITY                 260617
FEE                      0.5000

LOAN                     21379573
LAST_NAME                KUZARO
ADDRESS                  48 RIVERVIEW AVENUE
CITY                     DEEP RIVER
STATE                    CT
ZIP                      064170000
 MORT                     $        42,900.00
 BAL                      $        42,585.47
 RATE                       9.9500
 PAI                      $   459.70
 CLTV                     79.969
MATURITY                 110510
FEE                      0.5000

LOAN                     21379581
LAST_NAME                RAINES
ADDRESS                  1701 RABER ROAD
CITY                     UNIONTOWN
STATE                    OH
ZIP                      446850000
 MORT                     $        70,600.00
 BAL                      $        70,522.95
 RATE                       9.0500
 PAI                      $   570.61
 CLTV                     79.325
MATURITY                 110601
FEE                      0.5000

LOAN                     21379854
LAST_NAME                BLAIR
ADDRESS                  2280 HOLLINSHED AVENUE
CITY                     PENNSAUKEN
STATE                    NJ
ZIP                      081100000
 MORT                     $        56,000.00
 BAL                      $        55,872.35
 RATE                       9.4500
 PAI                      $   520.17
 CLTV                     80.000
MATURITY                 160603
FEE                      0.5000

LOAN                     21379862
LAST_NAME                SHOUSE
ADDRESS                  9190 SHELDON ROAD
CITY                     PLYMOUTH
STATE                    MI
ZIP                      481700000
 MORT                     $        45,000.00
 BAL                      $        44,891.57
 RATE                     11.5500
 PAI                      $   527.12
 CLTV                     62.480
MATURITY                 110717
FEE                      0.5000

LOAN                     21380019
LAST_NAME                JONES
ADDRESS                  273 SEABURY ROAD
CITY                     BOLINGBROOK
STATE                    IL
ZIP                      604400000
 MORT                     $        41,900.00
 BAL                      $        41,800.74
 RATE                     10.2000
 PAI                      $   455.41
 CLTV                     79.945
MATURITY                 110619
FEE                      0.5000

LOAN                     21380043
LAST_NAME                WALLACE
ADDRESS                  10 VIRGINIA DRIVE
CITY                     WASH TWP
STATE                    NJ
ZIP                      080800000
 MORT                     $      156,000.00
 BAL                      $      155,782.20
 RATE                       9.8000
 PAI                      $1,346.02
 CLTV                     80.000
MATURITY                 110502
FEE                      0.5000

LOAN                     21380100
LAST_NAME                CASSIDY
ADDRESS                  29 DONNA DRIVE
CITY                     PEDRICKTOWN
STATE                    NJ
ZIP                      080670000
 MORT                     $        55,600.00
 BAL                      $        55,444.17
 RATE                       8.8000
 PAI                      $   493.12
 CLTV                     72.207
MATURITY                 160613
FEE                      0.5000

LOAN                     21380142
LAST_NAME                BOGAN
ADDRESS                  1523 JOHN GLENN ROAD
CITY                     DAYTON
STATE                    OH
ZIP                      454100000
 MORT                     $        68,000.00
 BAL                      $        67,672.64
 RATE                     10.3000
 PAI                      $   743.27
 CLTV                     79.069
MATURITY                 110529
FEE                      0.5000

LOAN                     21380209
LAST_NAME                BRODERICK
ADDRESS                  50982 TWILIGHT DRIVE
CITY                     ELKHART
STATE                    IN
ZIP                      465140000
 MORT                     $      223,200.00
 BAL                      $      222,520.57
 RATE                       8.9000
 PAI                      $1,993.86
 CLTV                     80.000
MATURITY                 160624
FEE                      0.5000

LOAN                     21380266
LAST_NAME                IVERSON
ADDRESS                  1374 N CELIA WAY
CITY                     LAYTON
STATE                    UT
ZIP                      840410000
 MORT                     $        88,800.00
 BAL                      $        88,405.82
 RATE                       9.1500
 PAI                      $   724.11
 CLTV                     80.000
MATURITY                 110517
FEE                      0.5000

LOAN                     21380506
LAST_NAME                JEFFERSON
ADDRESS                  365 BERGEN AVE
CITY                     JERSEY CITY
STATE                    NJ
ZIP                      073040000
 MORT                     $        25,000.00
 BAL                      $        24,943.46
 RATE                     10.7000
 PAI                      $   279.46
 CLTV                     75.626
MATURITY                 110703
FEE                      0.5000

LOAN                     21380696
LAST_NAME                FLEMING
ADDRESS                  703/5 CENTER AVENUE
CITY                     PITTSBURG
STATE                    PA
ZIP                      152020000
 MORT                     $        63,000.00
 BAL                      $        62,679.06
 RATE                       9.4500
 PAI                      $   655.97
 CLTV                     70.000
MATURITY                 110628
FEE                      0.5000


LOAN                     21380787
LAST_NAME                FETTES
ADDRESS                  186 DAVIS STREET
CITY                     SPRINGFIELD
STATE                    MA
ZIP                      011040000
 MORT                     $        68,000.00
 BAL                      $        67,808.95
 RATE                       9.6000
 PAI                      $   638.30
 CLTV                     80.000
MATURITY                 160605
FEE                      0.5000

LOAN                     21380894
LAST_NAME                HOLMES
ADDRESS                  215 RIDGECREST DRIVE
CITY                     TOLEDO
STATE                    WA
ZIP                      985910000
 MORT                     $        57,000.00
 BAL                      $        56,700.31
 RATE                       9.1000
 PAI                      $   581.53
 CLTV                     54.285
MATURITY                 110614
FEE                      0.5000

LOAN                     21380944
LAST_NAME                MORGAN
ADDRESS                  119 ELM STREET
CITY                     KERNVILLE
STATE                    CA
ZIP                      932380000
 MORT                     $        37,400.00
 BAL                      $        37,037.55
 RATE                       9.1250
 PAI                      $   304.30
 CLTV                     79.958
MATURITY                 110501
FEE                      0.5000

LOAN                     21381074
LAST_NAME                ARMSTRONG
ADDRESS                  1279 ROBIN ROAD
CITY                     YULEE
STATE                    FL
ZIP                      320970000
 MORT                     $        45,000.00
 BAL                      $        44,306.86
 RATE                       9.2500
 PAI                      $   576.15
 CLTV                     54.878
MATURITY                 60607
FEE                      0.5000

LOAN                     21381579
LAST_NAME                VOTAW
ADDRESS                  603 E ILLNOIS STREET
CITY                     WHEATON
STATE                    IL
ZIP                      601870000
 MORT                     $        50,000.00
 BAL                      $        49,948.76
 RATE                     11.9000
 PAI                      $   547.07
 CLTV                     60.495
MATURITY                 160710
FEE                      0.5000

LOAN                     21381587
LAST_NAME                MORRIS
ADDRESS                  414 SOUTH FIRST STREET
CITY                     MOUNT VERNO
STATE                    NY
ZIP                      105500000
 MORT                     $      162,400.00
 BAL                      $      162,059.33
 RATE                       9.2500
 PAI                      $1,336.03
 CLTV                     80.000
MATURITY                 110503
FEE                      0.5000

LOAN                     21381702
LAST_NAME                FABEL
ADDRESS                  15 LAUREL PARK DRIVE
CITY                     LONG POND
STATE                    PA
ZIP                      183340000
 MORT                     $        55,600.00
 BAL                      $        55,451.03
 RATE                       9.9000
 PAI                      $   532.88
 CLTV                     79.428
MATURITY                 160528
FEE                      0.5000

LOAN                     21381801
LAST_NAME                HOAG
ADDRESS                  39135 EMERALDA ISLAND ROA
CITY                     LEESBURG
STATE                    FL
ZIP                      347880000
 MORT                     $        46,500.00
 BAL                      $        46,258.79
 RATE                       9.2500
 PAI                      $   478.58
 CLTV                     63.698
MATURITY                 110612
FEE                      0.5000

LOAN                     21381926
LAST_NAME                KOVALCHEK
ADDRESS                  2 PERSHING STREET
CITY                     WESTFORD
STATE                    MA
ZIP                      018860000
 MORT                     $        28,524.00
 BAL                      $        28,270.85
 RATE                     11.9500
 PAI                      $   408.42
 CLTV                     56.143
MATURITY                 60619
FEE                      0.5000

LOAN                     21382031
LAST_NAME                MCCLENDON
ADDRESS                  425 BLUEBERRY LANE
CITY                     ASHVILLE
STATE                    AL
ZIP                      359530000
 MORT                     $        47,000.00
 BAL                      $        46,943.88
 RATE                     10.7500
 PAI                      $   477.16
 CLTV                     27.167
MATURITY                 160701
FEE                      0.5000

LOAN                     21382056
LAST_NAME                HAGER
ADDRESS                  103 E DOVER DRIVE
CITY                     BESSEMER CI
STATE                    NC
ZIP                      280160000
 MORT                     $        25,000.00
 BAL                      $        25,000.00
 RATE                       9.0000
 PAI                      $   316.69
 CLTV                     62.500
MATURITY                 60820
FEE                      0.5000

LOAN                     21382106
LAST_NAME                EDWARDS
ADDRESS                  708 CHARLOTTE ROAD
CITY                     MYRTLE BEAC
STATE                    SC
ZIP                      295770000
 MORT                     $        39,000.00
 BAL                      $        39,000.00
 RATE                     10.2500
 PAI                      $   425.09
 CLTV                     72.661
MATURITY                 110820
FEE                      0.5000

LOAN                     21382171
LAST_NAME                TELLAS
ADDRESS                  368 NORTH MAIN STREET
CITY                     WOODLAND
STATE                    MI
ZIP                      488970000
 MORT                     $        50,400.00
 BAL                      $        50,169.00
 RATE                       8.9000
 PAI                      $   450.23
 CLTV                     80.000
MATURITY                 160604
FEE                      0.5000

LOAN                     21382361
LAST_NAME                WEST
ADDRESS                  26A DAVENPORT STREET
CITY                     WORCESTER
STATE                    MA
ZIP                      016030000
 MORT                     $        88,800.00
 BAL                      $        88,077.13
 RATE                       8.8000
 PAI                      $   890.14
 CLTV                     80.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21382387
LAST_NAME                ROSENBAUM
ADDRESS                  7631 EAST LINDEN STREET
CITY                     TUCSON
STATE                    AZ
ZIP                      857150000
 MORT                     $        17,500.00
 BAL                      $        17,464.63
 RATE                     11.9000
 PAI                      $   208.91
 CLTV                     84.031
MATURITY                 110708
FEE                      0.5000

LOAN                     21382650
LAST_NAME                LOPEZ
ADDRESS                  284 WILLOW GROVE ROAD
CITY                     STONY POINT
STATE                    NY
ZIP                      109800000
 MORT                     $      168,000.00
 BAL                      $      167,910.12
 RATE                       9.1000
 PAI                      $1,363.88
 CLTV                     80.000
MATURITY                 110625
FEE                      0.5000

LOAN                     21382726
LAST_NAME                GILLESPIE
ADDRESS                  205 ROY JONES LANE
CITY                     CLINTON
STATE                    NC
ZIP                      283290000
 MORT                     $        24,000.00
 BAL                      $        23,742.04
 RATE                     10.0500
 PAI                      $   258.64
 CLTV                     79.922
MATURITY                 110618
FEE                      0.5000

LOAN                     21382767
LAST_NAME                SHEPPARD
ADDRESS                  847 MOHAWK
CITY                     ST JOSEPH
STATE                    MI
ZIP                      490850000
 MORT                     $      116,800.00
 BAL                      $      116,531.54
 RATE                       8.9000
 PAI                      $   931.41
 CLTV                     80.000
MATURITY                 110612
FEE                      0.5000

LOAN                     21383013
LAST_NAME                KOPISCHKE
ADDRESS                  710 BENNETT STREET
CITY                     NORTH MANKA
STATE                    MN
ZIP                      560030000
 MORT                     $        15,000.00
 BAL                      $        14,963.75
 RATE                     10.7000
 PAI                      $   167.68
 CLTV                     79.795
MATURITY                 110626
FEE                      0.5000

LOAN                     21383021
LAST_NAME                HOGAN
ADDRESS                  937 WAMPLER LANE
CITY                     WESTMINSTER
STATE                    MD
ZIP                      211580000
 MORT                     $        88,000.00
 BAL                      $        87,896.23
 RATE                       8.6500
 PAI                      $   686.03
 CLTV                     80.000
MATURITY                 110618
FEE                      0.5000

LOAN                     21383096
LAST_NAME                MATHIAS
ADDRESS                  5004 W MOONFLOWER CIRCLE
CITY                     KEARNS
STATE                    UT
ZIP                      841180000
 MORT                     $        35,262.00
 BAL                      $        35,095.77
 RATE                     10.3000
 PAI                      $   385.43
 CLTV                     79.959
MATURITY                 110610
FEE                      0.5000

LOAN                     21383138
LAST_NAME                ELIOPOULOS
ADDRESS                  148- 150 CHATHAM STREET
CITY                     NEW HAVEN
STATE                    CT
ZIP                      065100000
 MORT                     $        56,000.00
 BAL                      $        55,961.16
 RATE                     11.1500
 PAI                      $   539.66
 CLTV                     70.000
MATURITY                 110530
FEE                      0.5000

LOAN                     21383146
LAST_NAME                LIPE
ADDRESS                  841 ANN STREET
CITY                     FESTUS
STATE                    MO
ZIP                      630280000
 MORT                     $        83,200.00
 BAL                      $        83,107.51
 RATE                     12.0000
 PAI                      $   855.81
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21383484
LAST_NAME                DAVEAU
ADDRESS                  77 VIVIAN AVENUE
CITY                     PAWTUCKET
STATE                    RI
ZIP                      028600000
 MORT                     $        87,200.00
 BAL                      $        87,061.03
 RATE                     10.5500
 PAI                      $   800.92
 CLTV                     73.277
MATURITY                 110430
FEE                      0.5000

LOAN                     21383583
LAST_NAME                JOHNSON
ADDRESS                  2322 CROWLEY WAY
CITY                     LAS VEGAS
STATE                    NV
ZIP                      891220000
 MORT                     $        30,000.00
 BAL                      $        29,932.15
 RATE                     10.7000
 PAI                      $   335.35
 CLTV                     73.140
MATURITY                 110624
FEE                      0.5000

LOAN                     21383591
LAST_NAME                DEFEVERS
ADDRESS                  14251 SW GLENWOOD RD
CITY                     PORT ORCHAR
STATE                    WA
ZIP                      983360000
 MORT                     $        10,000.00
 BAL                      $          9,978.10
 RATE                     11.0500
 PAI                      $   113.98
 CLTV                     50.310
MATURITY                 110705
FEE                      0.5000

LOAN                     21383930
LAST_NAME                AKYEA-NKANSA
ADDRESS                  911 CHURCH LANE
CITY                     YEADON
STATE                    PA
ZIP                      190500000
 MORT                     $        73,600.00
 BAL                      $        73,533.90
 RATE                       9.9500
 PAI                      $   643.18
 CLTV                     80.000
MATURITY                 260705
FEE                      0.5000

LOAN                     21383997
LAST_NAME                CHICK
ADDRESS                  4378 LEHIGH LAUREL LANE
CITY                     DECATUR
STATE                    GA
ZIP                      300340000
 MORT                     $        22,000.00
 BAL                      $        21,967.83
 RATE                     14.4000
 PAI                      $   279.99
 CLTV                     50.162
MATURITY                 160607
FEE                      0.5000

LOAN                     21384169
LAST_NAME                RODRIGUEZ
ADDRESS                  6554 WESTPOINT STREET
CITY                     TAYLOR
STATE                    MI
ZIP                      481800000
 MORT                     $        31,000.00
 BAL                      $        30,666.33
 RATE                       9.0500
 PAI                      $   315.35
 CLTV                     62.000
MATURITY                 110610
FEE                      0.5000

LOAN                     21384680
LAST_NAME                NEELS
ADDRESS                  1822 N. DRAKE
CITY                     CHICAGO
STATE                    IL
ZIP                      606470000
 MORT                     $        35,300.00
 BAL                      $        35,282.81
 RATE                       9.5500
 PAI                      $   298.12
 CLTV                     54.307
MATURITY                 110724
FEE                      0.5000

LOAN                     21384870
LAST_NAME                COPELAND
ADDRESS                  9212 VINELAND CT
CITY                     SEBRING
STATE                    FL
ZIP                      338720000
 MORT                     $        65,600.00
 BAL                      $        65,516.90
 RATE                       8.3000
 PAI                      $   495.14
 CLTV                     80.000
MATURITY                 110605
FEE                      0.5000

LOAN                     21384896
LAST_NAME                WEBSTER
ADDRESS                  29 HILL STREET
CITY                     GLOUSTER
STATE                    OH
ZIP                      457320000
 MORT                     $        17,700.00
 BAL                      $        17,613.44
 RATE                       9.9000
 PAI                      $   189.13
 CLTV                     61.034
MATURITY                 110621
FEE                      0.5000

LOAN                     21384979
LAST_NAME                WINGATE
ADDRESS                  1137 SWAN STREET
CITY                     MELBOURNE
STATE                    FL
ZIP                      329350000
 MORT                     $        34,300.00
 BAL                      $        33,746.60
 RATE                       9.6000
 PAI                      $   360.25
 CLTV                     70.000
MATURITY                 110603
FEE                      0.5000

LOAN                     21385083
LAST_NAME                COOPER
ADDRESS                  124 ARROLLTON DRIVE
CITY                     HAMPTON
STATE                    VA
ZIP                      236660000
 MORT                     $        63,000.00
 BAL                      $        62,824.58
 RATE                       9.6000
 PAI                      $   591.37
 CLTV                     77.777
MATURITY                 160613
FEE                      0.5000

LOAN                     21385166
LAST_NAME                HICKS
ADDRESS                  120 WOODVIEW DRIVE
CITY                     QUAKERTOWN
STATE                    PA
ZIP                      189510000
 MORT                     $      125,000.00
 BAL                      $      124,865.33
 RATE                       9.1000
 PAI                      $1,014.79
 CLTV                     76.687
MATURITY                 110612
FEE                      0.5000

LOAN                     21385224
LAST_NAME                BINGHAM
ADDRESS                  1234 HILL STREET
CITY                     ATLANTA
STATE                    GA
ZIP                      303150000
 MORT                     $        21,700.00
 BAL                      $        21,552.13
 RATE                     10.7500
 PAI                      $   243.25
 CLTV                     42.970
MATURITY                 110522
FEE                      0.5000

LOAN                     21385315
LAST_NAME                CAWLEY
ADDRESS                  19 W RHODE ISLAND AVENUE
CITY                     BEACH HAVEN
STATE                    NJ
ZIP                      080080000
 MORT                     $        68,400.00
 BAL                      $        68,146.40
 RATE                       8.9900
 PAI                      $   614.98
 CLTV                     43.846
MATURITY                 160610
FEE                      0.5000

LOAN                     21385406
LAST_NAME                ORLICK
ADDRESS                  820 MARCY AVENUE
CITY                     STATEN ISLA
STATE                    NY
ZIP                      103090000
 MORT                     $      164,000.00
 BAL                      $      163,636.87
 RATE                       8.9900
 PAI                      $1,318.41
 CLTV                     58.571
MATURITY                 110429
FEE                      0.5000

LOAN                     21385786
LAST_NAME                MATTHEWS
ADDRESS                  63 105TH LANE NW
CITY                     COON RAPIDS
STATE                    MN
ZIP                      554480000
 MORT                     $        88,800.00
 BAL                      $        88,565.33
 RATE                       9.0000
 PAI                      $   900.67
 CLTV                     80.000
MATURITY                 110722
FEE                      0.5000

LOAN                     21385935
LAST_NAME                SAULTER
ADDRESS                  827 COTTON PLACE
CITY                     RALEIGH
STATE                    NC
ZIP                      276010000
 MORT                     $        53,360.00
 BAL                      $        53,073.07
 RATE                       8.8500
 PAI                      $   536.47
 CLTV                     80.000
MATURITY                 110621
FEE                      0.5000

LOAN                     21385968
LAST_NAME                FRANCIS
ADDRESS                  7 SHERBROOKE DRIVE
CITY                     DOVER
STATE                    MA
ZIP                      020300000
 MORT                     $        66,320.00
 BAL                      $        65,997.15
 RATE                       9.9500
 PAI                      $   710.66
 CLTV                     79.584
MATURITY                 110603
FEE                      0.5000

LOAN                     21385984
LAST_NAME                BATASTINI
ADDRESS                  121 CARTER STREET
CITY                     TEWKSBURY
STATE                    MA
ZIP                      018760000
 MORT                     $      143,000.00
 BAL                      $      142,575.56
 RATE                       9.1000
 PAI                      $1,295.82
 CLTV                     79.888
MATURITY                 160607
FEE                      0.5000

LOAN                     21386081
LAST_NAME                GREENE
ADDRESS                  189 IVY STREET
CITY                     PROVIDENCE
STATE                    RI
ZIP                      029060000
 MORT                     $        56,500.00
 BAL                      $        56,332.30
 RATE                       9.1000
 PAI                      $   511.99
 CLTV                     46.694
MATURITY                 160612
FEE                      0.5000

LOAN                     21386115
LAST_NAME                SMITHZER
ADDRESS                  398 SPANISH DRIVE
CITY                     BOWMAN
STATE                    SC
ZIP                      290180000
 MORT                     $        34,000.00
 BAL                      $        33,963.86
 RATE                       9.1500
 PAI                      $   277.25
 CLTV                     65.384
MATURITY                 110605
FEE                      0.5000

LOAN                     21386230
LAST_NAME                LAGASSE
ADDRESS                  29 WAYNE STREET
CITY                     WARWICK
STATE                    RI
ZIP                      028890000
 MORT                     $        25,000.00
 BAL                      $        24,768.17
 RATE                       9.1000
 PAI                      $   255.06
 CLTV                     23.809
MATURITY                 110528
FEE                      0.5000

LOAN                     21386297
LAST_NAME                MCKAY
ADDRESS                  166 RIDGE STREET
CITY                     SMITHFIELD
STATE                    RI
ZIP                      029170000
 MORT                     $        56,100.00
 BAL                      $        56,069.98
 RATE                       9.1000
 PAI                      $   455.44
 CLTV                     43.153
MATURITY                 110617
FEE                      0.5000

LOAN                     21386354
LAST_NAME                CROMEENES
ADDRESS                  170 TOWN STREET
CITY                     EAST HADDAM
STATE                    CT
ZIP                      064230000
 MORT                     $        35,500.00
 BAL                      $        35,471.67
 RATE                     10.5000
 PAI                      $   324.74
 CLTV                     23.666
MATURITY                 110603
FEE                      0.5000

LOAN                     21386362
LAST_NAME                NARDOZZI
ADDRESS                  204 APPLE STREET
CITY                     DUNMORE
STATE                    PA
ZIP                      185120000
 MORT                     $        97,000.00
 BAL                      $        96,590.17
 RATE                       9.1000
 PAI                      $   878.99
 CLTV                     76.078
MATURITY                 160626
FEE                      0.5000

LOAN                     21386420
LAST_NAME                GOODALE
ADDRESS                  42 ALTON PLACE
CITY                     BROOKLINE
STATE                    MA
ZIP                      021460000
 MORT                     $      345,000.00
 BAL                      $      344,387.69
 RATE                       8.6500
 PAI                      $2,689.52
 CLTV                     78.409
MATURITY                 110426
FEE                      0.5000

LOAN                     21386453
LAST_NAME                PETRECCIA
ADDRESS                  27 NICOLE DRIVE
CITY                     WEST WARWIC
STATE                    RI
ZIP                      028930000
 MORT                     $      176,000.00
 BAL                      $      175,643.34
 RATE                       8.0000
 PAI                      $1,291.43
 CLTV                     80.000
MATURITY                 110429
FEE                      0.5000

LOAN                     21386461
LAST_NAME                GARCIA
ADDRESS                  3008 SOUTH BREEZE DRIVE
CITY                     MAGNA
STATE                    UT
ZIP                      840420000
 MORT                     $        72,500.00
 BAL                      $        72,308.41
 RATE                       9.0000
 PAI                      $   583.36
 CLTV                     75.520
MATURITY                 110701
FEE                      0.5000

LOAN                     21386503
LAST_NAME                BENNETT
ADDRESS                   BOX 159
CITY                     PINNACLE
STATE                    NC
ZIP                      270430000
 MORT                     $        14,000.00
 BAL                      $        13,910.85
 RATE                     11.6000
 PAI                      $   224.48
 CLTV                     70.919
MATURITY                 40709
FEE                      0.5000

LOAN                     21387048
LAST_NAME                BREEDEN
ADDRESS                  936 TILLMAN LANE
CITY                     GARDNERVILL
STATE                    NV
ZIP                      894100000
 MORT                     $        25,600.00
 BAL                      $        25,490.00
 RATE                     11.3000
 PAI                      $   295.81
 CLTV                     79.972
MATURITY                 110604
FEE                      0.5000

LOAN                     21387071
LAST_NAME                PETERS
ADDRESS                  1907 GLENROSE DRIVE
CITY                     FAIRBORN
STATE                    OH
ZIP                      453240000
 MORT                     $        96,000.00
 BAL                      $        95,707.76
 RATE                       8.9000
 PAI                      $   857.58
 CLTV                     80.000
MATURITY                 160604
FEE                      0.5000

LOAN                     21387402
LAST_NAME                WEEMS
ADDRESS                  1222 MADISON STREET
CITY                     ANNAPOLIS
STATE                    MD
ZIP                      214030000
 MORT                     $      103,000.00
 BAL                      $      102,894.99
 RATE                       9.3500
 PAI                      $   854.84
 CLTV                     79.536
MATURITY                 260618
FEE                      0.5000

LOAN                     21387436
LAST_NAME                INGRAM
ADDRESS                  7617 RIVER ROAD
CITY                     PENNSAUKEN
STATE                    NJ
ZIP                      081100000
 MORT                     $        56,500.00
 BAL                      $        56,073.02
 RATE                       8.9900
 PAI                      $   572.73
 CLTV                     78.472
MATURITY                 110525
FEE                      0.5000

LOAN                     21387501
LAST_NAME                TRELOAR
ADDRESS                  937 NORTH HIGH STREET
CITY                     EAST HAVEN
STATE                    CT
ZIP                      065120000
 MORT                     $        99,000.00
 BAL                      $        98,883.29
 RATE                       8.6500
 PAI                      $   771.78
 CLTV                     79.838
MATURITY                 110618
FEE                      0.5000

LOAN                     21387725
LAST_NAME                MOFFITT
ADDRESS                  13902 HILLCREST DRIVE
CITY                     RIVERVIEW
STATE                    FL
ZIP                      335690000
 MORT                     $        35,200.00
 BAL                      $        35,111.02
 RATE                     10.3500
 PAI                      $   347.90
 CLTV                     80.000
MATURITY                 160605
FEE                      0.5000

LOAN                     21387766
LAST_NAME                BRYAN
ADDRESS                  2621 /2621A WILLAMETTE AV
CITY                     COLORADO SP
STATE                    CO
ZIP                      809090000
 MORT                     $        55,300.00
 BAL                      $        55,155.82
 RATE                       9.1500
 PAI                      $   565.84
 CLTV                     70.000
MATURITY                 110624
FEE                      0.5000

LOAN                     21387782
LAST_NAME                DOLBOW
ADDRESS                  1406 SPIEGLE LANE
CITY                     WEST DEPTFO
STATE                    NJ
ZIP                      080930000
 MORT                     $        68,000.00
 BAL                      $        67,883.15
 RATE                       9.9000
 PAI                      $   651.72
 CLTV                     76.404
MATURITY                 160614
FEE                      0.5000

LOAN                     21387840
LAST_NAME                RICHARDSON
ADDRESS                  1489 COURT HOUSE ROAD
CITY                     LOUISA
STATE                    VA
ZIP                      231170000
 MORT                     $      152,000.00
 BAL                      $      151,780.95
 RATE                       9.3000
 PAI                      $1,397.05
 CLTV                     80.000
MATURITY                 160717
FEE                      0.5000

LOAN                     21387857
LAST_NAME                KONTOS
ADDRESS                  139 NEBRASKA CIRCLE
CITY                     SEBASTIAN
STATE                    FL
ZIP                      329580000
 MORT                     $        60,000.00
 BAL                      $        59,554.03
 RATE                       9.8000
 PAI                      $   637.45
 CLTV                     64.516
MATURITY                 110529
FEE                      0.5000

LOAN                     21388046
LAST_NAME                JOERGER
ADDRESS                  9 ST. ANDREWS COURT
CITY                     OLD WESTBUR
STATE                    NY
ZIP                      115680000
 MORT                     $      190,600.00
 BAL                      $      189,799.96
 RATE                     11.5500
 PAI                      $2,232.64
 CLTV                     69.990
MATURITY                 110617
FEE                      0.5000

LOAN                     21388178
LAST_NAME                GUESS
ADDRESS                  400 POTOMAC VALLEY DRIVE
CITY                     FT WASHINGT
STATE                    MD
ZIP                      207440000
 MORT                     $        30,000.00
 BAL                      $        29,868.04
 RATE                     11.0500
 PAI                      $   341.93
 CLTV                     34.165
MATURITY                 110610
FEE                      0.5000

LOAN                     21388210
LAST_NAME                PICCOLI
ADDRESS                  1696 CHALKSTONE AVENUE
CITY                     PROVIDENCE
STATE                    RI
ZIP                      029090000
 MORT                     $        10,000.00
 BAL                      $          9,920.80
 RATE                       9.1000
 PAI                      $   102.03
 CLTV                     14.492
MATURITY                 110529
FEE                      0.5000

LOAN                     21388301
LAST_NAME                MAAHS
ADDRESS                  2217 LODI STREET
CITY                     SYRACUSE
STATE                    NY
ZIP                      132080000
 MORT                     $        46,200.00
 BAL                      $        46,153.87
 RATE                       9.4500
 PAI                      $   386.80
 CLTV                     70.000
MATURITY                 110628
FEE                      0.5000

LOAN                     21388624
LAST_NAME                GAMBINO
ADDRESS                  47 MAYFIELD DRIVE
CITY                     MASTIC BEAC
STATE                    NY
ZIP                      119510000
 MORT                     $        65,000.00
 BAL                      $        64,021.01
 RATE                       9.6500
 PAI                      $   846.44
 CLTV                     57.522
MATURITY                 60521
FEE                      0.5000

LOAN                     21388657
LAST_NAME                BAUGH
ADDRESS                  107 E CLINTON
CITY                     HOBBS
STATE                    NM
ZIP                      882400000
 MORT                     $        19,000.00
 BAL                      $        18,796.30
 RATE                       9.3000
 PAI                      $   243.78
 CLTV                     76.000
MATURITY                 60617
FEE                      0.5000

LOAN                     21388780
LAST_NAME                JOHNSON
ADDRESS                  3581 EVERNIA STREET
CITY                     ST AUGUSTIN
STATE                    FL
ZIP                      320950000
 MORT                     $        42,000.00
 BAL                      $        41,982.76
 RATE                     10.3500
 PAI                      $   379.49
 CLTV                     77.777
MATURITY                 260619
FEE                      0.5000

LOAN                     21388806
LAST_NAME                TRUNFIO
ADDRESS                  735 HATFIELD COURT
CITY                     WALDORF
STATE                    MD
ZIP                      206020000
 MORT                     $        35,000.00
 BAL                      $        34,759.28
 RATE                     10.6500
 PAI                      $   390.16
 CLTV                     67.808
MATURITY                 110502
FEE                      0.5000

LOAN                     21388814
LAST_NAME                GORDER
ADDRESS                  4440 S 5500 W
CITY                     HOOPER
STATE                    UT
ZIP                      843150000
 MORT                     $        42,731.00
 BAL                      $        42,543.92
 RATE                     11.1000
 PAI                      $   488.37
 CLTV                     80.000
MATURITY                 110611
FEE                      0.5000

LOAN                     21388905
LAST_NAME                BUTLER
ADDRESS                  7561 GUNTER ROAD
CITY                     PENSACOLA
STATE                    FL
ZIP                      325260000
 MORT                     $        17,000.00
 BAL                      $        16,962.78
 RATE                     11.0500
 PAI                      $   193.76
 CLTV                     42.734
MATURITY                 110724
FEE                      0.5000

LOAN                     21388921
LAST_NAME                FRITTS
ADDRESS                  5417 EAST 61ST WAY
CITY                     COMMERCE CI
STATE                    CO
ZIP                      800220000
 MORT                     $        60,800.00
 BAL                      $        60,608.99
 RATE                       8.6500
 PAI                      $   533.43
 CLTV                     80.000
MATURITY                 160617
FEE                      0.5000

LOAN                     21388954
LAST_NAME                HERNDON
ADDRESS                  678 WHITE CHAPPEL ROAD
CITY                     CARRIERE
STATE                    MS
ZIP                      394260000
 MORT                     $        35,200.00
 BAL                      $        35,120.39
 RATE                     10.7000
 PAI                      $   393.48
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21389093
LAST_NAME                WILSON
ADDRESS                  186 KINGSTON AVENUE
CITY                     S FLORAL PK
STATE                    NY
ZIP                      110010000
 MORT                     $        45,000.00
 BAL                      $        44,808.87
 RATE                       9.5000
 PAI                      $   419.46
 CLTV                     24.590
MATURITY                 160501
FEE                      0.5000

LOAN                     21389119
LAST_NAME                BYRD
ADDRESS                  333 PLEASANT AVENUE
CITY                     MICHIGAN CI
STATE                    IN
ZIP                      463600000
 MORT                     $        36,000.00
 BAL                      $        35,890.42
 RATE                       8.9000
 PAI                      $   321.59
 CLTV                     80.000
MATURITY                 160618
FEE                      0.5000

LOAN                     21389127
LAST_NAME                JENNINGS
ADDRESS                  6860 BATTLE MOUNTAIN ROAD
CITY                     COLORADO SP
STATE                    CO
ZIP                      809220000
 MORT                     $        17,400.00
 BAL                      $        17,367.73
 RATE                     12.8000
 PAI                      $   217.87
 CLTV                     79.877
MATURITY                 110715
FEE                      0.5000

LOAN                     21389200
LAST_NAME                RANDOLPH
ADDRESS                  4040 SCHOONER TRAIL
CITY                     CHESAPEAKE
STATE                    VA
ZIP                      233210000
 MORT                     $        22,000.00
 BAL                      $        21,871.42
 RATE                       9.3500
 PAI                      $   227.75
 CLTV                     58.666
MATURITY                 110730
FEE                      0.5000

LOAN                     21389457
LAST_NAME                GARZA
ADDRESS                  903 LOA STREET
CITY                     LANSING
STATE                    MI
ZIP                      489100000
 MORT                     $        69,600.00
 BAL                      $        69,388.12
 RATE                       8.9000
 PAI                      $   621.75
 CLTV                     80.000
MATURITY                 160617
FEE                      0.5000

LOAN                     21389473
LAST_NAME                ANDERSON
ADDRESS                  357 REYNOLDS AVENUE
CITY                     BELLEFONTE
STATE                    PA
ZIP                      168230000
 MORT                     $        21,000.00
 BAL                      $        20,950.49
 RATE                     10.2500
 PAI                      $   228.89
 CLTV                     39.252
MATURITY                 110717
FEE                      0.5000

LOAN                     21389564
LAST_NAME                NICOLELLI
ADDRESS                  20 CHERRY LANE
CITY                     WEST HAVEN
STATE                    CT
ZIP                      065160000
 MORT                     $        86,000.00
 BAL                      $        85,751.03
 RATE                       8.8000
 PAI                      $   679.64
 CLTV                     79.629
MATURITY                 110701
FEE                      0.5000

LOAN                     21389903
LAST_NAME                KHAN
ADDRESS                  446 WINTHROP AVENUE
CITY                     GLENDALE HE
STATE                    IL
ZIP                      601390000
 MORT                     $        22,000.00
 BAL                      $        21,843.65
 RATE                     11.6000
 PAI                      $   258.41
 CLTV                     79.663
MATURITY                 110624
FEE                      0.5000

LOAN                     21390042
LAST_NAME                VICI
ADDRESS                  711 OUTLOOK AVE
CITY                     NORTH BABYL
STATE                    NY
ZIP                      117040000
 MORT                     $        27,800.00
 BAL                      $        27,515.78
 RATE                       9.5000
 PAI                      $   290.30
 CLTV                     79.986
MATURITY                 110423
FEE                      0.5000

LOAN                     21390067
LAST_NAME                HANSEN
ADDRESS                  4537 BARTON DRIVE
CITY                     SARASOTA
STATE                    FL
ZIP                      342320000
 MORT                     $        68,000.00
 BAL                      $        67,934.92
 RATE                       9.6500
 PAI                      $   579.24
 CLTV                     80.000
MATURITY                 260607
FEE                      0.5000

LOAN                     21390224
LAST_NAME                JOHNSON
ADDRESS                  6419 DORMIL CT
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322440000
 MORT                     $        19,000.00
 BAL                      $        18,535.81
 RATE                       9.2500
 PAI                      $   243.27
 CLTV                     42.222
MATURITY                 60530
FEE                      0.5000

LOAN                     21390273
LAST_NAME                REDICK
ADDRESS                  18 NEURYS LANE
CITY                     NEWARK
STATE                    DE
ZIP                      197020000
 MORT                     $        89,600.00
 BAL                      $        89,507.70
 RATE                       9.3000
 PAI                      $   740.37
 CLTV                     80.000
MATURITY                 110625
FEE                      0.5000

LOAN                     21390281
LAST_NAME                SEAY
ADDRESS                  3008 46TH STREET
CITY                     TAMPA
STATE                    FL
ZIP                      336950000
 MORT                     $        53,200.00
 BAL                      $        53,147.45
 RATE                       9.5000
 PAI                      $   447.34
 CLTV                     80.000
MATURITY                 260621
FEE                      0.5000

LOAN                     21390307
LAST_NAME                STULPIN
ADDRESS                  45 SOUTH MILLER AVENUE
CITY                     CARNEYS POI
STATE                    NJ
ZIP                      080690000
 MORT                     $        58,500.00
 BAL                      $        58,394.33
 RATE                       9.9900
 PAI                      $   564.16
 CLTV                     73.125
MATURITY                 160604
FEE                      0.5000

LOAN                     21390349
LAST_NAME                GALLINARI
ADDRESS                  1751 NEW BEDFORD ROAD
CITY                     WALL
STATE                    NJ
ZIP                      077190000
 MORT                     $      147,000.00
 BAL                      $      146,546.84
 RATE                       8.8000
 PAI                      $1,303.75
 CLTV                     65.625
MATURITY                 160705
FEE                      0.5000

LOAN                     21390430
LAST_NAME                SMITH
ADDRESS                  218 E PEARL STREET
CITY                     BURLINGTON
STATE                    NJ
ZIP                      080160000
 MORT                     $        41,000.00
 BAL                      $        40,832.54
 RATE                       9.5000
 PAI                      $   382.18
 CLTV                     70.689
MATURITY                 160627
FEE                      0.5000

LOAN                     21390455
LAST_NAME                JOHNSON
ADDRESS                  207 EAST NIPPINO TRAIL
CITY                     NOKOMIS
STATE                    FL
ZIP                      342750000
 MORT                     $        59,200.00
 BAL                      $        59,177.70
 RATE                     10.7500
 PAI                      $   552.63
 CLTV                     80.000
MATURITY                 260701
FEE                      0.5000

LOAN                     21390471
LAST_NAME                MILLER
ADDRESS                  460 FOREST LAWN BOULEVARD
CITY                     CITY OF MAR
STATE                    OH
ZIP                      433020000
 MORT                     $        16,000.00
 BAL                      $        16,000.00
 RATE                     10.7000
 PAI                      $   178.86
 CLTV                     73.304
MATURITY                 110726
FEE                      0.5000

LOAN                     21390554
LAST_NAME                ARROWOOD
ADDRESS                  204 PINE AVENUE
CITY                     SPRUCE PINE
STATE                    NC
ZIP                      287770000
 MORT                     $        61,200.00
 BAL                      $        61,001.97
 RATE                       8.8500
 PAI                      $   544.75
 CLTV                     80.000
MATURITY                 160625
FEE                      0.5000

LOAN                     21390562
LAST_NAME                CONSTINE
ADDRESS                  201 HEMPSTEAD PLACE
CITY                     CHARLOTTE
STATE                    NC
ZIP                      282070000
 MORT                     $      336,000.00
 BAL                      $      335,843.24
 RATE                       9.7500
 PAI                      $2,886.76
 CLTV                     71.489
MATURITY                 110701
FEE                      0.5000

LOAN                     21390653
LAST_NAME                CORREA
ADDRESS                   MYRTLE AVENUE
CITY                     GREENWOOD L
STATE                    NY
ZIP                      109250000
 MORT                     $      304,000.00
 BAL                      $      304,000.00
 RATE                       9.0000
 PAI                      $2,446.06
 CLTV                     80.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21390729
LAST_NAME                COTHREN
ADDRESS                   ROUTE 1 BOX 1020
CITY                     STATE ROAD
STATE                    NC
ZIP                      286760000
 MORT                     $        50,000.00
 BAL                      $        49,871.40
 RATE                       9.3000
 PAI                      $   516.10
 CLTV                     77.760
MATURITY                 110603
FEE                      0.5000

LOAN                     21390869
LAST_NAME                BURRELL
ADDRESS                  1514 N 35TH STREET
CITY                     RICHMOND
STATE                    VA
ZIP                      232230000
 MORT                     $        30,100.00
 BAL                      $        29,965.75
 RATE                     10.9000
 PAI                      $   340.23
 CLTV                     70.000
MATURITY                 110506
FEE                      0.5000

LOAN                     21390992
LAST_NAME                MCLAUGHLIN
ADDRESS                  67 GERARD ROAD
CITY                     NORWELL
STATE                    MA
ZIP                      020610000
 MORT                     $        80,000.00
 BAL                      $        79,567.92
 RATE                       8.8000
 PAI                      $   801.93
 CLTV                     44.444
MATURITY                 110617
FEE                      0.5000

LOAN                     21391057
LAST_NAME                THOMAS
ADDRESS                  27410 YALAHA CUTOFF ROAD
CITY                     YALAHA
STATE                    FL
ZIP                      347970000
 MORT                     $        61,500.00
 BAL                      $        61,435.98
 RATE                       9.2500
 PAI                      $   505.95
 CLTV                     75.000
MATURITY                 110607
FEE                      0.5000

LOAN                     21391123
LAST_NAME                POOLE
ADDRESS                  621 NORTH 77TH STREET
CITY                     PENSACOLA
STATE                    FL
ZIP                      325060000
 MORT                     $        24,100.00
 BAL                      $        24,100.00
 RATE                       9.6000
 PAI                      $   226.23
 CLTV                     45.471
MATURITY                 160730
FEE                      0.5000

LOAN                     21391206
LAST_NAME                LIDEY
ADDRESS                  3719 RHONEY FARM ROAD
CITY                     VALE
STATE                    NC
ZIP                      281680000
 MORT                     $        53,600.00
 BAL                      $        53,323.21
 RATE                       9.3000
 PAI                      $   553.26
 CLTV                     80.000
MATURITY                 110610
FEE                      0.5000

LOAN                     21391339
LAST_NAME                HARVEY
ADDRESS                  5812 CROWN STREET
CITY                     CAPITOL HEI
STATE                    MD
ZIP                      207430000
 MORT                     $        86,400.00
 BAL                      $        86,283.40
 RATE                       9.9900
 PAI                      $   757.59
 CLTV                     80.000
MATURITY                 260430
FEE                      0.5000

LOAN                     21391370
LAST_NAME                HORVATH
ADDRESS                  30 BRADLEY CIR. PAR 1
CITY                     HILTON HEAD
STATE                    SC
ZIP                      299280000
 MORT                     $      150,000.00
 BAL                      $      149,955.62
 RATE                     11.8500
 PAI                      $1,525.63
 CLTV                     60.000
MATURITY                 110716
FEE                      0.5000

LOAN                     21391404
LAST_NAME                JENKINS
ADDRESS                  1507 AVENUE G
CITY                     FT PIERCE
STATE                    FL
ZIP                      349500000
 MORT                     $        56,800.00
 BAL                      $        56,631.41
 RATE                       9.1000
 PAI                      $   514.71
 CLTV                     80.000
MATURITY                 160624
FEE                      0.5000

LOAN                     21391461
LAST_NAME                LYLES-BROWN
ADDRESS                  20 W BETHEL STREET
CITY                     HAGERSTOWN
STATE                    MD
ZIP                      217400000
 MORT                     $        30,000.00
 BAL                      $        29,783.03
 RATE                     10.1000
 PAI                      $   324.22
 CLTV                     57.142
MATURITY                 110426
FEE                      0.5000

LOAN                     21391701
LAST_NAME                ACKNER
ADDRESS                  57 VARVILLE ROAD
CITY                     GRAFTON
STATE                    NY
ZIP                      121380000
 MORT                     $        90,400.00
 BAL                      $        89,661.62
 RATE                       8.7500
 PAI                      $   903.51
 CLTV                     80.000
MATURITY                 110508
FEE                      0.5000

LOAN                     21392006
LAST_NAME                SPRIGGS
ADDRESS                  210 WEST SELDEN STREET
CITY                     BOSTON
STATE                    MA
ZIP                      021260000
 MORT                     $      100,900.00
 BAL                      $      100,842.57
 RATE                       9.8500
 PAI                      $   874.31
 CLTV                     78.828
MATURITY                 260603
FEE                      0.5000

LOAN                     21392055
LAST_NAME                CONSIGLIO
ADDRESS                  38 SECOND AVE
CITY                     EAST HAVEN
STATE                    CT
ZIP                      065120000
 MORT                     $        88,000.00
 BAL                      $        87,854.43
 RATE                       8.9900
 PAI                      $   707.44
 CLTV                     80.000
MATURITY                 110429
FEE                      0.5000

LOAN                     21392220
LAST_NAME                RAYFIELD
ADDRESS                  21 LARRY DRIVE
CITY                     COMMACK
STATE                    NY
ZIP                      117250000
 MORT                     $      128,000.00
 BAL                      $      127,764.93
 RATE                       8.5000
 PAI                      $   984.21
 CLTV                     80.000
MATURITY                 260430
FEE                      0.5000

LOAN                     21392345
LAST_NAME                COPE
ADDRESS                  21 GATE LANE
CITY                     LEVITTOWN
STATE                    PA
ZIP                      190550000
 MORT                     $        70,200.00
 BAL                      $        70,043.27
 RATE                       8.9500
 PAI                      $   562.33
 CLTV                     62.678
MATURITY                 110430
FEE                      0.5000

LOAN                     21392394
LAST_NAME                KELLER
ADDRESS                  8 CONKLIN ROAD
CITY                     WARWICK
STATE                    NY
ZIP                      109900000
 MORT                     $        33,000.00
 BAL                      $        32,787.83
 RATE                     10.7000
 PAI                      $   368.89
 CLTV                     75.958
MATURITY                 110716
FEE                      0.5000

LOAN                     21392634
LAST_NAME                DETOMMASO
ADDRESS                  28 OAK STREET
CITY                     NESCONSET
STATE                    NY
ZIP                      117670000
 MORT                     $        93,000.00
 BAL                      $        92,560.18
 RATE                       8.6500
 PAI                      $   815.93
 CLTV                     55.357
MATURITY                 160430
FEE                      0.5000

LOAN                     21392717
LAST_NAME                PEZZA
ADDRESS                  326 NAMQUID DRIVE
CITY                     WARWICK
STATE                    RI
ZIP                      028880000
 MORT                     $        14,700.00
 BAL                      $        14,628.44
 RATE                       9.9500
 PAI                      $   157.52
 CLTV                     66.591
MATURITY                 110621
FEE                      0.5000

LOAN                     21392790
LAST_NAME                STUCKLEY,III
ADDRESS                  132 BRIDGE STREET
CITY                     LEHIGHTON
STATE                    PA
ZIP                      182350000
 MORT                     $        54,400.00
 BAL                      $        54,311.12
 RATE                       9.0500
 PAI                      $   439.68
 CLTV                     80.000
MATURITY                 110513
FEE                      0.5000

LOAN                     21392832
LAST_NAME                NEWMAN
ADDRESS                  1350 NORTH ZOAR ROAD
CITY                     SUMTER
STATE                    SC
ZIP                      291530000
 MORT                     $        33,600.00
 BAL                      $        33,513.58
 RATE                       9.3000
 PAI                      $   346.82
 CLTV                     76.363
MATURITY                 110703
FEE                      0.5000

LOAN                     21392899
LAST_NAME                HULL
ADDRESS                  13419 OLD STAGE ROAD
CITY                     CHESTER
STATE                    VA
ZIP                      238310000
 MORT                     $        55,200.00
 BAL                      $        54,878.89
 RATE                       8.9900
 PAI                      $   496.30
 CLTV                     80.000
MATURITY                 160430
FEE                      0.5000

LOAN                     21393194
LAST_NAME                KABOLY
ADDRESS                  8445 AIRPORT ROAD
CITY                     BATH
STATE                    PA
ZIP                      180140000
 MORT                     $        85,000.00
 BAL                      $        84,842.11
 RATE                       8.9900
 PAI                      $   683.32
 CLTV                     57.627
MATURITY                 110430
FEE                      0.5000

LOAN                     21393202
LAST_NAME                WALKER
ADDRESS                  1280 NORTH AVENUE NW
CITY                     ATLANTA
STATE                    GA
ZIP                      303180000
 MORT                     $        51,000.00
 BAL                      $        50,866.84
 RATE                     10.1000
 PAI                      $   495.55
 CLTV                     76.119
MATURITY                 160612
FEE                      0.5000

LOAN                     21393368
LAST_NAME                FIGLER
ADDRESS                  12163 101ST AVENUE NORTH
CITY                     SEMINOLE
STATE                    FL
ZIP                      346420000
 MORT                     $        20,000.00
 BAL                      $        19,983.13
 RATE                     10.2500
 PAI                      $   179.23
 CLTV                     14.285
MATURITY                 110612
FEE                      0.5000

LOAN                     21393376
LAST_NAME                IRBY
ADDRESS                  2002 TIERRA DRIVE
CITY                     SARALAND
STATE                    AL
ZIP                      365710000
 MORT                     $        74,400.00
 BAL                      $        74,172.08
 RATE                       8.8500
 PAI                      $   662.24
 CLTV                     80.000
MATURITY                 160628
FEE                      0.5000

LOAN                     21393384
LAST_NAME                STEWART
ADDRESS                  26 PLEASANT STREET
CITY                     LINCOLN
STATE                    RI
ZIP                      028650000
 MORT                     $        88,000.00
 BAL                      $        87,879.70
 RATE                       9.9000
 PAI                      $   765.77
 CLTV                     80.000
MATURITY                 110529
FEE                      0.5000

LOAN                     21393442
LAST_NAME                HADLOCK
ADDRESS                  61 PRIVATE ROAD 727
CITY                     BAYVIEW
STATE                    NC
ZIP                      278080000
 MORT                     $        63,000.00
 BAL                      $        62,807.01
 RATE                       8.8500
 PAI                      $   560.77
 CLTV                     66.315
MATURITY                 160620
FEE                      0.5000

LOAN                     21393483
LAST_NAME                TIFFANY
ADDRESS                  26 ATTAWAN ROAD
CITY                     NIANTIC
STATE                    CT
ZIP                      063570000
 MORT                     $        80,000.00
 BAL                      $        79,836.08
 RATE                       9.7500
 PAI                      $   687.33
 CLTV                     80.000
MATURITY                 110503
FEE                      0.5000

LOAN                     21393608
LAST_NAME                MUELLER
ADDRESS                  612 ECHO LANE
CITY                     COLORADO SP
STATE                    CO
ZIP                      809040000
 MORT                     $        38,000.00
 BAL                      $        37,359.71
 RATE                       9.4500
 PAI                      $   318.14
 CLTV                     44.705
MATURITY                 110625
FEE                      0.5000

LOAN                     21393723
LAST_NAME                STEELE
ADDRESS                  2659 GLORIA DRIVE
CITY                     WEST LINN
STATE                    OR
ZIP                      970680000
 MORT                     $        45,000.00
 BAL                      $        45,000.00
 RATE                     11.9000
 PAI                      $   492.36
 CLTV                     71.653
MATURITY                 160724
FEE                      0.5000

LOAN                     21393731
LAST_NAME                MCCORMICK
ADDRESS                  21 1/2 CEDAR STREET
CITY                     SARANAC LAK
STATE                    NY
ZIP                      129830000
 MORT                     $        41,650.00
 BAL                      $        41,628.30
 RATE                       9.9500
 PAI                      $   367.05
 CLTV                     70.000
MATURITY                 110712
FEE                      0.5000

LOAN                     21393749
LAST_NAME                TURNER
ADDRESS                  6071 HIGHLAND CIRCLE NORT
CITY                     MOBILE
STATE                    AL
ZIP                      366080000
 MORT                     $        64,000.00
 BAL                      $        63,828.56
 RATE                       8.8500
 PAI                      $   643.44
 CLTV                     80.000
MATURITY                 110708
FEE                      0.5000

LOAN                     21393780
LAST_NAME                BERRY
ADDRESS                  723 ROEDER STREET
CITY                     MONROE
STATE                    MI
ZIP                      481610000
 MORT                     $        61,600.00
 BAL                      $        61,412.48
 RATE                       8.9000
 PAI                      $   550.28
 CLTV                     80.000
MATURITY                 160628
FEE                      0.5000

LOAN                     21393806
LAST_NAME                WHITMER
ADDRESS                  1440 SOUTH CHICAGO AVENUE
CITY                     FREEPORT
STATE                    IL
ZIP                      640320000
 MORT                     $        52,000.00
 BAL                      $        51,729.76
 RATE                       8.9000
 PAI                      $   655.91
 CLTV                     80.000
MATURITY                 60718
FEE                      0.5000

LOAN                     21393905
LAST_NAME                SKAFGAARD
ADDRESS                  18308 HICKORY STREET
CITY                     LANSING
STATE                    IL
ZIP                      604380000
 MORT                     $        86,000.00
 BAL                      $        85,813.61
 RATE                       9.2500
 PAI                      $   707.51
 CLTV                     68.800
MATURITY                 260501
FEE                      0.5000

LOAN                     21393962
LAST_NAME                REDITT
ADDRESS                  1551 PINEWOOD AVENUE
CITY                     TOLEDO
STATE                    OH
ZIP                      436070000
 MORT                     $        42,400.00
 BAL                      $        42,270.92
 RATE                       8.9000
 PAI                      $   378.77
 CLTV                     80.000
MATURITY                 160618
FEE                      0.5000

LOAN                     21394051
LAST_NAME                JENKINS
ADDRESS                  1321 S.W. 5TH TERRACE
CITY                     DEERFIELD B
STATE                    FL
ZIP                      334410000
 MORT                     $        56,000.00
 BAL                      $        55,776.64
 RATE                       9.9900
 PAI                      $   540.05
 CLTV                     70.000
MATURITY                 160528
FEE                      0.5000

LOAN                     21394093
LAST_NAME                MONG
ADDRESS                  201 NORTH COOK ROAD
CITY                     MUNCIE
STATE                    IN
ZIP                      473030000
 MORT                     $        79,600.00
 BAL                      $        79,524.62
 RATE                       9.7000
 PAI                      $   680.97
 CLTV                     80.000
MATURITY                 110530
FEE                      0.5000

LOAN                     21394168
LAST_NAME                TAYLOR
ADDRESS                  2917 12TH STREET N.E.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200170000
 MORT                     $      128,000.00
 BAL                      $      127,788.22
 RATE                       8.9900
 PAI                      $1,029.00
 CLTV                     80.000
MATURITY                 110508
FEE                      0.5000

LOAN                     21394275
LAST_NAME                SPENCE
ADDRESS                  1017 PATRICK DRIVE
CITY                     FAYETTEVILL
STATE                    NC
ZIP                      273140000
 MORT                     $        66,400.00
 BAL                      $        66,373.04
 RATE                     10.4000
 PAI                      $   602.43
 CLTV                     80.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21394309
LAST_NAME                CHAPMAN
ADDRESS                  403 ELGIN ROAD
CITY                     CARLSBAD
STATE                    NM
ZIP                      882200000
 MORT                     $        28,800.00
 BAL                      $        28,645.80
 RATE                       9.3000
 PAI                      $   297.28
 CLTV                     80.000
MATURITY                 110617
FEE                      0.5000

LOAN                     21394366
LAST_NAME                MC CORMACK
ADDRESS                  2419 ELM AVENUE
CITY                     BROWNS MILL
STATE                    NJ
ZIP                      080150000
 MORT                     $        63,400.00
 BAL                      $        63,144.80
 RATE                     10.9900
 PAI                      $   653.98
 CLTV                     72.873
MATURITY                 160606
FEE                      0.5000

LOAN                     21394408
LAST_NAME                WATERS
ADDRESS                  3471 MAYFIELD AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212130000
 MORT                     $        56,800.00
 BAL                      $        56,381.64
 RATE                       9.9000
 PAI                      $   606.91
 CLTV                     80.000
MATURITY                 110510
FEE                      0.5000

LOAN                     21394424
LAST_NAME                REZENDES
ADDRESS                  119 LAKE DRIVE
CITY                     LAKE IN THE
STATE                    IL
ZIP                      601020000
 MORT                     $        76,000.00
 BAL                      $        75,941.03
 RATE                     12.5000
 PAI                      $   811.12
 CLTV                     76.000
MATURITY                 110501
FEE                      0.5000

LOAN                     21394499
LAST_NAME                HAMMONDS
ADDRESS                  6640 ANTELOPE COURT
CITY                     WALDORF
STATE                    MD
ZIP                      206030000
 MORT                     $      150,200.00
 BAL                      $      149,998.58
 RATE                       9.9900
 PAI                      $1,317.01
 CLTV                     82.983
MATURITY                 110503
FEE                      0.5000

LOAN                     21394622
LAST_NAME                SYLVIA
ADDRESS                  62 BELLEVUE AVENUE
CITY                     WARWICK
STATE                    RI
ZIP                      028880000
 MORT                     $        95,000.00
 BAL                      $        94,712.63
 RATE                       8.9500
 PAI                      $   851.69
 CLTV                     79.166
MATURITY                 160701
FEE                      0.5000

LOAN                     21394739
LAST_NAME                STEWART
ADDRESS                  6 LANGSTON BLVD
CITY                     HAMPTON
STATE                    VA
ZIP                      236660000
 MORT                     $        44,800.00
 BAL                      $        44,746.16
 RATE                     10.7000
 PAI                      $   453.31
 CLTV                     80.000
MATURITY                 160627
FEE                      0.5000

LOAN                     21394861
LAST_NAME                THOMPSON
ADDRESS                  511 SHERIDAN STREET NW
CITY                     WASHINGTIN
STATE                    DC
ZIP                      200110000
 MORT                     $        30,000.00
 BAL                      $        29,842.24
 RATE                     13.5000
 PAI                      $   389.50
 CLTV                     46.153
MATURITY                 110510
FEE                      0.5000

LOAN                     21394937
LAST_NAME                ALBRECHT
ADDRESS                  38 MAPLE ROAD
CITY                     SETAUKET
STATE                    NY
ZIP                      117330000
 MORT                     $      400,000.00
 BAL                      $      396,991.02
 RATE                       9.3750
 PAI                      $3,327.00
 CLTV                     68.965
MATURITY                 110601
FEE                      0.5000

LOAN                     21394952
LAST_NAME                CARPENTER
ADDRESS                  1309 DUNSMUIR STREET
CITY                     CITY OF EL
STATE                    CA
ZIP                      920190000
 MORT                     $        80,000.00
 BAL                      $        80,000.00
 RATE                       9.7500
 PAI                      $   687.33
 CLTV                     57.142
MATURITY                 260808
FEE                      0.5000

LOAN                     21395017
LAST_NAME                MYERS
ADDRESS                  194 BLACKBIRD ROAD
CITY                     FRONT ROYAL
STATE                    VA
ZIP                      226300000
 MORT                     $        88,000.00
 BAL                      $        87,397.04
 RATE                     10.6900
 PAI                      $   817.50
 CLTV                     80.000
MATURITY                 110504
FEE                      0.5000

LOAN                     21395041
LAST_NAME                HENSON
ADDRESS                  3018 AUCHENTOROLY TERRACE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212170000
 MORT                     $        25,000.00
 BAL                      $        24,942.08
 RATE                     14.0500
 PAI                      $   311.79
 CLTV                     50.000
MATURITY                 160504
FEE                      0.5000

LOAN                     21395066
LAST_NAME                ACS
ADDRESS                  600 GALVESTON PLACE SE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200320000
 MORT                     $        41,000.00
 BAL                      $        40,935.04
 RATE                       9.2000
 PAI                      $   335.82
 CLTV                     49.397
MATURITY                 110516
FEE                      0.5000

LOAN                     21395108
LAST_NAME                EVANS
ADDRESS                  109 E 144TH COURT
CITY                     HARVEY
STATE                    IL
ZIP                      604260000
 MORT                     $        22,800.00
 BAL                      $        22,509.97
 RATE                     12.6000
 PAI                      $   335.08
 CLTV                     79.933
MATURITY                 60508
FEE                      0.5000

LOAN                     21395173
LAST_NAME                JOHNSON
ADDRESS                  17608 LIVINGSTON ROAD
CITY                     ACCOKEEK
STATE                    MD
ZIP                      206070000
 MORT                     $        83,000.00
 BAL                      $        82,446.84
 RATE                     10.9900
 PAI                      $   942.86
 CLTV                     51.234
MATURITY                 110503
FEE                      0.5000

LOAN                     21395181
LAST_NAME                SOWELL
ADDRESS                  98 EAST 150TH STREET
CITY                     HARVEY
STATE                    IL
ZIP                      604260000
 MORT                     $        51,900.00
 BAL                      $        51,851.66
 RATE                     12.9900
 PAI                      $   573.72
 CLTV                     79.846
MATURITY                 110412
FEE                      0.5000

LOAN                     21395355
LAST_NAME                JOHNSTON
ADDRESS                  145 N 100 WEST
CITY                     WELLSVILLE
STATE                    UT
ZIP                      843390000
 MORT                     $        35,000.00
 BAL                      $        35,000.00
 RATE                     10.7000
 PAI                      $   391.25
 CLTV                     76.976
MATURITY                 110813
FEE                      0.5000

LOAN                     21395538
LAST_NAME                REID-ROWE
ADDRESS                  4225 BROOKS STREET, NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $        21,000.00
 BAL                      $        20,894.69
 RATE                     13.9900
 PAI                      $   279.53
 CLTV                     78.172
MATURITY                 110501
FEE                      0.5000

LOAN                     21395561
LAST_NAME                CROSBY
ADDRESS                  3814 BOWERS AVENUE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212070000
 MORT                     $        19,000.00
 BAL                      $        18,893.68
 RATE                     12.8500
 PAI                      $   238.53
 CLTV                     27.941
MATURITY                 110504
FEE                      0.5000

LOAN                     21395587
LAST_NAME                HOLDEN
ADDRESS                   BAY ROAD PO BOX 44
CITY                     BROOKLIN
STATE                    ME
ZIP                      046160000
 MORT                     $        60,000.00
 BAL                      $        59,927.07
 RATE                     10.4500
 PAI                      $   546.61
 CLTV                     62.500
MATURITY                 110501
FEE                      0.5000

LOAN                     21395629
LAST_NAME                HILL, JR.
ADDRESS                  2553 MADISON AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212170000
 MORT                     $        49,600.00
 BAL                      $        49,199.95
 RATE                       9.0000
 PAI                      $   503.08
 CLTV                     80.000
MATURITY                 110504
FEE                      0.5000

LOAN                     21395728
LAST_NAME                THOMAS
ADDRESS                  10539 GREENWOOD ROAD
CITY                     GLEN ALLEN
STATE                    VA
ZIP                      230600000
 MORT                     $        50,500.00
 BAL                      $        50,450.10
 RATE                       9.5000
 PAI                      $   424.64
 CLTV                     78.906
MATURITY                 260626
FEE                      0.5000

LOAN                     21395777
LAST_NAME                PATRICK
ADDRESS                  407 SANDERS STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212300000
 MORT                     $        65,100.00
 BAL                      $        64,840.67
 RATE                     10.0000
 PAI                      $   628.23
 CLTV                     70.000
MATURITY                 160501
FEE                      0.5000

LOAN                     21395827
LAST_NAME                MORALES
ADDRESS                  396 FIFTEENTH AVENUE
CITY                     PATTERSON
STATE                    NJ
ZIP                      075040000
 MORT                     $      144,000.00
 BAL                      $      143,922.96
 RATE                       9.1000
 PAI                      $1,169.04
 CLTV                     80.000
MATURITY                 110705
FEE                      0.5000

LOAN                     21395975
LAST_NAME                JONES
ADDRESS                  805 GAVIN STREET
CITY                     MUNCIE
STATE                    IN
ZIP                      473020000
 MORT                     $        32,400.00
 BAL                      $        32,372.98
 RATE                     10.3000
 PAI                      $   291.55
 CLTV                     80.000
MATURITY                 110611
FEE                      0.5000

LOAN                     21396015
LAST_NAME                RICE
ADDRESS                  2316 BARON DEKALB ROAD
CITY                     CAMDEN
STATE                    SC
ZIP                      292020000
 MORT                     $        23,000.00
 BAL                      $        22,881.22
 RATE                       9.3000
 PAI                      $   237.41
 CLTV                     57.500
MATURITY                 110618
FEE                      0.5000

LOAN                     21396064
LAST_NAME                PERRON
ADDRESS                  10 HARILLA LANE
CITY                     JOHNSTON
STATE                    RI
ZIP                      029190000
 MORT                     $      122,500.00
 BAL                      $      121,966.09
 RATE                       9.1500
 PAI                      $1,114.01
 CLTV                     70.000
MATURITY                 160603
FEE                      0.5000

LOAN                     21396106
LAST_NAME                SHUGART
ADDRESS                  15 AUDUBON PLACE
CITY                     FAIRHOPE
STATE                    AL
ZIP                      365320000
 MORT                     $        43,000.00
 BAL                      $        42,902.75
 RATE                     10.7000
 PAI                      $   480.67
 CLTV                     67.886
MATURITY                 110723
FEE                      0.5000

LOAN                     21396288
LAST_NAME                CZUBRYT
ADDRESS                  21 MANNERS AVENUE
CITY                     ADAMS
STATE                    MA
ZIP                      012200000
 MORT                     $      110,500.00
 BAL                      $      110,389.70
 RATE                       9.4500
 PAI                      $   925.12
 CLTV                     85.000
MATURITY                 110612
FEE                      0.5000

LOAN                     21396296
LAST_NAME                JANDIK
ADDRESS                  14903 ORCHARD GROVE COURT
CITY                     MIDLOTHIAN
STATE                    VA
ZIP                      231120000
 MORT                     $        12,000.00
 BAL                      $        11,848.68
 RATE                     10.9000
 PAI                      $   260.32
 CLTV                     55.861
MATURITY                 10715
FEE                      0.5000

LOAN                     21396551
LAST_NAME                POSTOL
ADDRESS                  332 BONNIE MEADOW CIRCLE
CITY                     REISTERSTOW
STATE                    MD
ZIP                      211360000
 MORT                     $      184,000.00
 BAL                      $      183,453.90
 RATE                       9.1000
 PAI                      $1,667.35
 CLTV                     78.297
MATURITY                 160605
FEE                      0.5000

LOAN                     21396569
LAST_NAME                SHARP
ADDRESS                  1261 MORSE STREET NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200020000
 MORT                     $        72,100.00
 BAL                      $        72,064.91
 RATE                       9.5500
 PAI                      $   608.89
 CLTV                     70.000
MATURITY                 110710
FEE                      0.5000

LOAN                     21396676
LAST_NAME                EWALD
ADDRESS                  280 SCHOOL ROAD
CITY                     TONAWANDA
STATE                    NY
ZIP                      142170000
 MORT                     $        79,000.00
 BAL                      $        78,960.31
 RATE                       9.4000
 PAI                      $   658.52
 CLTV                     79.000
MATURITY                 110712
FEE                      0.5000

LOAN                     21396734
LAST_NAME                LOCUSON
ADDRESS                  6301 PINE STREET
CITY                     MAYS LANDIN
STATE                    NJ
ZIP                      083300000
 MORT                     $        98,700.00
 BAL                      $        98,186.82
 RATE                       8.6500
 PAI                      $   980.64
 CLTV                     79.596
MATURITY                 110613
FEE                      0.5000

LOAN                     21396874
LAST_NAME                COWIN
ADDRESS                  38716 9TH AVENUE
CITY                     ZEPHYRHILLS
STATE                    FL
ZIP                      335400000
 MORT                     $        33,200.00
 BAL                      $        33,124.90
 RATE                     10.7000
 PAI                      $   371.13
 CLTV                     71.726
MATURITY                 110722
FEE                      0.5000

LOAN                     21396882
LAST_NAME                TAFOYA
ADDRESS                  928 GOFF BOULEVARD S.W.
CITY                     ALBUQUERQUE
STATE                    NM
ZIP                      871050000
 MORT                     $        16,500.00
 BAL                      $        16,460.18
 RATE                     10.0000
 PAI                      $   177.32
 CLTV                     22.000
MATURITY                 110708
FEE                      0.5000

LOAN                     21397054
LAST_NAME                GILES
ADDRESS                  330 WEST WOODLAWN STREET
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191440000
 MORT                     $        48,000.00
 BAL                      $        47,879.46
 RATE                     10.4000
 PAI                      $   476.01
 CLTV                     76.800
MATURITY                 160627
FEE                      0.5000

LOAN                     21397088
LAST_NAME                REEL
ADDRESS                  12717 CEDAR HILL DRIVE
CITY                     HAGERSTOWN
STATE                    MD
ZIP                      217420000
 MORT                     $      110,000.00
 BAL                      $      109,647.87
 RATE                       8.5000
 PAI                      $   954.61
 CLTV                     75.862
MATURITY                 160619
FEE                      0.5000

LOAN                     21397112
LAST_NAME                ROSE
ADDRESS                  411 LONGWOOD ROAD
CITY                     SEBRING
STATE                    FL
ZIP                      338700000
 MORT                     $        19,892.00
 BAL                      $        19,809.66
 RATE                     11.7000
 PAI                      $   234.92
 CLTV                     62.650
MATURITY                 110617
FEE                      0.5000

LOAN                     21397179
LAST_NAME                PETTY
ADDRESS                  13204 BARRETT ROAD
CITY                     YAKIMA
STATE                    WA
ZIP                      989080000
 MORT                     $        31,000.00
 BAL                      $        30,852.50
 RATE                     10.2000
 PAI                      $   336.94
 CLTV                     73.273
MATURITY                 110628
FEE                      0.5000

LOAN                     21397427
LAST_NAME                COLGAN
ADDRESS                  3343 COMMANCHE TRAIL
CITY                     LAFAYETTE
STATE                    IN
ZIP                      479050000
 MORT                     $        56,000.00
 BAL                      $        55,700.22
 RATE                       8.9000
 PAI                      $   564.67
 CLTV                     80.000
MATURITY                 110625
FEE                      0.5000

LOAN                     21397476
LAST_NAME                CROSS
ADDRESS                  5075 GLENDORA DRIVE
CITY                     POWDER SPRI
STATE                    GA
ZIP                      300730000
 MORT                     $        91,920.00
 BAL                      $        91,851.97
 RATE                     10.8500
 PAI                      $   864.98
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21397575
LAST_NAME                MOTZKO
ADDRESS                  5 FOREST CIRCLE
CITY                     HUDSON
STATE                    NH
ZIP                      030510000
 MORT                     $      101,200.00
 BAL                      $      101,102.65
 RATE                       9.6250
 PAI                      $   860.19
 CLTV                     79.062
MATURITY                 110701
FEE                      0.5000

LOAN                     21397625
LAST_NAME                BOUFFLEUR
ADDRESS                  422 SOUTH VENTURA AVENUE
CITY                     REPUBLIC
STATE                    MO
ZIP                      657380000
 MORT                     $        52,000.00
 BAL                      $        51,921.15
 RATE                       8.9000
 PAI                      $   464.52
 CLTV                     80.000
MATURITY                 160628
FEE                      0.5000

LOAN                     21397641
LAST_NAME                YOUNG
ADDRESS                  1122 COUNTS SAUSAGE ROAD
CITY                     PROSPERITY
STATE                    SC
ZIP                      291270000
 MORT                     $        56,000.00
 BAL                      $        55,710.82
 RATE                       9.3000
 PAI                      $   578.03
 CLTV                     80.000
MATURITY                 110618
FEE                      0.5000

LOAN                     21397757
LAST_NAME                ISAAK
ADDRESS                  2429 MANSFIELD AVENUE
CITY                     PORTAGE
STATE                    MI
ZIP                      490020000
 MORT                     $      132,800.00
 BAL                      $      131,414.58
 RATE                       8.9000
 PAI                      $1,675.08
 CLTV                     80.000
MATURITY                 60618
FEE                      0.5000

LOAN                     21397831
LAST_NAME                FORD
ADDRESS                  1428 SOUTH DUKE STREET
CITY                     YORK
STATE                    PA
ZIP                      174030000
 MORT                     $        61,600.00
 BAL                      $        61,547.54
 RATE                     10.2000
 PAI                      $   549.72
 CLTV                     80.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21397898
LAST_NAME                MCCLANE
ADDRESS                  110 FALLSVIEW STREET
CITY                     YORK HAVEN
STATE                    PA
ZIP                      173700000
 MORT                     $        96,000.00
 BAL                      $        95,948.00
 RATE                       9.1000
 PAI                      $   779.36
 CLTV                     80.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21398078
LAST_NAME                PISANO
ADDRESS                  21 TOMPKINS COURT
CITY                     STATEN ISLA
STATE                    NY
ZIP                      103050000
 MORT                     $        92,400.00
 BAL                      $        92,322.17
 RATE                     10.2500
 PAI                      $   828.00
 CLTV                     70.000
MATURITY                 260601
FEE                      0.5000

LOAN                     21398110
LAST_NAME                YOUNG
ADDRESS                  402 HARRIS STREET, NORTH
CITY                     CHINA GROVE
STATE                    NC
ZIP                      280230000
 MORT                     $        44,000.00
 BAL                      $        43,760.21
 RATE                       8.7000
 PAI                      $   438.46
 CLTV                     64.233
MATURITY                 110626
FEE                      0.5000

LOAN                     21398169
LAST_NAME                BABB
ADDRESS                   RR 2 BOX 244
CITY                     HUGHESVILLE
STATE                    PA
ZIP                      177370000
 MORT                     $        18,000.00
 BAL                      $        17,956.37
 RATE                       9.9500
 PAI                      $   192.88
 CLTV                     75.905
MATURITY                 110617
FEE                      0.5000

LOAN                     21398243
LAST_NAME                SCOTT
ADDRESS                  423 CLERMONT AVENUE
CITY                     BROOKLYN
STATE                    NY
ZIP                      112180000
 MORT                     $      146,500.00
 BAL                      $      146,084.17
 RATE                       9.4500
 PAI                      $1,360.80
 CLTV                     62.340
MATURITY                 160601
FEE                      0.5000

LOAN                     21398474
LAST_NAME                DUCKER
ADDRESS                  8611 RAWLS AVENUE
CITY                     PENSACOLA
STATE                    FL
ZIP                      325340000
 MORT                     $        28,000.00
 BAL                      $        28,000.00
 RATE                     11.6000
 PAI                      $   300.54
 CLTV                     80.000
MATURITY                 160724
FEE                      0.5000

LOAN                     21398532
LAST_NAME                REIN
ADDRESS                  37 PRINCE STREET
CITY                     DANVERS
STATE                    MA
ZIP                      019230000
 MORT                     $        58,500.00
 BAL                      $        58,335.00
 RATE                       9.5000
 PAI                      $   545.30
 CLTV                     43.333
MATURITY                 160601
FEE                      0.5000

LOAN                     21398599
LAST_NAME                CUEVAS
ADDRESS                  19 NORTH MEDINA AVENUE
CITY                     YOUNGSTOWN
STATE                    OH
ZIP                      445060000
 MORT                     $        41,850.00
 BAL                      $        41,682.20
 RATE                       9.9500
 PAI                      $   402.48
 CLTV                     80.480
MATURITY                 160508
FEE                      0.5000

LOAN                     21398664
LAST_NAME                ALEXANDER
ADDRESS                  3111 WOODFIN PLACE
CITY                     WINSTON-SAL
STATE                    NC
ZIP                      271050000
 MORT                     $        62,500.00
 BAL                      $        62,470.53
 RATE                       9.7000
 PAI                      $   534.68
 CLTV                     67.204
MATURITY                 260731
FEE                      0.5000

LOAN                     21398722
LAST_NAME                MCNATT
ADDRESS                  4479 WILLOW GROVE ROAD
CITY                     CAMDEN
STATE                    DE
ZIP                      199340000
 MORT                     $        37,000.00
 BAL                      $        36,947.69
 RATE                       9.4500
 PAI                      $   343.69
 CLTV                     47.435
MATURITY                 160625
FEE                      0.5000

LOAN                     21398748
LAST_NAME                SHEPPARD
ADDRESS                  65 FORTUNE LANE
CITY                     PLYMOUTH
STATE                    MA
ZIP                      023320000
 MORT                     $        33,000.00
 BAL                      $        32,849.37
 RATE                     10.6500
 PAI                      $   367.86
 CLTV                     66.192
MATURITY                 110601
FEE                      0.5000

LOAN                     21398870
LAST_NAME                PHENESTOR
ADDRESS                  624 W EMMA STREET
CITY                     LAKELAND
STATE                    FL
ZIP                      338010000
 MORT                     $        37,600.00
 BAL                      $        37,541.15
 RATE                       8.6500
 PAI                      $   329.88
 CLTV                     80.000
MATURITY                 160701
FEE                      0.5000

LOAN                     21398896
LAST_NAME                CUTTINO
ADDRESS                  70 HEATHER COURT
CITY                     SUMTER
STATE                    SC
ZIP                      291540000
 MORT                     $        76,800.00
 BAL                      $        76,403.41
 RATE                       9.3000
 PAI                      $   792.73
 CLTV                     80.000
MATURITY                 110624
FEE                      0.5000

LOAN                     21398946
LAST_NAME                SHELDON
ADDRESS                  5276 FOREST LANE
CITY                     RHINELANDER
STATE                    WI
ZIP                      545010000
 MORT                     $        51,000.00
 BAL                      $        50,844.75
 RATE                       8.9000
 PAI                      $   455.59
 CLTV                     67.105
MATURITY                 160628
FEE                      0.5000

LOAN                     21399076
LAST_NAME                COLON
ADDRESS                  1138 S RICHMOND STREET
CITY                     CHICAGO
STATE                    IL
ZIP                      606120000
 MORT                     $        40,000.00
 BAL                      $        40,000.00
 RATE                       9.6500
 PAI                      $   421.32
 CLTV                     53.333
MATURITY                 110731
FEE                      0.5000

LOAN                     21399357
LAST_NAME                SMITH
ADDRESS                  13206 CABINWOOD DRIVE
CITY                     SILVER SPRI
STATE                    MD
ZIP                      209040000
 MORT                     $      160,000.00
 BAL                      $      159,807.55
 RATE                     10.5000
 PAI                      $1,463.59
 CLTV                     74.074
MATURITY                 110523
FEE                      0.5000

LOAN                     21399407
LAST_NAME                HODGE
ADDRESS                  1610 SEVEN OAKS PLACE
CITY                     HIGH POINT
STATE                    NC
ZIP                      272650000
 MORT                     $        72,000.00
 BAL                      $        71,888.02
 RATE                       8.7000
 PAI                      $   633.98
 CLTV                     80.000
MATURITY                 160626
FEE                      0.5000

LOAN                     21399423
LAST_NAME                NAULT
ADDRESS                  321 DOUGLAS PIKE
CITY                     BURRILLVILL
STATE                    RI
ZIP                      028300000
 MORT                     $        65,000.00
 BAL                      $        64,968.02
 RATE                       9.5000
 PAI                      $   546.56
 CLTV                     79.268
MATURITY                 260626
FEE                      0.5000

LOAN                     21399431
LAST_NAME                GRIFFIN
ADDRESS                  38404 JAMESTOWN STREET
CITY                     UMATILLA
STATE                    FL
ZIP                      327840000
 MORT                     $        39,000.00
 BAL                      $        38,899.23
 RATE                       9.2500
 PAI                      $   401.39
 CLTV                     72.222
MATURITY                 110710
FEE                      0.5000

LOAN                     21399449
LAST_NAME                CRAIG
ADDRESS                  2018 SAVANNAH PLACE S.E.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200200000
 MORT                     $        73,000.00
 BAL                      $        72,795.11
 RATE                       7.7500
 PAI                      $   522.99
 CLTV                     76.842
MATURITY                 110424
FEE                      0.5000

LOAN                     21399514
LAST_NAME                HOLMAN
ADDRESS                  1110 E. WASHINGTON STREET
CITY                     ORLANDO
STATE                    FL
ZIP                      328010000
 MORT                     $      136,000.00
 BAL                      $      135,853.93
 RATE                       9.1000
 PAI                      $1,104.09
 CLTV                     80.000
MATURITY                 110610
FEE                      0.5000

LOAN                     21399530
LAST_NAME                PRYOR
ADDRESS                  228 56TH STREET NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $        60,800.00
 BAL                      $        60,580.27
 RATE                     10.7500
 PAI                      $   617.26
 CLTV                     80.000
MATURITY                 160522
FEE                      0.5000

LOAN                     21399563
LAST_NAME                HARRIS
ADDRESS                  1237 PUTNAM AVENUE
CITY                     BROOKLYN
STATE                    NY
ZIP                      112210000
 MORT                     $      123,000.00
 BAL                      $      122,863.72
 RATE                       8.9500
 PAI                      $   985.27
 CLTV                     79.354
MATURITY                 110601
FEE                      0.5000

LOAN                     21399589
LAST_NAME                PARKER
ADDRESS                  3907 GATEWAY COURT
CITY                     MONTGOMERY
STATE                    AL
ZIP                      361080000
 MORT                     $        26,000.00
 BAL                      $        25,673.46
 RATE                     11.0500
 PAI                      $   565.96
 CLTV                     69.257
MATURITY                 10731
FEE                      0.5000

LOAN                     21399795
LAST_NAME                DAIGNEAULT
ADDRESS                  212 WEST BERRY
CITY                     HOBBS
STATE                    NM
ZIP                      882400000
 MORT                     $        26,700.00
 BAL                      $        26,596.13
 RATE                       9.5000
 PAI                      $   278.81
 CLTV                     79.940
MATURITY                 110710
FEE                      0.5000

LOAN                     21399944
LAST_NAME                HAND
ADDRESS                  212 LAUREL STREET
CITY                     GRIFFIN
STATE                    GA
ZIP                      302230000
 MORT                     $        40,600.00
 BAL                      $        40,412.08
 RATE                     10.5000
 PAI                      $   448.80
 CLTV                     70.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21399985
LAST_NAME                DELLMAR
ADDRESS                  2100 NW 192ND TERRACE
CITY                     MIAMI
STATE                    FL
ZIP                      330560000
 MORT                     $        60,900.00
 BAL                      $        60,593.39
 RATE                     11.1000
 PAI                      $   696.02
 CLTV                     70.000
MATURITY                 110619
FEE                      0.5000

LOAN                     21399993
LAST_NAME                PERRY
ADDRESS                  6914 BOUGAINVILLEA TERRAC
CITY                     MUNCIE
STATE                    IN
ZIP                      473020000
 MORT                     $        60,000.00
 BAL                      $        59,949.99
 RATE                     10.3000
 PAI                      $   539.90
 CLTV                     75.000
MATURITY                 110624
FEE                      0.5000

LOAN                     21400015
LAST_NAME                TODD
ADDRESS                  1718 MAGIC DRIVE
CITY                     PAMPLICO
STATE                    SC
ZIP                      295830000
 MORT                     $        44,000.00
 BAL                      $        43,794.46
 RATE                     10.4000
 PAI                      $   483.66
 CLTV                     74.576
MATURITY                 110625
FEE                      0.5000

LOAN                     21400049
LAST_NAME                KELTON
ADDRESS                  1023 BAYSHORE AVENUE
CITY                     BAYSHORE
STATE                    NY
ZIP                      117060000
 MORT                     $      105,000.00
 BAL                      $      104,554.02
 RATE                       9.5000
 PAI                      $   978.74
 CLTV                     72.931
MATURITY                 160424
FEE                      0.5000

LOAN                     21400254
LAST_NAME                JONES
ADDRESS                  51 MT JOY PLACE
CITY                     NEW ROCHELL
STATE                    NY
ZIP                      108010000
 MORT                     $      118,500.00
 BAL                      $      117,753.78
 RATE                     11.6000
 PAI                      $1,391.85
 CLTV                     58.088
MATURITY                 110519
FEE                      0.5000

LOAN                     21400304
LAST_NAME                KYRIAKOPOULO
ADDRESS                  8729 FERRIS AVENUE
CITY                     MORTON GROV
STATE                    IL
ZIP                      600530000
 MORT                     $      140,925.00
 BAL                      $      140,746.16
 RATE                     10.2500
 PAI                      $1,262.84
 CLTV                     75.000
MATURITY                 110507
FEE                      0.5000

LOAN                     21400338
LAST_NAME                BUSBY
ADDRESS                  4065 WHITE OAK DRIVE
CITY                     BIRMINGHAM
STATE                    AL
ZIP                      352430000
 MORT                     $      116,000.00
 BAL                      $      115,730.24
 RATE                     10.4000
 PAI                      $1,275.09
 CLTV                     77.333
MATURITY                 110617
FEE                      0.5000

LOAN                     21400387
LAST_NAME                TRACE
ADDRESS                  12326 DELWOOD AVENUE
CITY                     HAGERSTOWN
STATE                    MD
ZIP                      217400000
 MORT                     $        68,800.00
 BAL                      $        68,591.87
 RATE                       8.9500
 PAI                      $   616.81
 CLTV                     80.000
MATURITY                 160605
FEE                      0.5000

LOAN                     21400452
LAST_NAME                HIGGS
ADDRESS                  11 S HAWTHORNE ROAD
CITY                     BALTIMORE
STATE                    MD
ZIP                      212200000
 MORT                     $        60,000.00
 BAL                      $        59,807.92
 RATE                       8.5000
 PAI                      $   520.70
 CLTV                     76.923
MATURITY                 160612
FEE                      0.5000

LOAN                     21400478
LAST_NAME                TYLER
ADDRESS                  2905 EDGECOMBE CIRCLE S.E
CITY                     BALTIMORE
STATE                    MD
ZIP                      212150000
 MORT                     $        42,000.00
 BAL                      $        41,863.01
 RATE                       8.3500
 PAI                      $   360.51
 CLTV                     75.000
MATURITY                 160625
FEE                      0.5000

LOAN                     21400486
LAST_NAME                HUCKER
ADDRESS                  26 POINT O WOOD DRIVE
CITY                     TOMS RIVER
STATE                    NJ
ZIP                      087530000
 MORT                     $        87,300.00
 BAL                      $        87,131.59
 RATE                     10.5000
 PAI                      $   871.59
 CLTV                     70.975
MATURITY                 160705
FEE                      0.5000

LOAN                     21400544
LAST_NAME                GORDON
ADDRESS                  13805 HIDDEN GLEN LANE
CITY                     GAITHERSBUR
STATE                    MD
ZIP                      208780000
 MORT                     $        30,000.00
 BAL                      $        30,000.00
 RATE                     13.3500
 PAI                      $   386.51
 CLTV                     55.525
MATURITY                 110819
FEE                      0.5000

LOAN                     21400551
LAST_NAME                COYNE
ADDRESS                  81 COOK LANE
CITY                     MARLBOROUGH
STATE                    MA
ZIP                      017520000
 MORT                     $        62,500.00
 BAL                      $        62,429.38
 RATE                     10.7900
 PAI                      $   585.31
 CLTV                     41.118
MATURITY                 110513
FEE                      0.5000

LOAN                     21400569
LAST_NAME                DIAZ
ADDRESS                  22 ST. REGIS DRIVE
CITY                     WOODBURY
STATE                    NJ
ZIP                      080960000
 MORT                     $        90,000.00
 BAL                      $        89,754.88
 RATE                       8.9900
 PAI                      $   809.18
 CLTV                     64.285
MATURITY                 160613
FEE                      0.5000

LOAN                     21400627
LAST_NAME                GALARZA
ADDRESS                  1630 W CERMAK
CITY                     CHICAGO
STATE                    IL
ZIP                      606080000
 MORT                     $        48,000.00
 BAL                      $        47,887.69
 RATE                       9.2000
 PAI                      $   393.15
 CLTV                     60.000
MATURITY                 110612
FEE                      0.5000

LOAN                     21400635
LAST_NAME                MC NEILL
ADDRESS                  1217 COLEY STREET
CITY                     FAYETTVILLE
STATE                    NC
ZIP                      283010000
 MORT                     $        28,000.00
 BAL                      $        27,960.67
 RATE                       9.5000
 PAI                      $   261.00
 CLTV                     62.921
MATURITY                 160730
FEE                      0.5000

LOAN                     21400718
LAST_NAME                ROSERO
ADDRESS                  7 CHANDLER LANE
CITY                     VOORHEES
STATE                    NJ
ZIP                      080430000
 MORT                     $      100,000.00
 BAL                      $        99,533.79
 RATE                     10.8000
 PAI                      $1,383.17
 CLTV                     68.965
MATURITY                 60723
FEE                      0.5000

LOAN                     21400734
LAST_NAME                HAMM
ADDRESS                  366 WEST 400 NORTH
CITY                     BOUNTIFUL
STATE                    UT
ZIP                      840100000
 MORT                     $      101,600.00
 BAL                      $      101,547.87
 RATE                       9.3000
 PAI                      $   839.53
 CLTV                     80.000
MATURITY                 110625
FEE                      0.5000

LOAN                     21400825
LAST_NAME                GUARD
ADDRESS                  89 SCHALLER ROAD
CITY                     MANCHESTER
STATE                    CT
ZIP                      060400000
 MORT                     $        83,000.00
 BAL                      $        82,918.02
 RATE                       9.5000
 PAI                      $   697.91
 CLTV                     79.047
MATURITY                 260625
FEE                      0.5000

LOAN                     21400833
LAST_NAME                GREENWALD
ADDRESS                  945 E 13TH STREET
CITY                     BROOKLYN
STATE                    NY
ZIP                      112300000
 MORT                     $        25,500.00
 BAL                      $        25,313.71
 RATE                       9.9900
 PAI                      $   273.87
 CLTV                     75.769
MATURITY                 110510
FEE                      0.5000

LOAN                     21400866
LAST_NAME                COPP
ADDRESS                  3507 HILLCROFT AVENUE SW
CITY                     WYOMING
STATE                    MI
ZIP                      495480000
 MORT                     $        54,400.00
 BAL                      $        54,234.40
 RATE                       8.9000
 PAI                      $   485.96
 CLTV                     80.000
MATURITY                 160617
FEE                      0.5000

LOAN                     21400957
LAST_NAME                BARKER
ADDRESS                  551 SE GREENWAY TERRACE
CITY                     PORT ST LUC
STATE                    FL
ZIP                      349830000
 MORT                     $        52,500.00
 BAL                      $        52,336.14
 RATE                     11.1500
 PAI                      $   601.67
 CLTV                     70.000
MATURITY                 110708
FEE                      0.5000

LOAN                     21400981
LAST_NAME                SHERMAN
ADDRESS                  3721 BANDON DRIVE
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191540000
 MORT                     $        66,000.00
 BAL                      $        65,940.09
 RATE                       9.9000
 PAI                      $   574.33
 CLTV                     80.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21401021
LAST_NAME                POLLOCK
ADDRESS                  4266 N. HIGHWAY 67
CITY                     SEDALIA
STATE                    CO
ZIP                      801350000
 MORT                     $        35,000.00
 BAL                      $        34,920.83
 RATE                     10.7000
 PAI                      $   391.25
 CLTV                     75.944
MATURITY                 110722
FEE                      0.5000

LOAN                     21401161
LAST_NAME                PACE
ADDRESS                  1133 ST. PAUL STREET
CITY                     SLIDELL
STATE                    LA
ZIP                      704600000
 MORT                     $        64,000.00
 BAL                      $        64,000.00
 RATE                     10.8500
 PAI                      $   654.08
 CLTV                     80.000
MATURITY                 160801
FEE                      0.5000

LOAN                     21401385
LAST_NAME                SPECHT
ADDRESS                  210 WHITSONS RUN
CITY                     STAFFORD
STATE                    VA
ZIP                      225540000
 MORT                     $      128,000.00
 BAL                      $      127,861.08
 RATE                       9.0500
 PAI                      $1,034.53
 CLTV                     80.000
MATURITY                 260625
FEE                      0.5000

LOAN                     21401542
LAST_NAME                SMITH
ADDRESS                  3739 BUTTERNUT AVENUE
CITY                     LOVELAND
STATE                    CO
ZIP                      805380000
 MORT                     $        67,200.00
 BAL                      $        66,979.92
 RATE                       9.6500
 PAI                      $   632.99
 CLTV                     70.000
MATURITY                 160618
FEE                      0.5000

LOAN                     21401559
LAST_NAME                HILLS
ADDRESS                  102 BENSON STREET
CITY                     NEW BRITAIN
STATE                    CT
ZIP                      060510000
 MORT                     $        68,800.00
 BAL                      $        68,408.92
 RATE                       8.6500
 PAI                      $   683.57
 CLTV                     80.000
MATURITY                 110625
FEE                      0.5000

LOAN                     21401633
LAST_NAME                ELLSWORTH
ADDRESS                  5139 GEBHARD ROAD
CITY                     CENTRAL POI
STATE                    OR
ZIP                      975020000
 MORT                     $        18,000.00
 BAL                      $        18,000.00
 RATE                     12.1500
 PAI                      $   259.82
 CLTV                     74.787
MATURITY                 60726
FEE                      0.5000

LOAN                     21401708
LAST_NAME                MAYS
ADDRESS                  136 N. 2ND STREET
CITY                     READING
STATE                    PA
ZIP                      196010000
 MORT                     $        46,000.00
 BAL                      $        45,960.83
 RATE                     10.2000
 PAI                      $   410.50
 CLTV                     63.888
MATURITY                 110607
FEE                      0.5000

LOAN                     21401716
LAST_NAME                MILLER
ADDRESS                  102 SOUTH CHICAGO STREET
CITY                     NEW BUFFALO
STATE                    MI
ZIP                      491170000
 MORT                     $        59,200.00
 BAL                      $        59,166.98
 RATE                       8.9000
 PAI                      $   472.09
 CLTV                     80.000
MATURITY                 110717
FEE                      0.5000

LOAN                     21401773
LAST_NAME                WOJTOWICZ
ADDRESS                  4806 E 86TH STREET
CITY                     GARFIELD
STATE                    OH
ZIP                      441250000
 MORT                     $        57,600.00
 BAL                      $        57,462.86
 RATE                     10.3000
 PAI                      $   629.59
 CLTV                     80.000
MATURITY                 110708
FEE                      0.5000

LOAN                     21402011
LAST_NAME                WESTER
ADDRESS                  118 W YOUNG STREET
CITY                     ROLESVILLE
STATE                    NC
ZIP                      275710000
 MORT                     $        18,265.00
 BAL                      $        18,180.07
 RATE                     10.4500
 PAI                      $   201.34
 CLTV                     80.000
MATURITY                 110716
FEE                      0.5000

LOAN                     21402110
LAST_NAME                HAYNES
ADDRESS                  515 E VIRGINIA AVE
CITY                     PUNTA GORDA
STATE                    FL
ZIP                      339500000
 MORT                     $        12,600.00
 BAL                      $        12,542.21
 RATE                     10.6000
 PAI                      $   140.07
 CLTV                     70.857
MATURITY                 110621
FEE                      0.5000

LOAN                     21402243
LAST_NAME                HANSBERRY
ADDRESS                  5814 L STREET
CITY                     CAPITOL HEI
STATE                    MD
ZIP                      207430000
 MORT                     $        71,200.00
 BAL                      $        71,009.26
 RATE                       9.9000
 PAI                      $   682.39
 CLTV                     80.000
MATURITY                 160620
FEE                      0.5000

LOAN                     21402276
LAST_NAME                TANNOCK
ADDRESS                  50 OPECHEE DRIVE
CITY                     BRISTOL
STATE                    RI
ZIP                      028090000
 MORT                     $      103,000.00
 BAL                      $      102,950.39
 RATE                       9.6000
 PAI                      $   873.61
 CLTV                     79.230
MATURITY                 110627
FEE                      0.5000

LOAN                     21402326
LAST_NAME                FORBUS
ADDRESS                  2671 ABINGTON DRIVE
CITY                     SNELLVILLE
STATE                    GA
ZIP                      302780000
 MORT                     $        85,500.00
 BAL                      $        85,419.04
 RATE                       9.7000
 PAI                      $   731.44
 CLTV                     73.076
MATURITY                 260611
FEE                      0.5000

LOAN                     21402359
LAST_NAME                ASURE
ADDRESS                   HC1 BOX 36
CITY                     MT POCONO
STATE                    PA
ZIP                      183440000
 MORT                     $        66,500.00
 BAL                      $        66,438.99
 RATE                       9.8500
 PAI                      $   576.23
 CLTV                     60.454
MATURITY                 260613
FEE                      0.5000

LOAN                     21402383
LAST_NAME                YOUNG
ADDRESS                  205 ASH ROAD
CITY                     PALATKA
STATE                    FL
ZIP                      321770000
 MORT                     $        38,000.00
 BAL                      $        37,984.40
 RATE                     10.3500
 PAI                      $   343.35
 CLTV                     64.957
MATURITY                 110628
FEE                      0.5000

LOAN                     21402409
LAST_NAME                LOMAX
ADDRESS                  45 ST FRANCIS STREET
CITY                     ROOSEVELT
STATE                    NY
ZIP                      115750000
 MORT                     $      110,000.00
 BAL                      $      109,465.99
 RATE                       9.9800
 PAI                      $1,180.73
 CLTV                     72.607
MATURITY                 110604
FEE                      0.5000

LOAN                     21402516
LAST_NAME                ANDERSON
ADDRESS                  11 VALLEY DRIVE
CITY                     HOLLY HILL
STATE                    FL
ZIP                      321170000
 MORT                     $        36,000.00
 BAL                      $        35,947.78
 RATE                       9.2500
 PAI                      $   329.72
 CLTV                     80.000
MATURITY                 160723
FEE                      0.5000

LOAN                     21402714
LAST_NAME                MCBRIDE
ADDRESS                  2268 ADAMS AVENUE
CITY                     OGDEN
STATE                    UT
ZIP                      844010000
 MORT                     $        31,000.00
 BAL                      $        30,964.19
 RATE                     11.0000
 PAI                      $   319.98
 CLTV                     47.692
MATURITY                 160702
FEE                      0.5000

LOAN                     21402839
LAST_NAME                PASTOR
ADDRESS                  344 NE 21ST AVENUE
CITY                     ST PETERSBU
STATE                    FL
ZIP                      337040000
 MORT                     $        30,300.00
 BAL                      $        30,127.81
 RATE                     10.9000
 PAI                      $   310.70
 CLTV                     55.019
MATURITY                 160624
FEE                      0.5000

LOAN                     21402854
LAST_NAME                NAYLOR
ADDRESS                  215 S FIFTH STREET
CITY                     MOUNT WOLF
STATE                    PA
ZIP                      173470000
 MORT                     $        97,600.00
 BAL                      $        97,523.11
 RATE                       9.1000
 PAI                      $   792.35
 CLTV                     80.000
MATURITY                 110708
FEE                      0.5000

LOAN                     21402938
LAST_NAME                GIBSON
ADDRESS                  2329 E 14TH STREET
CITY                     FARMINGTON
STATE                    NM
ZIP                      874010000
 MORT                     $        54,400.00
 BAL                      $        54,234.28
 RATE                       8.8500
 PAI                      $   546.92
 CLTV                     80.000
MATURITY                 110708
FEE                      0.5000

LOAN                     21402979
LAST_NAME                SWANSON
ADDRESS                  1101 ELM PLACE
CITY                     THORNTON
STATE                    CO
ZIP                      802290000
 MORT                     $        66,000.00
 BAL                      $        65,638.70
 RATE                       8.6500
 PAI                      $   655.75
 CLTV                     80.000
MATURITY                 110617
FEE                      0.5000

LOAN                     21403159
LAST_NAME                NEWSOME
ADDRESS                  23855 PLUMBROOKE
CITY                     SOUTHFIELD
STATE                    MI
ZIP                      480750000
 MORT                     $      116,400.00
 BAL                      $      116,045.67
 RATE                       8.9000
 PAI                      $1,039.81
 CLTV                     80.000
MATURITY                 160624
FEE                      0.5000

LOAN                     21403191
LAST_NAME                DEPRIMEO
ADDRESS                  80 SCHOOL STREET
CITY                     WOBURN
STATE                    MA
ZIP                      018010000
 MORT                     $      110,000.00
 BAL                      $      109,900.15
 RATE                       9.9000
 PAI                      $   957.22
 CLTV                     66.666
MATURITY                 110524
FEE                      0.5000

LOAN                     21403241
LAST_NAME                MEDINA
ADDRESS                  1020 STARCLIFF DRIVE
CITY                     LUGOFF
STATE                    SC
ZIP                      290780000
 MORT                     $        38,000.00
 BAL                      $        37,904.57
 RATE                     10.4000
 PAI                      $   376.84
 CLTV                     60.317
MATURITY                 160619
FEE                      0.5000

LOAN                     21403258
LAST_NAME                ROMAN
ADDRESS                  227 DEER TRACE CIRCLE
CITY                     MYRTLE BEAC
STATE                    SC
ZIP                      295750000
 MORT                     $      100,000.00
 BAL                      $        99,951.84
 RATE                       9.6000
 PAI                      $   848.16
 CLTV                     80.000
MATURITY                 110805
FEE                      0.5000

LOAN                     21403274
LAST_NAME                BARNETT
ADDRESS                  505 FLORA DRIVE
CITY                     COLUMBIA
STATE                    SC
ZIP                      292230000
 MORT                     $        68,800.00
 BAL                      $        68,729.13
 RATE                       9.3000
 PAI                      $   568.50
 CLTV                     80.000
MATURITY                 110628
FEE                      0.5000

LOAN                     21403548
LAST_NAME                WITHAM
ADDRESS                  739 MILLS AVENUE
CITY                     NORTH MUSKE
STATE                    MI
ZIP                      494450000
 MORT                     $        64,800.00
 BAL                      $        64,727.45
 RATE                       8.9000
 PAI                      $   516.74
 CLTV                     80.000
MATURITY                 110619
FEE                      0.5000

LOAN                     21403563
LAST_NAME                FERNANDEZ-SA
ADDRESS                  5410 S.W. 87TH AVENUE
CITY                     MIAMI
STATE                    FL
ZIP                      331650000
 MORT                     $      232,800.00
 BAL                      $      232,446.60
 RATE                       8.9000
 PAI                      $2,079.62
 CLTV                     80.000
MATURITY                 160709
FEE                      0.5000

LOAN                     21403589
LAST_NAME                SEIBERT
ADDRESS                  13432 COUNTY ROAD 240
CITY                     DURANGO
STATE                    CO
ZIP                      813010000
 MORT                     $        27,500.00
 BAL                      $        27,500.00
 RATE                     11.0500
 PAI                      $   284.79
 CLTV                     45.195
MATURITY                 160719
FEE                      0.5000

LOAN                     21403696
LAST_NAME                DEARMITT
ADDRESS                  315 RAVENDALE ROAD
CITY                     PENNSYLVANI
STATE                    PA
ZIP                      168650000
 MORT                     $        68,000.00
 BAL                      $        67,928.00
 RATE                     10.2000
 PAI                      $   606.83
 CLTV                     78.521
MATURITY                 110703
FEE                      0.5000

LOAN                     21403852
LAST_NAME                MILLER
ADDRESS                  4354 S HANOVER-SALUDA ROA
CITY                     HANOVER
STATE                    IN
ZIP                      472430000
 MORT                     $        60,000.00
 BAL                      $        59,683.11
 RATE                       9.0500
 PAI                      $   610.35
 CLTV                     68.181
MATURITY                 110626
FEE                      0.5000

LOAN                     21404108
LAST_NAME                FOEHL
ADDRESS                  3 KENSINGTON COURT
CITY                     OLD GREENWI
STATE                    CT
ZIP                      068700000
 MORT                     $      150,000.00
 BAL                      $      149,370.36
 RATE                     11.5500
 PAI                      $1,757.06
 CLTV                     55.898
MATURITY                 110624
FEE                      0.5000

LOAN                     21404140
LAST_NAME                BUNN
ADDRESS                  123 SNOW HILL DRIVE
CITY                     DOBSON
STATE                    NC
ZIP                      270170000
 MORT                     $        77,760.00
 BAL                      $        77,548.96
 RATE                       9.8000
 PAI                      $   740.13
 CLTV                     80.000
MATURITY                 160612
FEE                      0.5000

LOAN                     21404272
LAST_NAME                HUFFMAN
ADDRESS                  6915 N. LEONARD STREET
CITY                     PORTLAND
STATE                    OR
ZIP                      972030000
 MORT                     $        43,200.00
 BAL                      $        43,129.42
 RATE                       8.6500
 PAI                      $   336.78
 CLTV                     80.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21404389
LAST_NAME                DAILEY
ADDRESS                  1206 HARTFORD TURNPIKE
CITY                     VERNON
STATE                    CT
ZIP                      060660000
 MORT                     $        96,000.00
 BAL                      $        96,000.00
 RATE                       9.3000
 PAI                      $   793.25
 CLTV                     80.000
MATURITY                 110816
FEE                      0.5000

LOAN                     21404587
LAST_NAME                MITCHELL
ADDRESS                  1017 E RIVERSIDE DRIVE
CITY                     CARLSBAD
STATE                    NM
ZIP                      882200000
 MORT                     $        70,000.00
 BAL                      $        70,000.00
 RATE                       9.9000
 PAI                      $   609.14
 CLTV                     70.000
MATURITY                 110821
FEE                      0.5000

LOAN                     21404603
LAST_NAME                KLASH
ADDRESS                  228 LEAMY STREET
CITY                     GARDNER
STATE                    MA
ZIP                      014400000
 MORT                     $        96,000.00
 BAL                      $        95,883.27
 RATE                       8.5000
 PAI                      $   738.16
 CLTV                     80.000
MATURITY                 110620
FEE                      0.5000

LOAN                     21404926
LAST_NAME                SERVIDIO
ADDRESS                  11 WATERBURY AVE
CITY                     MILFORD
STATE                    CT
ZIP                      064600000
 MORT                     $      120,000.00
 BAL                      $      119,868.41
 RATE                       9.0000
 PAI                      $   965.55
 CLTV                     64.864
MATURITY                 110530
FEE                      0.5000

LOAN                     21404983
LAST_NAME                DIGH
ADDRESS                  7087 COVE CREEK DRIVE
CITY                     SHERRILLS F
STATE                    NC
ZIP                      286730000
 MORT                     $        25,000.00
 BAL                      $        25,000.00
 RATE                     10.4000
 PAI                      $   274.81
 CLTV                     77.270
MATURITY                 110821
FEE                      0.5000

LOAN                     21405055
LAST_NAME                MABRY
ADDRESS                  18601 EAST RIVER ROAD
CITY                     COLUMBIA ST
STATE                    OH
ZIP                      440280000
 MORT                     $      100,000.00
 BAL                      $        99,945.94
 RATE                       9.0500
 PAI                      $   808.23
 CLTV                     80.000
MATURITY                 110628
FEE                      0.5000

LOAN                     21405113
LAST_NAME                CHABOT
ADDRESS                  13 CHESTER STREET
CITY                     NORTH READI
STATE                    MA
ZIP                      016840000
 MORT                     $        98,500.00
 BAL                      $        98,342.35
 RATE                       9.1500
 PAI                      $   803.21
 CLTV                     66.554
MATURITY                 110529
FEE                      0.5000

LOAN                     21405261
LAST_NAME                MOROSAN
ADDRESS                  27 WILLOW LANE
CITY                     MADISON
STATE                    CT
ZIP                      064430000
 MORT                     $        60,000.00
 BAL                      $        59,722.05
 RATE                     10.4900
 PAI                      $   662.87
 CLTV                     64.908
MATURITY                 110529
FEE                      0.5000

LOAN                     21405386
LAST_NAME                KANNALY
ADDRESS                  110 TOWER AVENUE
CITY                     MARSHFIELD
STATE                    MA
ZIP                      020650000
 MORT                     $      102,400.00
 BAL                      $      102,249.30
 RATE                       9.5500
 PAI                      $   864.78
 CLTV                     80.000
MATURITY                 110517
FEE                      0.5000

LOAN                     21405436
LAST_NAME                LITWIN
ADDRESS                  18213 SMOKE HOUSE COURT
CITY                     GERMANTOWN
STATE                    MD
ZIP                      208740000
 MORT                     $        55,245.00
 BAL                      $        54,988.13
 RATE                     10.4500
 PAI                      $   608.97
 CLTV                     80.000
MATURITY                 110618
FEE                      0.5000

LOAN                     21405451
LAST_NAME                GUIDRY
ADDRESS                  101-37 130TH STREET
CITY                     RICHMOND HI
STATE                    NY
ZIP                      114190000
 MORT                     $      116,000.00
 BAL                      $      115,712.51
 RATE                     10.5000
 PAI                      $1,158.13
 CLTV                     80.000
MATURITY                 160521
FEE                      0.5000

LOAN                     21405675
LAST_NAME                BARTLETT
ADDRESS                  436 ASH STREET
CITY                     CENTRAL POI
STATE                    OR
ZIP                      975020000
 MORT                     $        69,600.00
 BAL                      $        69,346.29
 RATE                       8.6500
 PAI                      $   610.63
 CLTV                     80.000
MATURITY                 160626
FEE                      0.5000

LOAN                     21405691
LAST_NAME                FORSTER
ADDRESS                  45328 MARGATE DRIVE
CITY                     MACOMB
STATE                    MI
ZIP                      480440000
 MORT                     $        10,000.00
 BAL                      $        10,000.00
 RATE                     10.7000
 PAI                      $   215.94
 CLTV                     64.362
MATURITY                 10715
FEE                      0.5000

LOAN                     21405733
LAST_NAME                CHIEN
ADDRESS                  1800 JAMES STREET
CITY                     MERRICK
STATE                    NY
ZIP                      115660000
 MORT                     $        89,000.00
 BAL                      $        88,285.92
 RATE                       8.9500
 PAI                      $   712.92
 CLTV                     37.083
MATURITY                 110513
FEE                      0.5000

LOAN                     21405766
LAST_NAME                FAIRCLOTH
ADDRESS                  4 CEDAR HOLLOW ROAD
CITY                     OLD LYME
STATE                    CT
ZIP                      063710000
 MORT                     $      220,100.00
 BAL                      $      219,549.86
 RATE                       8.4000
 PAI                      $1,676.81
 CLTV                     74.610
MATURITY                 260422
FEE                      0.5000

LOAN                     21405782
LAST_NAME                ALEXANDER
ADDRESS                  634 COACHLIGHT LANE
CITY                     HAZELWOOD
STATE                    MO
ZIP                      630420000
 MORT                     $        43,000.00
 BAL                      $        42,873.98
 RATE                       9.2000
 PAI                      $   392.44
 CLTV                     44.329
MATURITY                 160617
FEE                      0.5000

LOAN                     21405790
LAST_NAME                MCGOWAN
ADDRESS                  6 KEITH STREET
CITY                     CLYDE
STATE                    NC
ZIP                      287210000
 MORT                     $        48,400.00
 BAL                      $        48,345.24
 RATE                       8.8500
 PAI                      $   384.23
 CLTV                     80.000
MATURITY                 110625
FEE                      0.5000

LOAN                     21405865
LAST_NAME                CONKLIN
ADDRESS                  46 VERNAM STREET
CITY                     WOODBRIDGE
STATE                    NJ
ZIP                      088300000
 MORT                     $      124,000.00
 BAL                      $      123,765.77
 RATE                       9.7500
 PAI                      $1,065.36
 CLTV                     80.000
MATURITY                 110528
FEE                      0.5000

LOAN                     21405881
LAST_NAME                KELLEY
ADDRESS                  1088 BRAMLEY DRIVE
CITY                     HAGERSTOWN
STATE                    MD
ZIP                      217420000
 MORT                     $      250,000.00
 BAL                      $      249,859.11
 RATE                       8.8500
 PAI                      $1,984.64
 CLTV                     72.254
MATURITY                 110730
FEE                      0.5000

LOAN                     21405949
LAST_NAME                MONTGOMERY
ADDRESS                  105 NORFOLK DRIVE
CITY                     ALEXANDRIA
STATE                    IN
ZIP                      460010000
 MORT                     $        40,000.00
 BAL                      $        39,741.77
 RATE                     10.1500
 PAI                      $   433.53
 CLTV                     80.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21406079
LAST_NAME                NORTON
ADDRESS                  625 EAST 51ST STREET
CITY                     BROOKLYN
STATE                    NY
ZIP                      112030000
 MORT                     $      100,000.00
 BAL                      $        99,593.88
 RATE                       9.8500
 PAI                      $   955.11
 CLTV                     62.500
MATURITY                 160506
FEE                      0.5000

LOAN                     21406145
LAST_NAME                KRAFT
ADDRESS                  490 APPLEWOOD ROAD
CITY                     CORRALES
STATE                    NM
ZIP                      870480000
 MORT                     $        30,000.00
 BAL                      $        29,967.78
 RATE                     11.5500
 PAI                      $   320.97
 CLTV                     54.088
MATURITY                 160730
FEE                      0.5000

LOAN                     21406251
LAST_NAME                PAPANDREOU
ADDRESS                  167-10 CRYDERS LANE
CITY                     BEECHHURST
STATE                    NY
ZIP                      113570000
 MORT                     $      335,000.00
 BAL                      $      334,631.88
 RATE                       8.9900
 PAI                      $2,693.08
 CLTV                     59.714
MATURITY                 110523
FEE                      0.5000

LOAN                     21406293
LAST_NAME                CRAFT
ADDRESS                  129 NEBRASKA STREET
CITY                     PAINESVILLE
STATE                    OH
ZIP                      440770000
 MORT                     $        40,800.00
 BAL                      $        40,594.02
 RATE                       9.5500
 PAI                      $   427.28
 CLTV                     53.684
MATURITY                 110612
FEE                      0.5000

LOAN                     21406392
LAST_NAME                MILEY
ADDRESS                  40060 MERTZ DRIVE SE
CITY                     STAYTON
STATE                    OR
ZIP                      973830000
 MORT                     $        98,000.00
 BAL                      $        97,262.99
 RATE                       9.9500
 PAI                      $1,050.12
 CLTV                     70.000
MATURITY                 110624
FEE                      0.5000

LOAN                     21406483
LAST_NAME                OHORA
ADDRESS                  57 MT. RASCAL ROAD
CITY                     HACKETTSTOW
STATE                    NJ
ZIP                      078400000
 MORT                     $        19,700.00
 BAL                      $        19,700.00
 RATE                     11.9000
 PAI                      $   235.17
 CLTV                     79.998
MATURITY                 110809
FEE                      0.5000

LOAN                     21406491
LAST_NAME                HANSEN
ADDRESS                  24 GARRISON ROAD
CITY                     CHELMSFORD
STATE                    MA
ZIP                      018240000
 MORT                     $      138,700.00
 BAL                      $      138,351.39
 RATE                       8.8000
 PAI                      $1,230.14
 CLTV                     76.208
MATURITY                 160711
FEE                      0.5000

LOAN                     21406541
LAST_NAME                ROMANO
ADDRESS                  10-11 47TH ROAD
CITY                     LONG ISLAND
STATE                    NY
ZIP                      111010000
 MORT                     $        65,000.00
 BAL                      $        64,723.57
 RATE                       9.4900
 PAI                      $   605.47
 CLTV                     38.922
MATURITY                 160528
FEE                      0.5000

LOAN                     21406673
LAST_NAME                VANDEVENTER
ADDRESS                  508 E GOLF AVE
CITY                     JACKSON
STATE                    MI
ZIP                      492030000
 MORT                     $        14,445.00
 BAL                      $        14,445.00
 RATE                     10.7000
 PAI                      $   196.54
 CLTV                     80.000
MATURITY                 60805
FEE                      0.5000

LOAN                     21406731
LAST_NAME                HUBER-MAYOTT
ADDRESS                  2925 SE CLEVELAND DR.
CITY                     GRESHAM
STATE                    OR
ZIP                      970800000
 MORT                     $        60,000.00
 BAL                      $        60,000.00
 RATE                     11.6000
 PAI                      $   704.74
 CLTV                     77.292
MATURITY                 110726
FEE                      0.5000

LOAN                     21406897
LAST_NAME                SILK
ADDRESS                  29 NANCY DRIVE
CITY                     WESTBURY
STATE                    NY
ZIP                      115900000
 MORT                     $      175,000.00
 BAL                      $      174,753.07
 RATE                       9.7500
 PAI                      $1,503.53
 CLTV                     73.529
MATURITY                 110522
FEE                      0.5000

LOAN                     21406921
LAST_NAME                DOWNALL
ADDRESS                  9044 MYAKA STREET
CITY                     NEW PORT RI
STATE                    FL
ZIP                      346540000
 MORT                     $        35,000.00
 BAL                      $        34,920.83
 RATE                     10.7000
 PAI                      $   391.25
 CLTV                     79.545
MATURITY                 110628
FEE                      0.5000

LOAN                     21406939
LAST_NAME                DENNIS
ADDRESS                  110 IRVINGTON DRIVE
CITY                     EUGENE
STATE                    OR
ZIP                      974040000
 MORT                     $        99,200.00
 BAL                      $        99,044.74
 RATE                       8.6500
 PAI                      $   870.33
 CLTV                     80.000
MATURITY                 160628
FEE                      0.5000

LOAN                     21407150
LAST_NAME                HOLLINGER
ADDRESS                  47 NORTH 22ND STREET
CITY                     EAST ORANGE
STATE                    NJ
ZIP                      070180000
 MORT                     $        77,000.00
 BAL                      $        76,766.97
 RATE                       8.9500
 PAI                      $   690.32
 CLTV                     61.600
MATURITY                 160617
FEE                      0.5000

LOAN                     21407226
LAST_NAME                COLLINS
ADDRESS                  15318 DAVIDSON FARM ROAD
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322180000
 MORT                     $        56,000.00
 BAL                      $        55,918.78
 RATE                       9.2500
 PAI                      $   512.89
 CLTV                     80.000
MATURITY                 160621
FEE                      0.5000

LOAN                     21407390
LAST_NAME                HUNT
ADDRESS                  228 WAYNE AVENUE
CITY                     WILLIAMSTOW
STATE                    NJ
ZIP                      080940000
 MORT                     $        68,000.00
 BAL                      $        67,791.69
 RATE                       8.8500
 PAI                      $   605.27
 CLTV                     80.000
MATURITY                 160703
FEE                      0.5000

LOAN                     21407424
LAST_NAME                HOLDER
ADDRESS                  117-42 SPRINGFIELD BLVD.
CITY                     CAMBRIA HGT
STATE                    NY
ZIP                      114110000
 MORT                     $        51,000.00
 BAL                      $        50,864.96
 RATE                       9.9900
 PAI                      $   491.83
 CLTV                     71.118
MATURITY                 160601
FEE                      0.5000

LOAN                     21407457
LAST_NAME                EVANS
ADDRESS                  12125 GREGORY DRIVE
CITY                     BOISE
STATE                    ID
ZIP                      837090000
 MORT                     $        73,500.00
 BAL                      $        73,281.84
 RATE                       9.1000
 PAI                      $   666.04
 CLTV                     70.000
MATURITY                 160624
FEE                      0.5000

LOAN                     21407481
LAST_NAME                JOHNSON
ADDRESS                  1523 PRINCE STREET
CITY                     BERKELEY
STATE                    CA
ZIP                      947030000
 MORT                     $      260,000.00
 BAL                      $      259,245.76
 RATE                       8.7500
 PAI                      $2,045.43
 CLTV                     72.524
MATURITY                 110501
FEE                      0.5000

LOAN                     21407507
LAST_NAME                WOSLEGER
ADDRESS                  931 MAPLE DRIVE
CITY                     FRANKLIN SQ
STATE                    NY
ZIP                      110100000
 MORT                     $      158,000.00
 BAL                      $      157,613.51
 RATE                       8.9900
 PAI                      $1,270.17
 CLTV                     70.222
MATURITY                 110701
FEE                      0.5000

LOAN                     21407572
LAST_NAME                SUTTON-FRAZI
ADDRESS                  9108 S LOOMIS AVE.
CITY                     CHICAGO
STATE                    IL
ZIP                      606200000
 MORT                     $        60,000.00
 BAL                      $        59,935.81
 RATE                     10.7000
 PAI                      $   557.84
 CLTV                     51.724
MATURITY                 260626
FEE                      0.5000

LOAN                     21407598
LAST_NAME                MARROLETTI
ADDRESS                  2101 STATE ROUTE 121
CITY                     NEW MADISON
STATE                    OH
ZIP                      453460000
 MORT                     $      112,000.00
 BAL                      $      111,941.32
 RATE                       9.2000
 PAI                      $   917.35
 CLTV                     72.727
MATURITY                 110701
FEE                      0.5000

LOAN                     21407622
LAST_NAME                FERRELL
ADDRESS                  8165 CLOVER LANE
CITY                     GARRETTSVIL
STATE                    OH
ZIP                      442310000
 MORT                     $        10,374.00
 BAL                      $        10,353.04
 RATE                     11.9000
 PAI                      $   123.84
 CLTV                     37.358
MATURITY                 110722
FEE                      0.5000

LOAN                     21407655
LAST_NAME                KOHLER
ADDRESS                  38 WENDELL AVENUE
CITY                     COVENTRY
STATE                    RI
ZIP                      028160000
 MORT                     $        47,200.00
 BAL                      $        47,062.56
 RATE                       9.2500
 PAI                      $   432.29
 CLTV                     55.529
MATURITY                 160624
FEE                      0.5000

LOAN                     21407663
LAST_NAME                HARVEY
ADDRESS                  7028 DOVER COURT
CITY                     UNIVERSITY
STATE                    MO
ZIP                      631300000
 MORT                     $        50,000.00
 BAL                      $        49,952.65
 RATE                       9.7000
 PAI                      $   427.75
 CLTV                     76.923
MATURITY                 110628
FEE                      0.5000

LOAN                     21407762
LAST_NAME                ROLLS
ADDRESS                  607 NORTH 16TH STREET
CITY                     LOVINGTON
STATE                    NM
ZIP                      882600000
 MORT                     $        52,000.00
 BAL                      $        51,920.64
 RATE                       8.8500
 PAI                      $   462.86
 CLTV                     80.000
MATURITY                 160722
FEE                      0.5000

LOAN                     21407960
LAST_NAME                MILLWOOD
ADDRESS                  80 BENNETT AVENUE
CITY                     ROOSEVELT
STATE                    NY
ZIP                      115750000
 MORT                     $      104,000.00
 BAL                      $      103,819.18
 RATE                       8.7500
 PAI                      $   818.17
 CLTV                     80.000
MATURITY                 110422
FEE                      0.5000


LOAN                     21407986
LAST_NAME                BORLAND
ADDRESS                  2274 MAIDEN LANE SW
CITY                     ROANOKE
STATE                    VA
ZIP                      240150000
 MORT                     $        60,000.00
 BAL                      $        59,473.29
 RATE                       8.5000
 PAI                      $   520.70
 CLTV                     60.000
MATURITY                 160322
FEE                      0.5000

LOAN                     21408075
LAST_NAME                GRAVELEY
ADDRESS                  1034 18TH AVENUE SOUTH
CITY                     ST PETERSBU
STATE                    FL
ZIP                      337050000
 MORT                     $        34,000.00
 BAL                      $        33,954.64
 RATE                       9.9000
 PAI                      $   325.86
 CLTV                     75.555
MATURITY                 160618
FEE                      0.5000

LOAN                     21408091
LAST_NAME                BOYLE
ADDRESS                  5702 AULD LANE
CITY                     HOLIDAY
STATE                    FL
ZIP                      346900000
 MORT                     $        46,000.00
 BAL                      $        45,976.14
 RATE                       9.2500
 PAI                      $   378.44
 CLTV                     70.769
MATURITY                 110619
FEE                      0.5000

LOAN                     21408166
LAST_NAME                DEROSA
ADDRESS                  1267 FOXDALE DRIVE
CITY                     ADDISON
STATE                    IL
ZIP                      601010000
 MORT                     $      187,200.00
 BAL                      $      187,200.00
 RATE                       8.8000
 PAI                      $1,479.40
 CLTV                     80.000
MATURITY                 110805
FEE                      0.5000

LOAN                     21408182
LAST_NAME                TRUONG
ADDRESS                  5208 SW FILBERT LANE
CITY                     TACOMA
STATE                    WA
ZIP                      984990000
 MORT                     $        33,000.00
 BAL                      $        33,000.00
 RATE                     11.0500
 PAI                      $   376.12
 CLTV                     69.928
MATURITY                 110724
FEE                      0.5000

LOAN                     21408323
LAST_NAME                BONI
ADDRESS                  675 MORAGA RD
CITY                     MORAGA
STATE                    CA
ZIP                      945560000
 MORT                     $        25,000.00
 BAL                      $        25,000.00
 RATE                     10.5500
 PAI                      $   277.13
 CLTV                     68.771
MATURITY                 110813
FEE                      0.5000

LOAN                     21408471
LAST_NAME                WILLIAMS
ADDRESS                  1710 SHADYSIDE DRIVE
CITY                     EDGEWATER
STATE                    MD
ZIP                      210370000
 MORT                     $        85,000.00
 BAL                      $        84,847.37
 RATE                       9.9900
 PAI                      $   745.31
 CLTV                     67.460
MATURITY                 110418
FEE                      0.5000

LOAN                     21408554
LAST_NAME                SHEETS
ADDRESS                  10 WEST 900 NORTH
CITY                     CHESTERTON
STATE                    IN
ZIP                      463040000
 MORT                     $        51,000.00
 BAL                      $        51,000.00
 RATE                       9.0500
 PAI                      $   412.20
 CLTV                     66.233
MATURITY                 110729
FEE                      0.5000

LOAN                     21408638
LAST_NAME                SUHR
ADDRESS                  2533 CLARKSON PARMA TOWNL
CITY                     BROCKPORT
STATE                    NY
ZIP                      144200000
 MORT                     $        64,000.00
 BAL                      $        64,000.00
 RATE                       8.5000
 PAI                      $   555.41
 CLTV                     67.368
MATURITY                 160716
FEE                      0.5000

LOAN                     21408661
LAST_NAME                VASS
ADDRESS                  4235 MEADE STREET N.E.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $        80,000.00
 BAL                      $        79,866.01
 RATE                       8.9500
 PAI                      $   640.83
 CLTV                     80.000
MATURITY                 110506
FEE                      0.5000

LOAN                     21408711
LAST_NAME                GARRETT
ADDRESS                  25029 E COUNTY ROAD 54
CITY                     DAPHNE
STATE                    AL
ZIP                      365260000
 MORT                     $          4,599.00
 BAL                      $          4,599.00
 RATE                     10.8500
 PAI                      $     62.97
 CLTV                     79.406
MATURITY                 60731
FEE                      0.5000

LOAN                     21408786
LAST_NAME                PAGE
ADDRESS                  7715 S. MAY STREET
CITY                     CHICAGO
STATE                    IL
ZIP                      606200000
 MORT                     $        68,800.00
 BAL                      $        68,763.19
 RATE                       9.1000
 PAI                      $   558.54
 CLTV                     80.000
MATURITY                 110722
FEE                      0.5000

LOAN                     21408836
LAST_NAME                LOPEZ
ADDRESS                  1550 HEMLOCK STREET N.W.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200120000
 MORT                     $      114,500.00
 BAL                      $      113,430.82
 RATE                     10.5000
 PAI                      $1,265.69
 CLTV                     74.998
MATURITY                 110423
FEE                      0.5000


LOAN                     21408943
LAST_NAME                HUFFMAN
ADDRESS                  206 BOX 206
CITY                     DERRY
STATE                    PA
ZIP                      156270000
 MORT                     $        54,800.00
 BAL                      $        54,718.99
 RATE                       9.1000
 PAI                      $   496.58
 CLTV                     79.420
MATURITY                 160701
FEE                      0.5000

LOAN                     21408984
LAST_NAME                LEJA
ADDRESS                  13800 MALCOLM AVENUE
CITY                     HUDSON
STATE                    FL
ZIP                      346670000
 MORT                     $        18,700.00
 BAL                      $        18,657.30
 RATE                     10.6000
 PAI                      $   207.88
 CLTV                     73.892
MATURITY                 110617
FEE                      0.5000

LOAN                     21409032
LAST_NAME                FREED
ADDRESS                  10818 OLD LUMBERTON ROAD
CITY                     EVERGREEN
STATE                    NC
ZIP                      284380000
 MORT                     $        84,000.00
 BAL                      $        83,963.63
 RATE                     10.1000
 PAI                      $   743.38
 CLTV                     77.777
MATURITY                 260628
FEE                      0.5000

LOAN                     21409040
LAST_NAME                OLSON
ADDRESS                  7630 S. DUNKIRK ST
CITY                     AURORA
STATE                    CO
ZIP                      800160000
 MORT                     $        25,000.00
 BAL                      $        25,000.00
 RATE                     10.7000
 PAI                      $   340.15
 CLTV                     67.386
MATURITY                 60805
FEE                      0.5000

LOAN                     21409511
LAST_NAME                BALDON
ADDRESS                  2975 38TH STREET
CITY                     BOISE
STATE                    ID
ZIP                      837030000
 MORT                     $        60,000.00
 BAL                      $        59,977.41
 RATE                     10.7500
 PAI                      $   560.09
 CLTV                     70.588
MATURITY                 110624
FEE                      0.5000

LOAN                     21409586
LAST_NAME                MCCLEERY
ADDRESS                  10486 SOUTH BUDDLEA DRIVE
CITY                     SANDY
STATE                    UT
ZIP                      840940000
 MORT                     $        80,000.00
 BAL                      $        79,788.59
 RATE                       9.0000
 PAI                      $   811.42
 CLTV                     62.992
MATURITY                 110701
FEE                      0.5000

LOAN                     21409594
LAST_NAME                ALLGOOD
ADDRESS                  227 34TH STREET N.E.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $        60,000.00
 BAL                      $        59,552.02
 RATE                       9.7500
 PAI                      $   635.62
 CLTV                     67.796
MATURITY                 110506
FEE                      0.5000

LOAN                     21410048
LAST_NAME                POWELL
ADDRESS                  4221 E. LEWIS AVENUE
CITY                     PHOENIX
STATE                    AZ
ZIP                      850080000
 MORT                     $        49,500.00
 BAL                      $        49,462.01
 RATE                       9.3500
 PAI                      $   410.82
 CLTV                     63.461
MATURITY                 110624
FEE                      0.5000

LOAN                     21410303
LAST_NAME                SHIVES
ADDRESS                  779 WARM SPRING ROAD
CITY                     CHAMBERSBUR
STATE                    PA
ZIP                      172010000
 MORT                     $        97,600.00
 BAL                      $        97,363.97
 RATE                     10.8500
 PAI                      $   918.43
 CLTV                     80.000
MATURITY                 260701
FEE                      0.5000

LOAN                     21410402
LAST_NAME                WILLIAMS
ADDRESS                   1423 FITZWATERTOWN ROAD
CITY                     WILLOW GROV
STATE                    PA
ZIP                      190900000
 MORT                     $      126,000.00
 BAL                      $      125,940.51
 RATE                       9.7000
 PAI                      $1,077.92
 CLTV                     80.000
MATURITY                 260716
FEE                      0.5000

LOAN                     21410477
LAST_NAME                GIES
ADDRESS                  8904 CAROL LANE
CITY                     EVERGREEN
STATE                    CO
ZIP                      804330000
 MORT                     $        23,000.00
 BAL                      $        23,000.00
 RATE                     10.7500
 PAI                      $   257.82
 CLTV                     44.756
MATURITY                 110823
FEE                      0.5000

LOAN                     21410485
LAST_NAME                DOYLE
ADDRESS                  200 WESTBROOK ROAD
CITY                     DEEP RIVER
STATE                    CT
ZIP                      064170000
 MORT                     $      117,600.00
 BAL                      $      117,459.90
 RATE                       8.6500
 PAI                      $   916.78
 CLTV                     80.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21410618
LAST_NAME                MC EACHERN
ADDRESS                  1431 CLARKSON ROAD
CITY                     HOPKINS
STATE                    SC
ZIP                      290610000
 MORT                     $        34,500.00
 BAL                      $        34,483.56
 RATE                       9.6500
 PAI                      $   293.88
 CLTV                     67.647
MATURITY                 110730
FEE                      0.5000

LOAN                     21410733
LAST_NAME                IRWIN
ADDRESS                  1425 N LANE AVENUE
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322540000
 MORT                     $        36,400.00
 BAL                      $        36,323.25
 RATE                     11.4500
 PAI                      $   424.07
 CLTV                     70.000
MATURITY                 110719
FEE                      0.5000


LOAN                     21410824
LAST_NAME                MAYNARD
ADDRESS                  1334 MIZPAH CHURCH ROAD
CITY                     REIDSVILLE
STATE                    NC
ZIP                      273200000
 MORT                     $        49,600.00
 BAL                      $        49,600.00
 RATE                     11.2000
 PAI                      $   479.87
 CLTV                     80.000
MATURITY                 260716
FEE                      0.5000

LOAN                     21410857
LAST_NAME                JOHNS
ADDRESS                  1125 32ND STREET
CITY                     EVANS
STATE                    CO
ZIP                      806200000
 MORT                     $        58,800.00
 BAL                      $        58,784.95
 RATE                     12.5000
 PAI                      $   627.55
 CLTV                     70.000
MATURITY                 110624
FEE                      0.5000

LOAN                     21410998
LAST_NAME                ROGER
ADDRESS                  12718 89TH PLACE NE
CITY                     KIRKLAND
STATE                    WA
ZIP                      980340000
 MORT                     $        80,000.00
 BAL                      $        79,556.17
 RATE                     10.3500
 PAI                      $   876.90
 CLTV                     69.901
MATURITY                 110626
FEE                      0.5000

LOAN                     21411004
LAST_NAME                PLOTKIN
ADDRESS                  1133 NORTH HARBOR DRIVE
CITY                     W PALM BCH
STATE                    FL
ZIP                      334040000
 MORT                     $      318,500.00
 BAL                      $      318,228.83
 RATE                     10.2000
 PAI                      $2,842.26
 CLTV                     70.000
MATURITY                 110614
FEE                      0.5000

LOAN                     21411210
LAST_NAME                NORCOTT
ADDRESS                  4032 SW HANNA STREET
CITY                     ROSEBURG
STATE                    OR
ZIP                      974700000
 MORT                     $        63,000.00
 BAL                      $        62,915.40
 RATE                       9.8500
 PAI                      $   601.72
 CLTV                     70.000
MATURITY                 160726
FEE                      0.5000

LOAN                     21411251
LAST_NAME                FARIS
ADDRESS                  259 VANDERBILT DRIVE
CITY                     MOBILE
STATE                    AL
ZIP                      366080000
 MORT                     $        34,500.00
 BAL                      $        34,500.00
 RATE                     10.8500
 PAI                      $   388.89
 CLTV                     76.254
MATURITY                 110730
FEE                      0.5000

LOAN                     21411483
LAST_NAME                MILLER
ADDRESS                  10044 FLINT DRIVE
CITY                     SANDY
STATE                    UT
ZIP                      840940000
 MORT                     $        87,500.00
 BAL                      $        87,429.95
 RATE                     10.6000
 PAI                      $   806.95
 CLTV                     70.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21411749
LAST_NAME                CORNEANU
ADDRESS                  6136 W. HOLLYHOCK DRIVE
CITY                     PHOENIX
STATE                    AZ
ZIP                      850330000
 MORT                     $        19,000.00
 BAL                      $        18,958.21
 RATE                     11.0000
 PAI                      $   215.96
 CLTV                     68.433
MATURITY                 110729
FEE                      0.5000

LOAN                     21411756
LAST_NAME                HAMILTON
ADDRESS                  1628 1630A-1630B ALCATRAZ
CITY                     BERKELEY
STATE                    CA
ZIP                      947030000
 MORT                     $      127,400.00
 BAL                      $      127,400.00
 RATE                       9.5000
 PAI                      $1,187.54
 CLTV                     68.864
MATURITY                 160801
FEE                      0.5000

LOAN                     21412192
LAST_NAME                SOLIS
ADDRESS                  155 ELTON AVENUE
CITY                     YARDVILLE
STATE                    NJ
ZIP                      086200000
 MORT                     $        81,900.00
 BAL                      $        81,839.50
 RATE                       9.5000
 PAI                      $   688.66
 CLTV                     61.119
MATURITY                 260621
FEE                      0.5000

LOAN                     21412309
LAST_NAME                SHARP
ADDRESS                  713 D STREET NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200020000
 MORT                     $      232,000.00
 BAL                      $      231,749.66
 RATE                       8.9500
 PAI                      $1,858.39
 CLTV                     80.000
MATURITY                 260709
FEE                      0.5000

LOAN                     21412374
LAST_NAME                MADISON
ADDRESS                  1117 ST. MARKS PLACE
CITY                     PLAINFIELD
STATE                    NJ
ZIP                      070620000
 MORT                     $        22,650.00
 BAL                      $        22,630.31
 RATE                     11.9900
 PAI                      $   232.81
 CLTV                     24.890
MATURITY                 110528
FEE                      0.5000

LOAN                     21412416
LAST_NAME                MOODY
ADDRESS                  80 PEHLAM HEIGHTS
CITY                     ANNISTON
STATE                    AL
ZIP                      362060000
 MORT                     $        16,800.00
 BAL                      $        16,800.00
 RATE                     13.2000
 PAI                      $   214.78
 CLTV                     70.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21412432
LAST_NAME                JOHNSON
ADDRESS                  2695 OLD SPANISH TRAIL
CITY                     COLLEGE PAR
STATE                    GA
ZIP                      303490000
 MORT                     $        26,000.00
 BAL                      $        25,891.38
 RATE                     11.6000
 PAI                      $   305.39
 CLTV                     58.842
MATURITY                 110621
FEE                      0.5000

LOAN                     21412515
LAST_NAME                JACKSON
ADDRESS                  1420 WILSON
CITY                     WAUKEGAN
STATE                    IL
ZIP                      600870000
 MORT                     $        93,750.00
 BAL                      $        92,314.49
 RATE                     10.9900
 PAI                      $1,064.98
 CLTV                     71.292
MATURITY                 110517
FEE                      0.5000

LOAN                     21412523
LAST_NAME                BOSTICK
ADDRESS                  1102 MT CARMEL RD
CITY                     TIMMONSVILL
STATE                    SC
ZIP                      291610000
 MORT                     $        34,800.00
 BAL                      $        34,751.40
 RATE                       9.6000
 PAI                      $   326.66
 CLTV                     80.000
MATURITY                 160722
FEE                      0.5000

LOAN                     21412564
LAST_NAME                FRANCIS
ADDRESS                  8 OMEGA DRIVE
CITY                     ROCHESTER
STATE                    NY
ZIP                      146240000
 MORT                     $        47,500.00
 BAL                      $        47,329.42
 RATE                     10.8000
 PAI                      $   483.85
 CLTV                     50.000
MATURITY                 160526
FEE                      0.5000

LOAN                     21412606
LAST_NAME                CASE
ADDRESS                  16 BOUGHTON ROAD
CITY                     OLD LYME
STATE                    CT
ZIP                      063710000
 MORT                     $      110,000.00
 BAL                      $      109,879.93
 RATE                     10.9500
 PAI                      $1,043.41
 CLTV                     75.862
MATURITY                 110529
FEE                      0.5000

LOAN                     21412713
LAST_NAME                BEDNAR
ADDRESS                  7841 SCHOLAR ROAD
CITY                     BALTIMORE
STATE                    MD
ZIP                      212220000
 MORT                     $        39,000.00
 BAL                      $        38,820.33
 RATE                     10.5500
 PAI                      $   432.32
 CLTV                     43.333
MATURITY                 110528
FEE                      0.5000

LOAN                     21412762
LAST_NAME                TOLEDO
ADDRESS                  15 PELHAM ROAD
CITY                     WAYNE
STATE                    NJ
ZIP                      074700000
 MORT                     $        55,500.00
 BAL                      $        55,318.28
 RATE                     11.5000
 PAI                      $   591.87
 CLTV                     79.975
MATURITY                 160525
FEE                      0.5000

LOAN                     21413059
LAST_NAME                ATHINEOS
ADDRESS                  6405 BLOOMFIELD AVENUE
CITY                     PENNSAUKEN
STATE                    NJ
ZIP                      081090000
 MORT                     $        88,000.00
 BAL                      $        87,874.22
 RATE                       9.6900
 PAI                      $   752.19
 CLTV                     71.544
MATURITY                 110510
FEE                      0.5000

LOAN                     21413109
LAST_NAME                ALLEN
ADDRESS                  427 LARKSPUR
CITY                     PORTAGE
STATE                    MI
ZIP                      490020000
 MORT                     $        67,000.00
 BAL                      $        66,830.67
 RATE                     10.3500
 PAI                      $   662.18
 CLTV                     76.136
MATURITY                 160626
FEE                      0.5000

LOAN                     21413323
LAST_NAME                RICELLI
ADDRESS                  221 BROAD STREET
CITY                     SWEDESBORO
STATE                    NJ
ZIP                      080850000
 MORT                     $        55,000.00
 BAL                      $        54,594.92
 RATE                       9.9000
 PAI                      $   587.68
 CLTV                     78.571
MATURITY                 110530
FEE                      0.5000

LOAN                     21413331
LAST_NAME                GRANATA
ADDRESS                  21 BURK STREET
CITY                     SOMERSET
STATE                    MA
ZIP                      027250000
 MORT                     $        17,500.00
 BAL                      $        17,429.25
 RATE                     11.9500
 PAI                      $   209.47
 CLTV                     68.220
MATURITY                 110617
FEE                      0.5000

LOAN                     21413414
LAST_NAME                ROYAL
ADDRESS                  36 BEACONSFIELD ROAD
CITY                     WORCESTER
STATE                    MA
ZIP                      016020000
 MORT                     $        64,800.00
 BAL                      $        64,777.14
 RATE                     11.0500
 PAI                      $   619.56
 CLTV                     80.000
MATURITY                 260717
FEE                      0.5000

LOAN                     21413471
LAST_NAME                RUGER
ADDRESS                   RIDGE AVENUE
CITY                     DALLAS
STATE                    PA
ZIP                      186120000
 MORT                     $        42,000.00
 BAL                      $        41,845.40
 RATE                     10.1000
 PAI                      $   408.10
 CLTV                     70.640
MATURITY                 160705
FEE                      0.5000

LOAN                     21413539
LAST_NAME                ATHERLEY
ADDRESS                  41 OREAD STREET
CITY                     WORCESTER
STATE                    MA
ZIP                      016080000
 MORT                     $        80,000.00
 BAL                      $        79,584.70
 RATE                       8.8500
 PAI                      $   804.30
 CLTV                     80.000
MATURITY                 110708
FEE                      0.5000

LOAN                     21413588
LAST_NAME                PAGEL
ADDRESS                  2312 POIPU WAY
CITY                     SAN DIEGO
STATE                    CA
ZIP                      921540000
 MORT                     $        15,000.00
 BAL                      $        14,966.55
 RATE                     10.8500
 PAI                      $   169.08
 CLTV                     56.225
MATURITY                 110726
FEE                      0.5000

LOAN                     21413596
LAST_NAME                MILLER
ADDRESS                  1062 ARNOLD TENBROOK DRIV
CITY                     ARNOLD
STATE                    MO
ZIP                      630100000
 MORT                     $        17,300.00
 BAL                      $        17,300.00
 RATE                     10.1500
 PAI                      $   187.50
 CLTV                     77.025
MATURITY                 110823
FEE                      0.5000

LOAN                     21413638
LAST_NAME                HILL
ADDRESS                  4645 BUM HILL LANE
CITY                     SUMTER
STATE                    SC
ZIP                      291540000
 MORT                     $        25,000.00
 BAL                      $        24,943.20
 RATE                     10.6500
 PAI                      $   278.68
 CLTV                     75.757
MATURITY                 110703
FEE                      0.5000

LOAN                     21413679
LAST_NAME                COOPER
ADDRESS                  8614 S SANGAMON STREET
CITY                     CHICAGO
STATE                    IL
ZIP                      606260000
 MORT                     $        34,500.00
 BAL                      $        34,411.66
 RATE                       9.3500
 PAI                      $   357.15
 CLTV                     46.000
MATURITY                 110712
FEE                      0.5000

LOAN                     21413687
LAST_NAME                DUNCAN
ADDRESS                  2296 E UTAH AVENUE
CITY                     FRESNO
STATE                    CA
ZIP                      937200000
 MORT                     $        10,100.00
 BAL                      $        10,100.00
 RATE                     10.8500
 PAI                      $   218.85
 CLTV                     79.946
MATURITY                 10813
FEE                      0.5000

LOAN                     21413778
LAST_NAME                PADILLA
ADDRESS                  6 N ELM STREET
CITY                     TOPPENISH
STATE                    WA
ZIP                      989480000
 MORT                     $        30,000.00
 BAL                      $        30,000.00
 RATE                       9.3000
 PAI                      $   309.66
 CLTV                     63.829
MATURITY                 110816
FEE                      0.5000

LOAN                     21413794
LAST_NAME                CARRASQUILLO
ADDRESS                  370 MERRIL
CITY                     CALUMET CIT
STATE                    IL
ZIP                      604090000
 MORT                     $          8,000.00
 BAL                      $          8,000.00
 RATE                     10.9000
 PAI                      $   173.55
 CLTV                     57.139
MATURITY                 10819
FEE                      0.5000

LOAN                     21413901
LAST_NAME                FLEMING
ADDRESS                  330 ADAMS AVE
CITY                     CITY OF OGD
STATE                    UT
ZIP                      844040000
 MORT                     $        84,350.00
 BAL                      $        84,350.00
 RATE                       9.1500
 PAI                      $   863.08
 CLTV                     75.312
MATURITY                 110724
FEE                      0.5000

LOAN                     21414107
LAST_NAME                SULLIVAN
ADDRESS                  64 ROCKLAND STREET
CITY                     NORTH EASTO
STATE                    MA
ZIP                      023560000
 MORT                     $      176,800.00
 BAL                      $      176,347.34
 RATE                       9.3500
 PAI                      $1,830.23
 CLTV                     85.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21414123
LAST_NAME                SLOUGH
ADDRESS                  216 EAST LINCOLN STREET
CITY                     BREMEN
STATE                    IN
ZIP                      465060000
 MORT                     $        50,500.00
 BAL                      $        50,428.14
 RATE                       9.4000
 PAI                      $   467.44
 CLTV                     74.264
MATURITY                 160729
FEE                      0.5000

LOAN                     21414156
LAST_NAME                BETTS
ADDRESS                  7186 MCCONNELL ROAD
CITY                     TIRO
STATE                    OH
ZIP                      448870000
 MORT                     $        57,000.00
 BAL                      $        56,854.72
 RATE                       9.4000
 PAI                      $   591.78
 CLTV                     76.000
MATURITY                 110722
FEE                      0.5000

LOAN                     21414206
LAST_NAME                SELSOR
ADDRESS                  5424 70TH LANE N
CITY                     ST PETERSBU
STATE                    FL
ZIP                      337090000
 MORT                     $        33,000.00
 BAL                      $        32,840.10
 RATE                     10.0000
 PAI                      $   354.62
 CLTV                     73.333
MATURITY                 110626
FEE                      0.5000

LOAN                     21414313
LAST_NAME                HILAND
ADDRESS                  834 MONROE AVENUE
CITY                     WEST POTTSG
STATE                    PA
ZIP                      194640000
 MORT                     $        40,500.00
 BAL                      $        40,403.62
 RATE                     10.1500
 PAI                      $   438.94
 CLTV                     73.636
MATURITY                 110706
FEE                      0.5000

LOAN                     21414321
LAST_NAME                BLAS
ADDRESS                  1666 NORMAN STREET
CITY                     RIDGEWOOD
STATE                    NY
ZIP                      113850000
 MORT                     $      138,600.00
 BAL                      $      138,371.88
 RATE                       9.6500
 PAI                      $1,305.55
 CLTV                     70.000
MATURITY                 160710
FEE                      0.5000

LOAN                     21414487
LAST_NAME                MEYER
ADDRESS                  227 MANOR ROAD
CITY                     SOUTHINGTON
STATE                    CT
ZIP                      064890000
 MORT                     $        20,000.00
 BAL                      $        19,909.88
 RATE                     10.7900
 PAI                      $   224.69
 CLTV                     14.285
MATURITY                 110605
FEE                      0.5000

LOAN                     21414677
LAST_NAME                COX
ADDRESS                  39636 SE RUDE ROAD
CITY                     SANDY
STATE                    OR
ZIP                      970550000
 MORT                     $        30,000.00
 BAL                      $        29,929.91
 RATE                     10.3500
 PAI                      $   328.84
 CLTV                     60.166
MATURITY                 110708
FEE                      0.5000

LOAN                     21414719
LAST_NAME                BERKENSTOCK
ADDRESS                  3699 COTTAGE GROVE ROAD
CITY                     AKRON
STATE                    OH
ZIP                      443190000
 MORT                     $        98,400.00
 BAL                      $        98,350.04
 RATE                       9.3500
 PAI                      $   816.66
 CLTV                     80.000
MATURITY                 110717
FEE                      0.5000

LOAN                     21414792
LAST_NAME                BERRY
ADDRESS                  305 E MASON STREET
CITY                     FRANKLINTON
STATE                    NC
ZIP                      275250000
 MORT                     $        16,080.00
 BAL                      $        16,044.63
 RATE                     11.0000
 PAI                      $   182.77
 CLTV                     80.000
MATURITY                 110703
FEE                      0.5000

LOAN                     21414826
LAST_NAME                COATIE
ADDRESS                  815 NORTH PENN
CITY                     MUNCIE
STATE                    IN
ZIP                      473030000
 MORT                     $        50,000.00
 BAL                      $        49,976.67
 RATE                       9.7500
 PAI                      $   429.58
 CLTV                     79.365
MATURITY                 260715
FEE                      0.5000

LOAN                     21414867
LAST_NAME                ROBERTSON
ADDRESS                  18 LONG HILL ROAD
CITY                     ROWLEY
STATE                    MA
ZIP                      019690000
 MORT                     $      120,000.00
 BAL                      $      120,000.00
 RATE                       9.3000
 PAI                      $   991.57
 CLTV                     53.333
MATURITY                 110805
FEE                      0.5000

LOAN                     21415013
LAST_NAME                BUCKNER
ADDRESS                  7318 W MAJESTIC WAY
CITY                     MAGNA
STATE                    UT
ZIP                      840440000
 MORT                     $        68,800.00
 BAL                      $        68,586.49
 RATE                       9.4500
 PAI                      $   639.07
 CLTV                     80.000
MATURITY                 160624
FEE                      0.5000

LOAN                     21415179
LAST_NAME                JACOBSON
ADDRESS                  16 POUND RIDGE ROAD
CITY                     PLAINVIEW
STATE                    NY
ZIP                      118030000
 MORT                     $      230,000.00
 BAL                      $      229,288.60
 RATE                       8.1250
 PAI                      $1,707.75
 CLTV                     66.666
MATURITY                 260501
FEE                      0.5000

LOAN                     21415195
LAST_NAME                TAYLOR
ADDRESS                  5800 FAWKES STREET
CITY                     PORTSMOUTH
STATE                    VA
ZIP                      237030000
 MORT                     $        15,000.00
 BAL                      $        14,966.70
 RATE                     10.9000
 PAI                      $   169.55
 CLTV                     71.601
MATURITY                 110629
FEE                      0.5000

LOAN                     21415211
LAST_NAME                CROCKETT
ADDRESS                  206 POCAHONTAS PLACE
CITY                     HAMPTON
STATE                    VA
ZIP                      236610000
 MORT                     $        43,050.00
 BAL                      $        43,029.91
 RATE                       9.7500
 PAI                      $   369.87
 CLTV                     70.000
MATURITY                 110628
FEE                      0.5000

LOAN                     21415328
LAST_NAME                IRWIN
ADDRESS                  645 CYRIL AVENUE
CITY                     PASADENA
STATE                    MD
ZIP                      211220000
 MORT                     $        62,500.00
 BAL                      $        62,440.82
 RATE                       9.7000
 PAI                      $   534.68
 CLTV                     78.125
MATURITY                 260701
FEE                      0.5000

LOAN                     21415435
LAST_NAME                GOSS
ADDRESS                  1331 WHEATON
CITY                     ST. CHARLES
STATE                    MO
ZIP                      633010000
 MORT                     $        68,000.00
 BAL                      $        67,912.13
 RATE                       9.7500
 PAI                      $   584.23
 CLTV                     80.000
MATURITY                 260708
FEE                      0.5000

LOAN                     21415765
LAST_NAME                LAWRENCE
ADDRESS                  115 W HILLCREST DRIVE
CITY                     GREENVILLE
STATE                    SC
ZIP                      296090000
 MORT                     $        58,000.00
 BAL                      $        58,000.00
 RATE                     10.8500
 PAI                      $   653.78
 CLTV                     73.731
MATURITY                 110802
FEE                      0.5000

LOAN                     21415948
LAST_NAME                STEVENS
ADDRESS                  1242 NEELY WINGARD ROAD
CITY                     GILBERT
STATE                    SC
ZIP                      290540000
 MORT                     $        40,000.00
 BAL                      $        39,980.32
 RATE                       9.5000
 PAI                      $   336.35
 CLTV                     80.000
MATURITY                 110719
FEE                      0.5000

LOAN                     21415997
LAST_NAME                MITCHELL
ADDRESS                  229 ADAMS AVENUE
CITY                     LAKE PLACID
STATE                    FL
ZIP                      338520000
 MORT                     $        13,814.00
 BAL                      $        13,751.52
 RATE                     10.7500
 PAI                      $   154.85
 CLTV                     80.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21416078
LAST_NAME                MARGER
ADDRESS                  736 S BAMBO DRIVE
CITY                     SOUTH PASAD
STATE                    FL
ZIP                      337070000
 MORT                     $        32,200.00
 BAL                      $        32,185.60
 RATE                       9.9500
 PAI                      $   281.39
 CLTV                     64.400
MATURITY                 110719
FEE                      0.5000

LOAN                     21416136
LAST_NAME                MARGER
ADDRESS                  1136 N 16TH STREET
CITY                     ST PETERSBU
STATE                    FL
ZIP                      337050000
 MORT                     $        37,100.00
 BAL                      $        37,083.59
 RATE                     10.0000
 PAI                      $   325.58
 CLTV                     70.000
MATURITY                 110719
FEE                      0.5000

LOAN                     21416169
LAST_NAME                VALENTI
ADDRESS                  2860 PLAINFIELD PIKE
CITY                     CRANSTON
STATE                    RI
ZIP                      029210000
 MORT                     $      104,000.00
 BAL                      $      103,761.07
 RATE                       8.5500
 PAI                      $   905.84
 CLTV                     77.611
MATURITY                 160613
FEE                      0.5000

LOAN                     21416177
LAST_NAME                MARGER
ADDRESS                  4147 N 35TH AVENUE
CITY                     ST PETERSBU
STATE                    FL
ZIP                      337130000
 MORT                     $        35,000.00
 BAL                      $        34,984.35
 RATE                       9.9500
 PAI                      $   305.86
 CLTV                     68.627
MATURITY                 110719
FEE                      0.5000

LOAN                     21416185
LAST_NAME                HANDS
ADDRESS                  2006 JACKSON AVENUE
CITY                     CHATTANOOGA
STATE                    TN
ZIP                      374040000
 MORT                     $        21,000.00
 BAL                      $        21,000.00
 RATE                       9.5000
 PAI                      $   219.29
 CLTV                     57.534
MATURITY                 110803
FEE                      0.5000

LOAN                     21416300
LAST_NAME                BROWN
ADDRESS                  1082 RT 2 BOX 1082
CITY                     STARKE
STATE                    FL
ZIP                      320910000
 MORT                     $        48,000.00
 BAL                      $        47,754.05
 RATE                       9.1500
 PAI                      $   611.95
 CLTV                     77.419
MATURITY                 60716
FEE                      0.5000

LOAN                     21416383
LAST_NAME                WILSON
ADDRESS                  426 ALBERT STREET
CITY                     BISHOPVILLE
STATE                    SC
ZIP                      290100000
 MORT                     $        43,200.00
 BAL                      $        43,200.00
 RATE                       9.8500
 PAI                      $   374.34
 CLTV                     80.000
MATURITY                 110812
FEE                      0.5000

LOAN                     21416417
LAST_NAME                KARCHER
ADDRESS                  1080 E YORK WAY
CITY                     SPARKS
STATE                    NV
ZIP                      894340000
 MORT                     $      102,000.00
 BAL                      $      102,000.00
 RATE                       9.7500
 PAI                      $   876.34
 CLTV                     70.833
MATURITY                 260806
FEE                      0.5000

LOAN                     21416623
LAST_NAME                LOPEZ
ADDRESS                  180 MINERAL SPRING AVENUE
CITY                     PASSAIC
STATE                    NJ
ZIP                      070550000
 MORT                     $        58,750.00
 BAL                      $        58,614.63
 RATE                     10.5000
 PAI                      $   649.43
 CLTV                     79.947
MATURITY                 110705
FEE                      0.5000

LOAN                     21416698
LAST_NAME                MCBRYDE
ADDRESS                  1988 JACKSONVILLE JOBSTOW
CITY                     COLUMBUS
STATE                    NJ
ZIP                      080220000
 MORT                     $        15,000.00
 BAL                      $        14,970.12
 RATE                     12.0500
 PAI                      $   180.51
 CLTV                     79.861
MATURITY                 110729
FEE                      0.5000

LOAN                     21416730
LAST_NAME                KOZLOWSKI
ADDRESS                  1691 COACHWAY LANE
CITY                     HAZELWOOD
STATE                    MO
ZIP                      630420000
 MORT                     $        60,000.00
 BAL                      $        59,910.73
 RATE                       9.0500
 PAI                      $   541.77
 CLTV                     80.000
MATURITY                 160701
FEE                      0.5000

LOAN                     21416813
LAST_NAME                PURCIFUL
ADDRESS                  414 CENTRAL AVENUE
CITY                     LAPEL
STATE                    IN
ZIP                      460510000
 MORT                     $        31,150.00
 BAL                      $        31,134.99
 RATE                       9.9000
 PAI                      $   271.07
 CLTV                     70.000
MATURITY                 110729
FEE                      0.5000

LOAN                     21416953
LAST_NAME                EATON
ADDRESS                  714 SOUTH RIDE
CITY                     TALLAHASSEE
STATE                    FL
ZIP                      323030000
 MORT                     $        99,500.00
 BAL                      $        99,359.33
 RATE                       9.4500
 PAI                      $   924.23
 CLTV                     61.801
MATURITY                 160701
FEE                      0.5000

LOAN                     21416995
LAST_NAME                GEORGE
ADDRESS                  916 WYOMING AVENUE
CITY                     WEST PITTST
STATE                    PA
ZIP                      186430000
 MORT                     $        48,000.00
 BAL                      $        47,930.82
 RATE                       9.3000
 PAI                      $   441.18
 CLTV                     80.000
MATURITY                 160702
FEE                      0.5000

LOAN                     21417019
LAST_NAME                JACKSON
ADDRESS                  2657 TINOSA CIRCLE
CITY                     PENSACOLA
STATE                    FL
ZIP                      325260000
 MORT                     $        16,000.00
 BAL                      $        16,000.00
 RATE                     10.7500
 PAI                      $   218.15
 CLTV                     73.855
MATURITY                 60805
FEE                      0.5000

LOAN                     21417225
LAST_NAME                ELMER
ADDRESS                  42 WEST 200 NORTH
CITY                     SPRINGVILLE
STATE                    UT
ZIP                      846630000
 MORT                     $        90,000.00
 BAL                      $        89,958.45
 RATE                       9.8000
 PAI                      $   776.55
 CLTV                     73.170
MATURITY                 110703
FEE                      0.5000

LOAN                     21417365
LAST_NAME                FLIEGER
ADDRESS                  5415 JANET AVENUE
CITY                     ST LOUIS
STATE                    MO
ZIP                      631360000
 MORT                     $        35,500.00
 BAL                      $        35,412.01
 RATE                     10.5000
 PAI                      $   354.43
 CLTV                     77.173
MATURITY                 160626
FEE                      0.5000

LOAN                     21417464
LAST_NAME                COLES
ADDRESS                  1494 PAGES DAIRY ROAD
CITY                     YULEE
STATE                    FL
ZIP                      320970000
 MORT                     $        56,000.00
 BAL                      $        55,857.92
 RATE                       9.4500
 PAI                      $   583.08
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21417886
LAST_NAME                PRETTYMAN
ADDRESS                  1125 MCKEAN AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212170000
 MORT                     $        29,200.00
 BAL                      $        29,179.29
 RATE                     12.9000
 PAI                      $   320.73
 CLTV                     80.000
MATURITY                 110504
FEE                      0.5000

LOAN                     21417902
LAST_NAME                COGAR
ADDRESS                  5894 NORTH CROWN HILL ROA
CITY                     ORVILLE
STATE                    OH
ZIP                      446670000
 MORT                     $        82,000.00
 BAL                      $        81,916.41
 RATE                       9.3500
 PAI                      $   680.55
 CLTV                     76.995
MATURITY                 110628
FEE                      0.5000

LOAN                     21417936
LAST_NAME                GREENE
ADDRESS                  19 SIMS AVENUE
CITY                     SUMTER
STATE                    SC
ZIP                      291500000
 MORT                     $        26,000.00
 BAL                      $        25,987.20
 RATE                       9.5000
 PAI                      $   218.63
 CLTV                     74.285
MATURITY                 110703
FEE                      0.5000

LOAN                     21417993
LAST_NAME                CRUM
ADDRESS                  1601 N. BETTY LANE
CITY                     CLEARWATER
STATE                    FL
ZIP                      346150000
 MORT                     $        22,000.00
 BAL                      $        22,000.00
 RATE                     12.0500
 PAI                      $   264.75
 CLTV                     79.453
MATURITY                 110724
FEE                      0.5000

LOAN                     21418173
LAST_NAME                ENOCHS
ADDRESS                  63 ORCHARD STREET
CITY                     MARLBOROUGH
STATE                    NY
ZIP                      125420000
 MORT                     $        65,000.00
 BAL                      $        64,906.32
 RATE                       9.3000
 PAI                      $   597.43
 CLTV                     40.123
MATURITY                 160703
FEE                      0.5000

LOAN                     21418223
LAST_NAME                GRAHAM
ADDRESS                  5335 BLAINE STREET, NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $        53,000.00
 BAL                      $        52,962.82
 RATE                     12.9500
 PAI                      $   584.22
 CLTV                     53.000
MATURITY                 110511
FEE                      0.5000

LOAN                     21418249
LAST_NAME                OVERCASH
ADDRESS                  88 RIVER BEND DRIVE
CITY                     BEECH ISLAN
STATE                    SC
ZIP                      298410000
 MORT                     $        30,800.00
 BAL                      $        30,756.73
 RATE                       9.5000
 PAI                      $   287.10
 CLTV                     77.000
MATURITY                 160719
FEE                      0.5000

LOAN                     21418322
LAST_NAME                WAIN
ADDRESS                  52 HILLSIDE TERRACE
CITY                     NEWTON
STATE                    NJ
ZIP                      078600000
 MORT                     $        99,000.00
 BAL                      $        98,575.48
 RATE                     11.5000
 PAI                      $1,156.51
 CLTV                     79.755
MATURITY                 110614
FEE                      0.5000

LOAN                     21418371
LAST_NAME                SINGLETON
ADDRESS                  1517 SE SPRUCE STREET
CITY                     HILLSBORO
STATE                    OR
ZIP                      971230000
 MORT                     $      103,200.00
 BAL                      $      103,037.44
 RATE                       9.1500
 PAI                      $   841.54
 CLTV                     80.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21418389
LAST_NAME                SIRAVO
ADDRESS                  20 NEWFIELD AVENUE
CITY                     WARWICK
STATE                    RI
ZIP                      028880000
 MORT                     $        84,000.00
 BAL                      $        83,742.67
 RATE                       8.8500
 PAI                      $   747.69
 CLTV                     80.000
MATURITY                 160703
FEE                      0.5000

LOAN                     21418405
LAST_NAME                TOSTON
ADDRESS                  3607 13TH STREET, NW
CITY                     WASHINGTON
STATE                    DC
ZIP                      200100000
 MORT                     $      101,000.00
 BAL                      $      100,895.76
 RATE                       9.2900
 PAI                      $   833.84
 CLTV                     69.178
MATURITY                 260524
FEE                      0.5000

LOAN                     21418413
LAST_NAME                DE LA GARZA
ADDRESS                  4916 BARING AVENUE
CITY                     EAST CHICAG
STATE                    IN
ZIP                      463120000
 MORT                     $        10,500.00
 BAL                      $        10,500.00
 RATE                     11.2500
 PAI                      $   121.00
 CLTV                     54.784
MATURITY                 110814
FEE                      0.5000

LOAN                     21418454
LAST_NAME                PILKERTON
ADDRESS                  18229 PIEDMONT ST POB100
CITY                     ISSUE
STATE                    MD
ZIP                      206450000
 MORT                     $      100,000.00
 BAL                      $        99,546.88
 RATE                       8.9900
 PAI                      $   899.09
 CLTV                     80.000
MATURITY                 160528
FEE                      0.5000

LOAN                     21418462
LAST_NAME                JORDAN
ADDRESS                  523 WEST 6TH STREET
CITY                     ANTIOCH
STATE                    CA
ZIP                      945090000
 MORT                     $      117,500.00
 BAL                      $      117,450.73
 RATE                     10.2500
 PAI                      $1,052.92
 CLTV                     60.256
MATURITY                 260701
FEE                      0.5000

LOAN                     21418470
LAST_NAME                HACKENBERG
ADDRESS                  62 WRIGHT WAY
CITY                     COVENTRY
STATE                    RI
ZIP                      028160000
 MORT                     $        20,000.00
 BAL                      $        19,945.38
 RATE                       9.7500
 PAI                      $   189.71
 CLTV                     66.666
MATURITY                 160628
FEE                      0.5000

LOAN                     21418504
LAST_NAME                FORTE
ADDRESS                  807 55TH STREET, NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $      125,800.00
 BAL                      $      125,640.37
 RATE                     10.2500
 PAI                      $1,127.30
 CLTV                     78.625
MATURITY                 110522
FEE                      0.5000

LOAN                     21418678
LAST_NAME                FLEURIVAL
ADDRESS                  4115 BEALL STREET
CITY                     HYATTSVILLE
STATE                    MD
ZIP                      207840000
 MORT                     $        65,000.00
 BAL                      $        64,908.29
 RATE                       9.7500
 PAI                      $   558.46
 CLTV                     51.181
MATURITY                 110515
FEE                      0.5000

LOAN                     21418777
LAST_NAME                LIMA
ADDRESS                  6403 61ST PLACE
CITY                     RIVERDALE
STATE                    MD
ZIP                      207370000
 MORT                     $        80,800.00
 BAL                      $        80,679.82
 RATE                       9.5000
 PAI                      $   679.42
 CLTV                     80.000
MATURITY                 110511
FEE                      0.5000

LOAN                     21418785
LAST_NAME                HAWKINS
ADDRESS                  3175 BUFFALO SHOALS ROAD
CITY                     NEWTON
STATE                    NC
ZIP                      286580000
 MORT                     $        27,230.00
 BAL                      $        27,162.51
 RATE                       9.8500
 PAI                      $   290.13
 CLTV                     70.000
MATURITY                 110627
FEE                      0.5000

LOAN                     21419262
LAST_NAME                SCHEEF
ADDRESS                  8100 151ST LANE NW
CITY                     RAMSEY
STATE                    MN
ZIP                      553030000
 MORT                     $        58,500.00
 BAL                      $        58,500.00
 RATE                       9.4000
 PAI                      $   607.35
 CLTV                     50.869
MATURITY                 110814
FEE                      0.5000

LOAN                     21419353
LAST_NAME                WAISNOR
ADDRESS                  32 BANCROFT ST
CITY                     LYNNFIELD
STATE                    MA
ZIP                      019400000
 MORT                     $        35,000.00
 BAL                      $        35,000.00
 RATE                     12.0500
 PAI                      $   421.19
 CLTV                     77.383
MATURITY                 110726
FEE                      0.5000

LOAN                     21419486
LAST_NAME                JOHNSON
ADDRESS                  9329 BANDERA STREET
CITY                     LANHAM
STATE                    MD
ZIP                      207060000
 MORT                     $        86,000.00
 BAL                      $        85,877.64
 RATE                       9.4000
 PAI                      $   796.03
 CLTV                     76.106
MATURITY                 160628
FEE                      0.5000

LOAN                     21419528
LAST_NAME                O'HAIR
ADDRESS                  2840 MISSOURI AVENUE
CITY                     ST CLOUD
STATE                    FL
ZIP                      347690000
 MORT                     $        64,500.00
 BAL                      $        64,427.03
 RATE                       8.8500
 PAI                      $   512.04
 CLTV                     71.666
MATURITY                 110618
FEE                      0.5000

LOAN                     21419585
LAST_NAME                MCGEE
ADDRESS                  315 DIAMOND STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212010000
 MORT                     $        40,000.00
 BAL                      $        39,905.25
 RATE                     13.8900
 PAI                      $   494.22
 CLTV                     63.391
MATURITY                 160522
FEE                      0.5000

LOAN                     21419627
LAST_NAME                WILLIAMS
ADDRESS                  200 CROMWELL TERRACE NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200020000
 MORT                     $        96,000.00
 BAL                      $        95,302.51
 RATE                     10.0500
 PAI                      $1,034.56
 CLTV                     79.338
MATURITY                 110513
FEE                      0.5000

LOAN                     21419635
LAST_NAME                MCCRARY
ADDRESS                  706 MAPLE GROVE DR.
CITY                     FREDERICKSB
STATE                    VA
ZIP                      224070000
 MORT                     $        21,000.00
 BAL                      $        20,764.73
 RATE                     14.7900
 PAI                      $   290.90
 CLTV                     77.011
MATURITY                 110524
FEE                      0.5000

LOAN                     21419643
LAST_NAME                YOUNG
ADDRESS                  516 HAMILTON STREET, NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200110000
 MORT                     $        25,001.00
 BAL                      $        24,694.83
 RATE                     13.2500
 PAI                      $   376.99
 CLTV                     28.811
MATURITY                 60522
FEE                      0.5000

LOAN                     21419718
LAST_NAME                LAMBERT
ADDRESS                  17 PURDUE DRIVE
CITY                     MILFORD
STATE                    MA
ZIP                      017570000
 MORT                     $      100,800.00
 BAL                      $      100,666.40
 RATE                       9.9500
 PAI                      $   969.41
 CLTV                     78.139
MATURITY                 160703
FEE                      0.5000

LOAN                     21419742
LAST_NAME                MAJORS
ADDRESS                  434 MEADOWLARK PLACE
CITY                     MONTEVALLO
STATE                    AL
ZIP                      351150000
 MORT                     $        22,000.00
 BAL                      $        21,925.93
 RATE                     10.8500
 PAI                      $   247.99
 CLTV                     73.314
MATURITY                 110729
FEE                      0.5000

LOAN                     21419809
LAST_NAME                SOLOMON
ADDRESS                  151 UPSAL ST. S.E.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200320000
 MORT                     $        72,000.00
 BAL                      $        71,934.02
 RATE                     11.7500
 PAI                      $   726.78
 CLTV                     80.000
MATURITY                 110515
FEE                      0.5000

LOAN                     21419924
LAST_NAME                VEERANA
ADDRESS                  15 VINSON STREET
CITY                     BOSTON
STATE                    MA
ZIP                      021240000
 MORT                     $        37,000.00
 BAL                      $        36,952.50
 RATE                     10.2000
 PAI                      $   361.98
 CLTV                     76.529
MATURITY                 160711
FEE                      0.5000

LOAN                     21419981
LAST_NAME                ABERMAN
ADDRESS                  12022 MILTON STREET
CITY                     WHEATON
STATE                    MD
ZIP                      209020000
 MORT                     $        30,000.00
 BAL                      $        29,848.07
 RATE                     13.8900
 PAI                      $   397.31
 CLTV                     28.571
MATURITY                 110524
FEE                      0.5000

LOAN                     21420161
LAST_NAME                WALLIN
ADDRESS                  62690 U.S. 31 SOUTH
CITY                     SOUTH BEND
STATE                    IN
ZIP                      466140000
 MORT                     $        78,400.00
 BAL                      $        78,365.24
 RATE                       9.9900
 PAI                      $   687.44
 CLTV                     80.000
MATURITY                 110716
FEE                      0.5000

LOAN                     21420187
LAST_NAME                REED
ADDRESS                  4208 LIVINGSTON RD. SE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200320000
 MORT                     $        15,500.00
 BAL                      $        15,336.35
 RATE                     11.3000
 PAI                      $   179.11
 CLTV                     47.261
MATURITY                 110517
FEE                      0.5000

LOAN                     21420237
LAST_NAME                PERRY-TUCKER
ADDRESS                  919 POTOMAC AVE. SE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200030000
 MORT                     $        54,600.00
 BAL                      $        54,370.74
 RATE                       9.5900
 PAI                      $   512.16
 CLTV                     70.000
MATURITY                 160521
FEE                      0.5000

LOAN                     21420260
LAST_NAME                HOLLIFIELD
ADDRESS                  108 WEST MOUNTAIN DRIVE
CITY                     SPRUCE PINE
STATE                    NC
ZIP                      287770000
 MORT                     $        52,000.00
 BAL                      $        51,974.15
 RATE                       9.4500
 PAI                      $   435.35
 CLTV                     80.000
MATURITY                 260710
FEE                      0.5000

LOAN                     21420377
LAST_NAME                TYSON
ADDRESS                  9200 S EAST END AVE.
CITY                     CHICAGO
STATE                    IL
ZIP                      606170000
 MORT                     $        15,000.00
 BAL                      $        14,802.30
 RATE                     11.9900
 PAI                      $   215.12
 CLTV                     69.995
MATURITY                 60528
FEE                      0.5000

LOAN                     21420393
LAST_NAME                FILBY
ADDRESS                  134 OAK STREET
CITY                     GNADENHUTTE
STATE                    OH
ZIP                      446290000
 MORT                     $        54,400.00
 BAL                      $        54,368.70
 RATE                       8.7500
 PAI                      $   427.97
 CLTV                     80.000
MATURITY                 110715
FEE                      0.5000

LOAN                     21420435
LAST_NAME                LORENZ
ADDRESS                  15106 GEORGIA ROAD
CITY                     WOODBRIDGE
STATE                    VA
ZIP                      221910000
 MORT                     $        61,000.00
 BAL                      $        60,533.73
 RATE                       9.4900
 PAI                      $   636.61
 CLTV                     54.464
MATURITY                 110517
FEE                      0.5000

LOAN                     21420468
LAST_NAME                STACK
ADDRESS                  733 EASTGATE DRIVE
CITY                     CHARLESTON
STATE                    IL
ZIP                      619200000
 MORT                     $        63,200.00
 BAL                      $        63,105.96
 RATE                       9.0500
 PAI                      $   570.67
 CLTV                     80.000
MATURITY                 160712
FEE                      0.5000

LOAN                     21420484
LAST_NAME                DEMASO, JR.
ADDRESS                  7727 S CENTRAL AVE
CITY                     BURBANK
STATE                    IL
ZIP                      604590000
 MORT                     $        20,000.00
 BAL                      $        19,939.73
 RATE                     14.9900
 PAI                      $   279.79
 CLTV                     61.711
MATURITY                 110601
FEE                      0.5000

LOAN                     21420534
LAST_NAME                BENJAMIN
ADDRESS                  4050 CONGRUITY ROAD
CITY                     SUMTER
STATE                    SC
ZIP                      291510000
 MORT                     $        29,047.00
 BAL                      $        28,976.96
 RATE                       9.5000
 PAI                      $   270.76
 CLTV                     58.094
MATURITY                 160716
FEE                      0.5000

LOAN                     21420559
LAST_NAME                ARMSTRONG
ADDRESS                  2001 BRANCH ROAD
CITY                     CHAMPAIGN
STATE                    IL
ZIP                      618210000
 MORT                     $        72,000.00
 BAL                      $        71,810.58
 RATE                       9.0500
 PAI                      $   581.93
 CLTV                     80.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21420831
LAST_NAME                CRUMER
ADDRESS                  3210 HARPER
CITY                     ST LOUIS
STATE                    MO
ZIP                      631070000
 MORT                     $        10,000.00
 BAL                      $        10,000.00
 RATE                     10.5500
 PAI                      $   135.22
 CLTV                     23.809
MATURITY                 60809
FEE                      0.5000

LOAN                     21420880
LAST_NAME                HENDRICKSON
ADDRESS                  12147 CRESTWOOD DRIVE
CITY                     CARMEL
STATE                    IN
ZIP                      460330000
 MORT                     $      216,000.00
 BAL                      $      215,899.22
 RATE                       9.7500
 PAI                      $1,855.78
 CLTV                     80.000
MATURITY                 110703
FEE                      0.5000

LOAN                     21420914
LAST_NAME                ROUSE
ADDRESS                  BOX 742 ROUTE 1
CITY                     DENMARK
STATE                    SC
ZIP                      290420000
 MORT                     $        64,000.00
 BAL                      $        63,971.07
 RATE                       9.9000
 PAI                      $   556.93
 CLTV                     80.000
MATURITY                 260701
FEE                      0.5000

LOAN                     21420971
LAST_NAME                CREASMAN
ADDRESS                  134 RIDGECROSS ROAD
CITY                     ASHEVILLE
STATE                    NC
ZIP                      288050000
 MORT                     $        20,500.00
 BAL                      $        20,500.00
 RATE                     13.2500
 PAI                      $   262.76
 CLTV                     56.866
MATURITY                 110807
FEE                      0.5000

LOAN                     21421227
LAST_NAME                YOSS
ADDRESS                  206 N MAIN STREET
CITY                     SPENCER
STATE                    OH
ZIP                      442750000
 MORT                     $        71,200.00
 BAL                      $        71,171.70
 RATE                     10.5000
 PAI                      $   651.30
 CLTV                     80.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21421276
LAST_NAME                BRYAN
ADDRESS                  2136 MILLER AVENUE
CITY                     CHESAPEAKE
STATE                    VA
ZIP                      233200000
 MORT                     $        65,500.00
 BAL                      $        65,440.55
 RATE                       9.9000
 PAI                      $   569.98
 CLTV                     76.608
MATURITY                 260627
FEE                      0.5000

LOAN                     21421326
LAST_NAME                SMART
ADDRESS                  496 LANCASTER AVENUE
CITY                     ENOLA
STATE                    PA
ZIP                      170250000
 MORT                     $        88,000.00
 BAL                      $        88,000.00
 RATE                     10.1500
 PAI                      $   782.04
 CLTV                     80.000
MATURITY                 110731
FEE                      0.5000

LOAN                     21421599
LAST_NAME                MURPHY
ADDRESS                  17100 LONGFELLOW
CITY                     HAZEL CREST
STATE                    IL
ZIP                      604290000
 MORT                     $        92,000.00
 BAL                      $        91,908.79
 RATE                     11.3900
 PAI                      $   903.36
 CLTV                     80.000
MATURITY                 110521
FEE                      0.5000

LOAN                     21421656
LAST_NAME                TUNON
ADDRESS                  731 GRANTLEY AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212290000
 MORT                     $        39,200.00
 BAL                      $        39,153.25
 RATE                     11.0000
 PAI                      $   373.32
 CLTV                     70.000
MATURITY                 110520
FEE                      0.5000

LOAN                     21421698
LAST_NAME                KATSIBAROS
ADDRESS                  6421 N MAPLEWOOD AVE
CITY                     CHICAGO
STATE                    IL
ZIP                      606450000
 MORT                     $        25,000.00
 BAL                      $        24,384.56
 RATE                     11.9900
 PAI                      $   555.99
 CLTV                     51.382
MATURITY                 10603
FEE                      0.5000

LOAN                     21421722
LAST_NAME                KUZMIK
ADDRESS                  3 RUSTIC DR
CITY                     MONSEY
STATE                    NY
ZIP                      109520000
 MORT                     $        20,000.00
 BAL                      $        20,000.00
 RATE                     10.8500
 PAI                      $   204.41
 CLTV                     49.218
MATURITY                 160730
FEE                      0.5000

LOAN                     21421748
LAST_NAME                LINCOLN
ADDRESS                  123 WEST 8TH STREET
CITY                     THE DALLES
STATE                    OR
ZIP                      970580000
 MORT                     $        60,000.00
 BAL                      $        59,839.28
 RATE                       8.8500
 PAI                      $   603.22
 CLTV                     80.000
MATURITY                 110724
FEE                      0.5000

LOAN                     21421854
LAST_NAME                WHETZEL
ADDRESS                  8321 SPRAGUE PLACE
CITY                     NEW CARROLT
STATE                    MD
ZIP                      207840000
 MORT                     $        51,000.00
 BAL                      $        50,952.67
 RATE                     11.6900
 PAI                      $   512.46
 CLTV                     37.362
MATURITY                 110520
FEE                      0.5000

LOAN                     21421896
LAST_NAME                COLSON
ADDRESS                  4712 LILLIAN DRIVE
CITY                     ALEXANDRIA
STATE                    VA
ZIP                      223100000
 MORT                     $        34,000.00
 BAL                      $        33,890.87
 RATE                     14.3500
 PAI                      $   460.82
 CLTV                     20.000
MATURITY                 110524
FEE                      0.5000

LOAN                     21422118
LAST_NAME                SELBY
ADDRESS                  2303 FRANKLIN STREET
CITY                     FORT MYERS
STATE                    FL
ZIP                      339010000
 MORT                     $        25,000.00
 BAL                      $        24,936.57
 RATE                       9.4500
 PAI                      $   260.31
 CLTV                     60.975
MATURITY                 110710
FEE                      0.5000

LOAN                     21422217
LAST_NAME                LOTITO
ADDRESS                  100 HILLCREST AVENUE
CITY                     W PATERSON
STATE                    NJ
ZIP                      074240000
 MORT                     $      163,500.00
 BAL                      $      163,366.64
 RATE                     10.4000
 PAI                      $1,483.39
 CLTV                     78.985
MATURITY                 110618
FEE                      0.5000

LOAN                     21422290
LAST_NAME                TOSTON
ADDRESS                  11 U STREET, NW
CITY                     WASHINGTON
STATE                    DC
ZIP                      200010000
 MORT                     $      108,000.00
 BAL                      $      107,888.53
 RATE                       9.2900
 PAI                      $   891.63
 CLTV                     69.230
MATURITY                 260524
FEE                      0.5000

LOAN                     21422449
LAST_NAME                JOSEPH
ADDRESS                  1881 WATERVIEW WAY
CITY                     CRYSTAL
STATE                    MI
ZIP                      488180000
 MORT                     $        47,200.00
 BAL                      $        46,950.72
 RATE                       9.0500
 PAI                      $   480.14
 CLTV                     80.000
MATURITY                 110703
FEE                      0.5000

LOAN                     21422514
LAST_NAME                COOPER
ADDRESS                  2 PENN DRIVE
CITY                     CONNEAUT
STATE                    OH
ZIP                      440300000
 MORT                     $        40,000.00
 BAL                      $        39,801.88
 RATE                     10.0500
 PAI                      $   352.51
 CLTV                     80.000
MATURITY                 110528
FEE                      0.5000

LOAN                     21422571
LAST_NAME                SOUTHERLAND
ADDRESS                  2112 W BALTIMORE STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212230000
 MORT                     $        24,500.00
 BAL                      $        24,412.92
 RATE                     13.3000
 PAI                      $   314.84
 CLTV                     70.000
MATURITY                 110514
FEE                      0.5000

LOAN                     21422605
LAST_NAME                TUTT
ADDRESS                   ROUTE 3 BOX 4810
CITY                     GALENA
STATE                    MO
ZIP                      656560000
 MORT                     $        95,000.00
 BAL                      $        95,000.00
 RATE                       9.7500
 PAI                      $   816.20
 CLTV                     63.333
MATURITY                 110812
FEE                      0.5000

LOAN                     21422621
LAST_NAME                JOHNSON
ADDRESS                  613 N BENTALOU STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212160000
 MORT                     $        25,000.00
 BAL                      $        24,852.51
 RATE                     12.5000
 PAI                      $   284.04
 CLTV                     48.828
MATURITY                 160601
FEE                      0.5000

LOAN                     21422704
LAST_NAME                SMALL
ADDRESS                  7939 S LANGLEY
CITY                     CHICAGO
STATE                    IL
ZIP                      606190000
 MORT                     $        50,000.00
 BAL                      $        49,757.49
 RATE                       9.9900
 PAI                      $   537.00
 CLTV                     47.619
MATURITY                 110601
FEE                      0.5000

LOAN                     21422803
LAST_NAME                SANDERS
ADDRESS                  107 E. TENNY AVENUE
CITY                     LOUISVILLE
STATE                    KY
ZIP                      402140000
 MORT                     $        68,000.00
 BAL                      $        68,000.00
 RATE                       8.7500
 PAI                      $   534.96
 CLTV                     80.000
MATURITY                 110723
FEE                      0.5000

LOAN                     21422886
LAST_NAME                KORDONSKI
ADDRESS                  815 S LUZERNE AVENUE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212240000
 MORT                     $        51,300.00
 BAL                      $        51,275.03
 RATE                       9.5500
 PAI                      $   433.24
 CLTV                     78.801
MATURITY                 110801
FEE                      0.5000

LOAN                     21422944
LAST_NAME                BURGESS
ADDRESS                  419 SOUTH ELMWOOD
CITY                     KANSAS CITY
STATE                    MO
ZIP                      641240000
 MORT                     $        32,800.00
 BAL                      $        32,713.71
 RATE                       9.0500
 PAI                      $   333.66
 CLTV                     80.000
MATURITY                 110712
FEE                      0.5000

LOAN                     21422951
LAST_NAME                SCADUTO
ADDRESS                  2474 MCCLINTOCKSBURG ROAD
CITY                     DEERFIELD
STATE                    OH
ZIP                      444110000
 MORT                     $        75,200.00
 BAL                      $        74,983.78
 RATE                       9.3500
 PAI                      $   693.62
 CLTV                     80.000
MATURITY                 160701
FEE                      0.5000

LOAN                     21423124
LAST_NAME                LECLERC
ADDRESS                  8496 76TH AVENUE NORTH
CITY                     SEMINOLE
STATE                    FL
ZIP                      346470000
 MORT                     $        56,400.00
 BAL                      $        56,003.72
 RATE                       8.7500
 PAI                      $   563.69
 CLTV                     80.000
MATURITY                 110628
FEE                      0.5000

LOAN                     21423470
LAST_NAME                ZINN
ADDRESS                  5553 W. 82ND STREET
CITY                     BURBANK
STATE                    IL
ZIP                      604590000
 MORT                     $        60,000.00
 BAL                      $        59,862.50
 RATE                     10.8500
 PAI                      $   676.32
 CLTV                     70.860
MATURITY                 110812
FEE                      0.5000

LOAN                     21423504
LAST_NAME                GILDERSLEEVE
ADDRESS                  187 O'GRADY STREET
CITY                     LEAVENWORTH
STATE                    WA
ZIP                      988260000
 MORT                     $        18,504.00
 BAL                      $        18,504.00
 RATE                     10.8500
 PAI                      $   208.58
 CLTV                     79.946
MATURITY                 110809
FEE                      0.5000

LOAN                     21423603
LAST_NAME                DINGUS
ADDRESS                  6082 OCCOQUAN FOREST DRIV
CITY                     MANASSAS
STATE                    VA
ZIP                      221110000
 MORT                     $      257,500.00
 BAL                      $      256,226.31
 RATE                       8.2900
 PAI                      $2,200.54
 CLTV                     72.946
MATURITY                 160521
FEE                      0.5000

LOAN                     21423645
LAST_NAME                DRYER
ADDRESS                  2126 E. 39TH STREET
CITY                     SAVANNAH
STATE                    GA
ZIP                      314040000
 MORT                     $        43,200.00
 BAL                      $        43,125.80
 RATE                       9.0500
 PAI                      $   390.08
 CLTV                     80.000
MATURITY                 160717
FEE                      0.5000

LOAN                     21423835
LAST_NAME                GRAVELY
ADDRESS                  6485 LONG BEACH DRIVE
CITY                     SAINT LEONA
STATE                    MD
ZIP                      206850000
 MORT                     $        37,000.00
 BAL                      $        36,825.01
 RATE                       8.6500
 PAI                      $   324.62
 CLTV                     38.541
MATURITY                 160504
FEE                      0.5000

LOAN                     21423876
LAST_NAME                BAUER
ADDRESS                  3708 LOUISE ST.
CITY                     MOGADORE
STATE                    OH
ZIP                      442600000
 MORT                     $        28,500.00
 BAL                      $        28,368.57
 RATE                     14.8500
 PAI                      $   395.96
 CLTV                     79.738
MATURITY                 110520
FEE                      0.5000

LOAN                     21423884
LAST_NAME                GALLION
ADDRESS                  4256 SOUTHERN AVE, SE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $        45,000.00
 BAL                      $        44,972.10
 RATE                     13.5000
 PAI                      $   515.44
 CLTV                     50.000
MATURITY                 110525
FEE                      0.5000

LOAN                     21423942
LAST_NAME                DIAS
ADDRESS                  20 REDWOOD DRIVE
CITY                     CUMBERLAND
STATE                    RI
ZIP                      028640000
 MORT                     $        78,300.00
 BAL                      $        77,616.48
 RATE                     10.1000
 PAI                      $   846.22
 CLTV                     74.999
MATURITY                 110722
FEE                      0.5000

LOAN                     21424031
LAST_NAME                MCSWAIN
ADDRESS                  4003 MCDONOGH ROAD
CITY                     RANDALLSTOW
STATE                    MD
ZIP                      211330000
 MORT                     $        15,000.00
 BAL                      $        14,332.39
 RATE                     14.7000
 PAI                      $   354.50
 CLTV                     55.453
MATURITY                 10514
FEE                      0.5000

LOAN                     21424072
LAST_NAME                MERCER
ADDRESS                  523 OAKLAND AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212120000
 MORT                     $        40,000.00
 BAL                      $        39,704.04
 RATE                       9.8500
 PAI                      $   426.18
 CLTV                     80.000
MATURITY                 110515
FEE                      0.5000

LOAN                     21424122
LAST_NAME                WHITE
ADDRESS                  1534 CLEARVIEW STREET
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191410000
 MORT                     $          5,500.00
 BAL                      $          5,487.61
 RATE                     10.7500
 PAI                      $     61.66
 CLTV                     79.850
MATURITY                 110730
FEE                      0.5000

LOAN                     21424239
LAST_NAME                TINGLEY
ADDRESS                  10930 COMANCHE DRIVE
CITY                     SIDNEY
STATE                    OH
ZIP                      453650000
 MORT                     $        46,200.00
 BAL                      $        46,158.36
 RATE                       9.9900
 PAI                      $   405.10
 CLTV                     77.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21424486
LAST_NAME                COATES
ADDRESS                  4924 9TH STREET, NW
CITY                     WASHINGTON
STATE                    DC
ZIP                      200110000
 MORT                     $        82,500.00
 BAL                      $        81,878.43
 RATE                       9.6500
 PAI                      $   868.97
 CLTV                     61.111
MATURITY                 110524
FEE                      0.5000

LOAN                     21424502
LAST_NAME                MITCHELL
ADDRESS                  4504 BISCAYNE DRIVE
CITY                     HALTOM CITY
STATE                    TX
ZIP                      761170000
 MORT                     $        71,900.00
 BAL                      $        71,849.85
 RATE                     11.1250
 PAI                      $   691.53
 CLTV                     79.010
MATURITY                 260701
FEE                      0.5000

LOAN                     21424577
LAST_NAME                WEST
ADDRESS                  7594 SHARBETH DRIVE SOUTH
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322100000
 MORT                     $        31,000.00
 BAL                      $        30,921.35
 RATE                       9.4500
 PAI                      $   322.78
 CLTV                     47.692
MATURITY                 110628
FEE                      0.5000

LOAN                     21424668
LAST_NAME                CANADY
ADDRESS                  2721 ROXBURY ROAD
CITY                     COLUMBUS
STATE                    OH
ZIP                      432190000
 MORT                     $        44,000.00
 BAL                      $        43,868.57
 RATE                       9.0500
 PAI                      $   397.30
 CLTV                     80.000
MATURITY                 160702
FEE                      0.5000

LOAN                     21424734
LAST_NAME                ENNEN
ADDRESS                  2711 SANGAMON DRIVE
CITY                     CHAMPAIGN
STATE                    IL
ZIP                      618210000
 MORT                     $        56,000.00
 BAL                      $        55,711.18
 RATE                       9.0500
 PAI                      $   710.91
 CLTV                     80.000
MATURITY                 60723
FEE                      0.5000

LOAN                     21424817
LAST_NAME                JANSEN
ADDRESS                  N5713 HIGHWAY 13
CITY                     PRENTICE
STATE                    WI
ZIP                      545560000
 MORT                     $        31,590.00
 BAL                      $        31,507.81
 RATE                     10.0000
 PAI                      $   277.23
 CLTV                     65.000
MATURITY                 110501
FEE                      0.5000

LOAN                     21424841
LAST_NAME                SCOTT
ADDRESS                  119 ZEPHYR LANE
CITY                     MOORESVILLE
STATE                    NC
ZIP                      281150000
 MORT                     $        96,000.00
 BAL                      $        95,961.44
 RATE                     10.4500
 PAI                      $   874.57
 CLTV                     80.000
MATURITY                 110703
FEE                      0.5000

LOAN                     21424890
LAST_NAME                CROWLEY
ADDRESS                  607 PRINCETON AVENUE
CITY                     MAPLE SHADE
STATE                    NJ
ZIP                      080520000
 MORT                     $        73,400.00
 BAL                      $        73,272.88
 RATE                       9.8000
 PAI                      $   698.63
 CLTV                     70.576
MATURITY                 160710
FEE                      0.5000

LOAN                     21424965
LAST_NAME                PERKINS
ADDRESS                  5516 CHESHIRE MEADOWS WAY
CITY                     FAIRFAX
STATE                    VA
ZIP                      220320000
 MORT                     $      117,200.00
 BAL                      $      117,133.95
 RATE                       8.8500
 PAI                      $   930.40
 CLTV                     80.000
MATURITY                 110715
FEE                      0.5000

LOAN                     21424973
LAST_NAME                ALLEN
ADDRESS                  160 CANNON ROAD
CITY                     SHARPSBURG
STATE                    GA
ZIP                      302770000
 MORT                     $        49,600.00
 BAL                      $        49,573.19
 RATE                       9.0500
 PAI                      $   400.88
 CLTV                     80.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21425012
LAST_NAME                GRECO
ADDRESS                  720 BEECH STREET
CITY                     OLD FORGE
STATE                    PA
ZIP                      185180000
 MORT                     $        92,000.00
 BAL                      $        91,782.07
 RATE                     10.2000
 PAI                      $   999.93
 CLTV                     80.000
MATURITY                 110730
FEE                      0.5000

LOAN                     21425087
LAST_NAME                RUTCOSKY
ADDRESS                  39 BROWNING AVENUE
CITY                     MOORESTOWN
STATE                    NJ
ZIP                      080570000
 MORT                     $        79,000.00
 BAL                      $        78,712.82
 RATE                       9.3500
 PAI                      $   728.67
 CLTV                     84.946
MATURITY                 160702
FEE                      0.5000

LOAN                     21425210
LAST_NAME                DELORIA
ADDRESS                   BAY STREET
CITY                     BRIMLEY
STATE                    MI
ZIP                      497150000
 MORT                     $        36,000.00
 BAL                      $        35,911.90
 RATE                       9.6000
 PAI                      $   305.34
 CLTV                     72.000
MATURITY                 110401
FEE                      0.5000

LOAN                     21425228
LAST_NAME                BRADEN
ADDRESS                  445 SUN VALLEY ROAD
CITY                     BIRMINGHAM
STATE                    AL
ZIP                      352150000
 MORT                     $        45,000.00
 BAL                      $        44,917.34
 RATE                     12.9000
 PAI                      $   566.41
 CLTV                     67.100
MATURITY                 110716
FEE                      0.5000

LOAN                     21425244
LAST_NAME                MATTHEWS
ADDRESS                  2112 WEST 17TH STREET
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322090000
 MORT                     $        15,000.00
 BAL                      $        14,961.94
 RATE                       9.4500
 PAI                      $   156.19
 CLTV                     32.967
MATURITY                 110715
FEE                      0.5000

LOAN                     21425277
LAST_NAME                ALLMAN
ADDRESS                  990 NORTH 100 EAST
CITY                     PLEASANT GR
STATE                    UT
ZIP                      840620000
 MORT                     $      107,200.00
 BAL                      $      107,143.25
 RATE                       9.1500
 PAI                      $   874.16
 CLTV                     80.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21425301
LAST_NAME                DUNCAN
ADDRESS                  1505 W MADISON
CITY                     LOVINGTON
STATE                    NM
ZIP                      882600000
 MORT                     $        20,000.00
 BAL                      $        20,000.00
 RATE                     11.4500
 PAI                      $   233.01
 CLTV                     49.261
MATURITY                 110708
FEE                      0.5000

LOAN                     21425335
LAST_NAME                BARKEY
ADDRESS                  6808 CORONET ROAD
CITY                     LAKELAND
STATE                    FL
ZIP                      338110000
 MORT                     $        50,000.00
 BAL                      $        49,926.55
 RATE                       9.1500
 PAI                      $   454.70
 CLTV                     76.923
MATURITY                 160715
FEE                      0.5000

LOAN                     21425459
LAST_NAME                COLTON
ADDRESS                  1537 WEST LUELLA CIRCLE
CITY                     WEST JORDAN
STATE                    UT
ZIP                      840840000
 MORT                     $        53,000.00
 BAL                      $        53,000.00
 RATE                       9.1500
 PAI                      $   542.31
 CLTV                     53.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21425673
LAST_NAME                HEMMING
ADDRESS                  1255 REGENT STREET
CITY                     ASPEN
STATE                    CO
ZIP                      816110000
 MORT                     $      400,000.00
 BAL                      $      400,000.00
 RATE                       9.9500
 PAI                      $3,495.52
 CLTV                     53.333
MATURITY                 110801
FEE                      0.5000

LOAN                     21425749
LAST_NAME                STEVENS
ADDRESS                  6 FLAX VIEW TERRACE
CITY                     LYNN
STATE                    MA
ZIP                      019040000
 MORT                     $        85,000.00
 BAL                      $        84,959.91
 RATE                       9.7000
 PAI                      $   727.17
 CLTV                     56.666
MATURITY                 260724
FEE                      0.5000

LOAN                     21425798
LAST_NAME                PAYNE
ADDRESS                  1840 CHARLES ROAD
CITY                     EAST CLEVEL
STATE                    OH
ZIP                      441120000
 MORT                     $        26,900.00
 BAL                      $        26,900.00
 RATE                       9.2000
 PAI                      $   276.05
 CLTV                     58.478
MATURITY                 110724
FEE                      0.5000

LOAN                     21425863
LAST_NAME                SIMMONS
ADDRESS                  1473 EAST 116TH STREET
CITY                     CLEVELAND
STATE                    OH
ZIP                      441060000
 MORT                     $        62,400.00
 BAL                      $        62,400.00
 RATE                       9.3500
 PAI                      $   517.88
 CLTV                     80.000
MATURITY                 110730
FEE                      0.5000

LOAN                     21426119
LAST_NAME                BILLUPS
ADDRESS                  1321 BRUMMEL STREET
CITY                     EVANSTON
STATE                    IL
ZIP                      602020000
 MORT                     $      232,000.00
 BAL                      $      231,766.10
 RATE                       9.7500
 PAI                      $1,993.24
 CLTV                     80.000
MATURITY                 260703
FEE                      0.5000

LOAN                     21426242
LAST_NAME                STRYKER
ADDRESS                  808 N. OTTILLIA SE
CITY                     GRAND RAPID
STATE                    MI
ZIP                      495070000
 MORT                     $        50,400.00
 BAL                      $        50,325.01
 RATE                       9.0500
 PAI                      $   455.09
 CLTV                     80.000
MATURITY                 160716
FEE                      0.5000

LOAN                     21426317
LAST_NAME                DAVIS
ADDRESS                  203 N 7TH STREET
CITY                     LOVING
STATE                    NM
ZIP                      882560000
 MORT                     $        48,800.00
 BAL                      $        48,800.00
 RATE                       9.0500
 PAI                      $   440.64
 CLTV                     80.000
MATURITY                 160801
FEE                      0.5000

LOAN                     21426416
LAST_NAME                SHORT
ADDRESS                  20785 WAYLAND
CITY                     SOUTHFIELD
STATE                    MI
ZIP                      480760000
 MORT                     $      115,000.00
 BAL                      $      114,853.77
 RATE                     10.2400
 PAI                      $1,029.67
 CLTV                     70.987
MATURITY                 260501
FEE                      0.5000

LOAN                     21426523
LAST_NAME                CHOCIANOWICZ
ADDRESS                  919 N ALEXANDER
CITY                     ROYAL OAK
STATE                    MI
ZIP                      480670000
 MORT                     $        61,600.00
 BAL                      $        60,249.60
 RATE                     10.7900
 PAI                      $   576.88
 CLTV                     70.000
MATURITY                 110501
FEE                      0.5000

LOAN                     21426598
LAST_NAME                DWYER
ADDRESS                  1215 OLD CHILLICOTHE ROAD
CITY                     WASHINGTON
STATE                    OH
ZIP                      431600000
 MORT                     $        45,000.00
 BAL                      $        44,659.43
 RATE                       9.6000
 PAI                      $   472.63
 CLTV                     64.285
MATURITY                 110501
FEE                      0.5000

LOAN                     21426663
LAST_NAME                BALL
ADDRESS                  9649 NEW CALIFORNIA DRIVE
CITY                     PLAIN CITY
STATE                    OH
ZIP                      430640000
 MORT                     $        70,400.00
 BAL                      $        70,269.98
 RATE                       9.7400
 PAI                      $   604.33
 CLTV                     80.000
MATURITY                 110501
FEE                      0.5000

LOAN                     21426747
LAST_NAME                AYRES
ADDRESS                  548 LINCOLN
CITY                     LANSING
STATE                    MI
ZIP                      489100000
 MORT                     $        42,000.00
 BAL                      $        41,941.98
 RATE                       9.8500
 PAI                      $   363.94
 CLTV                     70.000
MATURITY                 260501
FEE                      0.5000

LOAN                     21426754
LAST_NAME                WANNEMACHER
ADDRESS                  4416 SUNNYDALE PLACE
CITY                     KETTERING
STATE                    OH
ZIP                      454290000
 MORT                     $      116,900.00
 BAL                      $      116,716.78
 RATE                       9.2500
 PAI                      $   961.71
 CLTV                     73.062
MATURITY                 110501
FEE                      0.5000

LOAN                     21426770
LAST_NAME                KANE
ADDRESS                  108 BEACH STREET
CITY                     FOXBORO
STATE                    MA
ZIP                      020350000
 MORT                     $      134,000.00
 BAL                      $      133,806.89
 RATE                       9.3000
 PAI                      $1,231.61
 CLTV                     78.823
MATURITY                 160715
FEE                      0.5000

LOAN                     21426812
LAST_NAME                DIMINA
ADDRESS                  129 W. LAKE SHORE DRIVE
CITY                     CHEROKEE VI
STATE                    AR
ZIP                      725290000
 MORT                     $        65,600.00
 BAL                      $        65,564.16
 RATE                       9.0000
 PAI                      $   527.84
 CLTV                     80.000
MATURITY                 110723
FEE                      0.5000

LOAN                     21427018
LAST_NAME                SCHMITT
ADDRESS                  72 PLUM TREE DRIVE
CITY                     ST. PETERS
STATE                    MO
ZIP                      633760000
 MORT                     $        30,000.00
 BAL                      $        30,000.00
 RATE                     10.6500
 PAI                      $   334.42
 CLTV                     67.175
MATURITY                 110812
FEE                      0.5000

LOAN                     21427042
LAST_NAME                MEHTA
ADDRESS                  3642 N. W. 22ND TERRACE
CITY                     GAINESVILLE
STATE                    FL
ZIP                      326050000
 MORT                     $        38,000.00
 BAL                      $        38,000.00
 RATE                       9.6500
 PAI                      $   400.26
 CLTV                     55.882
MATURITY                 110816
FEE                      0.5000

LOAN                     21427273
LAST_NAME                NELSON
ADDRESS                  5389 CARVERSVILLE ROAD
CITY                     DOYLESTOWN
STATE                    PA
ZIP                      189010000
 MORT                     $      280,500.00
 BAL                      $      280,369.13
 RATE                       9.7500
 PAI                      $2,409.93
 CLTV                     85.000
MATURITY                 110719
FEE                      0.5000

LOAN                     21427554
LAST_NAME                KAMBAE
ADDRESS                  613 QUAIL STREET
CITY                     SMITHFIELD
STATE                    VA
ZIP                      234300000
 MORT                     $        30,300.00
 BAL                      $        30,218.15
 RATE                     12.6000
 PAI                      $   375.43
 CLTV                     58.269
MATURITY                 110726
FEE                      0.5000

LOAN                     21427604
LAST_NAME                HAWK
ADDRESS                  1165 BEE LANE
CITY                     GENEVA
STATE                    FL
ZIP                      327320000
 MORT                     $        44,800.00
 BAL                      $        44,596.78
 RATE                     10.5000
 PAI                      $   495.22
 CLTV                     70.000
MATURITY                 110730
FEE                      0.5000

LOAN                     21427976
LAST_NAME                SIMS
ADDRESS                  159 WOODLAND AVENUE
CITY                     TRINITY
STATE                    AL
ZIP                      356730000
 MORT                     $        15,400.00
 BAL                      $        15,400.00
 RATE                     11.0000
 PAI                      $   175.04
 CLTV                     40.273
MATURITY                 110814
FEE                      0.5000

LOAN                     21428230
LAST_NAME                VERRETT
ADDRESS                  3532 DEXTER WAY
CITY                     MARIETTA
STATE                    GA
ZIP                      300620000
 MORT                     $      123,700.00
 BAL                      $      123,526.24
 RATE                       9.5000
 PAI                      $1,153.05
 CLTV                     79.806
MATURITY                 160702
FEE                      0.5000

LOAN                     21428271
LAST_NAME                SOUSA
ADDRESS                  355 RIVERSIDE STREET
CITY                     PORTSMOUTH
STATE                    RI
ZIP                      028710000
 MORT                     $        76,000.00
 BAL                      $        76,000.00
 RATE                       9.3000
 PAI                      $   627.99
 CLTV                     80.000
MATURITY                 110814
FEE                      0.5000

LOAN                     21428289
LAST_NAME                O'BRYAN
ADDRESS                  8365 CHINABERRY PLACE
CITY                     HUBER HEIGH
STATE                    OH
ZIP                      454240000
 MORT                     $      101,600.00
 BAL                      $      101,336.31
 RATE                       9.2000
 PAI                      $1,042.62
 CLTV                     80.000
MATURITY                 110708
FEE                      0.5000

LOAN                     21428438
LAST_NAME                ZAMBRANO
ADDRESS                  47 PARDEE STREET
CITY                     NEW HAVEN
STATE                    CT
ZIP                      065130000
 MORT                     $        60,000.00
 BAL                      $        59,767.18
 RATE                       9.9900
 PAI                      $   526.10
 CLTV                     69.767
MATURITY                 110605
FEE                      0.5000

LOAN                     21429048
LAST_NAME                WARNE
ADDRESS                  16765 PETERS ROAD
CITY                     MIDDLEFIELD
STATE                    OH
ZIP                      440620000
 MORT                     $        94,210.94
 BAL                      $        94,161.58
 RATE                       9.2000
 PAI                      $   771.64
 CLTV                     75.368
MATURITY                 110627
FEE                      0.5000

LOAN                     21429105
LAST_NAME                DREESZEN
ADDRESS                  4367 DEARBORN STREET
CITY                     DENVER
STATE                    CO
ZIP                      802390000
 MORT                     $        66,400.00
 BAL                      $        66,223.73
 RATE                       8.9500
 PAI                      $   671.50
 CLTV                     80.000
MATURITY                 110709
FEE                      0.5000

LOAN                     21429147
LAST_NAME                JONES
ADDRESS                  54775 EISENHOWER DRIVE
CITY                     ELKHART
STATE                    IN
ZIP                      465140000
 MORT                     $        77,600.00
 BAL                      $        77,486.26
 RATE                       9.2000
 PAI                      $   708.20
 CLTV                     80.000
MATURITY                 160708
FEE                      0.5000

LOAN                     21429303
LAST_NAME                MOWATT
ADDRESS                  2006 PATTERSON ROAD
CITY                     HYATTSVILLE
STATE                    MD
ZIP                      207820000
 MORT                     $      103,600.00
 BAL                      $      103,510.85
 RATE                     10.1500
 PAI                      $   920.67
 CLTV                     70.000
MATURITY                 110605
FEE                      0.5000

LOAN                     21429360
LAST_NAME                JACKSON
ADDRESS                  4232 DIX STREET, NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $      104,000.00
 BAL                      $      103,897.28
 RATE                       9.5000
 PAI                      $   874.49
 CLTV                     78.787
MATURITY                 260605
FEE                      0.5000

LOAN                     21429519
LAST_NAME                DAVIS
ADDRESS                  5714 WALKER MILL ROAD
CITY                     CAPITOL HEI
STATE                    MD
ZIP                      207430000
 MORT                     $        72,000.00
 BAL                      $        71,474.00
 RATE                       9.9900
 PAI                      $   631.32
 CLTV                     73.469
MATURITY                 110606
FEE                      0.5000

LOAN                     21429543
LAST_NAME                COLEMAN
ADDRESS                  6000 KILMER STREET
CITY                     CHEVERLY
STATE                    MD
ZIP                      207850000
 MORT                     $        24,000.00
 BAL                      $        24,000.00
 RATE                     10.9000
 PAI                      $   520.63
 CLTV                     78.933
MATURITY                 10812
FEE                      0.5000

LOAN                     21429766
LAST_NAME                LAFAZIA
ADDRESS                  23 RAND STREET
CITY                     WARWICK
STATE                    RI
ZIP                      028860000
 MORT                     $        14,500.00
 BAL                      $        14,468.68
 RATE                     11.3500
 PAI                      $   168.47
 CLTV                     79.803
MATURITY                 110723
FEE                      0.5000

LOAN                     21429915
LAST_NAME                JONES
ADDRESS                  6518 S DAMEN AVE
CITY                     CHICAGO
STATE                    IL
ZIP                      606360000
 MORT                     $        22,000.00
 BAL                      $        21,486.41
 RATE                     13.9900
 PAI                      $   292.84
 CLTV                     70.746
MATURITY                 110608
FEE                      0.5000

LOAN                     21429923
LAST_NAME                GILNITE
ADDRESS                  145 ELMFIELD STREET
CITY                     WEST HARTFO
STATE                    CT
ZIP                      061100000
 MORT                     $        92,800.00
 BAL                      $        92,513.92
 RATE                       8.8000
 PAI                      $   823.05
 CLTV                     80.000
MATURITY                 160626
FEE                      0.5000

LOAN                     21430079
LAST_NAME                MCCORD
ADDRESS                  18345 SE CHELDELIN ROAD
CITY                     PORTLAND
STATE                    OR
ZIP                      972360000
 MORT                     $        69,250.00
 BAL                      $        69,185.11
 RATE                       9.7500
 PAI                      $   594.97
 CLTV                     73.165
MATURITY                 110601
FEE                      0.5000

LOAN                     21430111
LAST_NAME                HARVEY
ADDRESS                  8005 S MARQUETTE
CITY                     CHICAGO
STATE                    IL
ZIP                      606170000
 MORT                     $        44,000.00
 BAL                      $        43,886.36
 RATE                     10.9900
 PAI                      $   418.69
 CLTV                     80.000
MATURITY                 110614
FEE                      0.5000

LOAN                     21430194
LAST_NAME                RAYMOND
ADDRESS                  256 SHORE ROAD
CITY                     OLD LYME
STATE                    CT
ZIP                      063710000
 MORT                     $        93,600.00
 BAL                      $        93,567.35
 RATE                     11.1000
 PAI                      $   898.46
 CLTV                     80.000
MATURITY                 110723
FEE                      0.5000

LOAN                     21430251
LAST_NAME                WILLIAMS
ADDRESS                  2523 OAKLEY AVENUE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212150000
 MORT                     $        17,700.00
 BAL                      $        17,678.16
 RATE                     10.5000
 PAI                      $   176.72
 CLTV                     27.230
MATURITY                 160709
FEE                      0.5000

LOAN                     21430301
LAST_NAME                HERTZOG
ADDRESS                  544 20 1/2 ROAD
CITY                     GRAND JUNCT
STATE                    CO
ZIP                      815030000
 MORT                     $      337,450.00
 BAL                      $      337,275.06
 RATE                       9.2500
 PAI                      $2,776.12
 CLTV                     78.476
MATURITY                 110701
FEE                      0.5000

LOAN                     21430392
LAST_NAME                STRIPLING
ADDRESS                  2900 SUMMERFIELD RD
CITY                     SELMA
STATE                    AL
ZIP                      367010000
 MORT                     $        15,300.00
 BAL                      $        15,300.00
 RATE                     11.0000
 PAI                      $   210.76
 CLTV                     79.957
MATURITY                 60821
FEE                      0.5000

LOAN                     21430467
LAST_NAME                JANKOWSKI
ADDRESS                  10 BIRCH AVENUE
CITY                     METHUEN
STATE                    MA
ZIP                      018440000
 MORT                     $        27,000.00
 BAL                      $        26,870.44
 RATE                     10.3000
 PAI                      $   361.31
 CLTV                     79.798
MATURITY                 60701
FEE                      0.5000

LOAN                     21430665
LAST_NAME                KAREIVA
ADDRESS                  4722 LATONA AVENUE N.E.
CITY                     SEATTLE
STATE                    WA
ZIP                      981050000
 MORT                     $      262,400.00
 BAL                      $      261,919.73
 RATE                       8.5000
 PAI                      $2,017.63
 CLTV                     80.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21430756
LAST_NAME                GARCIA
ADDRESS                  2534 PALOMAS DR. NORTHEAS
CITY                     ALBUQUERQUE
STATE                    NM
ZIP                      871100000
 MORT                     $        55,300.00
 BAL                      $        55,300.00
 RATE                       9.5000
 PAI                      $   465.00
 CLTV                     70.000
MATURITY                 110729
FEE                      0.5000

LOAN                     21430772
LAST_NAME                WEEMS
ADDRESS                  4316 LAKE LAWNE AVENUE
CITY                     ORLANDO
STATE                    FL
ZIP                      328080000
 MORT                     $        45,600.00
 BAL                      $        45,578.03
 RATE                       9.6000
 PAI                      $   386.77
 CLTV                     80.000
MATURITY                 110729
FEE                      0.5000

LOAN                     21430913
LAST_NAME                CARPENTER
ADDRESS                  19 WEBSTER ROAD
CITY                     MONTAUK
STATE                    NY
ZIP                      119540000
 MORT                     $      232,000.00
 BAL                      $      231,681.37
 RATE                     10.4500
 PAI                      $2,113.53
 CLTV                     80.000
MATURITY                 110604
FEE                      0.5000

LOAN                     21431002
LAST_NAME                VUKOV
ADDRESS                  25-18 47TH STREET
CITY                     ASTORIA
STATE                    NY
ZIP                      111030000
 MORT                     $      160,000.00
 BAL                      $      159,876.27
 RATE                     10.6500
 PAI                      $1,481.56
 CLTV                     41.558
MATURITY                 260605
FEE                      0.5000

LOAN                     21431028
LAST_NAME                LESH
ADDRESS                  118 TRINITY COURT
CITY                     PARAMUS
STATE                    NJ
ZIP                      076520000
 MORT                     $      130,000.00
 BAL                      $      129,332.69
 RATE                       9.9500
 PAI                      $1,250.23
 CLTV                     51.884
MATURITY                 160601
FEE                      0.5000

LOAN                     21431036
LAST_NAME                SMITH
ADDRESS                  1706 JONES AVENUE
CITY                     STATESVILLE
STATE                    NC
ZIP                      286770000
 MORT                     $        80,000.00
 BAL                      $        79,903.33
 RATE                     10.7000
 PAI                      $   809.49
 CLTV                     77.444
MATURITY                 160709
FEE                      0.5000

LOAN                     21431044
LAST_NAME                NORMAN
ADDRESS                  1105 OAK AVE
CITY                     BARBERTON
STATE                    OH
ZIP                      442030000
 MORT                     $        50,400.00
 BAL                      $        50,226.31
 RATE                     10.5000
 PAI                      $   461.03
 CLTV                     80.000
MATURITY                 110608
FEE                      0.5000

LOAN                     21431085
LAST_NAME                DELLA CASA
ADDRESS                  936-938 11TH STREET NORTH
CITY                     ST. PETERSB
STATE                    FL
ZIP                      337030000
 MORT                     $        45,000.00
 BAL                      $        44,715.61
 RATE                     10.4500
 PAI                      $   447.77
 CLTV                     56.250
MATURITY                 160605
FEE                      0.5000

LOAN                     21431101
LAST_NAME                MONROE
ADDRESS                  7719 BENNETT STREET
CITY                     PITTSBURGH
STATE                    PA
ZIP                      152080000
 MORT                     $        19,000.00
 BAL                      $        18,989.17
 RATE                       8.8000
 PAI                      $   150.16
 CLTV                     59.375
MATURITY                 110724
FEE                      0.5000

LOAN                     21431135
LAST_NAME                PRUETT
ADDRESS                  464 NORWOOD STREET
CITY                     EAST ORANGE
STATE                    NJ
ZIP                      070180000
 MORT                     $      107,100.00
 BAL                      $      106,840.78
 RATE                     10.6500
 PAI                      $   991.72
 CLTV                     70.000
MATURITY                 110528
FEE                      0.5000

LOAN                     21431143
LAST_NAME                BRODY
ADDRESS                  7A DOREMUS ST.
CITY                     SUMMIT
STATE                    NJ
ZIP                      079010000
 MORT                     $      280,000.00
 BAL                      $      279,283.30
 RATE                       9.5000
 PAI                      $2,354.40
 CLTV                     80.000
MATURITY                 110530
FEE                      0.5000

LOAN                     21431200
LAST_NAME                DIANGELO
ADDRESS                  1325 WARRICK DR.
CITY                     ASHTABULA
STATE                    OH
ZIP                      440040000
 MORT                     $        83,500.00
 BAL                      $        83,039.55
 RATE                     10.5000
 PAI                      $   833.65
 CLTV                     61.851
MATURITY                 160601
FEE                      0.5000

LOAN                     21431242
LAST_NAME                PEARSALL
ADDRESS                  RD#2 BOX 508
CITY                     NORWICH
STATE                    NY
ZIP                      138150000
 MORT                     $        22,450.00
 BAL                      $        22,293.44
 RATE                     10.5000
 PAI                      $   248.17
 CLTV                     72.419
MATURITY                 110605
FEE                      0.5000

LOAN                     21431317
LAST_NAME                LANE
ADDRESS                  6 PALM ROAD
CITY                     ROCKY POINT
STATE                    NY
ZIP                      117780000
 MORT                     $      104,000.00
 BAL                      $      103,528.74
 RATE                       8.9900
 PAI                      $   935.05
 CLTV                     80.000
MATURITY                 160530
FEE                      0.5000

LOAN                     21431325
LAST_NAME                ODOR
ADDRESS                  108 E SPRUCE ST.
CITY                     SEAFORD
STATE                    DE
ZIP                      199730000
 MORT                     $        36,750.00
 BAL                      $        36,655.66
 RATE                     10.9900
 PAI                      $   349.71
 CLTV                     75.000
MATURITY                 110604
FEE                      0.5000

LOAN                     21431374
LAST_NAME                PETTIES
ADDRESS                  1609 ST. ELMO AVE N.E.
CITY                     CANTON
STATE                    OH
ZIP                      447050000
 MORT                     $        36,000.00
 BAL                      $        35,813.69
 RATE                     10.7000
 PAI                      $   364.27
 CLTV                     80.000
MATURITY                 160530
FEE                      0.5000

LOAN                     21431408
LAST_NAME                BASSLER
ADDRESS                  1127 SURREY ROAD
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191150000
 MORT                     $        20,000.00
 BAL                      $        19,926.76
 RATE                     10.6500
 PAI                      $   201.70
 CLTV                     75.684
MATURITY                 160529
FEE                      0.5000

LOAN                     21431432
LAST_NAME                JONES
ADDRESS                  914 OAKWOOD BOULEVARD
CITY                     PAINESVILLE
STATE                    OH
ZIP                      440770000
 MORT                     $        28,500.00
 BAL                      $        28,331.19
 RATE                     12.1500
 PAI                      $   344.81
 CLTV                     59.375
MATURITY                 110608
FEE                      0.5000

LOAN                     21431549
LAST_NAME                TURCO
ADDRESS                  16 TISCO AVE
CITY                     HIGH BRIDGE
STATE                    NJ
ZIP                      088290000
 MORT                     $        40,000.00
 BAL                      $        39,871.95
 RATE                       8.5000
 PAI                      $   347.13
 CLTV                     33.898
MATURITY                 160611
FEE                      0.5000

LOAN                     21431697
LAST_NAME                QUINONEZ
ADDRESS                  108 E. CEDAR STREET
CITY                     LOVING
STATE                    NM
ZIP                      882560000
 MORT                     $        32,000.00
 BAL                      $        32,000.00
 RATE                       9.6000
 PAI                      $   300.38
 CLTV                     80.000
MATURITY                 160816
FEE                      0.5000

LOAN                     21431713
LAST_NAME                GARGANO
ADDRESS                  8721 GUM TREE AVENUE
CITY                     NEW PORT RI
STATE                    FL
ZIP                      346530000
 MORT                     $        55,000.00
 BAL                      $        54,950.07
 RATE                       9.9000
 PAI                      $   478.61
 CLTV                     68.750
MATURITY                 110601
FEE                      0.5000

LOAN                     21431747
LAST_NAME                WILSON DEBRI
ADDRESS                  414 W IVY LANE
CITY                     ENGLEWOOD
STATE                    NJ
ZIP                      076310000
 MORT                     $        30,000.00
 BAL                      $        29,766.72
 RATE                       9.3000
 PAI                      $   309.66
 CLTV                     17.241
MATURITY                 110504
FEE                      0.5000

LOAN                     21431788
LAST_NAME                JOHNSON
ADDRESS                  445 KIMMON ROAD
CITY                     HARMONY
STATE                    NC
ZIP                      286340000
 MORT                     $        30,000.00
 BAL                      $        29,840.00
 RATE                       9.6000
 PAI                      $   389.84
 CLTV                     72.115
MATURITY                 60708
FEE                      0.5000

LOAN                     21431796
LAST_NAME                DUPREY
ADDRESS                  195 SIMMONS ROAD
CITY                     MOOERS
STATE                    NY
ZIP                      129580000
 MORT                     $        35,000.00
 BAL                      $        35,000.00
 RATE                     10.5500
 PAI                      $   387.98
 CLTV                     58.333
MATURITY                 110801
FEE                      0.5000

LOAN                     21431804
LAST_NAME                KEENAN
ADDRESS                  43 VERNON STREET
CITY                     WORCESTER
STATE                    MA
ZIP                      016100000
 MORT                     $        30,000.00
 BAL                      $        29,885.42
 RATE                     12.5500
 PAI                      $   370.74
 CLTV                     39.473
MATURITY                 110605
FEE                      0.5000

LOAN                     21431820
LAST_NAME                CARVER
ADDRESS                  81 MORGAN AVE
CITY                     YARDLEY
STATE                    PA
ZIP                      190670000
 MORT                     $        30,000.00
 BAL                      $        29,873.06
 RATE                       9.9900
 PAI                      $   289.31
 CLTV                     24.590
MATURITY                 160513
FEE                      0.5000

LOAN                     21431929
LAST_NAME                WITKOWSKI
ADDRESS                  97 S HARRISON AVE
CITY                     WOODBRIDGE
STATE                    NJ
ZIP                      088300000
 MORT                     $        32,750.00
 BAL                      $        32,675.56
 RATE                     10.4000
 PAI                      $   297.14
 CLTV                     24.259
MATURITY                 110615
FEE                      0.5000

LOAN                     21431945
LAST_NAME                WHITE
ADDRESS                  1524 SUNSET AVE
CITY                     ROCKY MOUNT
STATE                    NC
ZIP                      278040000
 MORT                     $        10,500.00
 BAL                      $        10,500.00
 RATE                     11.0000
 PAI                      $   228.30
 CLTV                     24.747
MATURITY                 10816
FEE                      0.5000

LOAN                     21431952
LAST_NAME                MORRIS
ADDRESS                  6705 CHIMNEY ROCK CT
CITY                     KERNERSVILL
STATE                    NC
ZIP                      272840000
 MORT                     $      116,800.00
 BAL                      $      116,800.00
 RATE                       8.8500
 PAI                      $1,039.64
 CLTV                     80.000
MATURITY                 160729
FEE                      0.5000

LOAN                     21432133
LAST_NAME                CHANEY
ADDRESS                  235 MORRETTI DRIVE
CITY                     SYLACAUGA
STATE                    AL
ZIP                      351500000
 MORT                     $        58,800.00
 BAL                      $        58,713.62
 RATE                       9.1500
 PAI                      $   534.73
 CLTV                     80.000
MATURITY                 160723
FEE                      0.5000

LOAN                     21432182
LAST_NAME                ZENDEJAS
ADDRESS                  2006 GROVE STREET
CITY                     BLUE ISLAND
STATE                    IL
ZIP                      604060000
 MORT                     $        84,000.00
 BAL                      $        84,000.00
 RATE                       9.5000
 PAI                      $   783.00
 CLTV                     80.000
MATURITY                 160726
FEE                      0.5000

LOAN                     21432216
LAST_NAME                JACKSON
ADDRESS                  5002 CHESTNUT STREET
CITY                     PHILADELPHI
STATE                    PA
ZIP                      191390000
 MORT                     $        48,000.00
 BAL                      $        47,766.00
 RATE                       9.1500
 PAI                      $   491.15
 CLTV                     80.000
MATURITY                 110730
FEE                      0.5000

LOAN                     21432364
LAST_NAME                RICHARDS
ADDRESS                  1507 KITCHNER ROAD
CITY                     SACRAMENTO
STATE                    CA
ZIP                      958220000
 MORT                     $        79,200.00
 BAL                      $        79,082.19
 RATE                       9.5000
 PAI                      $   665.96
 CLTV                     80.000
MATURITY                 110619
FEE                      0.5000

LOAN                     21432398
LAST_NAME                ALTMAN
ADDRESS                  9385 SW 170TH STREET
CITY                     MIAMI
STATE                    FL
ZIP                      331570000
 MORT                     $        45,500.00
 BAL                      $        45,449.14
 RATE                     11.2500
 PAI                      $   477.42
 CLTV                     68.939
MATURITY                 160715
FEE                      0.5000

LOAN                     21432968
LAST_NAME                ARROYO
ADDRESS                  405 LAMBERTON STREET
CITY                     TRENTON
STATE                    NJ
ZIP                      086110000
 MORT                     $        44,000.00
 BAL                      $        43,875.57
 RATE                     10.0500
 PAI                      $   474.18
 CLTV                     77.192
MATURITY                 110712
FEE                      0.5000

LOAN                     21432976
LAST_NAME                STEWART
ADDRESS                  1939 AUBLE ROAD
CITY                     MUSKEGON
STATE                    MI
ZIP                      494450000
 MORT                     $        72,000.00
 BAL                      $        71,962.28
 RATE                       9.2000
 PAI                      $   589.72
 CLTV                     80.000
MATURITY                 110717
FEE                      0.5000

LOAN                     21433081
LAST_NAME                SQUIRES
ADDRESS                  1108 STUART STREET
CITY                     MONCKS CORN
STATE                    SC
ZIP                      294610000
 MORT                     $        48,800.00
 BAL                      $        48,800.00
 RATE                       9.9000
 PAI                      $   424.66
 CLTV                     80.000
MATURITY                 110812
FEE                      0.5000

LOAN                     21433149
LAST_NAME                MACEACHERN
ADDRESS                  339 KENDRIX ROAD
CITY                     BUFORD
STATE                    GA
ZIP                      305180000
 MORT                     $      108,000.00
 BAL                      $      107,942.82
 RATE                       9.1500
 PAI                      $   880.68
 CLTV                     80.000
MATURITY                 110710
FEE                      0.5000

LOAN                     21433180
LAST_NAME                THOMPSON
ADDRESS                  727 NORTHFIELD ROAD
CITY                     BEDFORD
STATE                    OH
ZIP                      441460000
 MORT                     $        70,400.00
 BAL                      $        70,360.13
 RATE                       8.9000
 PAI                      $   561.40
 CLTV                     80.000
MATURITY                 110722
FEE                      0.5000

LOAN                     21433230
LAST_NAME                CARLSON
ADDRESS                  4933 ROYALTON ROAD
CITY                     NORTH ROYAL
STATE                    OH
ZIP                      441330000
 MORT                     $        55,000.00
 BAL                      $        54,974.66
 RATE                     12.9900
 PAI                      $   607.98
 CLTV                     60.363
MATURITY                 110605
FEE                      0.5000

LOAN                     21433289
LAST_NAME                PINDER
ADDRESS                  7500 W 200 S
CITY                     KEWANNA
STATE                    IN
ZIP                      469390000
 MORT                     $        41,650.00
 BAL                      $        41,650.00
 RATE                       9.9000
 PAI                      $   445.03
 CLTV                     85.000
MATURITY                 110813
FEE                      0.5000

LOAN                     21433297
LAST_NAME                COULTER
ADDRESS                  11 E HENRY STREET
CITY                     BUTLER
STATE                    OH
ZIP                      448220000
 MORT                     $        39,600.00
 BAL                      $        39,600.00
 RATE                     10.1000
 PAI                      $   350.45
 CLTV                     80.000
MATURITY                 110729
FEE                      0.5000

LOAN                     21433495
LAST_NAME                CHANCE
ADDRESS                  11255 NE 3RD CIRCLE
CITY                     OKEECHOBEE
STATE                    FL
ZIP                      349720000
 MORT                     $        88,000.00
 BAL                      $        87,868.24
 RATE                       9.0000
 PAI                      $   791.76
 CLTV                     77.192
MATURITY                 160726
FEE                      0.5000

LOAN                     21433578
LAST_NAME                KENNEDY
ADDRESS                  113 DEAUVILLE PARKWAY
CITY                     LINDENHURST
STATE                    NY
ZIP                      117570000
 MORT                     $        90,000.00
 BAL                      $        89,934.79
 RATE                     10.9900
 PAI                      $   856.42
 CLTV                     75.000
MATURITY                 110617
FEE                      0.5000

LOAN                     21433677
LAST_NAME                CENTER
ADDRESS                  40 ORA VISTA BRAE DRIVE
CITY                     GREER
STATE                    SC
ZIP                      296510000
 MORT                     $        48,000.00
 BAL                      $        48,000.00
 RATE                       9.6000
 PAI                      $   504.13
 CLTV                     80.000
MATURITY                 110812
FEE                      0.5000

LOAN                     21433727
LAST_NAME                WELLS
ADDRESS                  272 REMINGTON STREET
CITY                     BRIDGEPORT
STATE                    CT
ZIP                      066100000
 MORT                     $        49,500.00
 BAL                      $        49,340.84
 RATE                       9.2500
 PAI                      $   407.23
 CLTV                     58.235
MATURITY                 110614
FEE                      0.5000

LOAN                     21433768
LAST_NAME                RODRIGUEZ
ADDRESS                  98-42 ALSTYNE AVE
CITY                     CORONA
STATE                    NY
ZIP                      113680000
 MORT                     $      100,000.00
 BAL                      $        99,824.97
 RATE                       9.8000
 PAI                      $   862.83
 CLTV                     64.516
MATURITY                 110619
FEE                      0.5000

LOAN                     21433784
LAST_NAME                MARROW
ADDRESS                  1501 N 30TH STREET
CITY                     RICHMOND
STATE                    VA
ZIP                      232230000
 MORT                     $        57,600.00
 BAL                      $        57,600.00
 RATE                     10.5000
 PAI                      $   575.07
 CLTV                     79.448
MATURITY                 160806
FEE                      0.5000

LOAN                     21433834
LAST_NAME                WATSON
ADDRESS                  9727 TIERRA DEL SOL S.W.
CITY                     ALBUQUERQUE
STATE                    NM
ZIP                      871210000
 MORT                     $        43,500.00
 BAL                      $        43,478.37
 RATE                       9.4500
 PAI                      $   364.19
 CLTV                     64.925
MATURITY                 110712
FEE                      0.5000

LOAN                     21433859
LAST_NAME                CALLOWAY
ADDRESS                  12001 SE ELENOR AVE
CITY                     HOBE SOUND
STATE                    FL
ZIP                      334550000
 MORT                     $        25,000.00
 BAL                      $        25,000.00
 RATE                     10.6500
 PAI                      $   278.68
 CLTV                     68.619
MATURITY                 110715
FEE                      0.5000

LOAN                     21433925
LAST_NAME                HEFFNER
ADDRESS                  260 N 3RD STREET
CITY                     TIPP CITY
STATE                    OH
ZIP                      453710000
 MORT                     $        57,400.00
 BAL                      $        57,257.64
 RATE                       9.7000
 PAI                      $   606.34
 CLTV                     70.000
MATURITY                 110731
FEE                      0.5000

LOAN                     21433941
LAST_NAME                NORTON
ADDRESS                  BOX142 RR#2 LAYTON RD
CITY                     OLYPHANT
STATE                    PA
ZIP                      184470000
 MORT                     $        66,500.00
 BAL                      $        66,500.00
 RATE                       9.1500
 PAI                      $   604.75
 CLTV                     51.953
MATURITY                 160806
FEE                      0.5000

LOAN                     21433958
LAST_NAME                ANDERSON
ADDRESS                  3331 B STREET, SE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $        81,000.00
 BAL                      $        80,596.54
 RATE                       9.7500
 PAI                      $   858.09
 CLTV                     79.411
MATURITY                 110618
FEE                      0.5000

LOAN                     21434014
LAST_NAME                MILLER
ADDRESS                  121 N. MANGROVE LANE
CITY                     MUNCIE
STATE                    IN
ZIP                      473030000
 MORT                     $        60,800.00
 BAL                      $        60,772.52
 RATE                       9.9000
 PAI                      $   529.08
 CLTV                     80.000
MATURITY                 260730
FEE                      0.5000

LOAN                     21434089
LAST_NAME                WIEBE
ADDRESS                  901 GRANT LANE
CITY                     LEHIGH ACRE
STATE                    FL
ZIP                      339360000
 MORT                     $        55,200.00
 BAL                      $        55,121.60
 RATE                       9.6000
 PAI                      $   518.15
 CLTV                     80.000
MATURITY                 160717
FEE                      0.5000

LOAN                     21434147
LAST_NAME                DAWKINS
ADDRESS                  4731 SW 26 STREET
CITY                     HOLLYWOOD
STATE                    FL
ZIP                      330230000
 MORT                     $        70,000.00
 BAL                      $        69,830.33
 RATE                       9.9500
 PAI                      $   750.09
 CLTV                     70.000
MATURITY                 110716
FEE                      0.5000

LOAN                     21434154
LAST_NAME                BOWDISH
ADDRESS                  1357 SHERIDAN DRIVE
CITY                     CASPER
STATE                    WY
ZIP                      826040000
 MORT                     $        36,000.00
 BAL                      $        35,981.72
 RATE                       9.3500
 PAI                      $   298.78
 CLTV                     80.000
MATURITY                 260724
FEE                      0.5000

LOAN                     21434196
LAST_NAME                JONES
ADDRESS                  1129 BURNT LEAF LANE
CITY                     GRAND BLANC
STATE                    MI
ZIP                      484390000
 MORT                     $      102,240.00
 BAL                      $      101,974.65
 RATE                       9.2000
 PAI                      $1,049.19
 CLTV                     79.812
MATURITY                 110726
FEE                      0.5000

LOAN                     21434576
LAST_NAME                WALKER
ADDRESS                  314 REXMONT ROAD
CITY                     REXMONT
STATE                    PA
ZIP                      170850000
 MORT                     $        17,500.00
 BAL                      $        17,500.00
 RATE                     11.0000
 PAI                      $   198.91
 CLTV                     69.756
MATURITY                 110813
FEE                      0.5000

LOAN                     21434675
LAST_NAME                EDWARDO III
ADDRESS                  38-40 HOME AVENUE
CITY                     PROVIDENCE
STATE                    RI
ZIP                      029080000
 MORT                     $      105,000.00
 BAL                      $      104,845.20
 RATE                       9.4500
 PAI                      $   879.07
 CLTV                     70.000
MATURITY                 110625
FEE                      0.5000

LOAN                     21434816
LAST_NAME                RIGNOLA
ADDRESS                  105 REGIS DRIVE
CITY                     STATEN ISLA
STATE                    NY
ZIP                      103140000
 MORT                     $        18,630.00
 BAL                      $        18,630.00
 RATE                     11.1500
 PAI                      $   194.21
 CLTV                     80.000
MATURITY                 160819
FEE                      0.5000

LOAN                     21434907
LAST_NAME                INGRAM
ADDRESS                  117 LINCOLN STREET
CITY                     LINDEN
STATE                    NJ
ZIP                      070360000
 MORT                     $        90,000.00
 BAL                      $        89,915.70
 RATE                     11.6500
 PAI                      $   901.58
 CLTV                     78.260
MATURITY                 110513
FEE                      0.5000

LOAN                     21435003
LAST_NAME                BERGH
ADDRESS                  5219 4TH STREET
CITY                     ZEPHYRHILLS
STATE                    FL
ZIP                      335440000
 MORT                     $        28,600.00
 BAL                      $        28,530.67
 RATE                       9.9500
 PAI                      $   306.47
 CLTV                     68.095
MATURITY                 110717
FEE                      0.5000

LOAN                     21435011
LAST_NAME                MCINTIRE
ADDRESS                   #567-B SUSSEX CTY ROA
CITY                     BRIDGEVILLE
STATE                    DE
ZIP                      199330000
 MORT                     $        42,000.00
 BAL                      $        41,970.89
 RATE                     11.1500
 PAI                      $   404.75
 CLTV                     60.000
MATURITY                 110522
FEE                      0.5000

LOAN                     21435136
LAST_NAME                SUMMERS
ADDRESS                  807 E MINNESOTA STREET
CITY                     INDIANAPOLI
STATE                    IN
ZIP                      462030000
 MORT                     $        28,000.00
 BAL                      $        27,871.57
 RATE                     10.9000
 PAI                      $   316.50
 CLTV                     70.000
MATURITY                 110627
FEE                      0.5000

LOAN                     21435433
LAST_NAME                MCKINNON
ADDRESS                  435 JABALY ST
CITY                     DAYTONA BEA
STATE                    FL
ZIP                      321140000
 MORT                     $        46,400.00
 BAL                      $        46,280.25
 RATE                       9.2620
 PAI                      $   477.88
 CLTV                     80.000
MATURITY                 110729
FEE                      0.5000

LOAN                     21435466
LAST_NAME                ROBINSON
ADDRESS                  900 EAST WALNUT STREET
CITY                     FRANKTON
STATE                    IN
ZIP                      460440000
 MORT                     $        49,600.00
 BAL                      $        49,086.89
 RATE                       9.0500
 PAI                      $   629.66
 CLTV                     80.000
MATURITY                 60628
FEE                      0.5000

LOAN                     21435748
LAST_NAME                CASSAR
ADDRESS                  31 HELME AVENUE
CITY                     MILLER PLAC
STATE                    NY
ZIP                      117640000
 MORT                     $      145,000.00
 BAL                      $      144,264.68
 RATE                       9.5000
 PAI                      $1,514.13
 CLTV                     79.890
MATURITY                 110604
FEE                      0.5000

LOAN                     21435755
LAST_NAME                SCANLON
ADDRESS                  14 SPRING STREET
CITY                     DEEP RIVER
STATE                    CT
ZIP                      064170000
 MORT                     $        96,000.00
 BAL                      $        95,860.20
 RATE                       9.6000
 PAI                      $   814.24
 CLTV                     80.000
MATURITY                 110604
FEE                      0.5000

LOAN                     21435821
LAST_NAME                EARLY
ADDRESS                  14612 S. MICHIGAN AVENUE
CITY                     DOLTON
STATE                    IL
ZIP                      604190000
 MORT                     $        48,000.00
 BAL                      $        47,977.83
 RATE                       9.9000
 PAI                      $   417.70
 CLTV                     69.565
MATURITY                 260715
FEE                      0.5000

LOAN                     21435953
LAST_NAME                MASSEY
ADDRESS                  BOX 68 ROUTE 1
CITY                     WAGRAM
STATE                    NC
ZIP                      283960000
 MORT                     $        37,200.00
 BAL                      $        37,147.74
 RATE                       9.5000
 PAI                      $   346.76
 CLTV                     77.500
MATURITY                 160716
FEE                      0.5000

LOAN                     21435961
LAST_NAME                HAYES
ADDRESS                  118 LEISURE LANE
CITY                     STANDISH
STATE                    ME
ZIP                      040840000
 MORT                     $        22,000.00
 BAL                      $        21,902.79
 RATE                     11.0000
 PAI                      $   250.06
 CLTV                     27.848
MATURITY                 110605
FEE                      0.5000

LOAN                     21436126
LAST_NAME                BARRETT
ADDRESS                  800 MADERIA DRIVE N.E.
CITY                     ALBUQUERQUE
STATE                    NM
ZIP                      871080000
 MORT                     $        30,600.00
 BAL                      $        30,600.00
 RATE                     10.1500
 PAI                      $   331.65
 CLTV                     80.000
MATURITY                 110821
FEE                      0.5000

LOAN                     21436225
LAST_NAME                ZANE
ADDRESS                  128 WEST BROAD STREET
CITY                     GREENWICH
STATE                    NJ
ZIP                      080270000
 MORT                     $        59,200.00
 BAL                      $        59,050.48
 RATE                       9.5000
 PAI                      $   618.19
 CLTV                     80.000
MATURITY                 110724
FEE                      0.5000

LOAN                     21436258
LAST_NAME                ADAMS
ADDRESS                  601 BUCHANAN STREET, N.E.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200170000
 MORT                     $      112,800.00
 BAL                      $      112,800.00
 RATE                       9.4000
 PAI                      $   940.27
 CLTV                     80.000
MATURITY                 260802
FEE                      0.5000

LOAN                     21436563
LAST_NAME                BARBARE
ADDRESS                  6 THUNDERBIRD DR
CITY                     TRAVELERS R
STATE                    SC
ZIP                      296900000
 MORT                     $        10,000.00
 BAL                      $        10,000.00
 RATE                     10.4000
 PAI                      $   214.45
 CLTV                     73.897
MATURITY                 10819
FEE                      0.5000

LOAN                     21437470
LAST_NAME                BRAUN
ADDRESS                  2151 ACADEMY DRIVE NE
CITY                     GRAND RAPID
STATE                    MI
ZIP                      495030000
 MORT                     $        23,400.00
 BAL                      $        23,344.57
 RATE                     10.2000
 PAI                      $   254.33
 CLTV                     79.947
MATURITY                 110715
FEE                      0.5000

LOAN                     21437660
LAST_NAME                SABIO
ADDRESS                  8028 LAND GROVE COURT
CITY                     ORLANDO
STATE                    FL
ZIP                      328190000
 MORT                     $        99,100.00
 BAL                      $        98,979.49
 RATE                       8.5000
 PAI                      $   762.00
 CLTV                     49.550
MATURITY                 110619
FEE                      0.5000

LOAN                     21437876
LAST_NAME                SHULL
ADDRESS                  2212 CHURCH STREET
CITY                     ROCKFORD
STATE                    IL
ZIP                      611030000
 MORT                     $        35,500.00
 BAL                      $        35,500.00
 RATE                       9.6000
 PAI                      $   461.31
 CLTV                     66.981
MATURITY                 60808
FEE                      0.5000

LOAN                     21438049
LAST_NAME                KING
ADDRESS                  62 SOUTH STREET
CITY                     PETERSHAM
STATE                    MA
ZIP                      013310000
 MORT                     $        70,000.00
 BAL                      $        69,864.46
 RATE                       9.3500
 PAI                      $   580.96
 CLTV                     54.263
MATURITY                 260729
FEE                      0.5000

LOAN                     21438056
LAST_NAME                WANDALL
ADDRESS                  9667 AVON LAKE ROAD
CITY                     LODI
STATE                    OH
ZIP                      442540000
 MORT                     $        95,250.00
 BAL                      $        95,121.17
 RATE                       9.9500
 PAI                      $   832.37
 CLTV                     79.974
MATURITY                 110524
FEE                      0.5000

LOAN                     21438072
LAST_NAME                RENWAND
ADDRESS                  3452 SNYDER RD.
CITY                     MONROEVILLE
STATE                    OH
ZIP                      448470000
 MORT                     $        25,000.00
 BAL                      $        24,949.13
 RATE                     11.9900
 PAI                      $   275.10
 CLTV                     42.372
MATURITY                 160529
FEE                      0.5000

LOAN                     21438130
LAST_NAME                ALCURI
ADDRESS                  1512 EAST 49TH STREET
CITY                     BROOKLYN
STATE                    NY
ZIP                      112340000
 MORT                     $        60,400.00
 BAL                      $        60,237.14
 RATE                       9.8500
 PAI                      $   576.89
 CLTV                     55.759
MATURITY                 160601
FEE                      0.5000

LOAN                     21438155
LAST_NAME                CASE
ADDRESS                  77 CASE ROAD
CITY                     FLETCHER
STATE                    NC
ZIP                      287320000
 MORT                     $        65,000.00
 BAL                      $        64,780.02
 RATE                     11.2500
 PAI                      $   682.02
 CLTV                     62.500
MATURITY                 160524
FEE                      0.5000

LOAN                     21438197
LAST_NAME                BARTOS
ADDRESS                  16220 ROCKSIDE ROAD
CITY                     MAPLE HEIGH
STATE                    OH
ZIP                      441370000
 MORT                     $        40,600.00
 BAL                      $        40,521.82
 RATE                     12.4000
 PAI                      $   458.42
 CLTV                     70.000
MATURITY                 160617
FEE                      0.5000

LOAN                     21438205
LAST_NAME                NOTO
ADDRESS                  2709 NORTH 10TH STREET
CITY                     TAMPA
STATE                    FL
ZIP                      336050000
 MORT                     $        23,000.00
 BAL                      $        22,884.43
 RATE                     10.9000
 PAI                      $   259.98
 CLTV                     51.111
MATURITY                 110614
FEE                      0.5000

LOAN                     21438338
LAST_NAME                SIMMONS
ADDRESS                  5121 LAKE VALLEY DRIVE
CITY                     FAYETTEVILL
STATE                    NC
ZIP                      283030000
 MORT                     $        79,500.00
 BAL                      $        79,429.20
 RATE                       9.9900
 PAI                      $   697.09
 CLTV                     79.500
MATURITY                 110613
FEE                      0.5000

LOAN                     21438346
LAST_NAME                BLACKMON
ADDRESS                  6029 DEEP GREEN DRIVE
CITY                     SHELBY
STATE                    NC
ZIP                      281520000
 MORT                     $        24,900.00
 BAL                      $        24,878.34
 RATE                     11.9900
 PAI                      $   255.94
 CLTV                     62.250
MATURITY                 110607
FEE                      0.5000

LOAN                     21438361
LAST_NAME                MCCOY
ADDRESS                  700 MARYGOLD STREET
CITY                     GOLDSBORO
STATE                    NC
ZIP                      275300000
 MORT                     $        65,600.00
 BAL                      $        65,532.92
 RATE                     11.2500
 PAI                      $   637.15
 CLTV                     80.000
MATURITY                 110524
FEE                      0.5000

LOAN                     21438387
LAST_NAME                WELLS
ADDRESS                  1236 GREEN SPRINGS ROAD
CITY                     DALTON
STATE                    GA
ZIP                      307210000
 MORT                     $        40,200.00
 BAL                      $        40,020.71
 RATE                     10.9000
 PAI                      $   454.40
 CLTV                     63.307
MATURITY                 110617
FEE                      0.5000

LOAN                     21438403
LAST_NAME                SMART
ADDRESS                  500 DISSTON AVENUE
CITY                     CLERMONT
STATE                    FL
ZIP                      347110000
 MORT                     $        45,700.00
 BAL                      $        45,586.14
 RATE                       9.6500
 PAI                      $   481.36
 CLTV                     71.406
MATURITY                 110731
FEE                      0.5000

LOAN                     21438494
LAST_NAME                WRIGHT
ADDRESS                  616 W BOGART RD
CITY                     SANDUSKY
STATE                    OH
ZIP                      448700000
 MORT                     $      198,000.00
 BAL                      $      197,823.71
 RATE                       9.9900
 PAI                      $1,736.13
 CLTV                     79.200
MATURITY                 110601
FEE                      0.5000

LOAN                     21438528
LAST_NAME                KELLY
ADDRESS                  6555 AMANDA CIRCLE
CITY                     FAYETTEVILL
STATE                    NC
ZIP                      283040000
 MORT                     $        34,500.00
 BAL                      $        34,453.73
 RATE                       9.9900
 PAI                      $   302.51
 CLTV                     71.875
MATURITY                 110530
FEE                      0.5000

LOAN                     21438544
LAST_NAME                DIDUCCA
ADDRESS                  225 HIGH STREET
CITY                     TAUNTON
STATE                    MA
ZIP                      027800000
 MORT                     $      100,000.00
 BAL                      $        99,958.07
 RATE                     10.2500
 PAI                      $   896.11
 CLTV                     67.567
MATURITY                 110701
FEE                      0.5000

LOAN                     21438627
LAST_NAME                PICHS
ADDRESS                  94 FLORENCE STREET
CITY                     PROVIDENCE
STATE                    RI
ZIP                      029090000
 MORT                     $        66,500.00
 BAL                      $        66,464.79
 RATE                       9.1500
 PAI                      $   542.27
 CLTV                     70.000
MATURITY                 110722
FEE                      0.5000

LOAN                     21438668
LAST_NAME                KEISLER
ADDRESS                  101 JAMES ST.
CITY                     UNION
STATE                    SC
ZIP                      293790000
 MORT                     $        25,500.00
 BAL                      $        25,387.31
 RATE                     11.0000
 PAI                      $   289.84
 CLTV                     70.833
MATURITY                 110612
FEE                      0.5000

LOAN                     21438726
LAST_NAME                RISINGER
ADDRESS                  128 ABLES MILL ROAD
CITY                     LEESVILLE
STATE                    SC
ZIP                      290700000
 MORT                     $        50,000.00
 BAL                      $        50,000.00
 RATE                       9.6000
 PAI                      $   649.73
 CLTV                     79.365
MATURITY                 60719
FEE                      0.5000

LOAN                     21438742
LAST_NAME                AMARAL
ADDRESS                  59 CAMPBELL AVENUE
CITY                     NORTH PROVI
STATE                    RI
ZIP                      029040000
 MORT                     $        71,000.00
 BAL                      $        70,956.99
 RATE                       8.5000
 PAI                      $   545.93
 CLTV                     78.021
MATURITY                 110701
FEE                      0.5000

LOAN                     21438767
LAST_NAME                EMERSON
ADDRESS                  935 TAMARACK ST. N.E.
CITY                     SALEM
STATE                    OR
ZIP                      973030000
 MORT                     $        79,600.00
 BAL                      $        79,600.00
 RATE                     10.5000
 PAI                      $   728.14
 CLTV                     78.811
MATURITY                 110801
FEE                      0.5000

LOAN                     21438825
LAST_NAME                BRELSFOARD
ADDRESS                  7 RR BOX 410
CITY                     DECATUR
STATE                    IL
ZIP                      625210000
 MORT                     $        61,000.00
 BAL                      $        60,845.94
 RATE                       9.5000
 PAI                      $   636.98
 CLTV                     76.250
MATURITY                 110730
FEE                      0.5000

LOAN                     21438940
LAST_NAME                MACGREGOR
ADDRESS                  158 4TH STREET NW
CITY                     LARGO
STATE                    FL
ZIP                      346660000
 MORT                     $        34,000.00
 BAL                      $        33,711.83
 RATE                       9.3500
 PAI                      $   553.09
 CLTV                     45.945
MATURITY                 30718
FEE                      0.5000

LOAN                     21439153
LAST_NAME                BALL
ADDRESS                   ROUTE 2 BOX 323
CITY                     ELLOREE
STATE                    SC
ZIP                      290470000
 MORT                     $        60,732.00
 BAL                      $        60,732.00
 RATE                       9.2500
 PAI                      $   556.23
 CLTV                     75.915
MATURITY                 160820
FEE                      0.5000

LOAN                     21439260
LAST_NAME                CASTRO
ADDRESS                  4390 INDIANTOWN ROAD
CITY                     SAGINAW
STATE                    MI
ZIP                      486010000
 MORT                     $        44,580.00
 BAL                      $        44,467.41
 RATE                       9.5000
 PAI                      $   465.52
 CLTV                     60.000
MATURITY                 110715
FEE                      0.5000

LOAN                     21439286
LAST_NAME                ANDERSON
ADDRESS                  216-11 117TH ROAD
CITY                     CAMBRIA HEI
STATE                    NY
ZIP                      114110000
 MORT                     $        40,000.00
 BAL                      $        39,819.10
 RATE                     10.7500
 PAI                      $   448.38
 CLTV                     70.905
MATURITY                 110626
FEE                      0.5000

LOAN                     21439369
LAST_NAME                HAAS
ADDRESS                  513 CHAMBERS AVE
CITY                     GLOUCESTER
STATE                    NJ
ZIP                      080300000
 MORT                     $          7,000.00
 BAL                      $          7,000.00
 RATE                     10.9000
 PAI                      $     79.13
 CLTV                     72.799
MATURITY                 110805
FEE                      0.5000

LOAN                     21439401
LAST_NAME                ROBERTS
ADDRESS                  425 WILDWOOD DRIVE
CITY                     MT. ZION
STATE                    IL
ZIP                      625490000
 MORT                     $        64,000.00
 BAL                      $        64,000.00
 RATE                       9.5000
 PAI                      $   668.31
 CLTV                     78.048
MATURITY                 110729
FEE                      0.5000

LOAN                     21439484
LAST_NAME                MAYNIE
ADDRESS                  10630 S. MAY AVE.
CITY                     CHICAGO
STATE                    IL
ZIP                      606430000
 MORT                     $        40,000.00
 BAL                      $        39,942.72
 RATE                       9.3500
 PAI                      $   368.95
 CLTV                     57.142
MATURITY                 160802
FEE                      0.5000

LOAN                     21439500
LAST_NAME                SAMUEL
ADDRESS                  13007 E. FLORIDA DRIVE
CITY                     AURORA
STATE                    CO
ZIP                      800120000
 MORT                     $        43,500.00
 BAL                      $        43,409.14
 RATE                     11.5500
 PAI                      $   509.55
 CLTV                     65.789
MATURITY                 110729
FEE                      0.5000

LOAN                     21439583
LAST_NAME                COOPER
ADDRESS                  BOX 151 ROUTE 1
CITY                     MAYESVILLE
STATE                    SC
ZIP                      291040000
 MORT                     $        24,000.00
 BAL                      $        24,000.00
 RATE                       9.6000
 PAI                      $   252.07
 CLTV                     75.000
MATURITY                 110813
FEE                      0.5000

LOAN                     21439617
LAST_NAME                FLEMING
ADDRESS                  973 BOLING ROAD
CITY                     POMPLICO
STATE                    SC
ZIP                      295830000
 MORT                     $        30,400.00
 BAL                      $        30,400.00
 RATE                       9.6000
 PAI                      $   319.29
 CLTV                     80.000
MATURITY                 110805
FEE                      0.5000

LOAN                     21439625
LAST_NAME                BLANK
ADDRESS                  102 HOLCOMB AVENUE
CITY                     STAMFORD
STATE                    CT
ZIP                      069060000
 MORT                     $      160,000.00
 BAL                      $      159,832.50
 RATE                       8.9900
 PAI                      $1,286.25
 CLTV                     80.000
MATURITY                 260624
FEE                      0.5000

LOAN                     21439641
LAST_NAME                IORIO
ADDRESS                  991 SWAYZE AVE
CITY                     UPPER MAKEF
STATE                    PA
ZIP                      189770000
 MORT                     $      110,000.00
 BAL                      $      109,879.13
 RATE                       8.9900
 PAI                      $   884.30
 CLTV                     62.857
MATURITY                 110604
FEE                      0.5000

LOAN                     21439658
LAST_NAME                JOHNSON
ADDRESS                  258 CORNWALL ROAD
CITY                     HARMONY
STATE                    NC
ZIP                      286340000
 MORT                     $        47,000.00
 BAL                      $        46,938.90
 RATE                     10.1000
 PAI                      $   456.68
 CLTV                     64.917
MATURITY                 160715
FEE                      0.5000

LOAN                     21439682
LAST_NAME                GUILLEN
ADDRESS                  10510 OAK DRIVE
CITY                     HUDSON
STATE                    FL
ZIP                      346670000
 MORT                     $        23,000.00
 BAL                      $        23,000.00
 RATE                       9.5000
 PAI                      $   240.18
 CLTV                     38.333
MATURITY                 110805
FEE                      0.5000

LOAN                     21439757
LAST_NAME                RIDDICK
ADDRESS                  3504 WAYNE STREET
CITY                     VIRGINIA BE
STATE                    VA
ZIP                      234520000
 MORT                     $        62,800.00
 BAL                      $        62,723.27
 RATE                       9.8500
 PAI                      $   544.17
 CLTV                     80.000
MATURITY                 110528
FEE                      0.5000

LOAN                     21439765
LAST_NAME                FAMBRO
ADDRESS                  1406 WEST CROCUS STREET
CITY                     EGG HARBOR
STATE                    NJ
ZIP                      082150000
 MORT                     $        54,400.00
 BAL                      $        54,264.48
 RATE                     10.3000
 PAI                      $   535.84
 CLTV                     80.000
MATURITY                 160709
FEE                      0.5000

LOAN                     21439914
LAST_NAME                JACKSON
ADDRESS                  935 ASTON-MARTIN DRIVE
CITY                     LINDENWOLD
STATE                    NJ
ZIP                      080210000
 MORT                     $        70,200.00
 BAL                      $        69,983.70
 RATE                     10.6000
 PAI                      $   705.59
 CLTV                     71.632
MATURITY                 160726
FEE                      0.5000

LOAN                     21440060
LAST_NAME                PARLAND
ADDRESS                  1886 HENDERSON AVENUE
CITY                     YULEE
STATE                    FL
ZIP                      320970000
 MORT                     $        27,000.00
 BAL                      $        27,000.00
 RATE                       9.6500
 PAI                      $   284.39
 CLTV                     55.670
MATURITY                 110802
FEE                      0.5000

LOAN                     21440144
LAST_NAME                DALL
ADDRESS                  7235 MAJESTIC WAY
CITY                     MAGNA
STATE                    UT
ZIP                      840440000
 MORT                     $        30,000.00
 BAL                      $        29,932.50
 RATE                     11.5000
 PAI                      $   350.46
 CLTV                     66.075
MATURITY                 110722
FEE                      0.5000

LOAN                     21440292
LAST_NAME                GARSKE
ADDRESS                  1964 WILTON CIRCLE
CITY                     RALEIGH
STATE                    NC
ZIP                      276150000
 MORT                     $        20,995.00
 BAL                      $        20,862.50
 RATE                     12.0000
 PAI                      $   251.98
 CLTV                     79.626
MATURITY                 110614
FEE                      0.5000

LOAN                     21440474
LAST_NAME                BETHEL
ADDRESS                  188 LONGMEADOW AVENUE
CITY                     WARWICK
STATE                    RI
ZIP                      028890000
 MORT                     $        72,000.00
 BAL                      $        71,963.06
 RATE                       9.3000
 PAI                      $   594.94
 CLTV                     80.000
MATURITY                 110802
FEE                      0.5000

LOAN                     21440573
LAST_NAME                LENNINGTON
ADDRESS                  127 OAK HAVEN LANE
CITY                     MORTON
STATE                    IL
ZIP                      615500000
 MORT                     $      149,200.00
 BAL                      $      148,437.68
 RATE                       9.2000
 PAI                      $1,906.19
 CLTV                     80.000
MATURITY                 60729
FEE                      0.5000

LOAN                     21440680
LAST_NAME                MURPHY
ADDRESS                   ROUTE #1, BOX 73
CITY                     WALKERVILLE
STATE                    MI
ZIP                      494590000
 MORT                     $        68,600.00
 BAL                      $        68,436.97
 RATE                     10.2000
 PAI                      $   671.13
 CLTV                     63.735
MATURITY                 160730
FEE                      0.5000

LOAN                     21440722
LAST_NAME                MARTIN
ADDRESS                  417 WESER AVE
CITY                     STATEN ISLA
STATE                    NY
ZIP                      103040000
 MORT                     $        74,800.00
 BAL                      $        73,925.88
 RATE                       7.9900
 PAI                      $   714.40
 CLTV                     71.238
MATURITY                 110430
FEE                      0.5000

LOAN                     21440748
LAST_NAME                MCEARCHERN
ADDRESS                  40 2ND STREET
CITY                     SHANNON
STATE                    GA
ZIP                      301720000
 MORT                     $        41,360.00
 BAL                      $        41,360.00
 RATE                       9.1500
 PAI                      $   423.20
 CLTV                     80.000
MATURITY                 110729
FEE                      0.5000

LOAN                     21440805
LAST_NAME                BATES
ADDRESS                  611 S EDGEWATER DRIVE
CITY                     MESA
STATE                    AZ
ZIP                      852060000
 MORT                     $        26,273.00
 BAL                      $        26,273.00
 RATE                     10.9000
 PAI                      $   296.98
 CLTV                     79.999
MATURITY                 110823
FEE                      0.5000

LOAN                     21440904
LAST_NAME                GLAZIER
ADDRESS                  7940 SUNSET DRIVE
CITY                     WINNEMUCCA
STATE                    NV
ZIP                      894450000
 MORT                     $        15,000.00
 BAL                      $        15,000.00
 RATE                     10.6500
 PAI                      $   167.21
 CLTV                     79.094
MATURITY                 110820
FEE                      0.5000

LOAN                     21441191
LAST_NAME                SPINA-PELLIT
ADDRESS                  20 OLD ROUTE 94
CITY                     SALISBURY M
STATE                    NY
ZIP                      125770000
 MORT                     $        32,425.00
 BAL                      $        32,394.28
 RATE                       9.7000
 PAI                      $   277.40
 CLTV                     79.992
MATURITY                 110617
FEE                      0.5000

LOAN                     21441316
LAST_NAME                WAGNER
ADDRESS                  106 CLOVE ROAD
CITY                     NEW ROCHELL
STATE                    NY
ZIP                      108010000
 MORT                     $        90,000.00
 BAL                      $        89,754.17
 RATE                       9.7500
 PAI                      $   853.67
 CLTV                     39.130
MATURITY                 160522
FEE                      0.5000

LOAN                     21441431
LAST_NAME                FORD
ADDRESS                  1573 9TH STREET
CITY                     WEST BABYLO
STATE                    NY
ZIP                      117040000
 MORT                     $        87,500.00
 BAL                      $        87,261.01
 RATE                       9.7500
 PAI                      $   829.96
 CLTV                     70.000
MATURITY                 160611
FEE                      0.5000

LOAN                     21441514
LAST_NAME                NOLAN
ADDRESS                  31 BAYBERRY HILL ROAD
CITY                     MAHOPAC
STATE                    NY
ZIP                      105410000
 MORT                     $      212,500.00
 BAL                      $      211,919.57
 RATE                       9.7500
 PAI                      $2,015.60
 CLTV                     85.000
MATURITY                 160617
FEE                      0.5000

LOAN                     21441589
LAST_NAME                JAROSZ
ADDRESS                  6 ROLLING BROOK COURT
CITY                     CLIFTON PAR
STATE                    NY
ZIP                      120650000
 MORT                     $        35,000.00
 BAL                      $        34,924.45
 RATE                     11.2000
 PAI                      $   402.22
 CLTV                     43.261
MATURITY                 110731
FEE                      0.5000

LOAN                     21441639
LAST_NAME                THOMPSON
ADDRESS                  117 NORTH MANGROVE LANE
CITY                     MUNCIE
STATE                    IN
ZIP                      473030000
 MORT                     $        76,000.00
 BAL                      $        75,962.62
 RATE                       9.5000
 PAI                      $   639.05
 CLTV                     80.000
MATURITY                 110708
FEE                      0.5000

LOAN                     21441746
LAST_NAME                PARENTE
ADDRESS                  25 TEAKWOOD DRIVE WEST
CITY                     COVENTRY
STATE                    RI
ZIP                      028930000
 MORT                     $        47,300.00
 BAL                      $        47,287.34
 RATE                     12.3000
 PAI                      $   497.49
 CLTV                     70.000
MATURITY                 110719
FEE                      0.5000

LOAN                     21441811
LAST_NAME                CARRAWAY
ADDRESS                  211 WEST BROOKS STREET
CITY                     KINGSTREE
STATE                    SC
ZIP                      295560000
 MORT                     $        48,000.00
 BAL                      $        47,933.43
 RATE                       9.6000
 PAI                      $   450.57
 CLTV                     75.000
MATURITY                 160723
FEE                      0.5000

LOAN                     21441860
LAST_NAME                TOTH
ADDRESS                  8385 KIRKWOOD
CITY                     CHESTERLAND
STATE                    OH
ZIP                      440260000
 MORT                     $        71,000.00
 BAL                      $        70,972.39
 RATE                     10.6000
 PAI                      $   654.78
 CLTV                     39.887
MATURITY                 110731
FEE                      0.5000

LOAN                     21442207
LAST_NAME                EARLE
ADDRESS                  23 SUTCLIFFE AVENUE
CITY                     CANTON
STATE                    MA
ZIP                      020210000
 MORT                     $      138,400.00
 BAL                      $      138,400.00
 RATE                       9.6500
 PAI                      $1,457.77
 CLTV                     80.000
MATURITY                 110731
FEE                      0.5000

LOAN                     21442454
LAST_NAME                STEVENS
ADDRESS                  511 NW 11TH ST
CITY                     CORVALLIS
STATE                    OR
ZIP                      973300000
 MORT                     $        47,756.00
 BAL                      $        47,756.00
 RATE                     10.9000
 PAI                      $   451.19
 CLTV                     69.999
MATURITY                 110814
FEE                      0.5000

LOAN                     21442645
LAST_NAME                STORDY
ADDRESS                  5 PLEASANT STREET
CITY                     ANSONIA
STATE                    CT
ZIP                      064010000
 MORT                     $        99,400.00
 BAL                      $        99,361.55
 RATE                     10.6250
 PAI                      $   918.56
 CLTV                     70.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21442819
LAST_NAME                MILLS
ADDRESS                  2145 30TH STREET NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200180000
 MORT                     $        81,200.00
 BAL                      $        81,200.00
 RATE                       9.5500
 PAI                      $   685.74
 CLTV                     70.000
MATURITY                 110807
FEE                      0.5000

LOAN                     21443056
LAST_NAME                COBB
ADDRESS                  713 CANDY CREEK ROAD
CITY                     REIDSVILLE
STATE                    NC
ZIP                      273200000
 MORT                     $        16,000.00
 BAL                      $        16,000.00
 RATE                     10.5500
 PAI                      $   177.37
 CLTV                     53.333
MATURITY                 110821
FEE                      0.5000

LOAN                     21443064
LAST_NAME                TAYLOR
ADDRESS                  BOX 579-D ROUTE 1
CITY                     FAIRMONT
STATE                    NC
ZIP                      283400000
 MORT                     $        60,000.00
 BAL                      $        60,000.00
 RATE                     10.7000
 PAI                      $   557.84
 CLTV                     80.000
MATURITY                 110730
FEE                      0.5000

LOAN                     21443411
LAST_NAME                HENRY
ADDRESS                  6007 BUCKHORN ROAD
CITY                     GREENSBORO
STATE                    NC
ZIP                      274100000
 MORT                     $        73,275.00
 BAL                      $        73,275.00
 RATE                       9.5000
 PAI                      $   765.16
 CLTV                     57.696
MATURITY                 110731
FEE                      0.5000

LOAN                     21443536
LAST_NAME                BEALL
ADDRESS                  306 NORTH DOUGLASS STREET
CITY                     MALDEN
STATE                    MO
ZIP                      638630000
 MORT                     $        40,800.00
 BAL                      $        40,740.44
 RATE                       9.2000
 PAI                      $   372.36
 CLTV                     80.000
MATURITY                 160722
FEE                      0.5000

LOAN                     21443619
LAST_NAME                SCOTT
ADDRESS                  10061 WOODLAWN DRIVE
CITY                     PORTAGE
STATE                    MI
ZIP                      490020000
 MORT                     $      137,000.00
 BAL                      $      136,800.02
 RATE                       9.2000
 PAI                      $1,250.31
 CLTV                     71.727
MATURITY                 160730
FEE                      0.5000

LOAN                     21443734
LAST_NAME                TRITABAUGH
ADDRESS                  231 E. WILLIAMS
CITY                     DASSEL
STATE                    MN
ZIP                      553250000
 MORT                     $        52,800.00
 BAL                      $        52,722.93
 RATE                       9.2000
 PAI                      $   481.87
 CLTV                     80.000
MATURITY                 160724
FEE                      0.5000

LOAN                     21443940
LAST_NAME                GUTKNECHT
ADDRESS                  14 SOUTHGATE ROAD
CITY                     MARS HILL
STATE                    NC
ZIP                      287540000
 MORT                     $        27,332.00
 BAL                      $        27,332.00
 RATE                     10.8500
 PAI                      $   308.09
 CLTV                     69.954
MATURITY                 110806
FEE                      0.5000

LOAN                     21444005
LAST_NAME                GENTNER
ADDRESS                  19 EAST SOUTH AVENUE
CITY                     MT HOLLY
STATE                    NJ
ZIP                      080600000
 MORT                     $        71,500.00
 BAL                      $        71,500.00
 RATE                     11.8000
 PAI                      $   724.47
 CLTV                     65.000
MATURITY                 260807
FEE                      0.5000

LOAN                     21444054
LAST_NAME                ROWE
ADDRESS                  718 K STREET NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200020000
 MORT                     $        46,000.00
 BAL                      $        45,946.64
 RATE                       8.7500
 PAI                      $   361.89
 CLTV                     50.000
MATURITY                 110626
FEE                      0.5000

LOAN                     21444328
LAST_NAME                FORD
ADDRESS                  152 ARLINGTON AVENUE
CITY                     DAYTONA BEA
STATE                    FL
ZIP                      321140000
 MORT                     $        26,000.00
 BAL                      $        25,874.25
 RATE                     10.3500
 PAI                      $   256.97
 CLTV                     80.000
MATURITY                 160731
FEE                      0.5000

LOAN                     21444336
LAST_NAME                WRIGHT
ADDRESS                  399 OLD 96 ROAD
CITY                     NEWBERRY
STATE                    SC
ZIP                      291080000
 MORT                     $        26,355.00
 BAL                      $        26,355.00
 RATE                     11.9500
 PAI                      $   315.46
 CLTV                     79.999
MATURITY                 110821
FEE                      0.5000

LOAN                     21444351
LAST_NAME                ROGERS
ADDRESS                  6692 LONDONDERRY DRIVE
CITY                     MORROW
STATE                    GA
ZIP                      302600000
 MORT                     $        70,000.00
 BAL                      $        69,901.67
 RATE                       9.5000
 PAI                      $   652.50
 CLTV                     80.000
MATURITY                 160722
FEE                      0.5000

LOAN                     21444377
LAST_NAME                HARRELL
ADDRESS                  5051 POLARIS STREET
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322050000
 MORT                     $        38,000.00
 BAL                      $        38,000.00
 RATE                       9.5000
 PAI                      $   396.81
 CLTV                     61.788
MATURITY                 110809
FEE                      0.5000

LOAN                     21444419
LAST_NAME                BROWNING
ADDRESS                  7477 LAKE STATION AVE
CITY                     LAKE
STATE                    MI
ZIP                      486320000
 MORT                     $        32,000.00
 BAL                      $        31,597.45
 RATE                     10.0100
 PAI                      $   344.07
 CLTV                     65.306
MATURITY                 110601
FEE                      0.5000

LOAN                     21444526
LAST_NAME                HALL
ADDRESS                  610 ROBERT STREET
CITY                     EDEN
STATE                    NC
ZIP                      272880000
 MORT                     $        45,000.00
 BAL                      $        44,979.44
 RATE                       9.8500
 PAI                      $   389.93
 CLTV                     75.313
MATURITY                 110802
FEE                      0.5000

LOAN                     21444799
LAST_NAME                SULLIVAN
ADDRESS                  1801 NW 4TH PL
CITY                     BLUE SPRING
STATE                    MO
ZIP                      640150000
 MORT                     $        21,100.00
 BAL                      $        21,100.00
 RATE                     11.9500
 PAI                      $   252.56
 CLTV                     79.958
MATURITY                 110814
FEE                      0.5000

LOAN                     21444849
LAST_NAME                SMITH
ADDRESS                  2210 TWIN PINES CR N
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322460000
 MORT                     $        70,000.00
 BAL                      $        69,891.82
 RATE                       8.7500
 PAI                      $   618.60
 CLTV                     78.651
MATURITY                 160717
FEE                      0.5000

LOAN                     21445234
LAST_NAME                MYERS
ADDRESS                  12250 KINTNER BOTTOM ROAD
CITY                     LACONIA
STATE                    IN
ZIP                      471350000
 MORT                     $        25,000.00
 BAL                      $        24,938.28
 RATE                       9.7500
 PAI                      $   264.85
 CLTV                     50.000
MATURITY                 110715
FEE                      0.5000

LOAN                     21445424
LAST_NAME                MCPHERSON
ADDRESS                  47884 JONES ROAD
CITY                     OAKRIDGE
STATE                    OR
ZIP                      974630000
 MORT                     $        28,750.00
 BAL                      $        28,750.00
 RATE                     12.0500
 PAI                      $   296.84
 CLTV                     63.888
MATURITY                 260801
FEE                      0.5000

LOAN                     21445564
LAST_NAME                KURIAN
ADDRESS                  1907 E. 142ND AVENUE C-F
CITY                     TAMPA
STATE                    FL
ZIP                      336130000
 MORT                     $        38,500.00
 BAL                      $        38,442.71
 RATE                       9.0500
 PAI                      $   347.64
 CLTV                     70.000
MATURITY                 160730
FEE                      0.5000

LOAN                     21445580
LAST_NAME                KURIAN
ADDRESS                  1907 E. 142ND AVENUE K-N
CITY                     TAMPA
STATE                    FL
ZIP                      336130000
 MORT                     $        38,500.00
 BAL                      $        38,442.71
 RATE                       9.0500
 PAI                      $   347.64
 CLTV                     70.000
MATURITY                 160730
FEE                      0.5000

LOAN                     21445598
LAST_NAME                KURIAN
ADDRESS                  1907 E. 142ND AVENUE G-J
CITY                     TAMPA
STATE                    FL
ZIP                      336130000
 MORT                     $        38,500.00
 BAL                      $        38,442.71
 RATE                       9.0500
 PAI                      $   347.64
 CLTV                     70.000
MATURITY                 160730
FEE                      0.5000

LOAN                     21445648
LAST_NAME                THOMPSON
ADDRESS                  5906 NE FAILING STREET
CITY                     PORTLAND
STATE                    OR
ZIP                      972130000
 MORT                     $        76,000.00
 BAL                      $        75,909.16
 RATE                       9.7000
 PAI                      $   650.17
 CLTV                     72.380
MATURITY                 260729
FEE                      0.5000

LOAN                     21445705
LAST_NAME                CORRIZ
ADDRESS                  1128 DON JUAN STREET
CITY                     SANTA FE
STATE                    NM
ZIP                      875010000
 MORT                     $      105,000.00
 BAL                      $      105,000.00
 RATE                     10.4500
 PAI                      $   956.56
 CLTV                     60.000
MATURITY                 110726
FEE                      0.5000

LOAN                     21445846
LAST_NAME                DUSTIN
ADDRESS                  52 JONDOT DRIVE
CITY                     ENFIELD
STATE                    CT
ZIP                      060820000
 MORT                     $        64,700.00
 BAL                      $        64,670.45
 RATE                       9.8500
 PAI                      $   560.64
 CLTV                     64.700
MATURITY                 110717
FEE                      0.5000

LOAN                     21446133
LAST_NAME                COLLIER
ADDRESS                  1710 GLENSIDE DRIVE
CITY                     HARRISBURG
STATE                    PA
ZIP                      171090000
 MORT                     $        10,200.00
 BAL                      $        10,200.00
 RATE                     10.7500
 PAI                      $   139.07
 CLTV                     77.281
MATURITY                 60822
FEE                      0.5000

LOAN                     21446265
LAST_NAME                MIZELL
ADDRESS                  3021 EDISON AVENUE
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322540000
 MORT                     $        15,000.00
 BAL                      $        14,928.63
 RATE                     10.4500
 PAI                      $   201.99
 CLTV                     41.666
MATURITY                 60717
FEE                      0.5000

LOAN                     21446349
LAST_NAME                PATTERSON
ADDRESS                  3518 STONEWALL AVENUE
CITY                     GADSDEN
STATE                    AL
ZIP                      359040000
 MORT                     $        21,000.00
 BAL                      $        21,000.00
 RATE                     11.9500
 PAI                      $   251.37
 CLTV                     69.320
MATURITY                 110819
FEE                      0.5000

LOAN                     21446554
LAST_NAME                SUBLETT
ADDRESS                  486 HENRY STREET
CITY                     PAINESVILLE
STATE                    OH
ZIP                      440770000
 MORT                     $        60,000.00
 BAL                      $        59,820.00
 RATE                       9.4000
 PAI                      $   622.92
 CLTV                     75.000
MATURITY                 110724
FEE                      0.5000

LOAN                     21446570
LAST_NAME                BEGGS
ADDRESS                  1401 FRIENDLY WOODS ROAD
CITY                     BLYTHEWOOD
STATE                    SC
ZIP                      290160000
 MORT                     $        30,000.00
 BAL                      $        29,930.55
 RATE                     10.4500
 PAI                      $   330.70
 CLTV                     42.857
MATURITY                 110716
FEE                      0.5000

LOAN                     21446786
LAST_NAME                GOBEN
ADDRESS                  1168 OLD WAGON ROAD
CITY                     KNOXVILLE
STATE                    IL
ZIP                      614480000
 MORT                     $        48,000.00
 BAL                      $        48,000.00
 RATE                       9.4500
 PAI                      $   499.79
 CLTV                     73.846
MATURITY                 110819
FEE                      0.5000

LOAN                     21446802
LAST_NAME                THOMSON
ADDRESS                  9 TEAKWOOD DRIVE
CITY                     COVENTRY
STATE                    RI
ZIP                      028160000
 MORT                     $        29,400.00
 BAL                      $        29,400.00
 RATE                     10.0000
 PAI                      $   258.01
 CLTV                     77.356
MATURITY                 110729
FEE                      0.5000

LOAN                     21446851
LAST_NAME                FRESTA
ADDRESS                  315 LAMPLIGHTER LANE
CITY                     NEWINGTON
STATE                    CT
ZIP                      061110000
 MORT                     $        91,000.00
 BAL                      $        91,000.00
 RATE                     10.6000
 PAI                      $   839.23
 CLTV                     53.529
MATURITY                 260801
FEE                      0.5000

LOAN                     21446885
LAST_NAME                MCNEIL
ADDRESS                  7717 EARNSHAW DRIVE
CITY                     BRANDYWINE
STATE                    MD
ZIP                      206130000
 MORT                     $        60,000.00
 BAL                      $        59,868.65
 RATE                     11.0500
 PAI                      $   683.85
 CLTV                     37.267
MATURITY                 110729
FEE                      0.5000

LOAN                     21446901
LAST_NAME                FHOLER
ADDRESS                  2104 HAROLD DRIVE
CITY                     GREENSBORO
STATE                    NC
ZIP                      274060000
 MORT                     $        81,600.00
 BAL                      $        81,485.38
 RATE                       9.5000
 PAI                      $   760.62
 CLTV                     80.000
MATURITY                 160719
FEE                      0.5000

LOAN                     21446968
LAST_NAME                MAKOWSKI
ADDRESS                  1331 TONGUE COVE DRIVE
CITY                     LUSBY
STATE                    MD
ZIP                      206570000
 MORT                     $        45,000.00
 BAL                      $        44,935.15
 RATE                       9.3000
 PAI                      $   413.60
 CLTV                     33.582
MATURITY                 160726
FEE                      0.5000

LOAN                     21447248
LAST_NAME                CORREA
ADDRESS                  1216 GEORGETOWN AVENUE
CITY                     SAN LEANDRO
STATE                    CA
ZIP                      945790000
 MORT                     $        25,000.00
 BAL                      $        25,000.00
 RATE                     10.7500
 PAI                      $   280.24
 CLTV                     60.586
MATURITY                 110823
FEE                      0.5000

LOAN                     21447347
LAST_NAME                BOMBARD
ADDRESS                  68 HANSON DRIVE
CITY                     SPRINGFIELD
STATE                    MA
ZIP                      011280000
 MORT                     $        18,000.00
 BAL                      $        17,951.50
 RATE                     10.1000
 PAI                      $   194.54
 CLTV                     72.530
MATURITY                 110717
FEE                      0.5000

LOAN                     21447453
LAST_NAME                FIELDS
ADDRESS                  3535 WOODRIDGE ROAD
CITY                     CLEVELAND H
STATE                    OH
ZIP                      441210000
 MORT                     $      102,400.00
 BAL                      $      102,254.30
 RATE                       9.4000
 PAI                      $   947.83
 CLTV                     80.000
MATURITY                 160722
FEE                      0.5000

LOAN                     21447487
LAST_NAME                JACKSON
ADDRESS                  49 DENNISON AVENUE
CITY                     BINGHAMTON
STATE                    NY
ZIP                      139010000
 MORT                     $        33,500.00
 BAL                      $        33,500.00
 RATE                       9.6000
 PAI                      $   314.46
 CLTV                     69.791
MATURITY                 160815
FEE                      0.5000

LOAN                     21447537
LAST_NAME                MC KINNEY
ADDRESS                  831 SCENERY PLACE
CITY                     HARRISBURG
STATE                    PA
ZIP                      171090000
 MORT                     $        65,600.00
 BAL                      $        65,444.61
 RATE                     10.2000
 PAI                      $   712.99
 CLTV                     80.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21447636
LAST_NAME                BROWN
ADDRESS                  625 LINCOLN DRIVE
CITY                     ROCKY MOUNT
STATE                    NC
ZIP                      278010000
 MORT                     $        46,500.00
 BAL                      $        46,382.56
 RATE                       9.5000
 PAI                      $   485.57
 CLTV                     77.500
MATURITY                 110726
FEE                      0.5000

LOAN                     21447693
LAST_NAME                BOLIN
ADDRESS                  17430 WILLOW BROOK LANE
CITY                     LEHIGH
STATE                    FL
ZIP                      339130000
 MORT                     $        15,000.00
 BAL                      $        14,961.75
 RATE                       9.5000
 PAI                      $   156.64
 CLTV                     13.274
MATURITY                 110717
FEE                      0.5000

LOAN                     21447735
LAST_NAME                MARTIN
ADDRESS                  541 NW 12TH STREET
CITY                     ALABASTER
STATE                    AL
ZIP                      350070000
 MORT                     $        25,000.00
 BAL                      $        25,000.00
 RATE                     10.7500
 PAI                      $   280.24
 CLTV                     66.503
MATURITY                 110812
FEE                      0.5000

LOAN                     21447743
LAST_NAME                BICKEL
ADDRESS                  3790 APPALOOSA ROAD
CITY                     LAKE WALES
STATE                    FL
ZIP                      336530000
 MORT                     $        42,400.00
 BAL                      $        42,400.00
 RATE                       9.5000
 PAI                      $   395.23
 CLTV                     80.000
MATURITY                 160731
FEE                      0.5000

LOAN                     21447792
LAST_NAME                ROSE
ADDRESS                  825 SENNETT STREET
CITY                     MIAMISBURG
STATE                    OH
ZIP                      453420000
 MORT                     $        45,900.00
 BAL                      $        45,839.94
 RATE                     10.0500
 PAI                      $   444.47
 CLTV                     75.867
MATURITY                 160724
FEE                      0.5000

LOAN                     21447842
LAST_NAME                BUMGARNER
ADDRESS                  5825 SPARTA ROAD
CITY                     N. WILKESBO
STATE                    NC
ZIP                      286590000
 MORT                     $        60,320.00
 BAL                      $        60,235.26
 RATE                       9.5000
 PAI                      $   562.27
 CLTV                     80.000
MATURITY                 160722
FEE                      0.5000

LOAN                     21447859
LAST_NAME                JUMPER
ADDRESS                  2922 GUILFORD SPRING ROAD
CITY                     CHAMBERSBUR
STATE                    PA
ZIP                      172010000
 MORT                     $        74,400.00
 BAL                      $        74,400.00
 RATE                       9.3000
 PAI                      $   614.77
 CLTV                     80.000
MATURITY                 110819
FEE                      0.5000

LOAN                     21448295
LAST_NAME                KALKA
ADDRESS                  5431 JACKSON ROAD
CITY                     FORT MYERS
STATE                    FL
ZIP                      339050000
 MORT                     $        30,000.00
 BAL                      $        29,932.46
 RATE                     10.7500
 PAI                      $   336.29
 CLTV                     29.270
MATURITY                 110729
FEE                      0.5000

LOAN                     21448337
LAST_NAME                O'NEILL
ADDRESS                  9134 BOBWHITE CIRCLE
CITY                     GAITHERSBUR
STATE                    MD
ZIP                      208790000
 MORT                     $        65,000.00
 BAL                      $        65,000.00
 RATE                     10.0000
 PAI                      $   570.43
 CLTV                     53.719
MATURITY                 110801
FEE                      0.5000

LOAN                     21448360
LAST_NAME                LAWS
ADDRESS                  418 MARSH STREET
CITY                     BISHOPVILLE
STATE                    SC
ZIP                      290100000
 MORT                     $        34,400.00
 BAL                      $        34,400.00
 RATE                       9.5000
 PAI                      $   359.22
 CLTV                     80.000
MATURITY                 110729
FEE                      0.5000

LOAN                     21448733
LAST_NAME                BATISTA
ADDRESS                  50-34 195TH STREET
CITY                     FLUSHING
STATE                    NY
ZIP                      113650000
 MORT                     $      248,000.00
 BAL                      $      246,907.74
 RATE                       8.7500
 PAI                      $2,478.64
 CLTV                     80.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21448931
LAST_NAME                JENKINS
ADDRESS                  1075 W HWY 70
CITY                     NEWTON
STATE                    NC
ZIP                      286580000
 MORT                     $        28,600.00
 BAL                      $        28,600.00
 RATE                       9.5500
 PAI                      $   370.87
 CLTV                     65.747
MATURITY                 60816
FEE                      0.5000

LOAN                     21449152
LAST_NAME                BARBETTO
ADDRESS                  24 W CLARK STREET
CITY                     WEST HAVEN
STATE                    CT
ZIP                      065160000
 MORT                     $        74,000.00
 BAL                      $        73,830.13
 RATE                       8.9900
 PAI                      $   594.89
 CLTV                     74.000
MATURITY                 110703
FEE                      0.5000

LOAN                     21449244
LAST_NAME                CHOQUETTE
ADDRESS                  3 WORMAN STREET
CITY                     BLOOMSBURG
STATE                    PA
ZIP                      178150000
 MORT                     $        63,000.00
 BAL                      $        63,000.00
 RATE                       9.3000
 PAI                      $   579.04
 CLTV                     79.746
MATURITY                 160820
FEE                      0.5000

LOAN                     21449269
LAST_NAME                CAULLEY
ADDRESS                  2878 LAKE POWELL ROAD
CITY                     WILLIAMSBUR
STATE                    VA
ZIP                      231850000
 MORT                     $        36,000.00
 BAL                      $        36,000.00
 RATE                     10.7500
 PAI                      $   403.55
 CLTV                     69.230
MATURITY                 110731
FEE                      0.5000

LOAN                     21449301
LAST_NAME                SHEPARDSON
ADDRESS                  9189 HERCULES LANE
CITY                     CRYSTAL RIV
STATE                    FL
ZIP                      344280000
 MORT                     $        29,600.00
 BAL                      $        29,429.40
 RATE                       9.3000
 PAI                      $   305.53
 CLTV                     80.000
MATURITY                 110731
FEE                      0.5000

LOAN                     21449384
LAST_NAME                LEMASTER
ADDRESS                  4829 EAST FLATFOOT ROAD
CITY                     CABLE
STATE                    OH
ZIP                      430090000
 MORT                     $        49,320.00
 BAL                      $        49,320.00
 RATE                       9.8500
 PAI                      $   427.37
 CLTV                     80.000
MATURITY                 110731
FEE                      0.5000

LOAN                     21449525
LAST_NAME                SNODGRASS
ADDRESS                  33 BLUFF LAKE DRIVE
CITY                     MASCOTTE
STATE                    FL
ZIP                      327360000
 MORT                     $        80,750.00
 BAL                      $        80,367.57
 RATE                     10.2500
 PAI                      $   880.14
 CLTV                     71.460
MATURITY                 110601
FEE                      0.5000

LOAN                     21449681
LAST_NAME                REMBERT
ADDRESS                  2000 N 13TH PLACE
CITY                     BESSEMER
STATE                    AL
ZIP                      350200000
 MORT                     $        48,800.00
 BAL                      $        48,676.74
 RATE                       9.5000
 PAI                      $   509.59
 CLTV                     80.000
MATURITY                 110730
FEE                      0.5000

LOAN                     21450390
LAST_NAME                PAKDAMAN
ADDRESS                  2485 CAMMIE WAGES ROAD
CITY                     DACULA
STATE                    GA
ZIP                      302110000
 MORT                     $      134,400.00
 BAL                      $      134,400.00
 RATE                     10.7500
 PAI                      $1,254.60
 CLTV                     70.000
MATURITY                 110731
FEE                      0.5000

LOAN                     21450432
LAST_NAME                FAWNS
ADDRESS                  2129 E BLACK AVENUE
CITY                     SPRINGFIELD
STATE                    IL
ZIP                      627020000
 MORT                     $        44,000.00
 BAL                      $        44,000.00
 RATE                     10.3500
 PAI                      $   434.87
 CLTV                     68.750
MATURITY                 160802
FEE                      0.5000

LOAN                     21450572
LAST_NAME                BASSO
ADDRESS                  14965 ALASKA ROAD
CITY                     WOODBRIDGE
STATE                    VA
ZIP                      221910000
 MORT                     $        93,200.00
 BAL                      $        93,123.83
 RATE                     10.3900
 PAI                      $   844.89
 CLTV                     80.000
MATURITY                 110618
FEE                      0.5000

LOAN                     21450630
LAST_NAME                MUFFLEY
ADDRESS                  801 CANOE COURT
CITY                     BRANDON
STATE                    FL
ZIP                      335110000
 MORT                     $        63,200.00
 BAL                      $        63,031.46
 RATE                       8.9000
 PAI                      $   637.27
 CLTV                     79.000
MATURITY                 110723
FEE                      0.5000

LOAN                     21450804
LAST_NAME                THRUTCHLEY
ADDRESS                  2744 GLENDALE AVENUE
CITY                     INDEPENDENC
STATE                    MO
ZIP                      640520000
 MORT                     $        64,000.00
 BAL                      $        64,000.00
 RATE                       9.2500
 PAI                      $   526.52
 CLTV                     80.000
MATURITY                 110805
FEE                      0.5000

LOAN                     21450812
LAST_NAME                TILLMAN
ADDRESS                  5391 CLIPPER DRIVE
CITY                     HOPE MILLS
STATE                    NC
ZIP                      283480000
 MORT                     $        44,000.00
 BAL                      $        44,000.00
 RATE                       9.5000
 PAI                      $   369.98
 CLTV                     80.000
MATURITY                 110731
FEE                      0.5000

LOAN                     21450820
LAST_NAME                SMITH
ADDRESS                  24696 SCARLET OAK DRIVE
CITY                     BEDFORD HEI
STATE                    OH
ZIP                      441460000
 MORT                     $        40,000.00
 BAL                      $        39,461.67
 RATE                       9.3500
 PAI                      $   837.15
 CLTV                     40.000
MATURITY                 10701
FEE                      0.5000

LOAN                     21450903
LAST_NAME                GILLIAM
ADDRESS                  47 DONNA DRIVE
CITY                     OLDSMAN TOW
STATE                    NJ
ZIP                      080670000
 MORT                     $        67,000.00
 BAL                      $        66,917.87
 RATE                     10.5500
 PAI                      $   671.17
 CLTV                     68.367
MATURITY                 160729
FEE                      0.5000

LOAN                     21450911
LAST_NAME                OLIVER
ADDRESS                  378 E 6270 SOUTH
CITY                     SALT LAKE C
STATE                    UT
ZIP                      841070000
 MORT                     $        92,000.00
 BAL                      $        92,000.00
 RATE                     10.1500
 PAI                      $   817.59
 CLTV                     80.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21450945
LAST_NAME                DENNIS
ADDRESS                   BOX 802
CITY                     LINCOLN
STATE                    DE
ZIP                      199600000
 MORT                     $        47,800.00
 BAL                      $        47,731.55
 RATE                       9.3500
 PAI                      $   440.89
 CLTV                     62.894
MATURITY                 160806
FEE                      0.5000

LOAN                     21450978
LAST_NAME                MATHESON
ADDRESS                  777 BOX 777
CITY                     TAYLORSVILL
STATE                    NC
ZIP                      286810000
 MORT                     $        77,200.00
 BAL                      $        77,200.00
 RATE                     10.1500
 PAI                      $   836.70
 CLTV                     77.122
MATURITY                 110802
FEE                      0.5000

LOAN                     21451034
LAST_NAME                HICKERSON
ADDRESS                  146 BISMARK DRIVE
CITY                     GASTON
STATE                    SC
ZIP                      290530000
 MORT                     $        37,600.00
 BAL                      $        37,600.00
 RATE                       9.5000
 PAI                      $   392.63
 CLTV                     80.000
MATURITY                 110805
FEE                      0.5000

LOAN                     21451067
LAST_NAME                COLLINS
ADDRESS                  2725 W FAIRMOUNT AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212230000
 MORT                     $        20,000.00
 BAL                      $        19,937.68
 RATE                     14.6500
 PAI                      $   275.14
 CLTV                     36.101
MATURITY                 110624
FEE                      0.5000

LOAN                     21451265
LAST_NAME                VIGIL
ADDRESS                  1007 VELARDE RD
CITY                     SANTA FE
STATE                    NM
ZIP                      875050000
 MORT                     $        25,000.00
 BAL                      $        24,941.86
 RATE                     10.4000
 PAI                      $   274.81
 CLTV                     67.489
MATURITY                 110802
FEE                      0.5000

LOAN                     21451380
LAST_NAME                CROUCH
ADDRESS                  307 BOX 307
CITY                     TAYLORSVILL
STATE                    NC
ZIP                      286810000
 MORT                     $        59,400.00
 BAL                      $        59,400.00
 RATE                       9.8000
 PAI                      $   631.07
 CLTV                     75.862
MATURITY                 110731
FEE                      0.5000

LOAN                     21451430
LAST_NAME                PETERSON
ADDRESS                  2619 JACOB TOME MEMORIAL
CITY                     COLORA
STATE                    MD
ZIP                      219170000
 MORT                     $        63,000.00
 BAL                      $        62,969.98
 RATE                       9.6500
 PAI                      $   536.65
 CLTV                     78.651
MATURITY                 110724
FEE                      0.5000

LOAN                     21451455
LAST_NAME                WILLNER
ADDRESS                  21 TOMAHAWK TRAIL
CITY                     WAKEFIELD
STATE                    RI
ZIP                      028790000
 MORT                     $      158,900.00
 BAL                      $      158,827.41
 RATE                       9.8500
 PAI                      $1,376.89
 CLTV                     70.000
MATURITY                 110719
FEE                      0.5000

LOAN                     21451463
LAST_NAME                DOHERTY
ADDRESS                  7716 LEMOYNE LANE
CITY                     SPRINGFIELD
STATE                    VA
ZIP                      221530000
 MORT                     $        55,000.00
 BAL                      $        54,792.77
 RATE                     12.6900
 PAI                      $   684.71
 CLTV                     72.548
MATURITY                 110605
FEE                      0.5000

LOAN                     21451562
LAST_NAME                FRANKLIN
ADDRESS                  604 MELVILLE AVE.
CITY                     BALTIMORE
STATE                    MD
ZIP                      212180000
 MORT                     $        33,000.00
 BAL                      $        32,922.90
 RATE                     10.9500
 PAI                      $   339.51
 CLTV                     70.967
MATURITY                 160624
FEE                      0.5000

LOAN                     21451612
LAST_NAME                MCHENRY
ADDRESS                  6801 QUAIL KNOB COURT
CITY                     FREDERICK
STATE                    MD
ZIP                      217020000
 MORT                     $      100,000.00
 BAL                      $        99,889.19
 RATE                       8.9500
 PAI                      $   801.03
 CLTV                     66.666
MATURITY                 110617
FEE                      0.5000

LOAN                     21451828
LAST_NAME                WILSON
ADDRESS                  1804 E OLIVER STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212130000
 MORT                     $        28,400.00
 BAL                      $        28,234.82
 RATE                     12.6500
 PAI                      $   306.42
 CLTV                     69.268
MATURITY                 110622
FEE                      0.5000

LOAN                     21451877
LAST_NAME                MCCOVE
ADDRESS                  247 STARDUST DRIVE
CITY                     DOVER
STATE                    DE
ZIP                      199010000
 MORT                     $        52,500.00
 BAL                      $        52,500.00
 RATE                     10.2500
 PAI                      $   515.37
 CLTV                     70.000
MATURITY                 160816
FEE                      0.5000

LOAN                     21451893
LAST_NAME                RANDOLPH
ADDRESS                  1522 OAKRIDGE ROAD
CITY                     BALTIMORE
STATE                    MD
ZIP                      212180000
 MORT                     $        57,200.00
 BAL                      $        57,105.23
 RATE                     13.5000
 PAI                      $   690.62
 CLTV                     80.000
MATURITY                 160627
FEE                      0.5000

LOAN                     21451943
LAST_NAME                RUSSO
ADDRESS                  415 DAVIS AVENUE
CITY                     STATEN ISLA
STATE                    NY
ZIP                      103100000
 MORT                     $        65,300.00
 BAL                      $        65,136.57
 RATE                       9.6000
 PAI                      $   685.83
 CLTV                     40.812
MATURITY                 110730
FEE                      0.5000

LOAN                     21451976
LAST_NAME                STOCK
ADDRESS                  2951 CRYSTAL PALACE LANE
CITY                     PASADENA
STATE                    MD
ZIP                      211220000
 MORT                     $      124,000.00
 BAL                      $      123,873.61
 RATE                       9.3500
 PAI                      $1,029.12
 CLTV                     80.000
MATURITY                 110619
FEE                      0.5000

LOAN                     21452081
LAST_NAME                LABORD
ADDRESS                  1880 TABORWOOD CIRCLE
CITY                     CHARLESTON
STATE                    SC
ZIP                      294070000
 MORT                     $        62,400.00
 BAL                      $        62,325.98
 RATE                     10.8000
 PAI                      $   635.62
 CLTV                     78.000
MATURITY                 160731
FEE                      0.5000

LOAN                     21452214
LAST_NAME                MARSHALL
ADDRESS                  7745 MUNCY ROAD
CITY                     LANDOVER
STATE                    MD
ZIP                      207850000
 MORT                     $        53,000.00
 BAL                      $        52,958.16
 RATE                     10.5500
 PAI                      $   486.80
 CLTV                     76.811
MATURITY                 110618
FEE                      0.5000

LOAN                     21452222
LAST_NAME                RYAN
ADDRESS                  143 ALGONQUIN STREET
CITY                     PARK FOREST
STATE                    IL
ZIP                      604770000
 MORT                     $        30,000.00
 BAL                      $        30,000.00
 RATE                     10.6500
 PAI                      $   334.42
 CLTV                     75.241
MATURITY                 110820
FEE                      0.5000

LOAN                     21452263
LAST_NAME                MENGE
ADDRESS                  2132 W 12TH ST
CITY                     PUEBLO
STATE                    CO
ZIP                      810030000
 MORT                     $        36,400.00
 BAL                      $        36,400.00
 RATE                     10.3000
 PAI                      $   358.54
 CLTV                     71.372
MATURITY                 160731
FEE                      0.5000

LOAN                     21452479
LAST_NAME                RANDALL
ADDRESS                  1123 ELLICOTT DRIVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212160000
 MORT                     $        31,000.00
 BAL                      $        30,956.23
 RATE                     14.6500
 PAI                      $   400.22
 CLTV                     60.784
MATURITY                 160625
FEE                      0.5000

LOAN                     21452578
LAST_NAME                CASH
ADDRESS                  84 FRANK CASH ROAD
CITY                     ROXBORO
STATE                    NC
ZIP                      275830000
 MORT                     $        41,250.00
 BAL                      $        41,234.12
 RATE                     10.6500
 PAI                      $   381.97
 CLTV                     68.750
MATURITY                 110731
FEE                      0.5000

LOAN                     21452693
LAST_NAME                BARBIERI
ADDRESS                  89 MASKELLS MILL ROAD
CITY                     SALEM
STATE                    NJ
ZIP                      080790000
 MORT                     $        57,600.00
 BAL                      $        57,600.00
 RATE                       9.5000
 PAI                      $   536.91
 CLTV                     71.111
MATURITY                 160802
FEE                      0.5000

LOAN                     21452727
LAST_NAME                THOMAS
ADDRESS                  24 BELL AVNENUE
CITY                     SADDLE BROO
STATE                    NJ
ZIP                      076620000
 MORT                     $        15,000.00
 BAL                      $        14,965.86
 RATE                     11.1500
 PAI                      $   156.37
 CLTV                     44.969
MATURITY                 160703
FEE                      0.5000

LOAN                     21452834
LAST_NAME                JAMES
ADDRESS                  127 MC BRIDE STREET
CITY                     SOCIETY HIL
STATE                    SC
ZIP                      295930000
 MORT                     $        32,800.00
 BAL                      $        32,800.00
 RATE                       9.8000
 PAI                      $   348.47
 CLTV                     80.000
MATURITY                 110802
FEE                      0.5000

LOAN                     21453204
LAST_NAME                BOYD
ADDRESS                  10572 N BATTLEFORD DRIVE
CITY                     CASA GRANDE
STATE                    AZ
ZIP                      852220000
 MORT                     $        33,000.00
 BAL                      $        33,000.00
 RATE                       9.7500
 PAI                      $   349.59
 CLTV                     72.527
MATURITY                 110805
FEE                      0.5000

LOAN                     21453220
LAST_NAME                STIPES
ADDRESS                  1673 DORCHESTER DRIVE
CITY                     BRUNSWICK
STATE                    OH
ZIP                      442120000
 MORT                     $      100,000.00
 BAL                      $      100,000.00
 RATE                     10.9500
 PAI                      $   948.55
 CLTV                     79.365
MATURITY                 260731
FEE                      0.5000

LOAN                     21453501
LAST_NAME                HOLLAND
ADDRESS                   ROUTE 7
CITY                     TAYLORSVILL
STATE                    NC
ZIP                      286810000
 MORT                     $        62,640.00
 BAL                      $        62,553.13
 RATE                       9.6000
 PAI                      $   587.99
 CLTV                     80.000
MATURITY                 160724
FEE                      0.5000

LOAN                     21453519
LAST_NAME                FRISBEE
ADDRESS                  4710 SULPHER SPRINGS ROAD
CITY                     HICKORY
STATE                    NC
ZIP                      286010000
 MORT                     $        47,120.00
 BAL                      $        47,120.00
 RATE                     10.2000
 PAI                      $   420.50
 CLTV                     80.000
MATURITY                 260729
FEE                      0.5000

LOAN                     21453725
LAST_NAME                STANTON
ADDRESS                  62 FRANKLIN STREET
CITY                     PATCHOGUE
STATE                    NY
ZIP                      117720000
 MORT                     $        95,000.00
 BAL                      $        94,868.26
 RATE                       9.6000
 PAI                      $   891.74
 CLTV                     79.166
MATURITY                 160723
FEE                      0.5000

LOAN                     21453923
LAST_NAME                O'BRYAN
ADDRESS                  2950 SARDINE CREEK ROAD
CITY                     GOLD HILL
STATE                    OR
ZIP                      975250000
 MORT                     $      108,750.00
 BAL                      $      108,695.08
 RATE                       9.3750
 PAI                      $   904.53
 CLTV                     75.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21453972
LAST_NAME                DE CHIARA
ADDRESS                  32 CURTIS STREET
CITY                     DOVER
STATE                    NJ
ZIP                      078010000
 MORT                     $        94,000.00
 BAL                      $        93,184.72
 RATE                       9.7500
 PAI                      $   891.61
 CLTV                     73.437
MATURITY                 160629
FEE                      0.5000

LOAN                     21453980
LAST_NAME                CONICELLI
ADDRESS                  205 W BEIDLER ROAD
CITY                     KING OF PRU
STATE                    PA
ZIP                      194060000
 MORT                     $        91,000.00
 BAL                      $        91,000.00
 RATE                     10.6500
 PAI                      $   842.64
 CLTV                     59.868
MATURITY                 110801
FEE                      0.5000

LOAN                     21454186
LAST_NAME                ALLEN, JR
ADDRESS                  804 RIESSEN ROAD
CITY                     GRANTS PASS
STATE                    OR
ZIP                      975260000
 MORT                     $        67,500.00
 BAL                      $        67,436.76
 RATE                       9.7500
 PAI                      $   579.93
 CLTV                     69.587
MATURITY                 110701
FEE                      0.5000

LOAN                     21454293
LAST_NAME                ARMSTRONG
ADDRESS                  1759 LINCOLN AVENUE
CITY                     CLOVIS
STATE                    CA
ZIP                      936110000
 MORT                     $        94,500.00
 BAL                      $        94,455.91
 RATE                       9.7500
 PAI                      $   811.91
 CLTV                     70.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21454335
LAST_NAME                TALKINGTON
ADDRESS                   RR2
CITY                     GIRARD
STATE                    IL
ZIP                      626400000
 MORT                     $        64,000.00
 BAL                      $        64,000.00
 RATE                     10.6500
 PAI                      $   713.42
 CLTV                     80.000
MATURITY                 110816
FEE                      0.5000

LOAN                     21454400
LAST_NAME                CUCCI
ADDRESS                  1136 63RD STREET
CITY                     BROOKLYN
STATE                    NY
ZIP                      112190000
 MORT                     $      115,000.00
 BAL                      $      114,959.87
 RATE                     11.1000
 PAI                      $1,103.88
 CLTV                     58.974
MATURITY                 260618
FEE                      0.5000

LOAN                     21454426
LAST_NAME                FERGUSON
ADDRESS                  3607 CHANSLOR ST.
CITY                     RICHMOND
STATE                    CA
ZIP                      948050000
 MORT                     $        96,000.00
 BAL                      $        95,913.62
 RATE                       9.1250
 PAI                      $   781.09
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21454467
LAST_NAME                MCFARLAND
ADDRESS                  12360 AVONDALE LOOP ROAD
CITY                     HAYDEN
STATE                    ID
ZIP                      838350000
 MORT                     $        26,700.00
 BAL                      $        26,689.68
 RATE                     10.6250
 PAI                      $   246.74
 CLTV                     79.257
MATURITY                 110701
FEE                      0.5000

LOAN                     21454525
LAST_NAME                HINSON
ADDRESS                  6250 WEST EBBTIDE DRIVE
CITY                     COEUR D' AL
STATE                    ID
ZIP                      838140000
 MORT                     $      264,000.00
 BAL                      $      263,886.29
 RATE                     10.1250
 PAI                      $2,341.22
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21454632
LAST_NAME                SLANINA
ADDRESS                  2009 EAST IDAHOME STREET
CITY                     WEST COVINA
STATE                    CA
ZIP                      917910000
 MORT                     $        25,000.00
 BAL                      $        24,836.79
 RATE                     10.5000
 PAI                      $   228.69
 CLTV                     58.670
MATURITY                 110701
FEE                      0.5000

LOAN                     21454665
LAST_NAME                BONIN
ADDRESS                  435 NINTH STREET
CITY                     FAIRVIEW
STATE                    NJ
ZIP                      070220000
 MORT                     $      142,000.00
 BAL                      $      142,000.00
 RATE                     10.5000
 PAI                      $1,298.93
 CLTV                     80.225
MATURITY                 110604
FEE                      0.5000

LOAN                     21454673
LAST_NAME                SMOOT
ADDRESS                  9 WARFIELD ROAD
CITY                     GLEN BURNIE
STATE                    MD
ZIP                      210610000
 MORT                     $        67,600.00
 BAL                      $        67,435.71
 RATE                     10.6500
 PAI                      $   681.73
 CLTV                     78.604
MATURITY                 160701
FEE                      0.5000

LOAN                     21454707
LAST_NAME                POTITO
ADDRESS                  78 DRAKE ROAD
CITY                     BURLINGTON
STATE                    MA
ZIP                      018030000
 MORT                     $      200,000.00
 BAL                      $      199,925.35
 RATE                     10.7900
 PAI                      $1,872.98
 CLTV                     80.000
MATURITY                 110703
FEE                      0.5000

LOAN                     21454889
LAST_NAME                PENLEY
ADDRESS                  103 NW 1ST STREET
CITY                     CATAWBA
STATE                    NC
ZIP                      286090000
 MORT                     $      104,880.00
 BAL                      $      104,880.00
 RATE                       9.8000
 PAI                      $   998.26
 CLTV                     80.000
MATURITY                 160802
FEE                      0.5000

LOAN                     21454905
LAST_NAME                BELLAMY
ADDRESS                  1904 EVERGREEN PLACE
CITY                     PORTSMOUTH
STATE                    VA
ZIP                      237040000
 MORT                     $        20,000.00
 BAL                      $        19,960.15
 RATE                     12.0500
 PAI                      $   240.68
 CLTV                     33.898
MATURITY                 110731
FEE                      0.5000

LOAN                     21454947
LAST_NAME                IKHILEVSKY
ADDRESS                  2123 GERRITSEN AVENUE
CITY                     BROOKLYN
STATE                    NY
ZIP                      112290000
 MORT                     $        43,750.00
 BAL                      $        43,170.23
 RATE                     12.9800
 PAI                      $   552.97
 CLTV                     69.949
MATURITY                 110722
FEE                      0.5000

LOAN                     21455258
LAST_NAME                DUNCAN
ADDRESS                  6211 S ABERDEEN
CITY                     CHICAGO
STATE                    IL
ZIP                      606210000
 MORT                     $        44,500.00
 BAL                      $        44,500.00
 RATE                       9.6500
 PAI                      $   379.06
 CLTV                     75.423
MATURITY                 110809
FEE                      0.5000

LOAN                     21455449
LAST_NAME                PORCHE
ADDRESS                  600 JULI COURT
CITY                     SCHAUMBURG
STATE                    IL
ZIP                      601930000
 MORT                     $      160,000.00
 BAL                      $      159,944.79
 RATE                     11.1500
 PAI                      $1,541.88
 CLTV                     55.944
MATURITY                 110617
FEE                      0.5000

LOAN                     21455530
LAST_NAME                JENKINS
ADDRESS                  111 WOODLAWN AVENUE
CITY                     JERSEY CITY
STATE                    NJ
ZIP                      073050000
 MORT                     $        60,000.00
 BAL                      $        59,977.65
 RATE                     10.8000
 PAI                      $   562.35
 CLTV                     54.545
MATURITY                 110702
FEE                      0.5000

LOAN                     21455647
LAST_NAME                MATT
ADDRESS                  56 EDGEMONT STREET
CITY                     SPRINGFIELD
STATE                    MA
ZIP                      011090000
 MORT                     $        44,000.00
 BAL                      $        43,898.62
 RATE                     10.5000
 PAI                      $   486.38
 CLTV                     70.967
MATURITY                 110702
FEE                      0.5000

LOAN                     21455811
LAST_NAME                FINKELSTEIN
ADDRESS                  1587 NW 114TH AVENUE
CITY                     FORT LAUDER
STATE                    FL
ZIP                      333230000
 MORT                     $      140,000.00
 BAL                      $      139,887.03
 RATE                     10.4500
 PAI                      $1,275.41
 CLTV                     80.000
MATURITY                 260620
FEE                      0.5000

LOAN                     21456090
LAST_NAME                TYLER
ADDRESS                  5248 VENTI
CITY                     INVERNESS
STATE                    FL
ZIP                      344520000
 MORT                     $        65,750.00
 BAL                      $        65,750.00
 RATE                       9.5000
 PAI                      $   552.87
 CLTV                     79.216
MATURITY                 110731
FEE                      0.5000

LOAN                     21456181
LAST_NAME                SMITH
ADDRESS                  79 NEWFIELD STREET
CITY                     EAST ORANGE
STATE                    NJ
ZIP                      070170000
 MORT                     $        95,000.00
 BAL                      $        94,750.47
 RATE                     10.9000
 PAI                      $   974.13
 CLTV                     76.000
MATURITY                 160625
FEE                      0.5000

LOAN                     21456199
LAST_NAME                MAGAZINE
ADDRESS                  60 PEBBLEBROOK DRIVE
CITY                     SUMTER
STATE                    SC
ZIP                      271530000
 MORT                     $        84,000.00
 BAL                      $        84,000.00
 RATE                       9.6000
 PAI                      $   712.46
 CLTV                     80.000
MATURITY                 110805
FEE                      0.5000

LOAN                     21456264
LAST_NAME                NOYES
ADDRESS                   P.O. BOX 27
CITY                     BOLIVAR
STATE                    NY
ZIP                      147740000
 MORT                     $        24,000.00
 BAL                      $        24,000.00
 RATE                     10.9500
 PAI                      $   272.04
 CLTV                     47.058
MATURITY                 110823
FEE                      0.5000

LOAN                     21456348
LAST_NAME                ORTIZ
ADDRESS                  797 E HAZELWOOD AVENUE
CITY                     RAHWAY
STATE                    NJ
ZIP                      070650000
 MORT                     $        55,000.00
 BAL                      $        54,877.32
 RATE                     11.3000
 PAI                      $   578.98
 CLTV                     47.008
MATURITY                 160619
FEE                      0.5000

LOAN                     21456447
LAST_NAME                HOUSE
ADDRESS                  434 MERRILL
CITY                     CALUMET CIT
STATE                    IL
ZIP                      604090000
 MORT                     $        72,800.00
 BAL                      $        72,800.00
 RATE                       9.6500
 PAI                      $   620.13
 CLTV                     80.000
MATURITY                 110814
FEE                      0.5000

LOAN                     21456538
LAST_NAME                RATHJEN
ADDRESS                  264 FOREST STREET
CITY                     KEARNY
STATE                    NJ
ZIP                      070320000
 MORT                     $        55,000.00
 BAL                      $        54,979.95
 RATE                     10.9000
 PAI                      $   519.63
 CLTV                     40.740
MATURITY                 110617
FEE                      0.5000

LOAN                     21456546
LAST_NAME                RAGAINS
ADDRESS                  4069 CHINA RIDGE RD.
CITY                     KIMBERLY
STATE                    ID
ZIP                      833410000
 MORT                     $        84,700.00
 BAL                      $        84,651.18
 RATE                     11.9900
 PAI                      $   870.59
 CLTV                     70.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21456637
LAST_NAME                MCQUIAG
ADDRESS                  RT3 BOX 685
CITY                     HAVANA
STATE                    FL
ZIP                      323330000
 MORT                     $        43,000.00
 BAL                      $        43,000.00
 RATE                       9.8000
 PAI                      $   456.84
 CLTV                     66.153
MATURITY                 110731
FEE                      0.5000

LOAN                     21456702
LAST_NAME                WASHINGTON
ADDRESS                  3412 W. FULTON
CITY                     CHICAGO
STATE                    IL
ZIP                      606240000
 MORT                     $        62,000.00
 BAL                      $        62,000.00
 RATE                       8.7500
 PAI                      $   487.76
 CLTV                     74.698
MATURITY                 110814
FEE                      0.5000

LOAN                     21456710
LAST_NAME                ISRAEL
ADDRESS                  67 MADISON AVE
CITY                     MOUNT OLIVE
STATE                    NJ
ZIP                      078280000
 MORT                     $      110,000.00
 BAL                      $      109,492.79
 RATE                     10.9900
 PAI                      $1,514.63
 CLTV                     68.372
MATURITY                 60701
FEE                      0.5000

LOAN                     21456884
LAST_NAME                CAMPBELL
ADDRESS                  2006 BENTLEY MANOR DRIVE
CITY                     FENTON
STATE                    MO
ZIP                      630260000
 MORT                     $        48,000.00
 BAL                      $        47,879.32
 RATE                       9.5500
 PAI                      $   502.68
 CLTV                     52.173
MATURITY                 110730
FEE                      0.5000

LOAN                     21456959
LAST_NAME                CENNAMO
ADDRESS                  583 ARDEN AVENUE
CITY                     STATEN ISLA
STATE                    NY
ZIP                      103120000
 MORT                     $        60,000.00
 BAL                      $        59,859.18
 RATE                     10.3000
 PAI                      $   655.82
 CLTV                     27.906
MATURITY                 110624
FEE                      0.5000

LOAN                     21456967
LAST_NAME                BINGHAM
ADDRESS                  38 EMMONS STREET
CITY                     MILFORD
STATE                    MA
ZIP                      017570000
 MORT                     $        94,400.00
 BAL                      $        94,400.00
 RATE                     10.3500
 PAI                      $   852.95
 CLTV                     80.000
MATURITY                 260731
FEE                      0.5000

LOAN                     21457080
LAST_NAME                MCCUE
ADDRESS                  33 LAKEVIEW AVENUE
CITY                     DANBURY
STATE                    CT
ZIP                      068110000
 MORT                     $      120,500.00
 BAL                      $      120,352.30
 RATE                     10.5500
 PAI                      $1,207.10
 CLTV                     63.421
MATURITY                 160703
FEE                      0.5000

LOAN                     21457221
LAST_NAME                CARUGNO
ADDRESS                  300 CHELTON AVENUE
CITY                     EGG HARBOR
STATE                    NJ
ZIP                      083300000
 MORT                     $        62,100.00
 BAL                      $        62,100.00
 RATE                     10.9900
 PAI                      $   590.93
 CLTV                     75.731
MATURITY                 260724
FEE                      0.5000

LOAN                     21457254
LAST_NAME                WIGGINS
ADDRESS                  56 CANTERBURY STREET
CITY                     HARTFORD
STATE                    CT
ZIP                      061120000
 MORT                     $        23,000.00
 BAL                      $        22,963.73
 RATE                       8.5900
 PAI                      $   200.92
 CLTV                     22.772
MATURITY                 160701
FEE                      0.5000

LOAN                     21457353
LAST_NAME                GILLESPIE
ADDRESS                  41783 MARBLE AVENUE
CITY                     STONEHAM
STATE                    CO
ZIP                      807540000
 MORT                     $        43,500.00
 BAL                      $        43,471.49
 RATE                     13.2500
 PAI                      $   489.72
 CLTV                     68.503
MATURITY                 110515
FEE                      0.5000

LOAN                     21457445
LAST_NAME                WINN
ADDRESS                  61 SOMERS STREET
CITY                     BROOKLYN
STATE                    NY
ZIP                      112330000
 MORT                     $        80,000.00
 BAL                      $        79,781.50
 RATE                       9.7500
 PAI                      $   758.82
 CLTV                     61.538
MATURITY                 160626
FEE                      0.5000

LOAN                     21457486
LAST_NAME                THORNHILL
ADDRESS                  30 SPENCER VALLEY
CITY                     ST.PETERS
STATE                    MO
ZIP                      633760000
 MORT                     $        81,600.00
 BAL                      $        81,576.60
 RATE                     11.9900
 PAI                      $   838.72
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21457528
LAST_NAME                FARRELL
ADDRESS                  3100 N 72 AVENUE
CITY                     ST PETERSBU
STATE                    FL
ZIP                      337030000
 MORT                     $        37,000.00
 BAL                      $        36,952.52
 RATE                     10.2000
 PAI                      $   361.98
 CLTV                     66.071
MATURITY                 160726
FEE                      0.5000

LOAN                     21457627
LAST_NAME                MCNICHOL
ADDRESS                  54576 COUNTY ROAD 6
CITY                     STRASBURG
STATE                    CO
ZIP                      801360000
 MORT                     $        58,000.00
 BAL                      $        57,959.70
 RATE                     12.9900
 PAI                      $   641.15
 CLTV                     30.208
MATURITY                 110515
FEE                      0.5000

LOAN                     21457650
LAST_NAME                MACKENZIE
ADDRESS                  4701 KIOWA DRIVE
CITY                     GREELEY
STATE                    CO
ZIP                      806340000
 MORT                     $      164,800.00
 BAL                      $      164,715.02
 RATE                     12.4900
 PAI                      $1,757.57
 CLTV                     80.000
MATURITY                 110615
FEE                      0.5000

LOAN                     21457742
LAST_NAME                WATERS
ADDRESS                  2670 KAYLOR LANE
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322180000
 MORT                     $        12,000.00
 BAL                      $        12,000.00
 RATE                       9.5000
 PAI                      $   155.28
 CLTV                     20.689
MATURITY                 60812
FEE                      0.5000

LOAN                     21457791
LAST_NAME                CHANDLER
ADDRESS                  4432 HERBERT
CITY                     WOODSON TER
STATE                    MO
ZIP                      631340000
 MORT                     $        39,900.00
 BAL                      $        39,874.49
 RATE                     12.2500
 PAI                      $   418.12
 CLTV                     70.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21457817
LAST_NAME                TAGLIAFERRO
ADDRESS                  96 FAIRMONT ROAD
CITY                     MAHOPAC
STATE                    NY
ZIP                      105410000
 MORT                     $      143,500.00
 BAL                      $      143,317.07
 RATE                     10.2500
 PAI                      $1,408.66
 CLTV                     70.000
MATURITY                 160708
FEE                      0.5000

LOAN                     21457825
LAST_NAME                ECKHOFF
ADDRESS                  1400 HIGHWAY N.
CITY                     FORISTELL
STATE                    MO
ZIP                      633480000
 MORT                     $        60,000.00
 BAL                      $        59,969.14
 RATE                     12.5000
 PAI                      $   640.36
 CLTV                     74.074
MATURITY                 110601
FEE                      0.5000

LOAN                     21457882
LAST_NAME                ADAMS
ADDRESS                  48-50 YEOMANS AVENUE
CITY                     MEDFORD
STATE                    MA
ZIP                      021550000
 MORT                     $        91,500.00
 BAL                      $        91,390.79
 RATE                       8.5900
 PAI                      $   709.41
 CLTV                     55.454
MATURITY                 110628
FEE                      0.5000

LOAN                     21457890
LAST_NAME                CHANDLER
ADDRESS                   HCR6, BOX 8B7
CITY                     REED SPRING
STATE                    MO
ZIP                      657370000
 MORT                     $        91,200.00
 BAL                      $        91,043.46
 RATE                     13.6000
 PAI                      $1,190.14
 CLTV                     80.000
MATURITY                 110701
FEE                      0.5000

LOAN                     21457965
LAST_NAME                PETERSON
ADDRESS                   457 EAST 1500 NORTH
CITY                     OREM
STATE                    UT
ZIP                      840570000
 MORT                     $      250,000.00
 BAL                      $      249,897.14
 RATE                     13.4900
 PAI                      $2,861.57
 CLTV                     47.318
MATURITY                 110605
FEE                      0.5000

LOAN                     21458013
LAST_NAME                NAVARO
ADDRESS                  163 FULTON ROAD
CITY                     MAMARONECK
STATE                    NY
ZIP                      105430000
 MORT                     $      180,000.00
 BAL                      $      179,762.65
 RATE                       9.9900
 PAI                      $1,735.85
 CLTV                     69.230
MATURITY                 160701
FEE                      0.5000

LOAN                     21458088
LAST_NAME                MONTENEGRO
ADDRESS                  682 CROWN STREET
CITY                     BROOKLYN
STATE                    NY
ZIP                      112130000
 MORT                     $        55,000.00
 BAL                      $        54,922.75
 RATE                       9.5000
 PAI                      $   512.68
 CLTV                     24.444
MATURITY                 160710
FEE                      0.5000

LOAN                     21458187
LAST_NAME                O'CONNOR
ADDRESS                  1410 SE BARKER LANE
CITY                     PORT ST. LU
STATE                    FL
ZIP                      349830000
 MORT                     $        12,000.00
 BAL                      $        12,000.00
 RATE                     10.7500
 PAI                      $   134.52
 CLTV                     78.592
MATURITY                 110806
FEE                      0.5000

LOAN                     21458203
LAST_NAME                ROBERTS
ADDRESS                  128 KNOLLWOOD DRIVE
CITY                     GLASTONBURY
STATE                    CT
ZIP                      060330000
 MORT                     $      231,600.00
 BAL                      $      231,600.00
 RATE                       9.5000
 PAI                      $1,947.42
 CLTV                     79.862
MATURITY                 110805
FEE                      0.5000

LOAN                     21458237
LAST_NAME                AYCOCK
ADDRESS                  131 ORANGE AVENUE
CITY                     EAST PALATK
STATE                    FL
ZIP                      321310000
 MORT                     $        18,000.00
 BAL                      $        18,000.00
 RATE                       9.6000
 PAI                      $   378.92
 CLTV                     43.902
MATURITY                 10819
FEE                      0.5000

LOAN                     21458369
LAST_NAME                OLIVER
ADDRESS                  85 ALDEN DRIVE
CITY                     WEST WARWIC
STATE                    RI
ZIP                      028930000
 MORT                     $        18,300.00
 BAL                      $        18,300.00
 RATE                     10.5000
 PAI                      $   202.29
 CLTV                     79.941
MATURITY                 110801
FEE                      0.5000

LOAN                     21458526
LAST_NAME                JONES
ADDRESS                  2407 ROUNDUP DRIVE
CITY                     HOBBS
STATE                    NM
ZIP                      882400000
 MORT                     $        36,800.00
 BAL                      $        36,800.00
 RATE                     10.7500
 PAI                      $   373.61
 CLTV                     80.000
MATURITY                 160805
FEE                      0.5000

LOAN                     21458880
LAST_NAME                MULLER
ADDRESS                  73 DEEPDALE DRIVE
CITY                     HUNTINGTON
STATE                    NY
ZIP                      117460000
 MORT                     $        85,000.00
 BAL                      $        84,807.76
 RATE                     10.7000
 PAI                      $   950.16
 CLTV                     55.555
MATURITY                 110716
FEE                      0.5000

LOAN                     21459110
LAST_NAME                MUNDELL
ADDRESS                  3645 FLORY AVENUE, SE
CITY                     WARREN
STATE                    OH
ZIP                      444840000
 MORT                     $        55,000.00
 BAL                      $        55,000.00
 RATE                     10.1000
 PAI                      $   486.74
 CLTV                     73.333
MATURITY                 260820
FEE                      0.5000

LOAN                     21459128
LAST_NAME                HAYES
ADDRESS                  1040 CYNTHIA COURT
CITY                     LOVELAND
STATE                    CO
ZIP                      805370000
 MORT                     $        78,000.00
 BAL                      $        78,000.00
 RATE                     10.2000
 PAI                      $   763.09
 CLTV                     75.728
MATURITY                 160806
FEE                      0.5000

LOAN                     21459193
LAST_NAME                GOODWIEN
ADDRESS                  4200 NW 10TH TERRACE
CITY                     FT LAUDERDA
STATE                    FL
ZIP                      333090000
 MORT                     $        45,000.00
 BAL                      $        44,894.87
 RATE                     10.3500
 PAI                      $   493.26
 CLTV                     59.210
MATURITY                 110731
FEE                      0.5000

LOAN                     21459326
LAST_NAME                BURDIAN
ADDRESS                  11 ORCHARD ROAD
CITY                     BRIARCLIFF
STATE                    NY
ZIP                      105100000
 MORT                     $      268,000.00
 BAL                      $      266,902.52
 RATE                       8.9900
 PAI                      $2,154.47
 CLTV                     80.000
MATURITY                 110515
FEE                      0.5000

LOAN                     21459474
LAST_NAME                GRIFFIN
ADDRESS                  12610 S. STATE ST.
CITY                     CHICAGO
STATE                    IL
ZIP                      606280000
 MORT                     $        65,750.00
 BAL                      $        65,750.00
 RATE                       9.9000
 PAI                      $   572.16
 CLTV                     77.352
MATURITY                 260802
FEE                      0.5000

LOAN                     21459938
LAST_NAME                ACOR
ADDRESS                  1016 MORGAN STREET
CITY                     NORMAL
STATE                    IL
ZIP                      617610000
 MORT                     $        63,200.00
 BAL                      $        63,169.56
 RATE                       9.6000
 PAI                      $   536.04
 CLTV                     80.000
MATURITY                 260726
FEE                      0.5000

LOAN                     21460126
LAST_NAME                ANDERSEN
ADDRESS                  1197 SOUTH 50 WEST
CITY                     KAYSVILLE
STATE                    UT
ZIP                      840370000
 MORT                     $        52,300.00
 BAL                      $        52,300.00
 RATE                     10.4000
 PAI                      $   518.65
 CLTV                     79.482
MATURITY                 160724
FEE                      0.5000

LOAN                     21460902
LAST_NAME                COLLIFLOWER
ADDRESS                  1525 EILER ROAD
CITY                     BELLEVILLE
STATE                    IL
ZIP                      622230000
 MORT                     $        58,000.00
 BAL                      $        58,000.00
 RATE                       9.7000
 PAI                      $   496.19
 CLTV                     80.000
MATURITY                 110819
FEE                      0.5000

LOAN                     21460928
LAST_NAME                BRYANT
ADDRESS                  1718 PERRY STREET
CITY                     TALLAHASSEE
STATE                    FL
ZIP                      323100000
 MORT                     $        52,000.00
 BAL                      $        52,000.00
 RATE                       9.6000
 PAI                      $   546.14
 CLTV                     80.000
MATURITY                 110819
FEE                      0.5000

LOAN                     21460985
LAST_NAME                GRAHAM
ADDRESS                  6949 4TH AVENUE NORTH
CITY                     ST PETERSBU
STATE                    FL
ZIP                      337100000
 MORT                     $        24,000.00
 BAL                      $        23,970.96
 RATE                     10.6500
 PAI                      $   242.04
 CLTV                     55.172
MATURITY                 160726
FEE                      0.5000

LOAN                     21461017
LAST_NAME                DOLBOW, SR
ADDRESS                  307 GEORGETOWN ROAD
CITY                     CARNEYS POI
STATE                    NJ
ZIP                      080690000
 MORT                     $        43,927.00
 BAL                      $        43,821.72
 RATE                     10.1000
 PAI                      $   474.74
 CLTV                     61.869
MATURITY                 110629
FEE                      0.5000

LOAN                     21461173
LAST_NAME                JENNINGS
ADDRESS                  807 CHESTNUT STREET
CITY                     LAURENS
STATE                    SC
ZIP                      293600000
 MORT                     $        48,000.00
 BAL                      $        48,000.00
 RATE                     10.6500
 PAI                      $   444.47
 CLTV                     80.000
MATURITY                 110819
FEE                      0.5000

LOAN                     21461280
LAST_NAME                SCOTT
ADDRESS                  5190 COUNTRYSIDE COURT
CITY                     ST. CLOUD
STATE                    FL
ZIP                      347710000
 MORT                     $        46,400.00
 BAL                      $        46,400.00
 RATE                     10.6500
 PAI                      $   467.94
 CLTV                     80.000
MATURITY                 160812
FEE                      0.5000

LOAN                     21461371
LAST_NAME                SLAYTON
ADDRESS                  342 NEWMAN STREET
CITY                     MANSFIELD
STATE                    OH
ZIP                      449020000
 MORT                     $        19,250.00
 BAL                      $        19,203.12
 RATE                       9.9000
 PAI                      $   205.69
 CLTV                     70.000
MATURITY                 110726
FEE                      0.5000

LOAN                     21461686
LAST_NAME                DIAZ
ADDRESS                  105 MAPLEWOOD
CITY                     MUNDELEIN
STATE                    IL
ZIP                      600600000
 MORT                     $        87,000.00
 BAL                      $        86,866.38
 RATE                       8.8000
 PAI                      $   771.61
 CLTV                     66.923
MATURITY                 160729
FEE                      0.5000

LOAN                     21461777
LAST_NAME                CARTER
ADDRESS                  564 HIGH STREET
CITY                     ERIE
STATE                    CO
ZIP                      805160000
 MORT                     $        29,400.00
 BAL                      $        29,400.00
 RATE                       9.5500
 PAI                      $   248.29
 CLTV                     70.000
MATURITY                 110807
FEE                      0.5000

LOAN                     21461827
LAST_NAME                HANSEN
ADDRESS                  115 MAPLE LANE
CITY                     PLEASANT GR
STATE                    UT
ZIP                      840620000
 MORT                     $        93,600.00
 BAL                      $        93,600.00
 RATE                     10.6500
 PAI                      $   866.72
 CLTV                     79.322
MATURITY                 260819
FEE                      0.5000

LOAN                     21462197
LAST_NAME                MARINKO
ADDRESS                  223 3RD STREET
CITY                     FAIR HAVEN
STATE                    NJ
ZIP                      077040000
 MORT                     $        76,000.00
 BAL                      $        75,673.18
 RATE                     10.6500
 PAI                      $   766.45
 CLTV                     79.795
MATURITY                 160702
FEE                      0.5000

LOAN                     21462296
LAST_NAME                PEREZ
ADDRESS                   258-260 HIGHLAND AVE
CITY                     PASSAIC
STATE                    NJ
ZIP                      070550000
 MORT                     $        60,000.00
 BAL                      $        59,955.60
 RATE                     10.8500
 PAI                      $   564.61
 CLTV                     77.419
MATURITY                 110703
FEE                      0.5000

LOAN                     21462379
LAST_NAME                BOWSER
ADDRESS                  1081 ANNIES LANE
CITY                     DUNCANSVILL
STATE                    PA
ZIP                      166350000
 MORT                     $        62,000.00
 BAL                      $        61,903.78
 RATE                       9.9000
 PAI                      $   539.52
 CLTV                     80.000
MATURITY                 110708
FEE                      0.5000

LOAN                     21462445
LAST_NAME                MIMS
ADDRESS                  1134 BERGEN STREET
CITY                     BROOKLYN
STATE                    NY
ZIP                      112160000
 MORT                     $      160,000.00
 BAL                      $      159,787.93
 RATE                       9.9500
 PAI                      $1,538.74
 CLTV                     80.000
MATURITY                 160703
FEE                      0.5000

LOAN                     21462460
LAST_NAME                BISKUP
ADDRESS                  24 CARTWAY LANE EAST
CITY                     BEDFORD
STATE                    NY
ZIP                      105060000
 MORT                     $      251,250.00
 BAL                      $      250,182.70
 RATE                       9.9900
 PAI                      $2,203.05
 CLTV                     75.000
MATURITY                 110628
FEE                      0.5000

LOAN                     21462494
LAST_NAME                MINOSH
ADDRESS                  29 NEEDLES DRIVE
CITY                     OCALA
STATE                    FL
ZIP                      344820000
 MORT                     $      116,000.00
 BAL                      $      116,000.00
 RATE                       9.0000
 PAI                      $   933.37
 CLTV                     80.000
MATURITY                 110731
FEE                      0.5000

LOAN                     21462528
LAST_NAME                BOYD
ADDRESS                  43 CORTLAND STREET
CITY                     NORTH BABYL
STATE                    NY
ZIP                      117040000
 MORT                     $      123,200.00
 BAL                      $      122,976.78
 RATE                       9.5000
 PAI                      $1,035.94
 CLTV                     80.000
MATURITY                 110628
FEE                      0.5000

LOAN                     21462551
LAST_NAME                HOPKINS
ADDRESS                  12447 OLD COLONY DRIVE
CITY                     UPPER MARLB
STATE                    MD
ZIP                      207720000
 MORT                     $      104,000.00
 BAL                      $      104,000.00
 RATE                       9.1500
 PAI                      $   945.78
 CLTV                     80.000
MATURITY                 160805
FEE                      0.5000

LOAN                     21462841
LAST_NAME                MC ALEE
ADDRESS                  5302 RUTH MORRIS ROAD
CITY                     WIMAUMA
STATE                    FL
ZIP                      335980000
 MORT                     $        29,000.00
 BAL                      $        29,000.00
 RATE                       9.0000
 PAI                      $   294.14
 CLTV                     58.000
MATURITY                 110813
FEE                      0.5000

LOAN                     21462858
LAST_NAME                DEFENDINI
ADDRESS                  904 87TH STREET
CITY                     N. BERGEN
STATE                    NJ
ZIP                      070470000
 MORT                     $      125,000.00
 BAL                      $      124,731.57
 RATE                     10.5000
 PAI                      $1,143.43
 CLTV                     71.022
MATURITY                 110629
FEE                      0.5000

LOAN                     21463021
LAST_NAME                TAYLOR
ADDRESS                  137-25 223RD STREET
CITY                     LAURELTON
STATE                    NY
ZIP                      114130000
 MORT                     $      110,000.00
 BAL                      $      109,523.99
 RATE                       9.9900
 PAI                      $1,060.80
 CLTV                     64.705
MATURITY                 160627
FEE                      0.5000

LOAN                     21463245
LAST_NAME                DIBBLE
ADDRESS                  3286 JOHN C CALHOUN DRIVE
CITY                     CORDOVA
STATE                    SC
ZIP                      290390000
 MORT                     $        29,943.00
 BAL                      $        29,943.00
 RATE                     10.8000
 PAI                      $   305.01
 CLTV                     71.292
MATURITY                 160820
FEE                      0.5000

LOAN                     21463252
LAST_NAME                FOX
ADDRESS                  120 BOX 120
CITY                     STONY POINT
STATE                    NC
ZIP                      286780000
 MORT                     $        66,760.00
 BAL                      $        66,760.00
 RATE                       9.3000
 PAI                      $   771.08
 CLTV                     71.862
MATURITY                 80823
FEE                      0.5000

LOAN                     21463401
LAST_NAME                HAMILTON
ADDRESS                  662 RUTHERFORD AVE.
CITY                     TRENTON
STATE                    NJ
ZIP                      086180000
 MORT                     $        70,400.00
 BAL                      $        70,238.81
 RATE                       9.9900
 PAI                      $   617.30
 CLTV                     80.000
MATURITY                 110628
FEE                      0.5000

LOAN                     21463435
LAST_NAME                FAULKNER
ADDRESS                  2249 W 36TH STREET
CITY                     ERIE
STATE                    PA
ZIP                      165060000
 MORT                     $        52,000.00
 BAL                      $        51,862.10
 RATE                       9.9000
 PAI                      $   452.50
 CLTV                     76.470
MATURITY                 110627
FEE                      0.5000

LOAN                     21463484
LAST_NAME                SYKES
ADDRESS                  1 FERN STREET
CITY                     VERNON
STATE                    CT
ZIP                      060660000
 MORT                     $        19,800.00
 BAL                      $        19,800.00
 RATE                     10.2500
 PAI                      $   215.82
 CLTV                     79.954
MATURITY                 110730
FEE                      0.5000

LOAN                     21463658
LAST_NAME                SHIELDS
ADDRESS                  35 ROBIN HOOD DRIVE
CITY                     SAYREVILLE
STATE                    NJ
ZIP                      088590000
 MORT                     $      145,000.00
 BAL                      $      143,551.42
 RATE                     10.5000
 PAI                      $1,602.83
 CLTV                     78.378
MATURITY                 110628
FEE                      0.5000

LOAN                     21463740
LAST_NAME                RAIG
ADDRESS                  12515 SW 31 TERRACE
CITY                     MIAMI
STATE                    FL
ZIP                      331750000
 MORT                     $      117,000.00
 BAL                      $      117,000.00
 RATE                       9.8000
 PAI                      $1,009.51
 CLTV                     77.483
MATURITY                 110801
FEE                      0.5000

LOAN                     21463922
LAST_NAME                NORIEGA
ADDRESS                  597 EAST MAPLE LANE
CITY                     CLEARFIELD
STATE                    UT
ZIP                      840150000
 MORT                     $        44,494.00
 BAL                      $        44,494.00
 RATE                     11.4000
 PAI                      $   516.95
 CLTV                     77.559
MATURITY                 110812
FEE                      0.5000

LOAN                     21464359
LAST_NAME                LINGO
ADDRESS                  3648 RANCHWOOD ROAD
CITY                     ORLANDO
STATE                    FL
ZIP                      328080000
 MORT                     $        55,600.00
 BAL                      $        55,600.00
 RATE                       9.6000
 PAI                      $   471.58
 CLTV                     79.428
MATURITY                 110731
FEE                      0.5000

LOAN                     21464383
LAST_NAME                LIVINGSTON
ADDRESS                  734 BOX 734-D
CITY                     WATERLOO
STATE                    SC
ZIP                      293840000
 MORT                     $        23,200.00
 BAL                      $        23,200.00
 RATE                       9.6000
 PAI                      $   243.67
 CLTV                     80.000
MATURITY                 110820
FEE                      0.5000

LOAN                     21464441
LAST_NAME                TROWER
ADDRESS                  932 DUNBAR HILL ROAD
CITY                     HAMDEN
STATE                    CT
ZIP                      065140000
 MORT                     $        96,000.00
 BAL                      $        96,000.00
 RATE                       9.3750
 PAI                      $   798.48
 CLTV                     80.000
MATURITY                 110717
FEE                      0.5000

LOAN                     21464508
LAST_NAME                MUNDY
ADDRESS                  150 CIDER MILL ROAD
CITY                     NORTH SMITH
STATE                    RI
ZIP                      028960000
 MORT                     $        97,600.00
 BAL                      $        97,600.00
 RATE                     10.5000
 PAI                      $   892.79
 CLTV                     78.080
MATURITY                 110802
FEE                      0.5000

LOAN                     21464573
LAST_NAME                KELSEY
ADDRESS                  31 JACKSON ROAD
CITY                     HADDAM
STATE                    CT
ZIP                      064410000
 MORT                     $        90,500.00
 BAL                      $        90,367.69
 RATE                     10.9900
 PAI                      $   933.52
 CLTV                     61.148
MATURITY                 160717
FEE                      0.5000

LOAN                     21464623
LAST_NAME                DIAMOND
ADDRESS                  2519 FOWLER AVENUE
CITY                     OGDEN
STATE                    UT
ZIP                      844010000
 MORT                     $        38,956.00
 BAL                      $        38,956.00
 RATE                     11.1500
 PAI                      $   446.45
 CLTV                     79.750
MATURITY                 110814
FEE                      0.5000

LOAN                     21464847
LAST_NAME                TURNER
ADDRESS                  2130 GEORGETOWN ROAD, NE
CITY                     CANTON
STATE                    OH
ZIP                      447040000
 MORT                     $        24,800.00
 BAL                      $        24,800.00
 RATE                     10.9900
 PAI                      $   255.82
 CLTV                     80.000
MATURITY                 160711
FEE                      0.5000

LOAN                     21464870
LAST_NAME                PARKER
ADDRESS                  2516 MCHENRY STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212230000
 MORT                     $        29,000.00
 BAL                      $        28,960.51
 RATE                     15.9400
 PAI                      $   424.72
 CLTV                     67.441
MATURITY                 110702
FEE                      0.5000

LOAN                     21464912
LAST_NAME                HETZER
ADDRESS                  395 S. RIDGE RD
CITY                     BAILEY
STATE                    CO
ZIP                      804210000
 MORT                     $      124,000.00
 BAL                      $      123,939.64
 RATE                       9.5500
 PAI                      $1,047.19
 CLTV                     78.481
MATURITY                 260801
FEE                      0.5000

LOAN                     21464961
LAST_NAME                REDMOND
ADDRESS                  7103 WILLOW HILL DRIVE
CITY                     CAPITOL HEI
STATE                    MD
ZIP                      207430000
 MORT                     $        54,400.00
 BAL                      $        54,383.55
 RATE                     11.9900
 PAI                      $   559.15
 CLTV                     75.329
MATURITY                 110708
FEE                      0.5000

LOAN                     21465026
LAST_NAME                HARRIS
ADDRESS                  6707 ELDRIDGE STREET
CITY                     LANDOVER HI
STATE                    MD
ZIP                      207840000
 MORT                     $        25,000.00
 BAL                      $        24,957.09
 RATE                     13.6000
 PAI                      $   326.25
 CLTV                     73.333
MATURITY                 110703
FEE                      0.5000

LOAN                     21465109
LAST_NAME                HEER
ADDRESS                  8462 BROKEN ARROW COURT
CITY                     ANNANDALE
STATE                    VA
ZIP                      220030000
 MORT                     $        50,500.00
 BAL                      $        50,458.82
 RATE                     10.4000
 PAI                      $   458.18
 CLTV                     69.992
MATURITY                 110624
FEE                      0.5000

LOAN                     21465307
LAST_NAME                PERRON
ADDRESS                  5920 NW 42 AVENUE
CITY                     FT LAUDERDA
STATE                    FL
ZIP                      333190000
 MORT                     $        65,000.00
 BAL                      $        65,000.00
 RATE                     10.0000
 PAI                      $   627.27
 CLTV                     84.967
MATURITY                 160731
FEE                      0.5000

LOAN                     21465323
LAST_NAME                VENKER
ADDRESS                  901 N LINWOOD AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212050000
 MORT                     $        11,000.00
 BAL                      $        10,979.31
 RATE                     12.6500
 PAI                      $   136.66
 CLTV                     22.448
MATURITY                 110705
FEE                      0.5000

LOAN                     21465398
LAST_NAME                WILLIAMS
ADDRESS                  3106 REISTERTOWN ROAD
CITY                     BALTIMORE
STATE                    MD
ZIP                      212150000
 MORT                     $        54,000.00
 BAL                      $        53,986.55
 RATE                     12.9900
 PAI                      $   596.93
 CLTV                     63.529
MATURITY                 110702
FEE                      0.5000

LOAN                     21465406
LAST_NAME                TAYLOR
ADDRESS                  4705 DARTFORD AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212290000
 MORT                     $        53,600.00
 BAL                      $        53,587.38
 RATE                     15.9000
 PAI                      $   716.47
 CLTV                     80.000
MATURITY                 110703
FEE                      0.5000

LOAN                     21465745
LAST_NAME                PAESCH
ADDRESS                  1303 PATAPSCO STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212300000
 MORT                     $        48,000.00
 BAL                      $        47,909.45
 RATE                     12.5500
 PAI                      $   547.05
 CLTV                     80.000
MATURITY                 160614
FEE                      0.5000

LOAN                     21465810
LAST_NAME                TIDWELL
ADDRESS                  660 TAYLOR AVENUE
CITY                     EVANSVILLE
STATE                    IN
ZIP                      477130000
 MORT                     $        22,610.00
 BAL                      $        21,883.09
 RATE                       9.5900
 PAI                      $   237.33
 CLTV                     70.000
MATURITY                 110829
FEE                      0.5000

LOAN                     21465828
LAST_NAME                LAAPERI
ADDRESS                  16 POND STREET
CITY                     ABINGTON
STATE                    MA
ZIP                      023510000
 MORT                     $        37,500.00
 BAL                      $        37,500.00
 RATE                     10.5000
 PAI                      $   374.40
 CLTV                     32.327
MATURITY                 160805
FEE                      0.5000

LOAN                     21465869
LAST_NAME                WATTY
ADDRESS                  3300 FAIRVIEW AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212160000
 MORT                     $        88,000.00
 BAL                      $        87,950.49
 RATE                     12.1000
 PAI                      $   911.96
 CLTV                     80.000
MATURITY                 110619
FEE                      0.5000

LOAN                     21465885
LAST_NAME                BYRNES
ADDRESS                  2778 W NORTH AVE.
CITY                     BALTIMORE
STATE                    MD
ZIP                      212160000
 MORT                     $        38,400.00
 BAL                      $        37,200.00
 RATE                     12.6500
 PAI                      $   477.05
 CLTV                     80.000
MATURITY                 110709
FEE                      0.5000

LOAN                     21465935
LAST_NAME                LEVENBERRY
ADDRESS                  1213 EMERSON ST, NW
CITY                     WASHINGTON
STATE                    DC
ZIP                      200110000
 MORT                     $        75,000.00
 BAL                      $        74,947.37
 RATE                     14.6500
 PAI                      $   968.26
 CLTV                     49.342
MATURITY                 160701
FEE                      0.5000

LOAN                     21466081
LAST_NAME                HARVEY
ADDRESS                  1208 CACTUS AVENUE
CITY                     COLUMBIA
STATE                    SC
ZIP                      292100000
 MORT                     $        32,250.00
 BAL                      $        32,250.00
 RATE                       9.6000
 PAI                      $   338.72
 CLTV                     75.000
MATURITY                 110812
FEE                      0.5000

LOAN                     21466099
LAST_NAME                WALL
ADDRESS                  716 7TH ST, NE
CITY                     WASHINGTON
STATE                    DC
ZIP                      200020000
 MORT                     $        33,500.00
 BAL                      $        33,491.90
 RATE                     12.7500
 PAI                      $   364.05
 CLTV                     25.572
MATURITY                 110702
FEE                      0.5000

LOAN                     21466297
LAST_NAME                CLYBURN
ADDRESS                  5918 3RD ST. N. W.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200110000
 MORT                     $        25,000.00
 BAL                      $        24,861.93
 RATE                     12.9900
 PAI                      $   316.15
 CLTV                     60.504
MATURITY                 110606
FEE                      0.5000

LOAN                     21466321
LAST_NAME                OSTANIK
ADDRESS                  1751 NE HIGHWAY 318
CITY                     CITRA
STATE                    FL
ZIP                      321130000
 MORT                     $        60,800.00
 BAL                      $        60,800.00
 RATE                       9.3000
 PAI                      $   627.58
 CLTV                     80.000
MATURITY                 110814
FEE                      0.5000

LOAN                     21466339
LAST_NAME                HUTLEY
ADDRESS                  8573 W ROAD
CITY                     SALISBURY
STATE                    MD
ZIP                      218010000
 MORT                     $        40,000.00
 BAL                      $        39,597.13
 RATE                     11.0000
 PAI                      $   412.88
 CLTV                     46.511
MATURITY                 160701
FEE                      0.5000

LOAN                     21466354
LAST_NAME                MANN
ADDRESS                  4508 S FORESTVILLE AVE
CITY                     CHICAGO
STATE                    IL
ZIP                      606530000
 MORT                     $      108,000.00
 BAL                      $      107,854.99
 RATE                       9.8500
 PAI                      $1,031.52
 CLTV                     80.000
MATURITY                 160713
FEE                      0.5000

LOAN                     21466388
LAST_NAME                PETERS
ADDRESS                  824 COX AVE.
CITY                     HYATTSVILLE
STATE                    MD
ZIP                      207830000
 MORT                     $      100,000.00
 BAL                      $        99,955.66
 RATE                       9.9900
 PAI                      $   876.84
 CLTV                     68.027
MATURITY                 260705
FEE                      0.5000

LOAN                     21466404
LAST_NAME                QUINONES
ADDRESS                  3808 PARK HEIGHTS AVE.
CITY                     BALTIMORE
STATE                    MD
ZIP                      212150000
 MORT                     $        42,000.00
 BAL                      $        41,980.48
 RATE                     12.9500
 PAI                      $   462.97
 CLTV                     80.000
MATURITY                 110616
FEE                      0.5000

LOAN                     21466578
LAST_NAME                BUSH
ADDRESS                  5603 ADDISON RD.
CITY                     CAPITAL HEI
STATE                    MD
ZIP                      207430000
 MORT                     $        79,050.00
 BAL                      $        79,019.84
 RATE                     10.6900
 PAI                      $   734.36
 CLTV                     85.000
MATURITY                 110703
FEE                      0.5000

LOAN                     21466594
LAST_NAME                JACKSON
ADDRESS                  2655 EDMONDSON AVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212230000
 MORT                     $        45,600.00
 BAL                      $        45,579.73
 RATE                     13.1500
 PAI                      $   509.78
 CLTV                     80.000
MATURITY                 110703
FEE                      0.5000

LOAN                     21466602
LAST_NAME                VEINOTE
ADDRESS                   RR2 PO BOX 157
CITY                     CARMEL
STATE                    ME
ZIP                      044190000
 MORT                     $        40,000.00
 BAL                      $        39,759.30
 RATE                     10.7500
 PAI                      $   406.10
 CLTV                     68.965
MATURITY                 160701
FEE                      0.5000

LOAN                     21466693
LAST_NAME                DIETRICH
ADDRESS                  616 N MONROE AVENUE
CITY                     ARCADIA
STATE                    FL
ZIP                      342660000
 MORT                     $        13,300.00
 BAL                      $        13,300.00
 RATE                     10.5500
 PAI                      $   179.84
 CLTV                     79.949
MATURITY                 60814
FEE                      0.5000

LOAN                     21466792
LAST_NAME                MANSFIELD
ADDRESS                  120 DAVIS STREET
CITY                     QUINCY
STATE                    MA
ZIP                      021700000
 MORT                     $        92,000.00
 BAL                      $        91,978.49
 RATE                     12.7000
 PAI                      $   996.18
 CLTV                     64.335
MATURITY                 110624
FEE                      0.5000

LOAN                     21466867
LAST_NAME                JOYNER
ADDRESS                  2902 GREAT OAK DRIVE
CITY                     DISTRICT HE
STATE                    MD
ZIP                      207470000
 MORT                     $        65,000.00
 BAL                      $        64,684.75
 RATE                       9.9900
 PAI                      $   698.10
 CLTV                     44.520
MATURITY                 110703
FEE                      0.5000

LOAN                     21466941
LAST_NAME                DAILEY
ADDRESS                  4027 RALEIGH RD.
CITY                     BALTIMORE
STATE                    MD
ZIP                      212080000
 MORT                     $      108,800.00
 BAL                      $      108,755.81
 RATE                     10.4000
 PAI                      $   987.12
 CLTV                     80.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21466958
LAST_NAME                PINE
ADDRESS                  1076 EDWIN AVENUE
CITY                     THOROFARE
STATE                    NJ
ZIP                      080860000
 MORT                     $        61,600.00
 BAL                      $        61,600.00
 RATE                       9.5500
 PAI                      $   576.21
 CLTV                     80.000
MATURITY                 160802
FEE                      0.5000

LOAN                     21467063
LAST_NAME                WESTENBERGER
ADDRESS                  1040 DELAWARE AVENUE
CITY                     ISLAND PARK
STATE                    NY
ZIP                      115580000
 MORT                     $      123,200.00
 BAL                      $      123,048.00
 RATE                     10.5000
 PAI                      $1,230.01
 CLTV                     80.000
MATURITY                 160722
FEE                      0.5000

LOAN                     21467089
LAST_NAME                JONES
ADDRESS                  7828 16TH ST NW
CITY                     WASHINGTON
STATE                    DC
ZIP                      200120000
 MORT                     $      275,000.00
 BAL                      $      274,841.30
 RATE                     10.6500
 PAI                      $2,546.43
 CLTV                     79.022
MATURITY                 110717
FEE                      0.5000

LOAN                     21467196
LAST_NAME                FOMENGIA
ADDRESS                  1709 TILTON DRIVE
CITY                     SILVER SPRI
STATE                    MD
ZIP                      209020000
 MORT                     $      176,500.00
 BAL                      $      176,421.75
 RATE                       9.9900
 PAI                      $1,547.61
 CLTV                     71.169
MATURITY                 260705
FEE                      0.5000

LOAN                     21467204
LAST_NAME                WILKINSON
ADDRESS                  708 GEORGE STREET
CITY                     HAGERSTOWN
STATE                    MD
ZIP                      217400000
 MORT                     $        66,400.00
 BAL                      $        66,315.57
 RATE                     10.2400
 PAI                      $   594.52
 CLTV                     80.000
MATURITY                 260508
FEE                      0.5000

LOAN                     21467295
LAST_NAME                AUSTIN
ADDRESS                  6903 KENT TOWN DRIVE
CITY                     LANDOVER
STATE                    MD
ZIP                      207850000
 MORT                     $        57,000.00
 BAL                      $        56,974.73
 RATE                       9.9900
 PAI                      $   499.80
 CLTV                     69.090
MATURITY                 110705
FEE                      0.5000

LOAN                     21467352
LAST_NAME                DURHAM
ADDRESS                  7886 E DERBY OAKS DRIVE
CITY                     FLORAL CITY
STATE                    FL
ZIP                      344360000
 MORT                     $        26,600.00
 BAL                      $        26,600.00
 RATE                     11.4000
 PAI                      $   309.05
 CLTV                     73.888
MATURITY                 110819
FEE                      0.5000

LOAN                     21467402
LAST_NAME                TAYLOR
ADDRESS                  3504 WHITE CHAPEL ROAD
CITY                     BALTIMORE
STATE                    MD
ZIP                      212150000
 MORT                     $        35,000.00
 BAL                      $        34,983.67
 RATE                       9.7500
 PAI                      $   300.71
 CLTV                     44.871
MATURITY                 110718
FEE                      0.5000

LOAN                     21467675
LAST_NAME                HARRIS
ADDRESS                  7136 16TH STREET
CITY                     ZEPHYRHILLS
STATE                    FL
ZIP                      335400000
 MORT                     $        84,000.00
 BAL                      $        84,000.00
 RATE                       9.8000
 PAI                      $   724.78
 CLTV                     80.000
MATURITY                 110819
FEE                      0.5000

LOAN                     21467808
LAST_NAME                JOBERT
ADDRESS                  16 CHURCH STREET
CITY                     EASTON
STATE                    MA
ZIP                      023750000
 MORT                     $        95,600.00
 BAL                      $        95,600.00
 RATE                       9.4500
 PAI                      $   888.00
 CLTV                     75.275
MATURITY                 160821
FEE                      0.5000

LOAN                     21467840
LAST_NAME                COLLIER
ADDRESS                  11639 BOWEN ROAD
CITY                     MANTUA
STATE                    OH
ZIP                      442550000
 MORT                     $        76,800.00
 BAL                      $        76,800.00
 RATE                       8.8500
 PAI                      $   609.68
 CLTV                     80.000
MATURITY                 110820
FEE                      0.5000

LOAN                     21467881
LAST_NAME                GASSERT
ADDRESS                   BOX 38 GREBLE ROAD
CITY                     BETHEL
STATE                    PA
ZIP                      170670000
 MORT                     $        22,000.00
 BAL                      $        21,979.91
 RATE                       9.9500
 PAI                      $   192.26
 CLTV                     53.713
MATURITY                 110619
FEE                      0.5000

LOAN                     21467980
LAST_NAME                CLAIBORNE
ADDRESS                  212 RITTENHOUSE STREET NW
CITY                     WASHINGTON
STATE                    DC
ZIP                      200110000
 MORT                     $        58,000.00
 BAL                      $        57,932.52
 RATE                       9.9900
 PAI                      $   559.33
 CLTV                     36.250
MATURITY                 160603
FEE                      0.5000

LOAN                     21468061
LAST_NAME                HEINEN
ADDRESS                  71 POLLARD ROAD
CITY                     PLAISTOW
STATE                    NH
ZIP                      038650000
 MORT                     $        29,850.00
 BAL                      $        29,697.51
 RATE                       9.9500
 PAI                      $   393.65
 CLTV                     79.975
MATURITY                 60708
FEE                      0.5000

LOAN                     21468137
LAST_NAME                INGRAM
ADDRESS                  2224 12TH ST. NW
CITY                     WASHINGTON
STATE                    DC
ZIP                      200090000
 MORT                     $        64,000.00
 BAL                      $        63,977.12
 RATE                     10.9900
 PAI                      $   609.01
 CLTV                     77.575
MATURITY                 110705
FEE                      0.5000

LOAN                     21468251
LAST_NAME                LORD
ADDRESS                  3 RANGEWAY ROAD
CITY                     BILLERICA
STATE                    MA
ZIP                      018620000
 MORT                     $        97,000.00
 BAL                      $        96,903.20
 RATE                       9.4500
 PAI                      $   812.10
 CLTV                     65.762
MATURITY                 110629
FEE                      0.5000

LOAN                     21468285
LAST_NAME                MAY
ADDRESS                  24 GROVE STREET
CITY                     MILLBURY
STATE                    MA
ZIP                      015270000
 MORT                     $        66,100.00
 BAL                      $        65,935.32
 RATE                       9.6500
 PAI                      $   696.23
 CLTV                     59.549
MATURITY                 110712
FEE                      0.5000

LOAN                     21468368
LAST_NAME                YOUNG
ADDRESS                  3004 MANHATTAN AVENUE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212150000
 MORT                     $      134,000.00
 BAL                      $      133,804.82
 RATE                       9.6000
 PAI                      $1,136.54
 CLTV                     79.289
MATURITY                 260512
FEE                      0.5000

LOAN                     21468913
LAST_NAME                MUNFORD
ADDRESS                  303 JORDAN DRIVE
CITY                     SMITHFIELD
STATE                    VA
ZIP                      234300000
 MORT                     $        74,800.00
 BAL                      $        74,622.82
 RATE                     10.2000
 PAI                      $   812.99
 CLTV                     80.000
MATURITY                 110712
FEE                      0.5000

LOAN                     21468988
LAST_NAME                PLEISS
ADDRESS                  55 W 2ND STREET
CITY                     WIND GAP
STATE                    PA
ZIP                      180910000
 MORT                     $      102,400.00
 BAL                      $      102,300.97
 RATE                       9.6000
 PAI                      $   868.52
 CLTV                     80.000
MATURITY                 110625
FEE                      0.5000

LOAN                     21469226
LAST_NAME                STIEGLER
ADDRESS                  1527 BELL BOULEVARD
CITY                     BAYSIDE
STATE                    NY
ZIP                      113600000
 MORT                     $        98,000.00
 BAL                      $        97,940.63
 RATE                       8.5000
 PAI                      $   753.54
 CLTV                     23.902
MATURITY                 110709
FEE                      0.5000

LOAN                     21469630
LAST_NAME                BETHEA
ADDRESS                  4209 3RD STREET NW
CITY                     WASHINGTON
STATE                    DC
ZIP                      200110000
 MORT                     $        35,000.00
 BAL                      $        34,986.09
 RATE                     10.5000
 PAI                      $   320.16
 CLTV                     33.018
MATURITY                 110719
FEE                      0.5000

LOAN                     21469754
LAST_NAME                DICKEY
ADDRESS                  2978 ARMSTRONG STREET
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322180000
 MORT                     $        34,500.00
 BAL                      $        34,500.00
 RATE                     10.0000
 PAI                      $   370.74
 CLTV                     63.888
MATURITY                 110731
FEE                      0.5000

LOAN                     21469838
LAST_NAME                BAUGUESS
ADDRESS                  2868 BETHANY FORD ROAD
CITY                     ROARING RIV
STATE                    NC
ZIP                      286690000
 MORT                     $        70,000.00
 BAL                      $        70,000.00
 RATE                     10.0000
 PAI                      $   614.31
 CLTV                     80.000
MATURITY                 260814
FEE                      0.5000

LOAN                     21469846
LAST_NAME                TILLMAN
ADDRESS                  2694 FOXHUNT TRAIL
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322590000
 MORT                     $        16,350.00
 BAL                      $        16,350.00
 RATE                     10.5500
 PAI                      $   221.08
 CLTV                     80.000
MATURITY                 60809
FEE                      0.5000

LOAN                     21470315
LAST_NAME                BELLAMY
ADDRESS                  786 OLD MOUNTAIN ROAD
CITY                     STATESVILLE
STATE                    NC
ZIP                      286770000
 MORT                     $        36,000.00
 BAL                      $        36,000.00
 RATE                       9.8000
 PAI                      $   382.47
 CLTV                     78.602
MATURITY                 110816
FEE                      0.5000

LOAN                     21470489
LAST_NAME                VINCENT
ADDRESS                  125 WEST STREET
CITY                     WEST WARWIC
STATE                    RI
ZIP                      028930000
 MORT                     $      102,400.00
 BAL                      $      102,400.00
 RATE                       9.9500
 PAI                      $   894.86
 CLTV                     80.000
MATURITY                 110805
FEE                      0.5000

LOAN                     21471180
LAST_NAME                ROBLES
ADDRESS                  2921 CASTLETON DRIVE
CITY                     SAN JOSE
STATE                    CA
ZIP                      951480000
 MORT                     $        38,500.00
 BAL                      $        38,500.00
 RATE                     10.7000
 PAI                      $   430.37
 CLTV                     30.969
MATURITY                 110812
FEE                      0.5000

LOAN                     21471206
LAST_NAME                WESSELS
ADDRESS                  2669 N GREYSTONE AVENUE
CITY                     OAKDALE
STATE                    MN
ZIP                      551280000
 MORT                     $          8,000.00
 BAL                      $          8,000.00
 RATE                     12.1000
 PAI                      $   178.37
 CLTV                     73.718
MATURITY                 10821
FEE                      0.5000

LOAN                     21471412
LAST_NAME                MILLER
ADDRESS                   LEHMAN ROAD
CITY                     SPRING GROV
STATE                    PA
ZIP                      173620000
 MORT                     $        99,200.00
 BAL                      $        99,200.00
 RATE                       9.4500
 PAI                      $   921.44
 CLTV                     80.000
MATURITY                 160821
FEE                      0.5000

LOAN                     21471834
LAST_NAME                PSILOPOULOS
ADDRESS                  24 WOODCREST DRIVE
CITY                     JOHNSTON
STATE                    RI
ZIP                      029190000
 MORT                     $      105,000.00
 BAL                      $      104,825.93
 RATE                       9.9000
 PAI                      $   913.71
 CLTV                     74.468
MATURITY                 110801
FEE                      0.5000

LOAN                     21471867
LAST_NAME                MILLSTEIN
ADDRESS                   RD 1 BOX 73
CITY                     WESTTOWN
STATE                    NY
ZIP                      109980000
 MORT                     $        30,000.00
 BAL                      $        30,000.00
 RATE                     10.7500
 PAI                      $   336.29
 CLTV                     66.985
MATURITY                 110819
FEE                      0.5000

LOAN                     21472030
LAST_NAME                KENNEDY
ADDRESS                  1818 N WASHTENAW AVE
CITY                     CHICAGO
STATE                    IL
ZIP                      606470000
 MORT                     $        97,200.00
 BAL                      $        97,200.00
 RATE                       8.8000
 PAI                      $   768.15
 CLTV                     79.024
MATURITY                 110809
FEE                      0.5000

LOAN                     21472139
LAST_NAME                MCNULTY
ADDRESS                  78 OSCEOLA AVE
CITY                     DEER PARK
STATE                    NY
ZIP                      117590000
 MORT                     $        75,000.00
 BAL                      $        74,961.11
 RATE                       9.2500
 PAI                      $   617.01
 CLTV                     52.083
MATURITY                 110722
FEE                      0.5000

LOAN                     21472329
LAST_NAME                MELLOW
ADDRESS                  57 SPRINGMEADOW DRIVE
CITY                     HOLBROOK
STATE                    NY
ZIP                      117410000
 MORT                     $      112,000.00
 BAL                      $      112,000.00
 RATE                       9.1500
 PAI                      $1,146.00
 CLTV                     74.666
MATURITY                 110812
FEE                      0.5000

LOAN                     21472493
LAST_NAME                DI PIETRO
ADDRESS                  261 NORTH WALNUT STREET
CITY                     NORTH MASSA
STATE                    NY
ZIP                      117580000
 MORT                     $      125,000.00
 BAL                      $      125,000.00
 RATE                       9.8500
 PAI                      $1,083.14
 CLTV                     63.131
MATURITY                 260819
FEE                      0.5000

LOAN                     21472634
LAST_NAME                SCULLY
ADDRESS                  7918 RIVER RIDGE DRIVE
CITY                     TEMPLE TERR
STATE                    FL
ZIP                      336370000
 MORT                     $        33,188.00
 BAL                      $        33,148.37
 RATE                     10.7500
 PAI                      $   336.94
 CLTV                     80.000
MATURITY                 160806
FEE                      0.5000

LOAN                     21472782
LAST_NAME                KOSTER
ADDRESS                  403 SNOOPY LANE N.E.
CITY                     SALEM
STATE                    OR
ZIP                      973010000
 MORT                     $        15,000.00
 BAL                      $        15,000.00
 RATE                     11.3000
 PAI                      $   173.33
 CLTV                     71.972
MATURITY                 110821
FEE                      0.5000

LOAN                     21473509
LAST_NAME                LOEKS
ADDRESS                  21935 SW AUGUSTA LANE
CITY                     HILLSBORO
STATE                    OR
ZIP                      971230000
 MORT                     $        84,800.00
 BAL                      $        84,800.00
 RATE                       9.8500
 PAI                      $   734.80
 CLTV                     80.000
MATURITY                 260816
FEE                      0.5000

LOAN                     21473707
LAST_NAME                BROWDER
ADDRESS                  5551 LONG BRANCH ROAD
CITY                     BALDWIN
STATE                    FL
ZIP                      322340000
 MORT                     $        52,800.00
 BAL                      $        52,800.00
 RATE                       9.6000
 PAI                      $   554.55
 CLTV                     80.000
MATURITY                 110820
FEE                      0.5000

LOAN                     21473756
LAST_NAME                MASI
ADDRESS                  9 FLETCHER AVENUE
CITY                     CRANSTON
STATE                    RI
ZIP                      029200000
 MORT                     $        31,000.00
 BAL                      $        31,000.00
 RATE                       9.3500
 PAI                      $   257.28
 CLTV                     30.097
MATURITY                 110801
FEE                      0.5000

LOAN                     21473806
LAST_NAME                NEWTON
ADDRESS                  6740 CHURCH STREET
CITY                     GILROY
STATE                    CA
ZIP                      950200000
 MORT                     $      144,000.00
 BAL                      $      144,000.00
 RATE                       9.8500
 PAI                      $1,247.78
 CLTV                     80.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21474192
LAST_NAME                WITZEL
ADDRESS                  1878 ADOBE CREEK DRIVE
CITY                     PETALUMA
STATE                    CA
ZIP                      949540000
 MORT                     $      247,200.00
 BAL                      $      246,942.71
 RATE                       9.2500
 PAI                      $2,033.66
 CLTV                     80.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21474465
LAST_NAME                SMITH
ADDRESS                  1136 CIVIC CENTER DRIVE
CITY                     ROHNERT PAR
STATE                    CA
ZIP                      949280000
 MORT                     $      126,800.00
 BAL                      $      126,800.00
 RATE                     10.5000
 PAI                      $1,159.89
 CLTV                     80.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21474499
LAST_NAME                PENIATA
ADDRESS                  5539 S 1200 WEST
CITY                     RIVERDALE
STATE                    UT
ZIP                      844050000
 MORT                     $        44,685.00
 BAL                      $        44,685.00
 RATE                     11.1500
 PAI                      $   512.11
 CLTV                     73.394
MATURITY                 110819
FEE                      0.5000

LOAN                     21474507
LAST_NAME                JONES
ADDRESS                  2658 WEST WILLOW STREET
CITY                     STOCKTON
STATE                    CA
ZIP                      952030000
 MORT                     $        52,500.00
 BAL                      $        52,482.28
 RATE                     11.2500
 PAI                      $   509.92
 CLTV                     75.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21475108
LAST_NAME                ALVAREZ
ADDRESS                  7306 N HIGHLAND AVENUE
CITY                     TAMPA
STATE                    FL
ZIP                      336040000
 MORT                     $        54,000.00
 BAL                      $        54,000.00
 RATE                     10.6500
 PAI                      $   500.03
 CLTV                     73.972
MATURITY                 110816
FEE                      0.5000

LOAN                     21475157
LAST_NAME                THOMPSON
ADDRESS                  412 WYSONG MILL ROAD
CITY                     HARDY
STATE                    VA
ZIP                      241010000
 MORT                     $        77,200.00
 BAL                      $        77,200.00
 RATE                       9.9000
 PAI                      $   824.88
 CLTV                     80.000
MATURITY                 110821
FEE                      0.5000

LOAN                     21475512
LAST_NAME                ELLIS
ADDRESS                  2815 22ND STREET WEST
CITY                     BRADENTON
STATE                    FL
ZIP                      342050000
 MORT                     $        25,000.00
 BAL                      $        24,625.57
 RATE                       9.7500
 PAI                      $   326.93
 CLTV                     38.461
MATURITY                 60513
FEE                      0.5000

LOAN                     21475587
LAST_NAME                WALDBILLIG
ADDRESS                  1123 BELVEDERE STREET
CITY                     CINCINNATI
STATE                    OH
ZIP                      452020000
 MORT                     $        54,000.00
 BAL                      $        54,000.00
 RATE                       9.2000
 PAI                      $   492.82
 CLTV                     56.842
MATURITY                 160820
FEE                      0.5000

LOAN                     21475629
LAST_NAME                FORSTER
ADDRESS                  12697 116TH STREET NORTH
CITY                     LARGO
STATE                    FL
ZIP                      346480000
 MORT                     $        23,250.00
 BAL                      $        23,151.24
 RATE                       9.5000
 PAI                      $   216.73
 CLTV                     65.526
MATURITY                 160522
FEE                      0.5000

LOAN                     21475736
LAST_NAME                GUENTHER
ADDRESS                  3608 CEDAR DRIVE
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322070000
 MORT                     $        15,000.00
 BAL                      $        14,846.67
 RATE                       9.5000
 PAI                      $   156.64
 CLTV                     27.777
MATURITY                 110506
FEE                      0.5000

LOAN                     21475926
LAST_NAME                LYONS
ADDRESS                  1976 LEONARD CIR. S.
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322080000
 MORT                     $        44,000.00
 BAL                      $        42,942.67
 RATE                     10.8500
 PAI                      $   449.68
 CLTV                     80.000
MATURITY                 150215
FEE                      0.5000

LOAN                     21475934
LAST_NAME                SULLIVAN
ADDRESS                  409 ZORAYDA AVE.
CITY                     ST. AUGUSTI
STATE                    FL
ZIP                      320840000
 MORT                     $        77,600.00
 BAL                      $        76,540.74
 RATE                     10.8000
 PAI                      $   790.45
 CLTV                     80.000
MATURITY                 150913
FEE                      0.5000

LOAN                     21475991
LAST_NAME                GRANT
ADDRESS                  2161 RIFLE RANGE ROAD
CITY                     MT. PLEASAN
STATE                    SC
ZIP                      294640000
 MORT                     $        28,800.00
 BAL                      $        28,800.00
 RATE                       9.6000
 PAI                      $   302.48
 CLTV                     65.454
MATURITY                 110820
FEE                      0.5000

LOAN                     21476015
LAST_NAME                MCKENNON
ADDRESS                  7136 ESTHER STREET
CITY                     JACKSONVILL
STATE                    FL
ZIP                      322100000
 MORT                     $        36,000.00
 BAL                      $        35,980.42
 RATE                     12.2500
 PAI                      $   377.25
 CLTV                     76.595
MATURITY                 110514
FEE                      0.5000

LOAN                     21476056
LAST_NAME                RODRIGUEZ
ADDRESS                  1207 LISBON STREET
CITY                     CORAL GABLE
STATE                    FL
ZIP                      331340000
 MORT                     $        25,000.00
 BAL                      $        25,000.00
 RATE                     10.9000
 PAI                      $   282.59
 CLTV                     65.124
MATURITY                 110820
FEE                      0.5000

LOAN                     21476064
LAST_NAME                SNEEK
ADDRESS                  7348 GRANGE ROAD
CITY                     LANARK
STATE                    IL
ZIP                      610460000
 MORT                     $        55,575.00
 BAL                      $        55,553.38
 RATE                     10.6000
 PAI                      $   512.53
 CLTV                     65.000
MATURITY                 110703
FEE                      0.5000

LOAN                     21476320
LAST_NAME                PATTON
ADDRESS                  131 TIFFANY LANE
CITY                     WILLINGBORO
STATE                    NJ
ZIP                      080460000
 MORT                     $        97,000.00
 BAL                      $        97,000.00
 RATE                     11.8500
 PAI                      $1,057.93
 CLTV                     79.508
MATURITY                 160702
FEE                      0.5000

LOAN                     21476346
LAST_NAME                KERR
ADDRESS                  P.O. BOX 432 MOUNTAIN ROA
CITY                     REEDERS
STATE                    PA
ZIP                      183520000
 MORT                     $        65,000.00
 BAL                      $        64,981.19
 RATE                     11.9500
 PAI                      $   666.10
 CLTV                     43.624
MATURITY                 110709
FEE                      0.5000

LOAN                     21476510
LAST_NAME                HOGGENMILLER
ADDRESS                  5014 GALENA DRIVE
CITY                     COLORADO SP
STATE                    CO
ZIP                      809180000
 MORT                     $        20,000.00
 BAL                      $        19,862.08
 RATE                     11.6000
 PAI                      $   234.92
 CLTV                     78.823
MATURITY                 110518
FEE                      0.5000

LOAN                     21476593
LAST_NAME                TIERNEY
ADDRESS                  34 EAST ALBACORE WAY
CITY                     LAVALLETTE
STATE                    NJ
ZIP                      087350000
 MORT                     $        82,500.00
 BAL                      $        82,394.83
 RATE                     10.2500
 PAI                      $   809.86
 CLTV                     75.000
MATURITY                 160716
FEE                      0.5000

LOAN                     21476924
LAST_NAME                COCCIA
ADDRESS                  95 LILAC STREET
CITY                     CUMBERLAND
STATE                    RI
ZIP                      028640000
 MORT                     $        86,000.00
 BAL                      $        85,961.87
 RATE                       9.9900
 PAI                      $   754.08
 CLTV                     78.181
MATURITY                 110628
FEE                      0.5000

LOAN                     21477021
LAST_NAME                ZANETICH
ADDRESS                  839 SALEM AVENUE
CITY                     FRANKLINVIL
STATE                    NJ
ZIP                      083220000
 MORT                     $        85,000.00
 BAL                      $        84,969.02
 RATE                     10.9000
 PAI                      $   803.06
 CLTV                     70.833
MATURITY                 110703
FEE                      0.5000

LOAN                     21477054
LAST_NAME                COMO
ADDRESS                  621 SOUTH TAYLOR
CITY                     OAK PARK
STATE                    IL
ZIP                      603040000
 MORT                     $      128,000.00
 BAL                      $      127,912.21
 RATE                     11.2000
 PAI                      $1,238.36
 CLTV                     79.503
MATURITY                 110703
FEE                      0.5000

LOAN                     21477302
LAST_NAME                MCCANN
ADDRESS                  169 LOINES AVENUE
CITY                     MERRICK
STATE                    NY
ZIP                      115660000
 MORT                     $        55,000.00
 BAL                      $        54,873.28
 RATE                     10.5000
 PAI                      $   607.97
 CLTV                     77.938
MATURITY                 110703
FEE                      0.5000

LOAN                     21477310
LAST_NAME                CATALANO
ADDRESS                  1420 FRANCIS AVE.
CITY                     ORLANDO
STATE                    FL
ZIP                      328030000
 MORT                     $      105,000.00
 BAL                      $      104,644.65
 RATE                     11.2500
 PAI                      $1,101.72
 CLTV                     67.741
MATURITY                 160528
FEE                      0.5000

LOAN                     21477401
LAST_NAME                WALKER
ADDRESS                  444 EAST 24TH STREET
CITY                     PATERSON
STATE                    NJ
ZIP                      075100000
 MORT                     $        61,000.00
 BAL                      $        60,918.62
 RATE                       9.9000
 PAI                      $   584.63
 CLTV                     62.886
MATURITY                 160723
FEE                      0.5000

LOAN                     21477542
LAST_NAME                SANSBURY
ADDRESS                  515 DANIEL COURT
CITY                     WAKE FOREST
STATE                    NC
ZIP                      276870000
 MORT                     $      104,000.00
 BAL                      $      104,000.00
 RATE                     10.1000
 PAI                      $1,123.97
 CLTV                     80.000
MATURITY                 110821
FEE                      0.5000

LOAN                     21477575
LAST_NAME                LONG
ADDRESS                  486 LITTLE MOHAWK ROAD
CITY                     SHELBURNE F
STATE                    MA
ZIP                      013700000
 MORT                     $        86,400.00
 BAL                      $        86,400.00
 RATE                       9.8500
 PAI                      $   825.22
 CLTV                     80.000
MATURITY                 160812
FEE                      0.5000

LOAN                     21477617
LAST_NAME                DAUGHDRILL
ADDRESS                  7355 W MURRAY HEIGHTS
CITY                     IRVINGTON
STATE                    AL
ZIP                      365440000
 MORT                     $        23,000.00
 BAL                      $        23,000.00
 RATE                       9.6000
 PAI                      $   377.10
 CLTV                     64.245
MATURITY                 30819
FEE                      0.5000

LOAN                     21477880
LAST_NAME                FARIA
ADDRESS                  22 VAN WAGONER AVENUE
CITY                     CLIFTON
STATE                    NJ
ZIP                      070130000
 MORT                     $        72,000.00
 BAL                      $        71,905.06
 RATE                       9.9900
 PAI                      $   694.34
 CLTV                     80.000
MATURITY                 160723
FEE                      0.5000

LOAN                     21477898
LAST_NAME                THELWELL
ADDRESS                  11057 SEAPORT LANE
CITY                     BOCA RATON
STATE                    FL
ZIP                      334280000
 MORT                     $        37,000.00
 BAL                      $        36,847.42
 RATE                     11.3500
 PAI                      $   428.71
 CLTV                     75.935
MATURITY                 110628
FEE                      0.5000

LOAN                     21477930
LAST_NAME                MONTANO
ADDRESS                  248 ROOSEVELT AVENUE
CITY                     FREEPORT
STATE                    NY
ZIP                      115200000
 MORT                     $        65,000.00
 BAL                      $        64,915.50
 RATE                     10.1000
 PAI                      $   631.58
 CLTV                     48.148
MATURITY                 160723
FEE                      0.5000

LOAN                     21477971
LAST_NAME                JONES
ADDRESS                  603 EAST 38TH STREET
CITY                     BALTIMORE
STATE                    MD
ZIP                      212180000
 MORT                     $        56,000.00
 BAL                      $        55,977.25
 RATE                     10.4000
 PAI                      $   508.08
 CLTV                     80.000
MATURITY                 110715
FEE                      0.5000

LOAN                     21478011
LAST_NAME                UDDIN
ADDRESS                  111 MILL STREET
CITY                     PATERSON
STATE                    NJ
ZIP                      075010000
 MORT                     $        55,000.00
 BAL                      $        54,867.18
 RATE                       9.9900
 PAI                      $   590.70
 CLTV                     72.368
MATURITY                 110703
FEE                      0.5000

LOAN                     21478037
LAST_NAME                HAWKINS
ADDRESS                  52 SPRINGDALE ROAD
CITY                     MONTGOMERY
STATE                    IL
ZIP                      605380000
 MORT                     $        70,000.00
 BAL                      $        69,970.32
 RATE                     10.2000
 PAI                      $   624.68
 CLTV                     66.666
MATURITY                 110628
FEE                      0.5000

LOAN                     21478045
LAST_NAME                MOSER
ADDRESS                  2330 LONG RUN ROAD
CITY                     LEHIGHTON
STATE                    PA
ZIP                      182350000
 MORT                     $        72,250.00
 BAL                      $        72,223.67
 RATE                     10.9000
 PAI                      $   682.60
 CLTV                     85.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21478185
LAST_NAME                DELGUERCIO
ADDRESS                  25 SILVERCREST DRIVE
CITY                     TINTON FALL
STATE                    NJ
ZIP                      077120000
 MORT                     $      105,000.00
 BAL                      $      104,965.69
 RATE                     11.4000
 PAI                      $1,031.81
 CLTV                     78.756
MATURITY                 110717
FEE                      0.5000

LOAN                     21478193
LAST_NAME                MUELLER
ADDRESS                  136 GARDEN STREET
CITY                     CRANSTON
STATE                    RI
ZIP                      029100000
 MORT                     $        96,000.00
 BAL                      $        96,000.00
 RATE                     10.3000
 PAI                      $   863.83
 CLTV                     80.000
MATURITY                 110702
FEE                      0.5000

LOAN                     21478201
LAST_NAME                GLASPER
ADDRESS                  124 CAMDEN STREET
CITY                     CTY NEWARK
STATE                    NJ
ZIP                      071030000
 MORT                     $        36,000.00
 BAL                      $        35,955.58
 RATE                     10.5000
 PAI                      $   359.42
 CLTV                     51.428
MATURITY                 160720
FEE                      0.5000

LOAN                     21478250
LAST_NAME                CONTI
ADDRESS                  23 PROSPECT STREET
CITY                     LITTLE FALL
STATE                    NJ
ZIP                      074240000
 MORT                     $        60,000.00
 BAL                      $        59,935.14
 RATE                     11.5000
 PAI                      $   639.86
 CLTV                     31.049
MATURITY                 160716
FEE                      0.5000

LOAN                     21478409
LAST_NAME                FIUMARA
ADDRESS                  10 ROUTE 9
CITY                     LTL EGG HBR
STATE                    NJ
ZIP                      080870000
 MORT                     $      110,000.00
 BAL                      $      109,733.37
 RATE                       9.9500
 PAI                      $1,178.71
 CLTV                     65.127
MATURITY                 110723
FEE                      0.5000

LOAN                     21478565
LAST_NAME                ROBERTSON
ADDRESS                  34 LONGERON DRIVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212200000
 MORT                     $        46,900.00
 BAL                      $        46,863.70
 RATE                     13.9500
 PAI                      $   581.51
 CLTV                     57.195
MATURITY                 160726
FEE                      0.5000

LOAN                     21478623
LAST_NAME                WALLACE
ADDRESS                  654 PARKWYRTH AVENUE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212180000
 MORT                     $        52,000.00
 BAL                      $        51,953.80
 RATE                     12.9500
 PAI                      $   607.37
 CLTV                     80.000
MATURITY                 160722
FEE                      0.5000

LOAN                     21478631
LAST_NAME                PETTIS
ADDRESS                  1655 WEST 59TH STREET
CITY                     CHICAGO
STATE                    IL
ZIP                      606360000
 MORT                     $        56,000.00
 BAL                      $        55,982.49
 RATE                     11.6000
 PAI                      $   558.84
 CLTV                     80.000
MATURITY                 110717
FEE                      0.5000

LOAN                     21478722
LAST_NAME                WILLIAMS
ADDRESS                  1123 N LOMBARD AVENUE
CITY                     OAK PARK
STATE                    IL
ZIP                      603020000
 MORT                     $        21,000.00
 BAL                      $        20,918.83
 RATE                     13.9900
 PAI                      $   260.99
 CLTV                     77.340
MATURITY                 160716
FEE                      0.5000

LOAN                     21478789
LAST_NAME                HIGH
ADDRESS                  14918 S WESTERN AVE.
CITY                     HARVEY
STATE                    IL
ZIP                      604260000
 MORT                     $        48,000.00
 BAL                      $        47,986.24
 RATE                     11.9900
 PAI                      $   493.37
 CLTV                     80.000
MATURITY                 110723
FEE                      0.5000

LOAN                     21478870
LAST_NAME                GEMMATO
ADDRESS                  319 NEW SALEM ST
CITY                     PARK FOREST
STATE                    IL
ZIP                      604660000
 MORT                     $        15,000.00
 BAL                      $        15,000.00
 RATE                     12.4000
 PAI                      $   183.91
 CLTV                     53.248
MATURITY                 110726
FEE                      0.5000

LOAN                     21478987
LAST_NAME                NELSON
ADDRESS                  809 SOUTH 15TH STREET
CITY                     NEWARK
STATE                    NJ
ZIP                      071030000
 MORT                     $        56,000.00
 BAL                      $        55,933.14
 RATE                     10.7500
 PAI                      $   568.53
 CLTV                     70.000
MATURITY                 160726
FEE                      0.5000

LOAN                     21479001
LAST_NAME                BOEHNLEIN
ADDRESS                  6703 COLGATE AVENUE
CITY                     CLEVELAND
STATE                    OH
ZIP                      441020000
 MORT                     $        12,800.00
 BAL                      $        12,614.13
 RATE                     10.7000
 PAI                      $   276.40
 CLTV                     34.133
MATURITY                 10715
FEE                      0.5000

LOAN                     21479084
LAST_NAME                MANNING
ADDRESS                  5908 MADISON AVE.
CITY                     CLEVELAND
STATE                    OH
ZIP                      441020000
 MORT                     $        18,500.00
 BAL                      $        18,376.42
 RATE                     15.0900
 PAI                      $   299.50
 CLTV                     51.388
MATURITY                 60715
FEE                      0.5000

LOAN                     21479118
LAST_NAME                GREEN
ADDRESS                  143 S 18TH AVENUE
CITY                     MAYWOOD
STATE                    IL
ZIP                      601530000
 MORT                     $        17,500.00
 BAL                      $        17,463.56
 RATE                     15.1500
 PAI                      $   232.39
 CLTV                     79.915
MATURITY                 160719
FEE                      0.5000

LOAN                     21479142
LAST_NAME                HAWKINS
ADDRESS                  10718 WEAVERSVILLE RD.
CITY                     BEALETON
STATE                    VA
ZIP                      227120000
 MORT                     $        25,000.00
 BAL                      $        24,952.69
 RATE                     12.5900
 PAI                      $   309.60
 CLTV                     70.000
MATURITY                 110712
FEE                      0.5000

LOAN                     21479175
LAST_NAME                GARNES
ADDRESS                  1761 LYMAN PLACE, N.E.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200020000
 MORT                     $        24,000.00
 BAL                      $        23,995.21
 RATE                     13.6000
 PAI                      $   276.79
 CLTV                     28.235
MATURITY                 110716
FEE                      0.5000

LOAN                     21479209
LAST_NAME                WATKINS
ADDRESS                  ROUTE 1 BOX 140 B
CITY                     DALZELL
STATE                    SC
ZIP                      290400000
 MORT                     $        39,570.00
 BAL                      $        39,570.00
 RATE                       8.9500
 PAI                      $   354.76
 CLTV                     63.822
MATURITY                 160821
FEE                      0.5000

LOAN                     21479282
LAST_NAME                CONERLY
ADDRESS                  1138 E 81ST STREET
CITY                     CHICAGO
STATE                    IL
ZIP                      606190000
 MORT                     $        52,000.00
 BAL                      $        51,926.95
 RATE                       9.9900
 PAI                      $   455.96
 CLTV                     80.000
MATURITY                 110717
FEE                      0.5000

LOAN                     21479373
LAST_NAME                ROBERTS
ADDRESS                  724 IXORA AVENUE
CITY                     COCOA
STATE                    FL
ZIP                      329220000
 MORT                     $        45,600.00
 BAL                      $        45,600.00
 RATE                       9.6000
 PAI                      $   592.56
 CLTV                     80.000
MATURITY                 60819
FEE                      0.5000

LOAN                     21479381
LAST_NAME                SPRIGGS
ADDRESS                  911 N HILL ROAD
CITY                     BALTIMORE
STATE                    MD
ZIP                      212180000
 MORT                     $        27,500.00
 BAL                      $        27,394.52
 RATE                     13.6000
 PAI                      $   317.16
 CLTV                     35.714
MATURITY                 110719
FEE                      0.5000

LOAN                     21479506
LAST_NAME                SCOTT
ADDRESS                  3603 GREENMOUNT AVENUE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212180000
 MORT                     $        13,000.00
 BAL                      $        13,000.00
 RATE                     12.9500
 PAI                      $   193.73
 CLTV                     29.545
MATURITY                 60719
FEE                      0.5000

LOAN                     21479514
LAST_NAME                MELVIN, JR.
ADDRESS                  15223 NOBLEWOOD LANE
CITY                     BOWIE
STATE                    MD
ZIP                      207160000
 MORT                     $        75,000.00
 BAL                      $        74,972.07
 RATE                     10.8000
 PAI                      $   702.94
 CLTV                     74.536
MATURITY                 110716
FEE                      0.5000

LOAN                     21479639
LAST_NAME                MARTIN
ADDRESS                  344 SAVAGE STREET
CITY                     BEREA
STATE                    OH
ZIP                      440170000
 MORT                     $        18,000.00
 BAL                      $        17,970.75
 RATE                     14.2500
 PAI                      $   242.75
 CLTV                     19.354
MATURITY                 110713
FEE                      0.5000

LOAN                     21479670
LAST_NAME                TATE
ADDRESS                  8814 FLAGSTONE DR
CITY                     RANDALLSTOW
STATE                    MD
ZIP                      211330000
 MORT                     $      127,500.00
 BAL                      $      127,482.83
 RATE                     15.3000
 PAI                      $1,642.80
 CLTV                     75.000
MATURITY                 110722
FEE                      0.5000

LOAN                     21479696
LAST_NAME                ROGERS, JR.
ADDRESS                  1107 KEVIN ROAD
CITY                     BALTIMORE
STATE                    MD
ZIP                      212290000
 MORT                     $        37,400.00
 BAL                      $        37,400.00
 RATE                     15.8000
 PAI                      $   544.09
 CLTV                     69.906
MATURITY                 110717
FEE                      0.5000

LOAN                     21479720
LAST_NAME                COLDER
ADDRESS                  8338 PHILADEPHIA ROAD
CITY                     BALTIMORE
STATE                    MD
ZIP                      212370000
 MORT                     $        10,000.00
 BAL                      $          9,975.00
 RATE                     11.4000
 PAI                      $     98.27
 CLTV                     41.662
MATURITY                 110724
FEE                      0.5000

LOAN                     21479845
LAST_NAME                STEWART
ADDRESS                  5429 CENTRAL AVENUE, S.E.
CITY                     WASHINGTON
STATE                    DC
ZIP                      200190000
 MORT                     $        46,000.00
 BAL                      $        45,964.28
 RATE                     13.9900
 PAI                      $   571.69
 CLTV                     54.117
MATURITY                 160723
FEE                      0.5000

LOAN                     21480801
LAST_NAME                SMITH
ADDRESS                  6950 E 750 S
CITY                     BERNE
STATE                    IN
ZIP                      467110000
 MORT                     $        37,800.00
 BAL                      $        37,800.00
 RATE                       9.8000
 PAI                      $   359.79
 CLTV                     70.000
MATURITY                 160823
FEE                      0.5000

LOAN                     21481171
LAST_NAME                COOPER
ADDRESS                  6935 POMPEII ROAD
CITY                     ORLANDO
STATE                    FL
ZIP                      328220000
 MORT                     $        51,300.00
 BAL                      $        51,300.00
 RATE                       9.7000
 PAI                      $   484.91
 CLTV                     71.250
MATURITY                 160820
FEE                      0.5000

LOAN                     21482013
LAST_NAME                JENKINS
ADDRESS                  1102 SHAWNEE
CITY                     JACKSON
STATE                    MO
ZIP                      637550000
 MORT                     $      176,000.00
 BAL                      $      176,000.00
 RATE                     10.5500
 PAI                      $1,616.53
 CLTV                     80.000
MATURITY                 110821
FEE                      0.5000

LOAN                     21482203
LAST_NAME                HAZARD
ADDRESS                  35 NORTH HULL STREET
CITY                     EAST PROVID
STATE                    RI
ZIP                      029140000
 MORT                     $        62,000.00
 BAL                      $        62,000.00
 RATE                       8.8500
 PAI                      $   492.19
 CLTV                     67.391
MATURITY                 110819
FEE                      0.5000

LOAN                     21482559
LAST_NAME                HUDDLESTON
ADDRESS                  34 LINDEN AVENUE
CITY                     DAYTON
STATE                    OH
ZIP                      454030000
 MORT                     $        70,000.00
 BAL                      $        70,000.00
 RATE                     10.1000
 PAI                      $   619.48
 CLTV                     63.636
MATURITY                 260820
FEE                      0.5000

LOAN                     21483250
LAST_NAME                SHAPIRO
ADDRESS                  7276 SW 44TH COURT
CITY                     DAVIE
STATE                    FL
ZIP                      333140000
 MORT                     $        14,109.00
 BAL                      $        14,109.00
 RATE                     11.4000
 PAI                      $   163.93
 CLTV                     75.583
MATURITY                 110821
FEE                      0.5000

LOAN                     21483664
LAST_NAME                TAVACKOLI
ADDRESS                  101 NEWBURY STREET
CITY                     BROCKTON
STATE                    MA
ZIP                      028020000
 MORT                     $        35,000.00
 BAL                      $        34,989.96
 RATE                     11.9900
 PAI                      $   359.75
 CLTV                     50.000
MATURITY                 110722
FEE                      0.5000

LOAN                     21483755
LAST_NAME                TAYLOR
ADDRESS                  712 SMITHVILLE ROAD
CITY                     SOUTHAMPTON
STATE                    NJ
ZIP                      080880000
 MORT                     $        65,200.00
 BAL                      $        65,200.00
 RATE                     11.8000
 PAI                      $   708.84
 CLTV                     64.554
MATURITY                 160813
FEE                      0.5000

LOAN                     21483771
LAST_NAME                BAKER
ADDRESS                  2 DARTMOUTH ROAD
CITY                     GREENWICH
STATE                    CT
ZIP                      068070000
 MORT                     $      175,000.00
 BAL                      $      174,936.22
 RATE                     10.9000
 PAI                      $1,653.36
 CLTV                     71.739
MATURITY                 110708
FEE                      0.5000

LOAN                     21484605
LAST_NAME                LANDERS
ADDRESS                  1883 WILLOW AVE
CITY                     NIAGARA FAL
STATE                    NY
ZIP                      143050000
 MORT                     $        42,000.00
 BAL                      $        41,898.19
 RATE                       9.9500
 PAI                      $   450.06
 CLTV                     70.000
MATURITY                 110730
FEE                      0.5000

LOAN                     21485115
LAST_NAME                PEARSON
ADDRESS                  17721 SE 49TH PLACE
CITY                     HAWTHORNE
STATE                    FL
ZIP                      326400000
 MORT                     $        40,000.00
 BAL                      $        40,000.00
 RATE                       9.2500
 PAI                      $   366.35
 CLTV                     79.207
MATURITY                 160821
FEE                      0.5000

LOAN                     21486089
LAST_NAME                ABDO
ADDRESS                  255 WEST BROADWAY
CITY                     MAPLE SHADE
STATE                    NJ
ZIP                      080520000
 MORT                     $        70,400.00
 BAL                      $        70,400.00
 RATE                     11.7000
 PAI                      $   707.93
 CLTV                     56.320
MATURITY                 260819
FEE                      0.5000

LOAN                     21486337
LAST_NAME                BUNKER
ADDRESS                  13003 213TH CT. E.
CITY                     SUMNER
STATE                    WA
ZIP                      983900000
 MORT                     $        51,200.00
 BAL                      $        51,200.00
 RATE                     10.5000
 PAI                      $   468.35
 CLTV                     80.000
MATURITY                 110816
FEE                      0.5000

LOAN                     21486790
LAST_NAME                HIGH
ADDRESS                  1024 MANGUM STREET
CITY                     ZEBULON
STATE                    NC
ZIP                      275970000
 MORT                     $        44,000.00
 BAL                      $        44,000.00
 RATE                     10.8000
 PAI                      $   494.60
 CLTV                     80.000
MATURITY                 110820
FEE                      0.5000

LOAN                     21486816
LAST_NAME                THORNTON
ADDRESS                  1616 CROWNSVILLE ROAD
CITY                     CROWNSVILLE
STATE                    MD
ZIP                      210320000
 MORT                     $      220,000.00
 BAL                      $      219,552.72
 RATE                       9.4000
 PAI                      $1,833.85
 CLTV                     80.000
MATURITY                 110411
FEE                      0.5000

LOAN                     21486881
LAST_NAME                VANDERLINDEN
ADDRESS                  487 BRONXVILLE ROAD
CITY                     YONKERS
STATE                    NY
ZIP                      107080000
 MORT                     $        76,000.00
 BAL                      $        76,000.00
 RATE                       9.9900
 PAI                      $   816.24
 CLTV                     35.023
MATURITY                 110801
FEE                      0.5000

LOAN                     21486899
LAST_NAME                OBENSHINE
ADDRESS                  505 GRAND AVENUE
CITY                     LINDENHURST
STATE                    NY
ZIP                      117570000
 MORT                     $      103,000.00
 BAL                      $      102,940.74
 RATE                       8.7500
 PAI                      $   810.31
 CLTV                     78.030
MATURITY                 110805
FEE                      0.5000

LOAN                     21487038
LAST_NAME                JONES
ADDRESS                   P.O. BOX 225
CITY                     SUNBURY
STATE                    NC
ZIP                      279790000
 MORT                     $        17,500.00
 BAL                      $        17,409.59
 RATE                     10.2900
 PAI                      $   172.26
 CLTV                     79.996
MATURITY                 160329
FEE                      0.5000

LOAN                     21487079
LAST_NAME                MOORE
ADDRESS                  96 PELLETREAU STREET
CITY                     SOUTHAMPTON
STATE                    NY
ZIP                      119680000
 MORT                     $        80,500.00
 BAL                      $        80,500.00
 RATE                       9.8900
 PAI                      $1,058.92
 CLTV                     59.629
MATURITY                 60805
FEE                      0.5000

LOAN                     21487152
LAST_NAME                LYON
ADDRESS                  9515 DENSMORE AVENUE
CITY                     NORFOLK
STATE                    VA
ZIP                      235030000
 MORT                     $        62,300.00
 BAL                      $        61,801.92
 RATE                       8.9900
 PAI                      $   631.52
 CLTV                     62.300
MATURITY                 110501
FEE                      0.5000

LOAN                     21487475
LAST_NAME                BERGERON
ADDRESS                  855 MAIN STREET
CITY                     FREMONT
STATE                    NH
ZIP                      030440000
 MORT                     $        16,400.00
 BAL                      $        16,400.00
 RATE                     10.9900
 PAI                      $   186.30
 CLTV                     75.379
MATURITY                 110731
FEE                      0.5000

LOAN                     21487715
LAST_NAME                GODBERSON
ADDRESS                  17 TARPON LANE
CITY                     CENTEREACH
STATE                    NY
ZIP                      117200000
 MORT                     $      123,000.00
 BAL                      $      122,956.14
 RATE                     11.0000
 PAI                      $1,171.36
 CLTV                     79.870
MATURITY                 110802
FEE                      0.5000

LOAN                     21487806
LAST_NAME                LAVIGNE
ADDRESS                  30 HANSON STREET
CITY                     WAKEFIELD
STATE                    MA
ZIP                      018800000
 MORT                     $        61,000.00
 BAL                      $        60,983.30
 RATE                     12.2000
 PAI                      $   636.87
 CLTV                     46.564
MATURITY                 110801
FEE                      0.5000

LOAN                     21488309
LAST_NAME                PUTNAM
ADDRESS                  31004 NASSAWANGO CHURCH R
CITY                     SALISBURY
STATE                    MD
ZIP                      218040000
 MORT                     $        30,000.00
 BAL                      $        29,961.09
 RATE                     11.5000
 PAI                      $   297.09
 CLTV                     37.500
MATURITY                 110424
FEE                      0.5000

LOAN                     21488333
LAST_NAME                ALLEN
ADDRESS                  823 ARLINGTON STREET
CITY                     YORK
STATE                    PA
ZIP                      174030000
 MORT                     $        50,000.00
 BAL                      $        49,463.10
 RATE                       8.9500
 PAI                      $   505.65
 CLTV                     78.125
MATURITY                 110401
FEE                      0.5000

LOAN                     21488374
LAST_NAME                GRANT
ADDRESS                  131-10 134TH STREET
CITY                     OZONE PARK
STATE                    NY
ZIP                      114200000
 MORT                     $        22,000.00
 BAL                      $        22,000.00
 RATE                       9.9900
 PAI                      $   192.91
 CLTV                     72.221
MATURITY                 110730
FEE                      0.5000

LOAN                     21488481
LAST_NAME                IATI
ADDRESS                  625 NORTH HARTLEY STREET
CITY                     YORK
STATE                    PA
ZIP                      174040000
 MORT                     $        26,600.00
 BAL                      $        26,321.89
 RATE                       9.2500
 PAI                      $   273.77
 CLTV                     70.000
MATURITY                 110401
FEE                      0.5000

LOAN                     21488580
LAST_NAME                KIMBLES
ADDRESS                  4300 LORI STREET
CITY                     SUITLAND
STATE                    MD
ZIP                      207460000
 MORT                     $      105,600.00
 BAL                      $      105,003.04
 RATE                       9.6900
 PAI                      $   902.62
 CLTV                     80.000
MATURITY                 110601
FEE                      0.5000

LOAN                     21488689
LAST_NAME                WILLIAMS, JR
ADDRESS                  7701 HALPRIN DRIVE
CITY                     NORFOLK
STATE                    VA
ZIP                      235180000
 MORT                     $        20,000.00
 BAL                      $        19,825.53
 RATE                     11.2400
 PAI                      $   230.35
 CLTV                     79.794
MATURITY                 110403
FEE                      0.5000

LOAN                     21489349
LAST_NAME                OBERMAN
ADDRESS                  1104 S HARRISON STREET
CITY                     SHELBYVILLE
STATE                    IN
ZIP                      461760000
 MORT                     $        40,000.00
 BAL                      $        39,930.00
 RATE                       9.9000
 PAI                      $   383.37
 CLTV                     80.000
MATURITY                 160724
FEE                      0.5000

LOAN                     21489547
LAST_NAME                MONGEAU
ADDRESS                  271 CHAPEL STREET
CITY                     LINCOLN
STATE                    RI
ZIP                      028650000
 MORT                     $        87,000.00
 BAL                      $        86,970.63
 RATE                     11.2500
 PAI                      $   845.00
 CLTV                     68.235
MATURITY                 110731
FEE                      0.5000

LOAN                     21490248
LAST_NAME                SHERWOOD
ADDRESS                  508 EAST WATER STREET
CITY                     GREENFIELD
STATE                    MO
ZIP                      656610000
 MORT                     $        28,800.00
 BAL                      $        28,800.00
 RATE                     11.0500
 PAI                      $   275.36
 CLTV                     80.000
MATURITY                 110730
FEE                      0.5000

LOAN                     21490370
LAST_NAME                MCNAMARA
ADDRESS                  38 WESTMERE AVENUE
CITY                     NORWALK
STATE                    CT
ZIP                      068530000
 MORT                     $      356,000.00
 BAL                      $      356,000.00
 RATE                       8.8000
 PAI                      $2,813.38
 CLTV                     80.000
MATURITY                 110820
FEE                      0.5000

LOAN                     21490396
LAST_NAME                STOWE
ADDRESS                  1205 CENTERVILLE ROAD
CITY                     ANDERSON
STATE                    SC
ZIP                      296250000
 MORT                     $        46,500.00
 BAL                      $        46,489.96
 RATE                     13.2500
 PAI                      $   523.49
 CLTV                     75.000
MATURITY                 110729
FEE                      0.5000

LOAN                     21490412
LAST_NAME                HARPER
ADDRESS                  808 BRITTANY DRIVE
CITY                     WARRENSBURG
STATE                    MO
ZIP                      640930000
 MORT                     $        64,000.00
 BAL                      $        63,976.17
 RATE                     10.8000
 PAI                      $   599.84
 CLTV                     80.000
MATURITY                 110731
FEE                      0.5000

LOAN                     21490537
LAST_NAME                HAYES
ADDRESS                  119 MUSTANG DRIVE
CITY                     FLORENCE
STATE                    SC
ZIP                      295060000
 MORT                     $        36,800.00
 BAL                      $        36,800.00
 RATE                     11.1500
 PAI                      $   383.61
 CLTV                     80.000
MATURITY                 160731
FEE                      0.5000

LOAN                     21490958
LAST_NAME                COLLINS
ADDRESS                   RT 1 BOX 954
CITY                     COTTAGEVILL
STATE                    SC
ZIP                      294350000
 MORT                     $        51,200.00
 BAL                      $        51,200.00
 RATE                     11.0000
 PAI                      $   528.49
 CLTV                     80.000
MATURITY                 160802
FEE                      0.5000

LOAN                     21491758
LAST_NAME                REEDE
ADDRESS                  156 PEACE LANE
CITY                     GLASSBORO
STATE                    NJ
ZIP                      080280000
 MORT                     $        65,000.00
 BAL                      $        65,000.00
 RATE                     10.7500
 PAI                      $   728.62
 CLTV                     72.222
MATURITY                 110805
FEE                      0.5000

LOAN                     21491816
LAST_NAME                PORTNOY
ADDRESS                  105 COUNTRY CLUB DRIVE
CITY                     LINWOOD
STATE                    NJ
ZIP                      082210000
 MORT                     $      120,000.00
 BAL                      $      119,702.58
 RATE                     10.5000
 PAI                      $1,198.06
 CLTV                     77.202
MATURITY                 160730
FEE                      0.5000

LOAN                     21491873
LAST_NAME                ROSSI
ADDRESS                  52 HAROLD STREET
CITY                     PROVIDENCE
STATE                    RI
ZIP                      029080000
 MORT                     $        39,900.00
 BAL                      $        39,882.72
 RATE                     10.1000
 PAI                      $   353.11
 CLTV                     70.000
MATURITY                 110729
FEE                      0.5000

LOAN                     21492293
LAST_NAME                GORBE
ADDRESS                  1608 CHERRY STREET
CITY                     HIGHLAND PA
STATE                    NJ
ZIP                      089020000
 MORT                     $        31,000.00
 BAL                      $        31,000.00
 RATE                     11.5000
 PAI                      $   307.00
 CLTV                     21.379
MATURITY                 110729
FEE                      0.5000

LOAN                     21492632
LAST_NAME                MANLEY
ADDRESS                  206 AVENUE E
CITY                     BAYONNE
STATE                    NJ
ZIP                      070020000
 MORT                     $        88,000.00
 BAL                      $        87,785.72
 RATE                       9.9000
 PAI                      $   940.28
 CLTV                     73.333
MATURITY                 110730
FEE                      0.5000

LOAN                     21492749
LAST_NAME                DUKES
ADDRESS                  202 -204 PARK PLACE
CITY                     ORANGE
STATE                    NJ
ZIP                      070500000
 MORT                     $        42,500.00
 BAL                      $        42,500.00
 RATE                     10.9000
 PAI                      $   435.80
 CLTV                     30.357
MATURITY                 160806
FEE                      0.5000

LOAN                     21492871
LAST_NAME                FREDERICKS
ADDRESS                  92 NORTH 19TH STREET
CITY                     EAST ORANGE
STATE                    NJ
ZIP                      070170000
 MORT                     $      112,000.00
 BAL                      $      112,000.00
 RATE                     10.2500
 PAI                      $1,099.45
 CLTV                     80.000
MATURITY                 160805
FEE                      0.5000

LOAN                     21493002
LAST_NAME                DEFORERO
ADDRESS                  1026 EAST 22ND STREET
CITY                     PATTERSON
STATE                    NJ
ZIP                      075130000
 MORT                     $        92,500.00
 BAL                      $        92,500.00
 RATE                     11.5000
 PAI                      $   916.02
 CLTV                     62.925
MATURITY                 260803
FEE                      0.5000

LOAN                     21493150
LAST_NAME                RIVERA
ADDRESS                  601 MARKET STREET
CITY                     PATERSON
STATE                    NJ
ZIP                      075130000
 MORT                     $        70,000.00
 BAL                      $        70,000.00
 RATE                       9.7500
 PAI                      $   741.56
 CLTV                     53.846
MATURITY                 110802
FEE                      0.5000

LOAN                     21493267
LAST_NAME                BROWN, JR.
ADDRESS                  266 -268 SPRING STREET
CITY                     PATERSON
STATE                    NJ
ZIP                      075030000
 MORT                     $      105,000.00
 BAL                      $      105,000.00
 RATE                     10.5000
 PAI                      $   960.48
 CLTV                     60.000
MATURITY                 110726
FEE                      0.5000

LOAN                     21493283
LAST_NAME                DAVIS
ADDRESS                  114 SOUTH BRENTWOOD COURT
CITY                     MOUNT LAURE
STATE                    NJ
ZIP                      080540000
 MORT                     $        45,000.00
 BAL                      $        44,900.93
 RATE                     10.9900
 PAI                      $   511.19
 CLTV                     32.608
MATURITY                 110727
FEE                      0.5000

LOAN                     21493457
LAST_NAME                GREENE
ADDRESS                  133 GODWIN AVENUE
CITY                     PATERSON
STATE                    NJ
ZIP                      075100000
 MORT                     $        45,500.00
 BAL                      $        45,184.30
 RATE                     10.2000
 PAI                      $   494.53
 CLTV                     56.172
MATURITY                 110430
FEE                      0.5000

LOAN                     21493564
LAST_NAME                BEMBRY
ADDRESS                  70 HALLECK STREET
CITY                     NEWARK
STATE                    NJ
ZIP                      071010000
 MORT                     $        73,000.00
 BAL                      $        73,000.00
 RATE                       9.9000
 PAI                      $   635.24
 CLTV                     70.873
MATURITY                 110802
FEE                      0.5000

LOAN                     21494018
LAST_NAME                HARRIS
ADDRESS                  20466 JONES MILL RD.
CITY                     LONG BEACH
STATE                    MS
ZIP                      395600000
 MORT                     $        76,500.00
 BAL                      $        76,500.00
 RATE                     10.6500
 PAI                      $   708.37
 CLTV                     85.000
MATURITY                 260820
FEE                      0.5000

LOAN                     21494216
LAST_NAME                COTTON
ADDRESS                  114- 120 HAMMOND STREET
CITY                     WALTHAM
STATE                    MA
ZIP                      021540000
 MORT                     $      182,000.00
 BAL                      $      182,000.00
 RATE                     13.2500
 PAI                      $2,048.91
 CLTV                     70.000
MATURITY                 110805
FEE                      0.5000

LOAN                     21496245
LAST_NAME                WANDKE
ADDRESS                  3825 NW 171ST PLACE
CITY                     BEAVERTON
STATE                    OR
ZIP                      970060000
 MORT                     $      129,600.00
 BAL                      $      129,539.54
 RATE                       9.7500
 PAI                      $1,113.47
 CLTV                     79.509
MATURITY                 110801
FEE                      0.5000

LOAN                     21496419
LAST_NAME                BUCHAUER
ADDRESS                  19 GRISTMILL ROAD
CITY                     RICHMOND
STATE                    MA
ZIP                      012540000
 MORT                     $      221,000.00
 BAL                      $      221,000.00
 RATE                       8.7000
 PAI                      $2,202.27
 CLTV                     79.783
MATURITY                 110730
FEE                      0.5000

LOAN                     21497433
LAST_NAME                BENNETT
ADDRESS                  1503 EARL ROAD
CITY                     WANTAGH
STATE                    NY
ZIP                      117930000
 MORT                     $      183,900.00
 BAL                      $      183,900.00
 RATE                       9.7500
 PAI                      $1,948.17
 CLTV                     78.927
MATURITY                 110814
FEE                      0.5000

LOAN                     21498142
LAST_NAME                BROWN
ADDRESS                  77 WILLIAM STREET
CITY                     BRIDGEPORT
STATE                    CT
ZIP                      066080000
 MORT                     $        56,000.00
 BAL                      $        55,913.58
 RATE                     10.7000
 PAI                      $   520.65
 CLTV                     80.000
MATURITY                 110401
FEE                      0.5000

LOAN                     21498209
LAST_NAME                RANIER
ADDRESS                  86 EMERLING AVENUE
CITY                     AKRON
STATE                    OH
ZIP                      443010000
 MORT                     $        20,100.00
 BAL                      $        19,920.57
 RATE                     10.9900
 PAI                      $   228.33
 CLTV                     55.833
MATURITY                 110501
FEE                      0.5000

LOAN                     21498274
LAST_NAME                MOAK
ADDRESS                  9343 WASHINGTON BLVD
CITY                     LANHAM
STATE                    MD
ZIP                      207060000
 MORT                     $      108,000.00
 BAL                      $      106,894.81
 RATE                       9.7900
 PAI                      $   931.07
 CLTV                     75.000
MATURITY                 110502
FEE                      0.5000

LOAN                     21499058
LAST_NAME                BOOZER
ADDRESS                  1812 TOLBERT TOWN ROAD
CITY                     ROCKMONT
STATE                    GA
ZIP                      301530000
 MORT                     $        33,116.00
 BAL                      $        32,691.13
 RATE                       9.5000
 PAI                      $   345.81
 CLTV                     73.591
MATURITY                 110226
FEE                      0.5000

LOAN                     21499231
LAST_NAME                WILLIAMS
ADDRESS                  784 16TH AVE SOUTH
CITY                     ST. PETERSB
STATE                    FL
ZIP                      337010000
 MORT                     $        38,000.00
 BAL                      $        37,904.02
 RATE                       9.5000
 PAI                      $   396.81
 CLTV                     76.000
MATURITY                 110720
FEE                      0.5000

LOAN                     21499322
LAST_NAME                KERN
ADDRESS                  2308 PLUM STREET
CITY                     NEW CASTLE
STATE                    IN
ZIP                      473620000
 MORT                     $        28,000.00
 BAL                      $        27,991.97
 RATE                     11.9900
 PAI                      $   287.80
 CLTV                     62.084
MATURITY                 110723
FEE                      0.5000

LOAN                     21499736
LAST_NAME                JUETTE
ADDRESS                  7301 S. RACINE
CITY                     CHICAGO
STATE                    IL
ZIP                      606360000
 MORT                     $        49,600.00
 BAL                      $        49,600.00
 RATE                     11.9900
 PAI                      $   509.82
 CLTV                     80.000
MATURITY                 110801
FEE                      0.5000

LOAN                     21499751
LAST_NAME                ESCARRA
ADDRESS                  1337 NW 31ST STREET
CITY                     MIAMI
STATE                    FL
ZIP                      331420000
 MORT                     $        20,000.00
 BAL                      $        19,801.04
 RATE                     10.7500
 PAI                      $   378.13
 CLTV                     43.095
MATURITY                 20720
FEE                      0.5000

LOAN                     21499991
LAST_NAME                LURNS
ADDRESS                  3115 EDGEHILL ROAD
CITY                     CLEVELAND H
STATE                    OH
ZIP                      441180000
 MORT                     $        80,000.00
 BAL                      $        79,964.67
 RATE                     10.9900
 PAI                      $   761.26
 CLTV                     80.000
MATURITY                 110710
FEE                      0.5000

LOAN                     21500079
LAST_NAME                JACKSON
ADDRESS                  1243 E RANDOLPH ROAD
CITY                     SILVER SPRI
STATE                    MD
ZIP                      209040000
 MORT                     $      115,400.00
 BAL                      $      115,400.00
 RATE                     10.9900
 PAI                      $1,098.11
 CLTV                     73.037
MATURITY                 110801
FEE                      0.5000

LOAN                     21500111
LAST_NAME                WILSON
ADDRESS                  6235 PIONEER DRIVE
CITY                     BALTIMORE
STATE                    MD
ZIP                      212140000
 MORT                     $        62,800.00
 BAL                      $        62,194.29
 RATE                     10.9900
 PAI                      $   713.39
 CLTV                     80.000
MATURITY                 110705
FEE                      0.5000

LOAN                     21500129
LAST_NAME                PARKS
ADDRESS                  1008 WEST COLLEGE STREET
CITY                     GRIFFIN
STATE                    GA
ZIP                      302230000
 MORT                     $        55,000.00
 BAL                      $        55,000.00
 RATE                     10.2500
 PAI                      $   492.86
 CLTV                     78.571
MATURITY                 110720
FEE                      0.5000

LOAN                     21500236
LAST_NAME                MCCULLEY
ADDRESS                  20650 NEWBY STREET
CITY                     ORLANDO
STATE                    FL
ZIP                      328330000
 MORT                     $      232,000.00
 BAL                      $      232,000.00
 RATE                     10.3500
 PAI                      $2,096.23
 CLTV                     80.000
MATURITY                 260725
FEE                      0.5000

LOAN                     21502141
LAST_NAME                POST
ADDRESS                  18 SPLIT ROCK ROAD
CITY                     NEWTOWN
STATE                    CT
ZIP                      064700000
 MORT                     $      260,000.00
 BAL                      $      260,000.00
 RATE                       9.6250
 PAI                      $2,444.81
 CLTV                     72.222
MATURITY                 160819
FEE                      0.5000

LOAN                     1700
LAST_NAME
ADDRESS
CITY
STATE
ZIP
 MORT                     $118,344,365.83
 BAL                      $117,558,697.52
 RATE                       9.7901
 PAI
 CLTV
MATURITY
FEE

                            EXHIBIT D

                  FORM OF SERVICER'S CERTIFICATE


                    ----------------,  ------
                          (month)    (year)

               GE CAPITAL MORTGAGE SERVICES, INC.
           Home Equity Loan Pass-Through Certificates,
                         Series 1996-HE3


          Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

          With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:

          (1) Aggregate Monthly Payments
                Due:
                    (a) Principal    $________
                    (b) Interest    $________
                    (c) Total    $________

          (2) Aggregate Monthly Payments
                  received and Monthly Advances
                         made this Month:
                    (a) Principal    $________
                    (b) Interest    $________
                    (c) Total    $________

          (3)   Aggregate Principal Prepayments in part received
                on Self- Amortizing Mortgage Loans and applied in
                the applicable Prepayment Period:
                    (a) Principal    $________
                    (b) Interest    $________
                    (c) Total    $________

          (4) Aggregate Principal Prepayments
                in full received in
                the applicable Prepayment
                Period:
                    (a) Principal    $________

                    (b) Interest    $________
                    (c) Total    $________

          (5) Aggregate Insurance Proceeds
                (including purchases of
                Mortgage Loans by primary
                mortgage insurers) for
                prior month:
                    (a) Principal    $________
                    (b) Interest    $________
                    (c) Total    $________

          (6) Aggregate Liquidation
                Proceeds for prior month:
                    (a) Principal    $________
                    (b) Interest    $________
                    (c) Total    $________

          (7) Aggregate Purchase Prices for
                Defaulted Mortgage Loans:
                    (a) Principal    $________
                    (b) Interest    $________
                    (c) Total    $________

          (8) Aggregate Purchase Prices
                  (and substitution adjustments)
                  for Defective Mortgage Loans:
                     (a) Principal $________
                      (b) Interest $________
                       (c) Total $________

          (9) Pool Principal Balance:    $________

         (10) Available Funds:    $________

         (11) Realized Losses for
                prior month:    $________


         (12) Aggregate Realized
                Losses:    $________
                    (a) Deficient Valuations    $________
                    (b) Special Hazard
                     Losses    $________
                    (c) Fraud Losses    $________
                      (d) Excess Bankruptcy
                         Losses $________
                    (e) Excess Special
                     Hazard Losses    $________
                    (f) Excess Fraud
                     Losses    $________

         (13) Compensating Interest
                Payment:    $________

         (14) Net Simple Interest
                Shortfall:    $________

         (15) Net Simple Interest
                Excess:    $________

         (16) Simple Interest Shortfall
                Payment:    $________

         (17) Unpaid Net Simple Interest
               Shortfall:

               Class A1    $________
               Class A2    $________
               Class A3    $________
               Class A4    $________
               Class A5    $________
               Class S     $________
               Class M     $________
               Class B1    $________
               Class B2    $________
               Class B3    $________
               Class B4    $________
               Class B5    $________

         (18) Class Certificate Interest Rate of: Class A5 ________% Class M ________% Class B1 ________%
               Class B2 ________% Class B3 ________% Class B4
               ________% Class B5 ________% Class S ________%

         (19) Accrued Certificate Interest
               and Pay-out Rate:

               Class A1      $______________%
               Class A2      $______________%
               Class A3      $______________%
               Class A4      $______________%
               Class A5      $______________%
               Class S       $______________%
               Class M       $______________%
               Class B1      $______________%
               Class B2      $______________%
               Class B3      $______________%

               Class B4      $______________%
               Class B5      $______________%

         (20) Principal distribu-
                table:

               Class A1      $__________
               Class A2      $__________
               Class A3      $__________
               Class A4      $__________
               Class A5      $__________
               Class M       $__________
               Class B1      $__________
               Class B2      $__________
               Class B3      $__________
               Class B4      $__________
               Class B5      $__________
               Class R1      $__________
               Class R2      $__________

         (21) Additional distributions to
                the Class R1 Certificate
                pursuant to Section 2.05(d):$__________

         (22) Additional distributions to
                the Class R2 Certificate
                pursuant to Section 4.01(b): $__________


     B.  Other Amounts:

          1. Senior Percentage for such
               Distribution Date:_____________%

          2. Senior Prepayment Percentage
               for such Distribution Date:_____________%

          3. Junior Percentage
               for such Distribution Date:_____________%

          4. Junior Prepayment Percentage
               for such Distribution Date:_____________%

          5. Subordinate Certificate
               Writedown Amount for
               such Distribution Date:      $_____________

          6. Prepayment Distribution
               Triggers satisfied:Yes No

               Class B1
               Class B2

               Class B3
               Class B4
               Class B5


Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                            EXHIBIT E

      FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
            DEFINITIVE ERISA-RESTRICTED CERTIFICATES



The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126





     [NAME OF OFFICER] ______________________ hereby certifies that:

     1. That he [she] is [title of officer] _________________ of [name of Investor] _______________________________________ (the
"Investor"), a ________________________ [description of type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

     2. The Investor is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

     3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between The First National Bank of Chicago, as Trustee and GE Capital Mortgage Services, Inc., dated as of September 1, 1996, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

     [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.

                    ----------------------------
                    [name of Investor]


                    By:
                       Name:
                       Title:

     The undersigned hereby acknowledges that it is holding and will hold the ERISA-Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.



[name of nominee]


By:____________________________
   Name:
   Title:

                            EXHIBIT F

        FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT



STATE OF            )
                    ) ss.:
COUNTY OF           )

          [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

          1. That he [she] is [title of officer] ___________ _____________ of [name of Purchaser] ________________________
_________________ (the "Purchaser"), a _______________________
[description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

          2.   That the Purchaser's Taxpayer Identification
Number is [           ].

          3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R1 Certificate" or a "Class R2 Certificate" of GE Capital Mortgage Services, Inc.'s Home Equity Loan Pass-Through Certificates, Series 1996-HE3.

          4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

          5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between The First National Bank of Chicago, as Trustee, and GE Capital Mortgage Services, Inc. dated as of September 1, 1996, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

          6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

          7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

          8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

          9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

          10. That the Purchaser (i) is not a Non-U.S. Person or
(ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

          11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

          12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Lower Tier REMIC or the Upper Tier REMIC, as applicable, pursuant to the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                    ---------------------------------
                    [name of Purchaser]


                    By:______________________________
                       Name:
                       Title:


          Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


          Subscribed and sworn before me this _____ day of

__________, 19__.


NOTARY PUBLIC


------------------------------


COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                            EXHIBIT G

         LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE

                       -------------------
                               Date

The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126


          Re:  GE Capital Mortgage Services, Inc.
               Home Equity Loan Pass-Through
               Certificates, Series 1996-HE3

Ladies and Gentlemen:
          _______________________ (the "Transferor") has reviewed
the attached affidavit of _____________________________ (the
"Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.
                    Very truly yours,


                    -------------------------------
                    Name:
                    Title:

                            EXHIBIT H

                ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES


Assumption Fees
     Determined on a Case-by-Case Basis

Late Charges        Per Loan Documents

Appraisal/Inspection FeesReasonable and Customary
                    Charges

Partial Release Fees$0

Easements           $0

Insufficient Funds Charges$0

Document Requests
(copies of loan file documents,
additional pay-off quotations,
amortization schedules, payment
histories)          $0

Modification Fees   $0

Prepayment Premiums Per Loan Documents

                            EXHIBIT I

                  FORM OF INVESTMENT LETTER FOR
                DEFINITIVE RESTRICTED CERTIFICATES


                                              -------------------
                                                             Date


The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126




               Re:  GE Capital Mortgage Services, Inc.
                  Home Equity Loan Pass-Through
                  Certificates, Series 1996-HE3

Ladies and Gentlemen:

     1. The undersigned, a [title of officer] _______________ of [name of Investor] _________________________________________ (the
"Investor"), a ____________________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

     2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between The First National Bank of Chicago, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of September 1, 1996 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

     3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the

Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

     4. The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

     5. The investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) promulgated pursuant to the Securities Act.

     6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

     7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

     8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

     [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the
Investor.]

          IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.

                    ---------------------------------
                    [name of Investor]

                    By:______________________________
                       Name:
                       Title:

     The undersigned hereby acknowledges that it is holding and will hold the Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.

------------------------------
[name of nominee]


By:__________________________
   Name:
   Title:

                            EXHIBIT J

               FORM OF DISTRIBUTION DATE STATEMENT


                    ----------------, -----
                         (month)   (year)

               GE CAPITAL MORTGAGE SERVICES, INC.
           Home Equity Loan Pass-Through Certificates,
                         Series 1996-HE3

          Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

          With respect to the Agreement and as of the Determination Date for this month:

          The amounts below are for a Single Certificate of $1,000:

          (1) Amount of distribution
                allocable to principal:

                    Class A1      $__________
                    Class A2      $__________
                    Class A3      $__________
                    Class A4      $__________
                    Class A5      $__________
                    Class M       $__________
                    Class B1      $__________
                    Class B2      $__________
                    Class B3      $__________
                    Class B4      $__________
                    Class B5      $__________
                    Class R1      $__________
                    Class R2      $__________


          (2) Aggregate principal prepayments
                included in distribution:

                    Class A1$__________
                    Class A2$__________
                    Class A3$__________
                    Class A4$__________
                    Class A5$__________
                    Class M$__________

                    Class B1$__________
                    Class B2$__________
                    Class B3$__________
                    Class B4$__________
                    Class B5$__________
                    Class R1$__________
                    Class R2$__________

          (3) Amount of distribution
               allocable to interest;
               Pay-out Rate:

                    Class A1      $______________%
                    Class A2      $______________%
                    Class A3      $______________%
                    Class A4      $______________%
                    Class A5      $______________%
                    Class S       $______________%
                    Class M       $______________%
                    Class B1      $______________%
                    Class B2      $______________%
                    Class B3      $______________%
                    Class B4      $______________%
                    Class B5      $______________%

          (4) Servicing Compensation:$__________

          The amounts below are for the aggregate of all
Certificates:

          (5) Pool Principal Balance;
                number of Mortgage
                Loans: $__________

                        ----------

          (6) Class Certificate Principal
                Balance of each Class;
                  Certificate Principal Balance
                  of Single Certificate of each
                              Class:
                      Single
                    Certificate
                 Class       Class Balance  Balance

                  Class A1$__________$__________
                  Class A2$__________$__________
                  Class A3$__________$__________
                 Class A4 $__________$__________
                  Class A5$__________$__________
                   Class M$__________$__________
                  Class B1$__________$__________
                  Class B2$__________$__________

                  Class B3$__________$__________
                  Class B4$__________$__________
                  Class B5$__________$__________
                  Class R1$__________$__________
                  Class R2$__________$__________

          (7)    Book value of real estate acquired on behalf of
                 Certificate- holders; number of related Mortgage
                 Loans:
                     $---------- $----------
                     ----------- -----------

         (8) Aggregate Scheduled Principal
                Balance and number of
                delinquent Mortgage Loans:

          one payment delinquent$______________________
          two payments delinquent$______________________
          three or more payments
               delinquent$______________________
          In foreclosure$______________________

         (9) Aggregate Scheduled
               Principal Balance and
               number of replaced
               Mortgage Loans: $__________
                      ----------

         (10) Unpaid Net Simple Interest
               Shortfall:

                    Class A1$__________
                    Class A2$__________
                    Class A3$__________
                    Class A4$__________
                    Class A5$__________
                    Class S$__________
                    Class M$__________
                    Class B1$__________
                    Class B2$__________
                    Class B3$__________
                    Class B4$__________
                    Class B5$__________

        (11) Class Certificate Interest
               Rate of:

                    Class A5___________%
                    Class M___________%
                    Class B1___________%

                       Class B2___________%
                       Class B3___________%
                       Class B4___________%
                       Class B5___________%
                       Class S___________%





        (12) Senior Percentage for such
                  Distribution Date:__________%

        (13) Senior Prepayment Percentage
                for such Distribution Date:__________%

        (14) Junior Percentage for
                such Distribution Date:__________%

        (15) Junior Prepayment Percentage
                for such Distribution Date:__________%


Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                            EXHIBIT K

                    FORM OF SPECIAL SERVICING
                  AND COLLATERAL FUND AGREEMENT


     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the
"Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services, Inc. (the "Company") and _____________________________ (the "Purchaser").

                      PRELIMINARY STATEMENT

     ___________________________ or an affiliate thereof is the holder of the entire interest in REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class __-B_ (the "Class __-B_ Certificates"). The Class __-B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State Street Bank and Trust Company as Trustee.

     ____________________________ or an affiliate thereof intends to resell all of the Class __-B_ Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class __-B5 (the "Class __-B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class __-B_ Certificates.

                            ARTICLE I

                           DEFINITIONS

     Section 1.01.  Defined Terms.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

     Collateral Fund: The fund established and maintained pursuant to Section 3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of
(A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Mortgage Loan:  Any Pool __ Mortgage Loan.

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

     Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing
Agreement.

                            ARTICLE II

                   SPECIAL SERVICING PROCEDURES

     Section 2.01.  Reports and Notices.

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

         (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

     (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subSection (a)(i) or
(a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the

Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

     Section 2.02.  Purchaser's Election to Delay Foreclosure
Proceedings.

     (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subSection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall (i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subSection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subSection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan as the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan

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(after adjustment for all previous withdrawals and deposits pursuant to this subSection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subSection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subSection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all

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withdrawals and deposits pursuant to subSection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     Section 2.03.  Purchaser's Election to Commence Foreclosure
Proceedings.

     (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subSection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subSection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with


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information supporting such belief) or (v) the same is
prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subSection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subSection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

     Section 2.04.  Termination.

     (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class __-B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related Mortgage Pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class __-B_ Certificates, or (iii) upon any transfer by the Purchaser


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of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class __-B_ Certificates [or in the Class __-B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust
Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business
Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

     (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section
2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

     Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

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                           ARTICLE III

               COLLATERAL FUND; SECURITY INTEREST

     Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Multi-Class Pass-Through Certificates 199_-__ Pool __ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Pool __ Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

     The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser
(i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

     Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal

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



made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Pool __ Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Pool __ Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

     Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to


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



Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                            ARTICLE IV

                     MISCELLANEOUS PROVISIONS

     Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

     Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

     (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

          GE Capital Mortgage Services, Inc.
          2000 West Loop South
          Suite 1917
          Houston, Texas 77027
          Attention: Mark Pendergrass
          Telephone: (713) 964-4207
          Facsimile: (713) 964-4100


with respect to all other notices pursuant to this Agreement,

          GE Capital Mortgage Services, Inc.
          Three Executive Campus
          Cherry Hill, New Jersey  08002
          Attention:  General Counsel
          Telephone:  (609) 661-6515
          Facsimile:  (609) 661-6875


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or such other address as may hereafter be furnished in writing by the Company, or

     (b) in the case of the Purchaser, with respect to notices pursuant to Section 2.01,

          ________________________________
          ________________________________
          Attention:______________________
          Telephone:______________________
          Facsimile:______________________

          with respect to all other notices pursuant to this Agreement,

          ________________________________
          ________________________________
          Attention:______________________
          Telephone:______________________
          Facsimile:______________________

or such other address as may hereafter be furnished in writing by the Purchaser, or

     (c)  in the case of the Trustee,

          State Street Bank and Trust Company
          Corporate Trust Department
          Two International Place, Fifth Floor
          Boston, Massachusetts  02110
          Attention:  Karen Beard
          Telephone:  (617) 664-5465
          Facsimile:  (617) 664-5367

     Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.


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     Section 4.07.  Article and Section Headings.  The article
and Section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

     Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to
Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

     Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

     [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class __-B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                    GE CAPITAL MORTGAGE SERVICES, INC.



                    By:
                       Name:
                       Title:



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



                    [PURCHASER]



                    By:
                       Name:
                       Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY



By:
   Name:
   Title:


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




                            EXHIBIT L

            FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT


State of New Jersey )
                    )ss.
County of Camden    )


          GE Capital Mortgage Services, Inc. (the "Company") by its undersigned authorized representative, being duly sworn, hereby certifies as follows:

          1. Pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement"), between the Company, as seller, and The First National Bank of Chicago, as trustee (together with its successors, the "Trustee"), relating to the Company's Home Equity Loan Pass-Through Certificates, Series 1996-HE3, the Company has assigned all of its right, title and interest in the mortgage loan(s) described below (the "Designated Loan(s)") to the Trustee.

               (a)  Loan Number:
                    Maker:
                    Original Principal Amount:
                          Maturity Date:

               [(b) Loan Number:
                    Maker:
                    Original Principal Amount:
                         Maturity Date:]

          2. The Company has provided to the Trustee certain representations and warranties in Section 2.03 of the Agreement as to the ownership, assignment and enforceability of the Designated Loan(s) and the related promissory notes or other instruments evidencing the Designated Loan(s).

          3.   [The Designated Loan] [Each of the Designated
Loans] is evidenced by a promissory note, executed by its [respective] maker as indicated above (the "Mortgage Notes(s)").

          4. The Company is the current holder of the indebtedness evidenced by the Mortgage Note(s), the indebtedness evidenced by the Mortgage Note(s) has not been pledged or otherwise hypothecated, and the Company has not granted to any person (other than the Trustee pursuant to the Agreement) any interest in the indebtedness evidenced by the Mortgage Note(s).

          5.   After diligent search, the Company has been unable

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to locate the Mortgage Note(s) and believes [it] [them] to be lost. [A true and correct photocopy] [[True and correct photocopies] of the Mortgage Note(s) [is] [are] attached hereto as Exhibit A.]

          6. If at any time the Company locates [any of] the Mortgage Note(s), it shall endorse such Mortgage Note(s) for transfer to the Trustee, without recourse, and shall promptly deliver the Mortgage Note(s), as endorsed, to the Trustee.

          7. In the event that the unavailability of any Mortgage Note to the Trustee results in a breach of any representations or warranties of the Company set forth in the Agreement, the Trustee shall have the rights and remedies (if any) set forth in the Agreement, subject to the provisions thereof. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered any Mortgage Note to the Trustee, including without limitation any thereof arising from any action to enforce the indebtedness evidenced by such Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of such Mortgage Note.


          This affidavit is given in connection with the Company's execution of the Agreement. The Trustee's rights and remedies set forth herein and in the Agreement shall constitute the sole and exclusive remedies of the Trustee or its successors and assigns arising out of or relating to the absence or loss of the Mortgage Note(s) or the Company's failure to deliver the same.

                    GE CAPITAL MORTGAGE SERVICES, INC.



                    By:________________________________
                       Name:
                       Title:


Sworn to before me this
____ day of September, 1996




------------------------------
Notary Public

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                            EXHIBIT M


                SCHEDULE OF STREAMLINED PORTFOLIO
                     PROGRAM MORTGAGE LOANS









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